UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2019

Fund of Funds Portfolios
Balanced Strategy
Growth and Income Strategy
Growth Strategy
Satellite Strategies

It is our intention that beginning on January 1, 2021, paper copies of the Portfolios’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Portfolio or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Portfolio electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Portfolio directly with the Portfolio’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Portfolio through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with a Portfolio’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Fund of Funds Portfolios

∎	BALANCED STRATEGY

∎	GROWTH AND INCOME STRATEGY

∎	GROWTH STRATEGY

∎	SATELLITE STRATEGIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fund of Funds Portfolios

Market Review

The capital markets and the Portfolios were influenced most during the 12 months ended December 31, 2019 (the “Reporting Period”) by global economic data, central bank monetary policy and geopolitical events.

During the first quarter of 2019, when the Reporting Period started, risk assets broadly rebounded from a sell-off in the fourth quarter of 2018, as investor sentiment turned positive on a combination of dovish global central bank policy, tentative stabilization in Chinese economic growth and seemingly promising developments in U.S.-China trade talks. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Although global economic growth continued to decelerate during the first calendar quarter, a few “green shoots” began to emerge. (Green shoots is a term used to describe signs of economic recovery or positive data during an economic downturn.) Indications of a bottoming in Chinese credit growth, a modest pick-up in fixed asset investment, and an uptick in March 2019 manufacturing data made investors hopeful for a recovery in Chinese and global economic growth. As inflationary pressures remained rather muted, the U.S. Federal Reserve (“Fed”) and the European Central Bank (“ECB”) each made a dovish shift and then maintained monetary policy stances that were broadly supportive of economic growth. More specifically, the Fed signaled it would make no additional short-term interest rate hikes during 2019, and the ECB indicated it was reluctant to raise interest rates during the calendar year. Global equities, as measured by the MSCI ACWI Investable Market Index, were up 12.86% during the first calendar quarter, led by a rally in U.S. stocks. Emerging markets equities overall underperformed developed markets equities, but Chinese stocks, as represented by the MSCI China Index, rose more than 17%. In fixed income, the 10-year U.S. Treasury yield fell during the first quarter of 2019.

In the second quarter of 2019, continued weakness in global economic growth and low levels of inflation led the Fed and ECB to indicate they might ease monetary policy. In June, the Fed signaled its next policy move was more likely to be an interest rate cut than an interest rate hike. The Fed’s dot plot, which shows interest rate projections of the members of the Federal Open Market Committee, revealed that policymakers expected to keep interest rates stable during 2019, followed by a 25 basis point cut in 2020. (A basis point is 1/100th of a percentage point.) Meanwhile, the ECB hinted that interest rate cuts and quantitative easing were on the table should economic data disappoint in the near term. Global equities were volatile during the second calendar quarter overall, though they rose 3.88%, as measured by the MSCI ACWI Investable Market Index. In May 2019, global equities had suffered a significant decline amid headwinds from U.S.-China trade negotiations. They then recovered in June, driven by dovish central bank actions and market expectations of a pause in U.S.-China trade tensions ahead of the G20 meeting at month end. (Also known as Group of 20 nations, the G20 is a forum attended by finance ministers and central bank governors from the world’s highly developed economies consisting of 19 countries and the European Union.) In fixed income, the 10-year U.S. Treasury yield and the 10-year German government bond yield fell during the second quarter of 2019 in response to global economic growth weakness and dovish central bank policies.

During the third quarter of 2019, weak growth in cyclical sectors, such as manufacturing, and increased global trade uncertainty weighed on investors’ expectations for global economic growth, sparking concerns about a possible recession. U.S.-China trade negotiations remained volatile throughout the third calendar quarter, with both sides sending mixed signals. Major central banks became more accommodative in their monetary policies, encouraged by muted inflation across developed economies. Both the Fed and the ECB, for example, cut interest rates. Global equities, as measured by the MSCI ACWI Investable Market Index, appreciated 1.03% during the third calendar quarter, with Japanese and European stocks outperforming U.S. stocks. Emerging markets equities produced negative returns, broadly underperforming developed markets stocks. Continued weakness in Chinese macro data, along with persistent uncertainty regarding U.S.-China trade talks, pressured emerging markets equities. In fixed income, the 10-year U.S. Treasury yield and the 10-year German government bond yield declined by 30 basis points and 25 basis points, respectively, during the third calendar quarter.

In the fourth quarter of 2019, global economic growth showed signs of stabilization, thanks in part to continuous central bank policy support that sought to manage economic and financial sector pressures. In October, the Fed cut interest rates again, signaling that easing had probably ended unless macroeconomic data deteriorated further. Meanwhile, there were positive developments in the U.S.-China trade dispute. Though a full-fledged trade deal remained uncertain, the U.S. and China settled on the framework of a “Phase One” deal during October, with the two sides reaching an agreement in principle on the details in mid-December. The timing of the agreement avoided a proposed tariff hike, scheduled for December 15th, and included a 50% rollback of a September

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MARKET REVIEW

2019 tariff increase. The U.S. President announced that the “Phase One” deal was scheduled to be signed on January 15, 2020. China also promised to address U.S. concerns about intellectual property practices. Collectively, the stabilization of global economic growth, mitigation of U.S.-China trade war risk and accommodative central bank monetary policy supported risk assets during the fourth calendar quarter. Global equities, as measured by the MSCI ACWI Investable Market Index, were up 8.37%. Developed markets equities, as measured by the MSCI World Index, rose 7.80%, while emerging markets equities, as measured by the MSCI Emerging Markets Index, climbed 11.93%. In fixed income, the 10-year U.S. Treasury yield and the 10-year German government bond yield rose by 23 basis points and 40 basis points, respectively, benefiting from improved global economic growth data and the announcement of the U.S.-China “Phase One” deal.

Looking at the Reporting Period as a whole, the vast majority of risk assets finished the year in positive territory. The S&P 500® Index, up 31.49%, recorded its best annual return since 2013, while the Bloomberg Barclays U.S. Aggregate Bond Index ended the year up 8.72%. Global equities, as measured by the MSCI ACWI Investable Market Index, rose 27.73%, driven largely by the strong performance of U.S. large-cap stocks. Developed market equities generally outperformed their emerging markets counterparts. Although emerging markets equities advanced, they were pressured by slowing economic growth in China, weakness in emerging markets exports and intermittent U.S.-China trade escalation. In fixed income, 10-year U.S. Treasury yields and 10-year German government bond yields declined during the Reporting Period overall, as the Fed and ECB each eased monetary policy in response to soft economic growth and subdued inflation. These same factors, coupled with receding recession fears, caused credit spreads to tighten during the Reporting Period, resulting in strong performance for both investment grade and high yield corporate bonds. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.)

Looking Ahead

At the end of the Reporting Period, we expected a modest pickup in global economic activity in 2020. In our view, the global economy could continue to expand, particularly in the U.S. where we were encouraged by the continued strength of the labor market, the early signs of a turnaround in manufacturing, what we considered to be manageable weakness in the services sector, and the fading drag of trade tariffs. As for monetary policy, we believed the Fed, ECB and the Bank of Japan were likely to remain accommodative, though the Bank of England may be the only major central bank to ease interest rates during 2020, in our opinion. We expected China, the Eurozone countries and Japan to provide additional fiscal stimulus in the near term. Regarding recessionary risk, we considered it low, though we expected it to be modestly higher in 2020 than it was in 2019. At the end of the Reporting Period, we saw no shortage of geopolitical concerns, including the potential of disruptions caused by a more adventurous or aggressive Iran and North Korea. We also thought that ongoing U.S.-China trade negotiations, U.S. elections and the U.K.’s exit from the European Union could increase market volatility.

At the asset class level, we expected equities to offer modest returns in the near term, supported by moderate corporate earnings growth. Accordingly, they remained our preferred asset class at the end of the Reporting Period. Although we considered U.S. valuations high, we thought they were justified by the existing macro environment. That said, we expected high valuations and moderate earnings growth to limit equity returns relative to what we might expect during a period of increasing economic growth momentum. As for fixed income, we thought modest global economic growth and the willingness of developed central banks to ease monetary policy more aggressively, rather than tighten it, were likely to keep interest rates and credit spreads range bound in 2020. In this environment, we believe it is critical to remain vigilant. The current U.S. economic expansion has exceeded all others in length, while the current U.S. equity bull market has exceeded all others in length and all but one other in strength. In our view, neither will continue indefinitely. Therefore, we believe a dynamic investment approach is even more important than usual.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

What Differentiates Goldman Sachs’

Approach to Asset Allocation?

We believe that strong investment results through asset allocation are best achieved through teams of experts working together on a global scale:

∎

Goldman Sachs’ Global Portfolio Solutions Group determines the strategic and tactical asset allocations. The team is comprised of over 150* professionals with significant academic and practitioner experience.

∎

Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Portfolio. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Global Portfolio Solutions Group

Each Portfolio represents a diversified global portfolio on the efficient frontier.† The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Global Portfolio Solutions Group

For each Portfolio, the long-term strategic asset allocation is adjusted through a tactical investment process that seeks to react to and capitalize on changes in the market, the economic cycle, and macroeconomic environment. Within each strategy, we shift assets away from the strategic allocation by over and underweighting certain asset classes and by taking long or short positions in specific sectors, regions and countries. Using a proprietary fundamental analysis and portfolio construction process, the team develops views based on its current market and economic outlook across asset classes like global developed equity, emerging market equity, investment grade and non-investment grade fixed income, and currency markets.

*As	of December 2019.
†Portfolios	on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

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PORTFOLIO RESULTS

Goldman Sachs Fund of Funds Portfolios – Asset Allocation

Investment Objectives

The Goldman Sachs Balanced Strategy Portfolio seeks current income and long-term capital appreciation. The Goldman Sachs Growth and Income Strategy Portfolio seeks long-term capital appreciation and current income. The Goldman Sachs Growth Strategy Portfolio seeks long-term capital appreciation and, secondarily, current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) Team discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios — Asset Allocation (the “Portfolios”) for the 12-month period ended December 31, 2019 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns of 15.24%, 14.30%, 15.68%, 14.99%, 15.49%, 15.69%, 14.94% and 15.70%, respectively. This compares to the 15.45% average annual total return of the Portfolio’s blended benchmark, which is composed 60% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) and 40% of the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”), during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 8.22% and 26.60%, respectively, during the Reporting Period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns of 18.60%, 17.78%, 19.17%, 18.51%, 18.91%, 19.10%, 18.30% and 19.10%, respectively. This compares to the 19.13% average annual total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Barclays Global Index and 60% of the MSCI ACWI Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 8.22% and 26.60%, respectively, during the Reporting Period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns of 22.24%, 21.31%, 22.77%, 22.10%, 22.50%, 22.72%, 21.98% and 22.72%, respectively. This compares to the 22.84% average annual total return of the Portfolio’s blended benchmark, which is composed 80% of the MSCI ACWI Index and 20% of the Bloomberg Barclays Global Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 8.22% and 26.60%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Portfolios’ performance during the Reporting Period?

A	The Portfolios seek to achieve their respective investment objectives by investing mainly in a combination of underlying funds including exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Portfolios’ Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”); some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”); and other Underlying Funds invest dynamically across equity, fixed income, commodity and other markets using various strategies including a managed-volatility or trend-following approach (the “Underlying Dynamic Funds”).

Performance is driven by three sources of return: long-term strategic asset allocation, medium-term and short-term

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PORTFOLIO RESULTS

dynamic allocation, and excess returns from investments in Underlying Funds. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. The resulting strategic asset allocations are implemented using a range of bottom-up security selection strategies across equity, fixed income and dynamic asset classes, which may utilize fundamental or quantitative investment techniques. We then incorporate our medium-term and short-term dynamic views into the Portfolios in order to react to changes in the economic cycle and the markets, respectively. Each Portfolio’s positioning may therefore change over time based on our medium-term and short-term market views on dislocations and attractive investment opportunities. These views may impact the relative weighting across asset classes, the allocation to geographies, sectors and industries as well as the Portfolios’ duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

During the Reporting Period, the Portfolios generated strong positive double-digit returns on an absolute basis. In relative terms, the Goldman Sachs Balanced Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio outperformed their respective benchmark indices.[1] The Goldman Sachs Growth Strategy Portfolio underperformed its benchmark index.

Long-term strategic asset allocation added most to the performance of all three Portfolios during the Reporting Period. In addition, the contribution from our short-term dynamic decisions was generally positive. Conversely, the Portfolios were hurt overall by our medium-term dynamic views. Security selection within the Underlying Funds detracted from the performance of all three Portfolios.

During the Reporting Period, we shifted the Portfolios to new long-term strategic allocations, as we sought to enhance their diversification and sources of potential excess returns. The new strategic allocations enhanced the Portfolios’ absolute returns.

Our medium-term dynamic views detracted from the performance of all three Portfolios. Within fixed income, we held the view that the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio should each have a short duration bias, which was expressed through a short position in long-maturity German government bonds and short positions in the front, or short-term, end of the U.S. Treasury yield curve. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The short position in long-maturity German government bonds hurt the Portfolios’ performance, as German bund yields fell during the Reporting Period due to slower European economic growth and subdued inflation. The Portfolios’ short position in the two-year segment of the U.S. Treasury yield curve also hurt performance, as U.S. interest rates dropped during the Reporting Period. Elsewhere within fixed income, the Portfolios were hampered by their exposure to local emerging markets debt versus U.S. high yield corporate bonds during the first four months of the Reporting Period. This positioning was based on our view that credit spreads, which typically start to widen before an equity market peak, would be a headwind for U.S. high yield corporate bonds in the near term. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) However, high yield corporate bonds outperformed local emerging markets debt, and this medium-term dynamic view marginally detracted from the Portfolios’ performance.

Our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricing, contributed positively to the performance of all three Portfolios during the Reporting Period overall. During the first half of the Reporting Period, the GPS Team used the Goldman Sachs Tactical Exposure Fund (the “Underlying Tactical Fund”) to express its short-term dynamic views. In the second half of the Reporting Period, the GPS team used the Goldman Sachs Tactical Tilt Overlay Fund as the Underlying Tactical Fund for all three Portfolios.

As mentioned earlier, security selection within the Underlying Funds detracted from the returns of the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio.

Q	How did the Portfolios’ Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	Among Underlying Fixed Income Funds, the Goldman Sachs Global Income Fund, the Goldman Sachs High Yield Fund

[1]	As measured by Institutional Shares.

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PORTFOLIO RESULTS

and the Goldman Sachs High Yield Floating Rate Fund outperformed their respective benchmark indices. The Goldman Sachs Access Investment Grade Corporate Bond ETF ended the Reporting Period relatively flat compared to its benchmark index. The Goldman Sachs Emerging Markets Debt Fund, the Goldman Sachs Local Emerging Markets Debt Fund the Goldman Sachs Access High Yield Corporate Bond ETF underperformed their respective benchmark indices. Among Underlying Equity Funds, the Goldman Sachs ActiveBeta® International Equity ETF, the Goldman Sachs Real Estate Securities Fund and the Goldman Sachs Global Infrastructure Fund outperformed their respective benchmark indices during the Reporting Period. The Goldman Sachs Dynamic Global Equity Fund outperformed its benchmark index between May 15, 2019, when it was added as an Underlying Equity Fund, and the end of the Reporting Period. The Underlying Equity Funds that underperformed their respective benchmark indices were the Goldman Sachs International Equity Insights Fund, the Goldman Sachs Large Cap Value Insights Fund, the Goldman Sachs Large Cap Growth Insights Fund, the Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs Small Cap Equity Insights Fund, the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF and the Goldman Sachs International Small Cap Insights Fund. Among Underlying Dynamic Funds, the Goldman Sachs Managed Futures Strategy Fund and the Goldman Sachs Alternative Premia Fund underperformed their respective benchmark indices.

The Goldman Sachs Tactical Exposure Fund and the Goldman Sachs Tactical Tilt Overlay Fund underperformed their respective benchmark indices during the periods they served as the Portfolios’ Underlying Tactical Fund.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, all three Portfolios used derivatives for passive replication of asset classes. Specifically, each of the Portfolios held a strategic position in S&P 500® Index futures (positive impact on performance). They also employed put options on U.S. large cap equities (negative impact). (A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.)

Within fixed income, all three Portfolios used interest rate futures to express our medium-term dynamic views on the U.S. Treasury yield curve and on long-term German interest rates (each had a negative impact). In addition, the Portfolios invested in a strategy that utilized interest rates options to profit if interest rates fall, remain constant, or rise less than anticipated (positive impact).

The three Portfolios used forward foreign currency exchange contracts within a foreign currency hedging strategy (positive impact), which seeks to manage the risk associated with investing in non-U.S. currencies.

Equity options were employed within a volatility selling strategy (negative impact). Our volatility selling strategy seeks to benefit from the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets.

During the Reporting Period overall, some of the Portfolios’ Underlying Funds, including the Underlying Tactical Fund, used derivatives to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolios?

A	In January 2019, we started to implement new long-term strategic allocations that we believed would provide regional exposure, particularly to the U.S., that was more in line with our long-term views as well as the Portfolios’ respective benchmark indices. As we shifted to the new strategic allocations, we increased the Portfolios’ exposure to U.S. large-cap stocks and other developed markets large-cap stocks, while reducing their exposure to emerging markets stocks. We also decreased the Portfolios’ exposure to small-cap stocks overall. Within fixed income, we increased the Portfolios’ exposure to global investment grade corporate bonds. By the end of May 2019, we had completed the implementation of the new long-term strategic allocations.

In May 2019, we added a strategic allocation to the Goldman Sachs Dynamic Global Equity Fund (“Dynamic Underlying Equity Fund”), a diversified equity portfolio that gives us access to equities as well as some options-based strategies in equities and fixed income. We funded the allocation to the Dynamic Underlying Equity Fund by reducing allocations to the Underlying Equity Funds overall, as the Portfolios would

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PORTFOLIO RESULTS

gain similar exposure through the Dynamic Underlying Equity Fund.

During the Reporting Period, we also made changes to our medium-term dynamic views. In February 2019, we reduced the Portfolios’ short positions in long-maturity German government bonds and their short positions in the front, or short-term, end of the U.S. Treasury yield curve, as we sought to increase their exposure to global fixed income amid uncertainty about the global economic growth outlook. Between March and June 2019, we eliminated the Portfolios’ short positions in long-maturity German government bonds. Although we still believed the markets were underpricing the risk of future inflation, we did not see signs that inflation would break out of its range-bound levels in the near term. This, combined with dovish central bank policy, caused us to remove this view from all the Portfolios. (Dovish tends to suggest lower interest rates; opposite of hawkish.) In May 2019, we removed our view that the Portfolios have exposure to local emerging markets debt versus U.S. high yield corporate bonds, as this positioning was incorporated into the Portfolios’ new long-term strategic allocations. In July 2019, we reduced the Portfolios’ short positions in the two-year segment of the U.S. Treasury yield curve, eliminating it completely in December as it became less attractive, in our view, because of the Fed’s dovish stance, which greatly reduced the market’s expectations of a rate hike.

Beginning in June 2019, we sought to reduce equity risk in the Portfolios through the purchase of put options on U.S. large-cap equities. We maintained this positioning through the end of the Reporting Period.

On June 28, 2019, the Goldman Sachs Tactical Exposure Fund, which had served as the Portfolios’ Underlying Tactical Fund during the first half of the Reporting Period, was liquidated. The Goldman Sachs Tactical Tilt Overlay Fund became the Portfolios’ Underlying Tactical Fund.

Q	Were there any changes to the Portfolios’ portfolio management team during the Reporting Period?

A	Effective February 19, 2019, Raymond Chan no longer served as a portfolio manager of the Portfolios. Additionally, Neill Nuttall began serving as a portfolio manager of the Portfolios on February 19, 2019. By design, all investment decisions for the Portfolios are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolios. At the end of the Reporting Period, the portfolio managers for the Portfolios were Neill Nuttall and Christopher Lvoff.

At the end of 2019, Kane Brenan, Global Head and Co-Chief Investment Officer of GPS, retired. Gregory Calnon became Global Head of GPS, and Neill Nuttall became sole Chief Investment Officer for GPS.

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FUND BASIC

Balanced Strategy

as of December 31, 2019

[1]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

[2]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2019. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

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FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[3]

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	The underlying fund weighting for Tactical Exposure Fund was re-allocated to Tactical Tilt Overlay Fund in June 2019.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $1,000,000 investment made on January 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Balanced Strategy Composite Index (the “Balanced Composite”), which is comprised of 60% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Global Index”) and 40% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”), the Bloomberg Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Balanced Strategy Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	15.24%	4.43%	4.88%	—%
Including sales charges	8.91%	3.26%	4.29%	—%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	14.30%	3.62%	4.09%	—%
Including contingent deferred sales charges	13.29%	3.62%	4.09%	—%

Institutional (Commenced January 2, 1998)	15.68%	4.82%	5.29%	—%

Service (Commenced January 2, 1998)	14.99%	4.45%	4.85%	—%

Investor (Commenced November 30, 2007)	15.49%	4.67%	5.13%	—%

Class P (Commenced April 17, 2018)	15.69%	N/A	N/A	4.59%

Class R (Commenced November 30, 2007)	14.94%	4.19%	4.65%	—%

Class R6 (Commenced July 31, 2015)	15.70%	N/A	N/A	5.11%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

10

FUND BASICS

Growth and Income Strategy

as of December 31, 2019

[1]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

[2]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2019. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

11

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[3]

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	The underlying fund weighting for Tactical Exposure Fund was re-allocated to Tactical Tilt Overlay Fund in June 2019.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $1,000,000 investment made on January 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Growth and Income Strategy Composite Index (the “Growth and Income Composite”), which is comprised of 60% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 40% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Global Index”), the Bloomberg Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth and Income Strategy Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	18.60%	5.71%	6.19%	—%
Including sales charges	12.11%	4.52%	5.59%	—%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	17.78%	4.91%	5.40%	—%
Including contingent deferred sales charges	16.76%	4.91%	5.40%	—%

Institutional (Commenced January 2, 1998)	19.17%	6.12%	6.61%	—%

Service (Commenced January 2, 1998)	18.51%	5.61%	6.09%	—%

Investor (Commenced November 30, 2007)	18.91%	5.91%	6.45%	—%

Class P (Commenced April 17, 2018)	19.10%	N/A	N/A	4.63%

Class R (Commenced November 30, 2007)	18.30%	5.45%	5.93%	—%

Class R6 (Commenced July 31, 2015)	19.10%	N/A	N/A	6.27%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

13

FUND BASICS

Growth Strategy

as of December 31, 2019

[1]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

[2]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2019. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

14

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[3]

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	The underlying fund weighting for Tactical Exposure Fund was re-allocated to Tactical Tilt Overlay Fund in June 2019.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $1,000,000 investment made on January 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Growth Strategy Composite Index (the “Growth Strategy Composite”), which is comprised of 80% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 20% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Global Index”), the Bloomberg Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth Strategy Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	22.24%	6.96%	7.35%	—%
Including sales charges	15.11%	5.76%	6.75%	—%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	21.31%	6.16%	6.54%	—%
Including contingent deferred sales charges	20.11%	6.16%	6.54%	—%

Institutional (Commenced January 2, 1998)	22.77%	7.39%	7.78%	—%

Service (Commenced January 2, 1998)	22.10%	6.85%	7.24%	—%

Investor (Commenced November 30, 2007)	22.50%	7.24%	7.62%	—%

Class P (Commenced April 17, 2018)	22.72%	N/A	N/A	5.02%

Class R (Commenced November 30, 2007)	21.98%	6.71%	7.08%	—%

Class R6 (Commenced July 31, 2015)	22.72%	N/A	N/A	7.41%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

16

PORTFOLIO RESULTS

Goldman Sachs Satellite Strategies Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios — Satellite Strategies Portfolio (the “Portfolio”) for the 12-month period ended December 31, 2019 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns of 18.38%, 17.55%, 18.86%, 18.25%, 18.71%, 18.85%, 18.12% and 19.02%, respectively. This compares to the 19.45% average annual total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays U.S. Index”), 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”) and 30% of the MSCI EAFE Net Total Return Index (the “MSCI EAFE Index”), during the same period.

The components of the blended benchmark, the Bloomberg Barclays U.S. Index, the S&P 500® Index and the MSCI EAFE Index, generated average annual total returns of 8.72%, 31.49% and 22.01%, respectively, during the same period.

Q	How did various satellite asset classes perform during the Reporting Period?

A	During the Reporting Period, satellite asset classes generated positive absolute returns. Relative to traditional equity and fixed income asset classes, performance across satellite asset classes was mixed.

Global infrastructure securities, as represented by the S&P Global Infrastructure Index (Net, Unhedged), performed best, generating a return of 28.69%, during the Reporting Period. It was the only equity satellite asset class to outperform the equity component of the blended benchmark, which is an equal-weighted blend of U.S. and international stocks, as represented by the S&P 500® Index and the MSCI EAFE Index. These two indices were up 31.49% and 22.01%, respectively, during the Reporting Period.

As for other equity satellite asset classes, they underperformed the equity component of the blended benchmark. International small-cap stocks returned 24.96%, as measured by the MSCI EAFE Small Cap Index (Net, Unhedged). Global real estate securities, as represented by the FTSE EPRA Nareit Developed Index (Net, Unhedged), returned 22.10% during the Reporting Period. Emerging markets equities returned 18.42%, as measured by the MSCI Emerging Markets Index (Net, Unhedged), amid volatility stemming from uncertainty around U.S.-China trade negotiations. U.S. energy master limited partnerships (“MLPs”), as measured by the Alerian MLP Index, was the weakest equity satellite asset class during the Reporting Period, but still returned 6.56%.

As for fixed income satellite asset classes, with the exception of leveraged loans, each outperformed the fixed income component of the blended benchmark, the Bloomberg Barclays U.S. Index. U.S. dollar-denominated emerging markets debt, as represented by the J.P. Morgan Emerging Market Bond Index Global Diversified Index, was the best-performing fixed income satellite asset class, up 15.04% during the Reporting Period. Next was U.S. high yield corporate bonds, which produced a gain of 14.32%, as measured by the Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index. Local emerging markets debt, as represented by the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index, generated a return of 13.74%. Leveraged loans, as measured by the Credit Suisse Leveraged Loan Index, returned 8.17%, underperforming the fixed income component of the blended benchmark.

17

PORTFOLIO RESULTS

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Portfolio’s Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”), and some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

The Portfolio’s performance is driven by three sources of return: long-term strategic asset allocation, medium-term dynamic allocation, and excess returns from investments in Underlying Funds. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. We apply a factor-based risk budgeting approach to develop a strategic allocation across the satellite asset classes included in the Portfolio. Our model focuses on broad asset classes, such as emerging markets, high yield credit and real assets. We then incorporate our medium-term dynamic views into the Portfolio in order to react to changes in the economic cycle. The Portfolio’s positioning may therefore change over time based on our medium-term dynamic views of attractive investment opportunities. These views may impact relative weighting across asset classes, the allocation to geographies, sectors and industries as well as the Portfolio’s duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

During the Reporting Period, our strategic asset allocation produced significantly positive absolute returns, but underperformed the Portfolio’s blended benchmark of core asset classes. Our medium-term dynamic allocation also diminished relative results. On the positive side, security selection within the Underlying Funds added to returns during the Reporting Period, with outperformance concentrated in the Underlying Equity Funds.

Strategic asset allocation had a negative impact on the Portfolio’s relative performance during the Reporting Period. The Portfolio was hurt by its strategic allocations to equity satellite assets classes, all but one of which underperformed the equity component of the blended benchmark. The Portfolio’s strategic allocation to global infrastructure securities contributed positively. Global infrastructure securities, which are interest-rate sensitive investments, benefited from the decline in U.S. interest rates during the Reporting Period. As for fixed income, the Portfolio’s strategic allocations to satellite asset classes added overall to its performance. With one exception, all of the Portfolio’s fixed income satellite asset classes outpaced the fixed income component of the blended benchmark. A strategic allocation to leveraged loans, which underperformed the fixed income component of the blended benchmark, detracted from the Portfolio’s relative results. Leveraged loans tend to perform well in rising interest rate environments because they are floating-rate securities, and their coupon rates reset regularly to reflect current interest rates. However, the Reporting Period was characterized by falling interest rates, as the Federal Reserve (the “Fed”) paused its short-term rate hikes and started making interest rate cuts.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	During the Reporting Period, security selection within the Underlying Funds overall added to the Portfolio’s results. Among Underlying Equity Funds, the Goldman Sachs Emerging Markets Equity Fund, the Goldman Sachs Global Real Estate Securities Fund, the Goldman Sachs Global Infrastructure Fund and the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF outperformed their respective benchmark indices. The Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs International Small Cap Insights Fund and the Goldman Sachs MLP Energy Infrastructure Fund underperformed their respective benchmark indices. Among Underlying Fixed Income Funds, the Goldman Sachs High Yield Fund and the Goldman Sachs High Yield Floating Rate Fund outperformed their respective benchmark indices. The Goldman Sachs Local Emerging Markets Debt Fund and the Goldman Sachs Emerging Markets Debt Fund underperformed their respective benchmark indices.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Portfolio did not directly invest in derivatives. However, some of the Underlying Funds used derivatives to apply their active investment views with greater versatility and to potentially afford greater risk management precision. As market conditions warranted, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts,

18

PORTFOLIO RESULTS

options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	We made some adjustments to the Portfolio’s allocations during the Reporting Period. In March 2019, we added a small allocation to energy MLP infrastructure securities through an investment in the Goldman Sachs MLP Energy Infrastructure Fund. We believed energy MLP infrastructure securities offered attractive dividend yields, given our expectations for generally steady interest rates, benign inflation and fairly stable economic growth in the near term. To fund this allocation, we reduced the Portfolio’s exposure to international small-cap equities, preferring U.S. exposure over international exposure at that particular time.

In June 2019, we sought to reduce the Portfolio’s equity risk by reducing its allocation to emerging markets equities, which we accomplished by slightly reducing its allocation to the Goldman Sachs Emerging Markets Equity Insights Fund and increasing its cash position. During December, we once again increased the Portfolio’s allocation to emerging markets equities by increasing its allocation to the Goldman Sachs Emerging Markets Equity Insights Fund.

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	Effective February 19, 2019, Raymond Chan no longer served as a portfolio manager of the Portfolio. Additionally, Neill Nuttall began serving as a portfolio manager of the Portfolio on February 19, 2019. By design, all investment decisions for the Portfolio are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolio. At the end of the Reporting Period, the portfolio managers for the Portfolio were Neill Nuttall and Christopher Lvoff.

At the end of 2019, Kane Brenan, Global Head and Co-Chief Investment Officer of GPS, retired. Gregory Calnon became Global Head of GPS, and Neill Nuttall became sole Chief Investment Officer for GPS.

19

FUND BASICS

Satellite Strategies Portfolio

as of December 31, 2019

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO[1] AS OF 12/31/19

Percentage of Investment Portfolio

[1]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2019. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

20

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[2]

Percentage of Net Assets

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

21

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $1,000,000 investment made on January 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Satellite Strategies Composite Index (the “Satellite Composite”), which is comprised of 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the “BBCAB Index”), 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”), and 30% of the MSCI® Europe, Australasia and Far East Index (the “MSCI EAFE Index”), the S&P 500® Index, the BBCAB Index and the MSCI EAFE Index (Gross, USD, Unhedged) (all with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Satellite Strategies Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	18.38%	4.44%	5.05%	—%
Including sales charges	11.86%	3.26%	4.46%	—%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	17.55%	3.68%	4.27%	—%
Including contingent deferred sales charges	16.52%	3.68%	4.27%	—%

Institutional (Commenced March 30, 2007)	18.86%	4.87%	5.47%	—%

Service (Commenced August 29, 2008)	18.25%	4.35%	4.96%	—%

Investor (Commenced November 30, 2007)	18.71%	4.72%	5.30%	—%

Class P (Commenced April 17, 2018)	18.85%	N/A	N/A	4.18%

Class R (Commenced November 30, 2007)	18.12%	4.20%	4.80%	—%

Class R6 (Commenced July 31, 2015)	19.02%	N/A	N/A	5.15%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

22

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Index Definitions

The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (60%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (40%). The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (40%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (60%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the Investment Advisor of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (20%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (80%). The Growth Strategy Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays Global Index is an unmanaged index, provides a broadbased measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

23

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the MSCI® EAFE® Net Total Return Index (30%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI® EAFE® Index is a market capitalization weighted composite of securities in 21 developed markets. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Alerian MLP Index is the leading gauge of energy infrastructure master limited partnerships. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

FTSE EPRA Nareit Developed Index is a free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in developed countries worldwide. Constituents of the Index are screened on liquidity, size and revenue.

J.P. Morgan Emerging Market Bond Index — Global Diversified Index is an unmanaged index of external debt instruments of emerging countries. The index is positioned as the investable benchmark that includes only those countries that are accessible by most of the international investor base and is popular largely due to its diversification weighting scheme and country coverage.

J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index is an unmanaged index of debt instruments issued by emerging markets governments in local currency. As emerging markets look increasingly toward their domestic market for sources of finance, investors are looking more closely at local markets in search for higher yield and greater diversification.

MSCI ACWI Investable Market Index captures large, mid and small cap representation across 23 developed markets and 26 emerging markets countries.

MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips, P chips and foreign listings.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Index is an equity index that captures small-cap representation across developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities.

Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

It is not possible to invest directly in an unmanaged index.

24

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2019

Shares	Description	Value

Underlying Funds(a) – 91.6%
Dynamic – 8.6%
2,476,700	Goldman Sachs Tactical Tilt Overlay Fund – Class R6	$23,900,156
1,514,895	Goldman Sachs Managed Futures Strategy Fund – Class R6	14,952,011
789,315	Goldman Sachs Alternative Premia Fund – Class R6	6,448,704

		45,300,871

Equity – 27.9%
4,085,733	Goldman Sachs Dynamic Global Equity Fund – Class R6	79,876,079
1,721,417	Goldman Sachs International Equity Insights Fund – Class R6	22,343,992
1,856,678	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	18,214,010
884,252	Goldman Sachs Global Real Estate Securities Fund – Class R6	9,824,039
775,646	Goldman Sachs Global Infrastructure Fund – Class R6	9,672,305
601,297	Goldman Sachs International Small Cap Insights Fund – Class R6	7,209,556

		147,139,981

Exchange Traded Funds – 19.3%
791,076	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	51,158,885
958,523	Goldman Sachs Access Investment Grade Corporate Bond ETF	50,418,310

		101,577,195

Fixed Income – 35.8%
12,640,339	Goldman Sachs Global Income Fund – Class R6	161,164,320
826,583	Goldman Sachs Emerging Markets Debt Fund – Class R6	10,266,162
709,340	Goldman Sachs High Yield Floating Rate Fund – Class R6	6,710,359
891,316	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	5,401,374
800,924	Goldman Sachs High Yield Fund – Class R6	5,214,013

		188,756,228

TOTAL UNDERLYING FUNDS – 91.6%
(Cost $465,403,944)		$482,774,275

Shares	Dividend Rate	Value

Investment Company(a) – 4.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
22,109,474	1.638%	$22,109,474
(Cost $22,109,474)

TOTAL INVESTMENTS – 95.8%
(Cost $487,513,418)		$504,883,749

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.2%		21,887,397

NET ASSETS – 100.0%		$526,771,146

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar
Investment Abbreviation:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2019, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	4,579,237	JPY	495,000,000	03/18/20	$3,173

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	1,713,345	CHF	1,680,000	03/18/20	$(32,259)
	USD	5,921,298	EUR	5,300,000	03/18/20	(52,994)
	USD	3,248,085	GBP	2,470,000	03/18/20	(30,740)
	USD	1,310,298	AUD	1,910,000	03/18/20	(32,649)
	USD	327,712	DKK	2,190,000	03/18/20	(2,817)
	USD	500,194	SEK	4,725,000	03/18/20	(6,178)
	USD	125,617	NOK	1,150,000	03/18/20	(5,403)
	USD	57,954	ILS	200,000	03/18/20	(209)
	USD	257,161	SGD	350,000	03/18/20	(3,273)
	USD	713,627	HKD	5,590,000	03/18/20	(3,308)
	USD	45,819	NZD	70,000	03/18/20	(1,358)

TOTAL						$(171,188)

FUTURES CONTRACTS — At December 31, 2019, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	155	03/20/20	$25,041,025	$326,333

PURCHASED OPTIONS CONTRACTS — At December 31, 2019, the Portfolio had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.00	03/15/2021	55	$137,500	$198,000	$98,440	$99,560
Eurodollar Futures	97.00	06/14/2021	53	132,500	190,800	98,173	92,627
Eurodollar Futures	97.00	09/13/2021	29	72,500	104,218	71,117	33,101
Eurodollar Futures	97.50	09/14/2020	58	145,000	125,425	45,023	80,402
Eurodollar Futures	97.50	12/14/2020	54	135,000	118,801	51,501	67,300
Eurodollar Futures	98.00	06/14/2021	205	512,500	262,656	166,996	95,660
Eurodollar Futures	98.25	03/15/2021	471	1,177,500	356,193	548,580	(192,387)
Eurodollar Futures	98.25	06/14/2021	415	1,037,500	357,938	513,313	(155,375)
Eurodollar Futures	98.25	09/13/2021	406	1,015,000	385,700	486,267	(100,567)
Eurodollar Futures	98.50	03/16/2020	77	192,500	1,444	26,166	(24,722)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts (continued)
Eurodollar Futures	$98.50	06/15/2020	51	$127,500	$4,143	$25,618	$(21,475)
Eurodollar Futures	98.50	12/13/2021	275	687,500	190,782	270,001	(79,219)

TOTAL			2,149	$5,372,500	$2,296,100	$2,401,195	$(105,095)

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts

SPX Index	Barclays Bank PLC	$2,801.58	01/17/2020	3,649	$3,649	$2,934	$323,739	$(320,805)

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2019

Shares	Description	Value

Underlying Funds(a) – 94.0%
Dynamic – 7.2%
3,613,879	Goldman Sachs Tactical Tilt Overlay Fund – Class R6	$34,873,929
2,191,207	Goldman Sachs Managed Futures Strategy Fund – Class R6	21,627,209
1,145,021	Goldman Sachs Alternative Premia Fund – Class R6	9,354,823

		65,855,961

Equity – 40.7%
10,141,115	Goldman Sachs Dynamic Global Equity Fund – Class R6	198,258,792
5,903,161	Goldman Sachs International Equity Insights Fund – Class R6	76,623,035
4,661,171	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	45,726,090
1,583,417	Goldman Sachs Global Infrastructure Fund – Class R6	19,745,205
1,602,955	Goldman Sachs Global Real Estate Securities Fund – Class R6	17,808,828
1,054,916	Goldman Sachs International Small Cap Insights Fund – Class R6	12,648,442

		370,810,392

Exchange Traded Funds – 27.2%
2,912,779	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	188,369,418
1,132,354	Goldman Sachs Access Investment Grade Corporate Bond ETF	59,561,820

		247,931,238

Fixed Income – 18.9%
9,359,304	Goldman Sachs Global Income Fund – Class R6	119,331,127
2,060,509	Goldman Sachs Emerging Markets Debt Fund – Class R6	25,591,522
1,622,053	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	9,829,639
1,395,707	Goldman Sachs High Yield Fund – Class R6	9,086,053
927,599	Goldman Sachs High Yield Floating Rate Fund – Class R6	8,775,085

		172,613,426

TOTAL UNDERLYING FUNDS – 94.0%
(Cost $800,876,755)		$857,211,017

Shares	Dividend Rate	Value

Investment Company(a) – 3.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
30,552,695	1.638%	$30,552,695
(Cost $30,552,695)

TOTAL INVESTMENTS – 97.3%
(Cost $831,429,450)		$887,763,712

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%		24,217,925

NET ASSETS – 100.0%		$911,981,637

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbrevations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar
Investment Abbreviations:
ETF	—Exchange Traded Fund

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2019, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	5,300,814	JPY	573,000,000	03/18/20	$3,673

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	147,463	NOK	1,350,000	03/18/20	$(6,344)
	USD	6,848,595	EUR	6,130,000	03/18/20	(61,294)
	USD	1,516,104	AUD	2,210,000	03/18/20	(37,777)
	USD	3,754,366	GBP	2,855,000	03/18/20	(35,531)
	USD	378,590	DKK	2,530,000	03/18/20	(3,255)
	USD	1,988,704	CHF	1,950,000	03/18/20	(37,442)
	USD	579,590	SEK	5,475,000	03/18/20	(7,159)
	USD	293,899	SGD	400,000	03/18/20	(3,740)
	USD	825,969	HKD	6,470,000	03/18/20	(3,828)
	USD	69,545	ILS	240,000	03/18/20	(251)
	USD	52,365	NZD	80,000	03/18/20	(1,552)

TOTAL						$(198,173)

FUTURES CONTRACTS — At December 31, 2019, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Value	Unrealized Gain (Loss)
Long position contracts:
S&P 500 E-Mini Index	286	03/20/20	$46,204,730	$641,301

PURCHASED OPTIONS CONTRACTS — At December 31, 2019, the Portfolio had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.00	06/14/2021	91	$227,500	$327,600	$168,561	$159,039
Eurodollar Futures	97.00	03/15/2021	95	237,500	342,000	170,033	171,967
Eurodollar Futures	97.00	09/13/2021	72	180,000	258,750	176,567	82,183
Eurodollar Futures	97.50	12/14/2020	130	325,000	286,000	123,983	162,017
Eurodollar Futures	97.50	09/14/2020	138	345,000	298,425	107,123	191,302
Eurodollar Futures	98.00	06/14/2021	398	995,000	509,937	324,216	185,721
Eurodollar Futures	98.25	06/14/2021	882	2,205,000	760,725	1,091,871	(331,146)
Eurodollar Futures	98.25	09/13/2021	861	2,152,500	817,950	1,031,910	(213,960)
Eurodollar Futures	98.25	03/15/2021	1,012	2,530,000	765,325	1,179,698	(414,373)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts (continued)
Eurodollar Futures	$98.50	03/16/2020	130	$325,000	$2,438	$44,177	$(41,739)
Eurodollar Futures	98.50	06/15/2020	85	212,500	6,906	42,697	(35,791)
Eurodollar Futures	98.50	12/13/2021	575	1,437,500	398,907	564,797	(165,890)

TOTAL			4,469	$11,172,500	$4,774,963	$5,025,633	$(250,670)

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
SPX Index	Barclays Bank PLC	$2,801.58	01/17/2020	7,350	$7,350	$5,909	$652,092	$(646,183)

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2019

Shares	Description	Value

Underlying Funds(a) – 95.9%
Dynamic – 5.4%
2,168,116	Goldman Sachs Tactical Tilt Overlay Fund – Class R6	$20,922,322
1,244,634	Goldman Sachs Managed Futures Strategy Fund – Class R6	12,284,541
724,767	Goldman Sachs Alternative Premia Fund – Class R6	5,921,346

		39,128,209

Equity – 51.8%
9,931,926	Goldman Sachs Dynamic Global Equity Fund – Class R6	194,169,147
6,475,868	Goldman Sachs International Equity Insights Fund – Class R6	84,056,773
5,181,929	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	50,834,724
1,272,455	Goldman Sachs Global Infrastructure Fund – Class R6	15,867,514
1,383,416	Goldman Sachs Global Real Estate Securities Fund – Class R6	15,369,748
1,134,028	Goldman Sachs International Small Cap Insights Fund – Class R6	13,596,996

		373,894,902

Exchange Traded Funds – 33.5%
3,316,043	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	214,448,501
521,555	Goldman Sachs Access Investment Grade Corporate Bond ETF	27,433,793

		241,882,294

Fixed Income – 5.2%
1,762,524	Goldman Sachs Emerging Markets Debt Fund – Class R6	21,890,554
1,405,126	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	8,515,064
1,122,853	Goldman Sachs High Yield Fund – Class R6	7,309,772

		37,715,390

TOTAL UNDERLYING FUNDS – 95.9% (Cost $628,346,194)		$692,620,795

Shares	Dividend Rate	Value

Investment Company(a) – 1.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
13,201,422	1.638%	$13,201,422
(Cost $13,201,422)

TOTAL INVESTMENTS – 97.7%
(Cost $641,547,616)		$705,822,217

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%		16,560,589

NET ASSETS – 100.0%		$722,382,806

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar
Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2019, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	3,755,900	JPY	406,000,000	03/18/20	$2,603

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	1,077,051	AUD	1,570,000	03/18/20	$(26,836)
	USD	269,352	DKK	1,800,000	03/18/20	(2,316)
	USD	4,859,933	EUR	4,350,000	03/18/20	(43,495)
	USD	412,858	SEK	3,900,000	03/18/20	(5,100)
	USD	1,407,391	CHF	1,380,000	03/18/20	(26,498)
	USD	2,662,904	GBP	2,025,000	03/18/20	(25,202)
	USD	103,770	NOK	950,000	03/18/20	(4,464)
	USD	585,966	HKD	4,590,000	03/18/20	(2,716)
	USD	46,364	ILS	160,000	03/18/20	(167)
	USD	213,076	SGD	290,000	03/18/20	(2,712)
	USD	39,274	NZD	60,000	03/18/20	(1,164)

TOTAL						$(140,670)

FUTURES CONTRACTS — At December 31, 2019, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	217	03/20/20	$35,057,435	$486,125

PURCHASED OPTIONS CONTRACTS — At December 31, 2019, the Portfolio had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.00	03/15/2021	70	$175,000	$252,000	$125,287	$126,713
Eurodollar Futures	97.00	06/14/2021	68	170,000	244,800	125,958	118,842
Eurodollar Futures	97.00	09/13/2021	123	307,500	442,031	301,635	140,396
Eurodollar Futures	97.50	09/14/2020	143	357,500	309,238	111,005	198,233
Eurodollar Futures	97.50	12/14/2020	134	335,000	294,800	127,797	167,003
Eurodollar Futures	98.00	06/14/2021	343	857,500	439,469	279,413	160,056
Eurodollar Futures	98.25	03/15/2021	973	2,432,500	735,831	1,136,495	(400,664)
Eurodollar Futures	98.25	06/14/2021	840	2,100,000	724,500	1,045,099	(320,599)
Eurodollar Futures	98.25	09/13/2021	820	2,050,000	779,000	983,690	(204,690)
Eurodollar Futures	98.50	03/16/2020	98	245,000	1,837	33,302	(31,465)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts (continued)
Eurodollar Futures	$98.50	06/15/2020	64	$160,000	$5,201	$32,149	$(26,948)
Eurodollar Futures	98.50	12/13/2021	539	1,347,500	373,931	531,163	(157,232)

TOTAL			4,215	$10,537,500	$4,602,638	$4,832,993	$(230,355)

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
SPX Index	Barclays Bank PLC	$2,801.58	01/17/2020	7,350	$7,350	$5,909	$652,092	$(646,183)

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2019

Shares	Description	Value

Underlying Funds(a) – 99.3%
Equity – 54.8%
5,184,640	Goldman Sachs Global Real Estate Securities Fund – Class R6	$57,601,353
3,680,238	Goldman Sachs Global Infrastructure Fund – Class R6	45,892,570
3,014,043	Goldman Sachs International Small Cap Insights Fund – Class R6	36,138,376
2,398,152	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	23,525,875
651,964	Goldman Sachs Emerging Markets Equity Fund – Class R6	15,145,113
622,872	Goldman Sachs MLP Energy Infrastructure Fund – Class R6	3,650,032

		181,953,319

Exchange Traded Funds – 4.4%
428,074	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	14,700,061

Fixed Income – 40.1%
4,598,627	Goldman Sachs Emerging Markets Debt Fund – Class R6	57,114,941
5,835,800	Goldman Sachs High Yield Fund – Class R6	37,991,058
2,142,830	Goldman Sachs High Yield Floating Rate Fund – Class R6	20,271,176
2,889,499	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	17,510,364

		132,887,539

TOTAL UNDERLYING FUNDS – 99.3%
(Cost $280,482,264)		$329,540,919

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		2,180,426

NET ASSETS – 100.0%		$331,721,345

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated issuer.

Investment Abbreviations:
ETF	—Exchange Traded Fund

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

December 31, 2019

	Balanced Strategy Portfolio	Growth and Income Strategy Portfolio
Assets:
Investments in Affiliated Funds, at value (cost $487,513,418 and $831,429,450, respectively)	$504,883,749	$887,763,712
Purchased options (premium paid $2,724,934, and $5,677,725, respectively)	2,299,034	4,780,872
Cash	7,922,987	14,363,006
Foreign currencies, at value (cost $14,877 and $42,198, respectively)	24,071	43,304
Unrealized gain on forward foreign currency exchange contracts	3,173	3,673
Variation margin on futures contracts	59,800	110,177
Receivables:
Portfolio shares sold	12,277,689	5,840,849
Dividends	499,683	568,256
Reimbursement from investment adviser	45,044	59,808
Collateral on certain derivative contracts(a)	88,421	61,352
Other assets	65,167	67,156
Total assets	528,168,818	913,662,165

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	171,188	198,173
Payables:
Portfolio shares redeemed	417,396	460,667
Investments purchased	368,269	413,010
Distribution and Service fees and Transfer Agency fees	67,381	142,341
Management fees	63,202	113,146
Cash due to broker	89,026	62,037
Collateral on certain derivative contracts(b)	70,000	110,000
Accrued expenses	151,210	181,154
Total liabilities	1,397,672	1,680,528

Net Assets:
Paid-in capital	514,564,826	852,726,952
Total distributable earnings	12,206,320	59,254,685
NET ASSETS	$526,771,146	$911,981,637
Net Assets:
Class A	$106,285,380	$286,720,779
Class C	10,978,104	19,068,551
Institutional	351,189,222	371,609,969
Service	531,690	2,919,850
Investor	3,662,651	7,669,897
Class P	42,117,530	212,701,852
Class R	10,240,780	4,990,996
Class R6	1,765,789	6,299,743
Total Net Assets	$526,771,146	$911,981,637
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	9,131,214	20,101,536
Class C	941,352	1,369,667
Institutional	30,177,339	25,975,799
Service	45,127	205,205
Investor	316,056	540,351
Class P	3,617,956	14,875,730
Class R	883,479	352,640
Class R6	151,731	440,563
Net asset value, offering and redemption price per share:(c)
Class A	$11.64	$14.26
Class C	11.66	13.92
Institutional	11.64	14.31
Service	11.78	14.23
Investor	11.59	14.19
Class P	11.64	14.30
Class R	11.59	14.15
Class R6	11.64	14.30

(a)	Segregated for initial margin and/or collateral on futures.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Forwards	Options
Balanced Strategy	$40,000	$30,000

Growth and Income Strategy	—	110,000

(c)	Maximum public offering price per share for Class A Shares of the Balanced Strategy and Growth and Income Strategy Portfolios is $12.32 and $15.09, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value ("NAV") or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities (continued)

December 31, 2019

	Growth Strategy Portfolio	Satellite Strategies Portfolio
Assets:
Investments in Affiliated Funds, at value (cost $641,547,616 and $280,482,264, respectively)	$705,822,217	$329,540,919
Purchased options (premium paid $5,485,085 and $0, respectively)	4,608,547	—
Cash	11,702,255	2,542,873
Foreign currencies, at value (cost $53,593 and $0, respectively)	54,376	—
Unrealized gain on forward foreign currency exchange contracts	2,603	—
Variation margin on futures contracts	83,755	—
Receivables:
Portfolio shares sold	1,408,281	103,979
Dividends	227,985	529,299
Reimbursement from investment adviser	79,914	30,895
Collateral on certain derivative contracts(a)	52,134	—
Other assets	66,132	47,777
Total assets	724,108,199	332,795,742

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	140,670	—
Payables:
Portfolio shares redeemed	767,725	333,787
Investments purchased	156,480	529,299
Distribution and Service fees and Transfer Agency fees	163,592	44,785
Management fees	92,115	34,734
Collateral on certain derivative contracts(b)	150,000	—
Cash due to broker	52,877	—
Accrued expenses	201,934	131,792
Total liabilities	1,725,393	1,074,397

Net Assets:
Paid-in capital	653,180,539	327,680,642
Total distributable earnings	69,202,267	4,040,703
NET ASSETS	$722,382,806	$331,721,345
Net Assets:
Class A	$338,383,557	$46,920,540
Class C	29,423,560	16,235,422
Institutional	147,389,411	194,783,118
Service	2,265,763	257,859
Investor	7,203,541	22,706,148
Class P	183,763,081	3,722,157
Class R	6,399,810	1,139,637
Class R6	7,554,083	45,956,464
Total Net Assets	$722,382,806	$331,721,345
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	20,911,280	5,552,419
Class C	1,782,189	1,928,210
Institutional	9,117,529	23,108,020
Service	140,470	30,561
Investor	452,093	2,694,369
Class P	11,363,950	440,993
Class R	406,682	135,398
Class R6	467,245	5,447,779
Net asset value, offering and redemption price per share:(c)
Class A	$16.18	$8.45
Class C	16.51	8.42
Institutional	16.17	8.43
Service	16.13	8.44
Investor	15.93	8.43
Class P	16.17	8.44
Class R	15.74	8.42
Class R6	16.17	8.44

(a)	Segregated for initial margin and/or collateral on futures.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Forwards	Options

Growth Strategy	$40,000	$110,000

(c)	Maximum public offering price per share for Class A Shares of the Growth Strategy and Satellite Strategies Portfolios is $17.12 and $8.94, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value ("NAV") or the original purchase price of the shares.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended December 31, 2019

	Balanced Strategy Portfolio	Growth and Income Strategy Portfolio
Investment income:

Dividends from Affiliated Funds	$11,771,177	$19,783,154

Interest	1,696	3,668

Total investment income	11,772,873	19,786,822

Expenses:

Management fees	744,103	1,329,128

Distribution and Service fees(a)	438,370	968,036

Transfer Agency fees(a)	372,759	764,462

Custody, accounting and administrative services	128,809	136,982

Registration fees	128,229	143,552

Professional fees	78,533	78,533

Printing and mailing costs	71,485	126,563

Trustee fees	16,713	17,322

Shareholder meeting expense	10,951	22,979

Service Share fees — Service Plan	1,699	7,376

Service Share fees — Shareholder Administration Plan	1,699	7,376

Prime Broker Fees	639	1,196

Other	17,334	23,015

Total expenses	2,011,323	3,626,520

Less — expense reductions	(420,787)	(489,665)

Net expenses	1,590,536	3,136,855

NET INVESTMENT INCOME	10,182,337	16,649,967

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Funds	5,293,191	10,087,947

Net realized gain (loss) from:

Affiliated Funds	(11,645,584)	(6,626,040)

Purchased options	2,347,775	5,764,002

Futures contracts	2,946,450	4,488,248

Written options	(650,238)	(1,381,981)

Forward foreign currency exchange contracts	730,479	1,263,182

Foreign currency transactions	(6,254)	(8,341)

Net change in unrealized gain (loss) on:

Affiliated Funds	61,334,005	122,919,746

Purchased options	(52,432)	(687,651)

Futures contracts	474,826	849,448

Written options	45,318	103,151

Forward foreign currency exchange contracts	21,134	173,013

Foreign currency translation	(4,903)	(10,903)

Net realized and unrealized gain	60,833,767	136,933,821

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,016,104	$153,583,788

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

	Distribution and/or Service Fees			Transfer Agent Fees
Portfolio	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Balanced Strategy	$268,438	$123,876	$46,056	$187,909	$21,696	$127,514	$272	$6,015	$12,614	$16,097	$642
Growth and Income	707,348	237,116	23,572	495,077	41,630	144,047	1,180	13,019	59,155	8,246	2,108

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations (continued)

For the Fiscal Year Ended December 31, 2019

	Growth Strategy Portfolio	Satellite Strategies Portfolio
Investment income:

Dividends from Affiliated Funds	$15,978,165	$13,453,642

Interest	4,788	—

Total investment income	15,982,953	$13,453,642

Expenses:

Distribution and Service fees(a)	1,185,411	348,216

Management fees	1,150,930	461,082

Transfer Agency fees(a)	795,080	267,781

Printing and mailing costs	149,677	71,693

Registration fees	141,938	115,603

Custody, accounting and administrative services	121,845	87,033

Professional fees	78,533	73,403

Shareholder meeting expense	31,939	19,650

Trustee fees	17,142	16,562

Service Share fees — Service Plan	5,698	618

Service Share fees — Shareholder Administration Plan	5,698	618

Prime Broker Fees	1,093	—

Other	52,321	15,388

Total expenses	3,737,305	1,477,647

Less — expense reductions	(530,484)	(342,815)

Net expenses	3,206,821	1,134,832

NET INVESTMENT INCOME	12,776,132	12,318,810

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Funds	8,383,490	1,467,564

Net realized gain (loss) from:

Affiliated Funds	4,587,585	7,075,717

Purchased options	7,299,830	—

Futures contracts	4,472,988	—

Written options	(350,351)	—

Forward foreign currency exchange contracts	1,142,861	—

Foreign currency transactions	(14,040)	—

Net change in unrealized gain (loss) on:

Affiliated Funds	116,264,238	45,700,326

Purchased options	(1,127,772)	—

Futures contracts	(118,531)	—

Written options	27,329	—

Forward foreign currency exchange contracts	147,067	—

Foreign currency translation	(11,737)	—

Net realized and unrealized gain	140,702,957	54,243,607

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$153,479,089	$66,562,417

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

	Distribution and/or Service Fees			Transfer Agent Fees
Portfolio	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Growth Strategy	$820,012	$334,629	$30,770	$573,800	$58,705	$86,337	$911	$12,195	$50,138	$10,761	$2,233
Satellite Strategies	111,030	231,214	5,972	77,614	40,671	91,440	99	40,511	1,019	2,093	14,334

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio		Growth and Income Strategy Portfolio
	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018
From operations:

Net investment income	$10,182,337	$8,572,589	$16,649,967	$13,762,946

Net realized gain (loss)	(984,181)	5,109,389	13,587,017	25,802,714

Net change in unrealized gain (loss)	61,817,948	(47,420,895)	123,346,804	(122,117,833)
Net increase (decrease) in net assets resulting from operations	71,016,104	(33,738,917)	153,583,788	(82,552,173)

Distributions to shareholders:

From total distributable earnings:

Class A Shares	(2,297,176)	(4,408,193)	(5,552,581)	(7,092,517)

Class C Shares	(153,128)	(429,922)	(263,627)	(514,723)

Institutional Shares	(8,339,356)	(12,877,904)	(8,367,921)	(11,080,977)

Service Shares	(11,807)	(27,283)	(54,372)	(70,425)

Investor Shares	(85,266)	(135,812)	(167,174)	(225,243)

Class P Shares(a)	(1,064,548)	(1,925,367)	(4,818,065)	(4,938,925)

Class R Shares	(189,892)	(329,743)	(85,022)	(102,253)

Class R6 Shares	(49,793)	(85,343)	(152,106)	(150,677)

Total distributions to shareholders	(12,190,966)	(20,219,567)	(19,460,868)	(24,175,740)

From share transactions:

Proceeds from sales of shares	152,169,018	206,856,339	122,801,933	414,705,406

Reinvestment of distributions	11,997,507	19,823,264	18,883,895	23,447,788

Cost of shares redeemed	(164,899,297)	(226,013,487)	(229,345,519)	(452,457,767)
Net increase (decrease) in net assets resulting from share transactions	(732,772)	666,116	(87,659,691)	(14,304,573)
TOTAL INCREASE (DECREASE)	58,092,366	(53,292,368)	46,463,229	(121,032,486)

Net assets:
Beginning of year	468,678,780	521,971,148	865,518,408	986,550,894

End of year	$526,771,146	$468,678,780	$911,981,637	$865,518,408

(a)	Class P Shares commenced operations on April 17, 2018.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Strategy Portfolio		Satellite Strategies Portfolio
	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018
From operations:

Net investment income	$12,776,132	$10,473,867	$12,318,810	$14,598,728

Net realized gain	25,522,363	27,356,321	8,543,281	1,640,329

Net change in unrealized gain (loss)	115,180,594	(132,396,781)	45,700,326	(72,454,604)
Net increase (decrease) in net assets resulting from operations	153,479,089	(94,566,593)	66,562,417	(56,215,547)

Distributions to shareholders:

From total distributable earnings:

Class A Shares	(12,181,808)	(7,924,550)	(1,542,363)	(1,151,877)

Class C Shares	(788,770)	—	(457,716)	(592,136)

Institutional Shares	(5,930,025)	(7,387,673)	(7,855,640)	(10,541,700)

Service Shares	(81,682)	(54,633)	(8,052)	(7,103)

Investor Shares	(279,751)	(177,616)	(824,444)	(982,010)

Class P Shares(a)	(7,266,420)	(4,422,574)	(130,251)	(77,948)

Class R Shares	(220,464)	(140,340)	(35,306)	(51,584)

Class R6 Shares	(303,175)	(196,873)	(1,733,365)	(1,424,298)

Total distributions to shareholders	(27,052,095)	(20,304,259)	(12,587,137)	(14,828,656)

From share transactions:

Proceeds from sales of shares	109,217,518	348,678,362	51,818,973	123,860,465

Reinvestment of distributions	25,887,850	19,578,750	10,634,954	12,191,392

Cost of shares redeemed	(301,361,794)	(408,240,746)	(190,046,424)	(334,919,232)
Net increase (decrease) in net assets resulting from share transactions	(166,256,426)	(39,983,634)	(127,592,497)	(198,867,375)
TOTAL INCREASE (DECREASE)	(39,829,432)	(154,854,486)	(73,617,217)	(269,911,578)

Net assets:
Beginning of year	762,212,238	917,066,724	405,338,562	675,250,140

End of year	$722,382,806	$762,212,238	$331,721,345	$405,338,562

(a)	Class P Shares commenced operations on April 17, 2018.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class A Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.32	$11.55	$10.82	$10.41	$11.06

Net investment income(a)(b)	0.20	0.16	0.16	0.11	0.33

Net realized and unrealized gain (loss)	1.37	(0.95)	1.05	0.41	(0.43)

Total from investment operations	1.57	(0.79)	1.21	0.52	(0.10)

Distributions to shareholders from net investment income	(0.25)	(0.24)	(0.27)	(0.11)	(0.38)

Distributions to shareholders from net realized gains	—	(0.20)	(0.21)	—	—

Distributions to shareholders from return of capital	—	—	—	—	(0.17)

Total distributions	(0.25)	(0.44)	(0.48)	(0.11)	(0.55)

Net asset value, end of year	$11.64	$10.32	$11.55	$10.82	$10.41

Total return(c)	15.24%	(6.90)%	11.19%	5.04%	(0.90)%

Net assets, end of year (in 000s)	$106,285	$106,235	$119,662	$129,445	$146,047

Ratio of net expenses to average net assets(d)	0.58%	0.59%	0.62%	0.59%	0.59%

Ratio of total expenses to average net assets(d)	0.67%	0.63%	0.68%	0.67%	0.65%

Ratio of net investment income to average net assets(b)	1.76%	1.46%	1.40%	1.01%	2.95%

Portfolio turnover rate(e)	55%	45%	81%	76%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class C Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.34	$11.55	$10.82	$10.41	$11.07

Net investment income(a)(b)	0.10	0.05	0.07	0.03	0.24

Net realized and unrealized gain (loss)	1.38	(0.92)	1.05	0.42	(0.43)

Total from investment operations	1.48	(0.87)	1.12	0.45	(0.19)

Distributions to shareholders from net investment income	(0.16)	(0.14)	(0.18)	(0.04)	(0.32)

Distributions to shareholders from net realized gains	—	(0.20)	(0.21)	—	—

Distributions to shareholders from return of capital	—	—	—	—	(0.15)

Total distributions	(0.16)	(0.34)	(0.39)	(0.04)	(0.47)

Net asset value, end of year	$11.66	$10.34	$11.55	$10.82	$10.41

Total return(c)	14.30%	(7.58)%	10.30%	4.24%	(1.65)%

Net assets, end of year (in 000s)	$10,978	$12,807	$34,542	$47,217	$53,734

Ratio of net expenses to average net assets(d)	1.33%	1.33%	1.37%	1.34%	1.34%

Ratio of total expenses to average net assets(d)	1.42%	1.38%	1.42%	1.42%	1.40%

Ratio of net investment income to average net assets(b)	0.93%	0.43%	0.58%	0.27%	2.20%

Portfolio turnover rate(e)	55%	45%	81%	76%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.32	$11.55	$10.82	$10.42	$11.07

Net investment income(a)(b)	0.25	0.20	0.21	0.16	0.39

Net realized and unrealized gain (loss)	1.36	(0.95)	1.04	0.40	(0.44)

Total from investment operations	1.61	(0.75)	1.25	0.56	(0.05)

Distributions to shareholders from net investment income	(0.29)	(0.28)	(0.31)	(0.16)	(0.40)

Distributions to shareholders from net realized gains	—	(0.20)	(0.21)	—	—

Distributions to shareholders from return of capital	—	—	—	—	(0.20)

Total distributions	(0.29)	(0.48)	(0.52)	(0.16)	(0.60)

Net asset value, end of year	$11.64	$10.32	$11.55	$10.82	$10.42

Total return(c)	15.68%	(6.53)%	11.63%	5.36%	(0.49)%

Net assets, end of year (in 000s)	$351,189	$292,183	$353,778	$285,795	$234,110

Ratio of net expenses to average net assets(d)	0.20%	0.20%	0.22%	0.19%	0.19%

Ratio of total expenses to average net assets(d)	0.28%	0.24%	0.28%	0.27%	0.25%

Ratio of net investment income to average net assets(b)	2.19%	1.76%	1.85%	1.46%	3.48%

Portfolio turnover rate(e)	55%	45%	81%	76%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.45	$11.68	$10.94	$10.45	$11.10

Net investment income(a)(b)	0.17	0.15	0.15	0.10	0.39

Net realized and unrealized gain (loss)	1.39	(0.95)	1.06	0.49	(0.50)

Total from investment operations	1.56	(0.80)	1.21	0.59	(0.11)

Distributions to shareholders from net investment income	(0.23)	(0.23)	(0.26)	(0.10)	(0.36)

Distributions to shareholders from net realized gains	—	(0.20)	(0.21)	—	—

Distributions to shareholders from return of capital	—	—	—	—	(0.18)

Total distributions	(0.23)	(0.43)	(0.47)	(0.10)	(0.54)

Net asset value, end of year	$11.78	$10.45	$11.68	$10.94	$10.45

Total return(c)	14.99%	(6.93)%	11.04%	5.67%	(0.99)%

Net assets, end of year (in 000s)	$532	$667	$833	$831	$967

Ratio of net expenses to average net assets(d)	0.70%	0.70%	0.72%	0.69%	0.69%

Ratio of total expenses to average net assets(d)	0.78%	0.74%	0.78%	0.77%	0.75%

Ratio of net investment income to average net assets(b)	1.47%	1.31%	1.31%	0.93%	3.47%

Portfolio turnover rate(e)	55%	45%	81%	76%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Investor Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.28	$11.50	$10.78	$10.37	$11.03

Net investment income(a)(b)	0.23	0.18	0.18	0.14	0.36

Net realized and unrealized gain (loss)	1.36	(0.93)	1.05	0.41	(0.44)

Total from investment operations	1.59	(0.75)	1.23	0.55	(0.08)

Distributions to shareholders from net investment income	(0.28)	(0.27)	(0.30)	(0.14)	(0.39)

Distributions to shareholders from net realized gains	—	(0.20)	(0.21)	—	—

Distributions to shareholders from return of capital	—	—	—	—	(0.19)

Total distributions	(0.28)	(0.47)	(0.51)	(0.14)	(0.58)

Net asset value, end of year	$11.59	$10.28	$11.50	$10.78	$10.37

Total return(c)	15.49%	(6.61)%	11.41%	5.33%	(0.73)%

Net assets, end of year (in 000s)	$3,663	$2,937	$3,976	$4,810	$4,555

Ratio of net expenses to average net assets(d)	0.33%	0.34%	0.37%	0.34%	0.34%

Ratio of total expenses to average net assets(d)	0.42%	0.38%	0.42%	0.42%	0.40%

Ratio of net investment income to average net assets(b)	2.07%	1.64%	1.60%	1.30%	3.29%

Portfolio turnover rate(e)	55%	45%	81%	76%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Class P Shares
	Year Ended December 31, 2019	Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$10.32	$11.54

Net investment income(b)(c)	0.24	0.20

Net realized and unrealized gain (loss)	1.37	(0.96)

Total from investment operations	1.61	(0.76)

Distributions to shareholders from net investment income	(0.29)	(0.26)

Distributions to shareholders from net realized gains	—	(0.20)

Total distributions	(0.29)	(0.46)

Net asset value, end of period	$11.64	$10.32

Total return(d)	15.69%	(6.67)%

Net assets, end of period (in 000s)	$42,118	$43,098

Ratio of net expenses to average net assets(e)	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.27%	0.24	%(f)

Ratio of net investment income to average net assets(c)	2.17%	2.48	%(f)

Portfolio turnover rate(g)	55%	45%

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class R Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.28	$11.50	$10.79	$10.36	$11.02

Net investment income(a)(b)	0.18	0.14	0.15	0.09	0.36

Net realized and unrealized gain (loss)	1.35	(0.95)	1.02	0.43	(0.49)

Total from investment operations	1.53	(0.81)	1.17	0.52	(0.13)

Distributions to shareholders from net investment income	(0.22)	(0.21)	(0.25)	(0.09)	(0.34)

Distributions to shareholders from net realized gains	—	(0.20)	(0.21)	—	—

Distributions to shareholders from return of capital	—	—	—	—	(0.19)

Total distributions	(0.22)	(0.41)	(0.46)	(0.09)	(0.53)

Net asset value, end of year	$11.59	$10.28	$11.50	$10.79	$10.36

Total return(c)	14.94%	(7.07)%	10.81%	5.02%	(1.23)%

Net assets, end of year (in 000s)	$10,241	$8,443	$8,629	$6,110	$5,196

Ratio of net expenses to average net assets(d)	0.83%	0.84%	0.87%	0.84%	0.84%

Ratio of total expenses to average net assets(d)	0.92%	0.88%	0.93%	0.92%	0.90%

Ratio of net investment income to average net assets(b)	1.61%	1.23%	1.30%	0.85%	3.22%

Portfolio turnover rate(e)	55%	45%	81%	76%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class R6 Shares
	Year Ended December 31,				Period Ended December 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.32	$11.55	$10.83	$10.42	$11.16

Net investment income(b)(c)	0.23	0.35	0.54	0.15	0.30

Net realized and unrealized gain (loss)	1.38	(1.09)	0.71	0.42	(0.52)

Total from investment operations	1.61	(0.74)	1.25	0.57	(0.22)

Distributions to shareholders from net investment income	(0.29)	(0.29)	(0.32)	(0.16)	(0.35)

Distributions to shareholders from net realized gains	—	(0.20)	(0.21)	—	—

Distributions to shareholders from return of capital	—	—	—	—	(0.17)

Total distributions	(0.29)	(0.49)	(0.53)	(0.16)	(0.52)

Net asset value, end of year	$11.64	$10.32	$11.55	$10.83	$10.42

Total return(d)	15.70%	(6.52)%	11.54%	5.46%	(2.01)%

Net assets, end of year (in 000s)	$1,766	$2,308	$551	$10	$10

Ratio of net expenses to average net assets(e)	0.19%	0.19%	0.31%	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.27%	0.24%	0.39%	0.27%	0.23	%(f)

Ratio of net investment income to average net assets(c)	2.04%	3.10%	4.64%	1.45%	6.52	%(f)

Portfolio turnover rate(g)	55%	45%	81%	76%	48%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class A Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.26	$13.81	$12.17	$11.62	$12.10

Net investment income(a)(b)	0.22	0.18	0.18	0.11	0.25

Net realized and unrealized gain (loss)	2.06	(1.41)	1.79	0.56	(0.31)

Total from investment operations	2.28	(1.23)	1.97	0.67	(0.06)

Distributions to shareholders from net investment income	(0.28)	(0.32)	(0.33)	(0.12)	(0.42)

Net asset value, end of year	$14.26	$12.26	$13.81	$12.17	$11.62

Total return(c)	18.60%	(8.94)%	16.19%	5.75%	(0.54)%

Net assets, end of year (in 000s)	$286,721	$272,658	$302,116	$302,858	$341,468

Ratio of net expenses to average net assets(d)	0.58%	0.59%	0.59%	0.59%	0.59%

Ratio of total expenses to average net assets(d)	0.64%	0.61%	0.63%	0.64%	0.63%

Ratio of net investment income to average net assets(b)	1.65%	1.29%	1.35%	0.95%	2.08%

Portfolio turnover rate(e)	61%	32%	81%	67%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class C Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.98	$13.49	$11.90	$11.42	$11.91

Net investment income(a)(b)	0.09	0.01	0.06	0.02	0.16

Net realized and unrealized gain (loss)	2.04	(1.31)	1.76	0.54	(0.31)

Total from investment operations	2.13	(1.30)	1.82	0.56	(0.15)

Distributions to shareholders from net investment income	(0.19)	(0.21)	(0.23)	(0.08)	(0.34)

Net asset value, end of year	$13.92	$11.98	$13.49	$11.90	$11.42

Total return(c)	17.78%	(9.62)%	15.31%	4.86%	(1.24)%

Net assets, end of year (in 000s)	$19,069	$27,099	$94,118	$121,778	$143,257

Ratio of net expenses to average net assets(d)	1.33%	1.34%	1.34%	1.34%	1.34%

Ratio of total expenses to average net assets(d)	1.39%	1.36%	1.38%	1.39%	1.38%

Ratio of net investment income to average net assets(b)	0.66%	0.11%	0.50%	0.18%	1.30%

Portfolio turnover rate(e)	61%	32%	81%	67%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.29	$13.85	$12.21	$11.66	$12.14

Net investment income(a)(b)	0.27	0.20	0.24	0.17	0.32

Net realized and unrealized gain (loss)	2.08	(1.39)	1.78	0.55	(0.33)

Total from investment operations	2.35	(1.19)	2.02	0.72	(0.01)

Distributions to shareholders from net investment income	(0.33)	(0.37)	(0.38)	(0.17)	(0.47)

Net asset value, end of year	$14.31	$12.29	$13.85	$12.21	$11.66

Total return(c)	19.17%	(8.63)%	16.60%	6.15%	(0.13)%

Net assets, end of year (in 000s)	$371,610	$360,006	$574,136	$455,273	$429,243

Ratio of net expenses to average net assets(d)	0.20%	0.20%	0.19%	0.19%	0.19%

Ratio of total expenses to average net assets(d)	0.25%	0.22%	0.23%	0.24%	0.23%

Ratio of net investment income to average net assets(b)	2.01%	1.48%	1.80%	1.42%	2.59%

Portfolio turnover rate(e)	61%	32%	81%	67%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.23	$13.77	$12.14	$11.60	$12.07

Net investment income(a)(b)	0.21	0.15	0.17	0.11	0.25

Net realized and unrealized gain (loss)	2.05	(1.38)	1.77	0.54	(0.32)

Total from investment operations	2.26	(1.23)	1.94	0.65	(0.07)

Distributions to shareholders from net investment income	(0.26)	(0.31)	(0.31)	(0.11)	(0.40)

Net asset value, end of year	$14.23	$12.23	$13.77	$12.14	$11.60

Total return(c)	18.51%	(9.00)%	16.03%	5.58%	(0.56)%

Net assets, end of year (in 000s)	$2,920	$2,780	$3,414	$3,253	$3,246

Ratio of net expenses to average net assets(d)	0.70%	0.70%	0.69%	0.69%	0.69%

Ratio of total expenses to average net assets(d)	0.75%	0.72%	0.73%	0.74%	0.73%

Ratio of net investment income to average net assets(b)	1.53%	1.13%	1.27%	0.90%	2.03%

Portfolio turnover rate(e)	61%	32%	81%	67%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Investor Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.20	$13.74	$12.12	$11.57	$12.05

Net investment income(a)(b)	0.26	0.20	0.23	0.16	0.29

Net realized and unrealized gain (loss)	2.04	(1.38)	1.75	0.54	(0.32)

Total from investment operations	2.30	(1.18)	1.98	0.70	(0.03)

Distributions to shareholders from net investment income	(0.31)	(0.36)	(0.36)	(0.15)	(0.45)

Net asset value, end of year	$14.19	$12.20	$13.74	$12.12	$11.57

Total return(c)	18.91%	(8.68)%	16.39%	6.04%	(0.29)%

Net assets, end of year (in 000s)	$7,670	$7,366	$7,241	$4,769	$3,085

Ratio of net expenses to average net assets(d)	0.33%	0.34%	0.34%	0.34%	0.34%

Ratio of total expenses to average net assets(d)	0.39%	0.36%	0.38%	0.39%	0.38%

Ratio of net investment income to average net assets(b)	1.92%	1.48%	1.72%	1.37%	2.42%

Portfolio turnover rate(e)	61%	32%	81%	67%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Class P Shares
	Year Ended December 31, 2019	Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$12.29	$13.91

Net investment income(b)(c)	0.29	0.23

Net realized and unrealized gain (loss)	2.05	(1.52)

Total from investment operations	2.34	(1.29)

Distributions to shareholders from net investment income	(0.33)	(0.33)

Net asset value, end of period	$14.30	$12.29

Total return(d)	19.10%	(9.29)%

Net assets, end of period (in 000s)	$212,702	$185,028

Ratio of net expenses to average net assets(e)	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.24%	0.22	%(f)

Ratio of net investment income to average net assets(c)	2.12%	2.48	%(f)

Portfolio turnover rate(g)	61%	32%

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class R Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.17	$13.70	$12.09	$11.56	$12.03

Net investment income(a)(b)	0.20	0.13	0.18	0.09	0.23

Net realized and unrealized gain (loss)	2.02	(1.37)	1.73	0.54	(0.31)

Total from investment operations	2.22	(1.24)	1.91	0.63	(0.08)

Distributions to shareholders from net investment income	(0.24)	(0.29)	(0.30)	(0.10)	(0.39)

Net asset value, end of year	$14.15	$12.17	$13.70	$12.09	$11.56

Total return(c)	18.30%	(9.10)%	15.83%	5.40%	(0.69)%

Net assets, end of year (in 000s)	$4,991	$4,251	$5,441	$2,659	$2,330

Ratio of net expenses to average net assets(d)	0.83%	0.84%	0.84%	0.84%	0.84%

Ratio of total expenses to average net assets(d)	0.89%	0.86%	0.88%	0.89%	0.88%

Ratio of net investment income to average net assets(b)	1.46%	1.00%	1.35%	0.75%	1.89%

Portfolio turnover rate(e)	61%	32%	81%	67%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class R6 Shares
	Year Ended December 31,				Period Ended December 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.29	$13.85	$12.20	$11.66	$12.42

Net investment income(b)(c)	0.26	0.36	0.30	0.17	0.26

Net realized and unrealized gain (loss)	2.08	(1.54)	1.73	0.54	(0.62)

Total from investment operations	2.34	(1.18)	2.03	0.71	(0.36)

Distributions to shareholders from net investment income	(0.33)	(0.38)	(0.38)	(0.17)	(0.40)

Net asset value, end of year	$14.30	$12.29	$13.85	$12.20	$11.66

Total return(d)	19.10%	(8.61)%	16.71%	6.07%	(2.87)%

Net assets, end of year (in 000s)	$6,300	$6,331	$84	$10	$10

Ratio of net expenses to average net assets(e)	0.19%	0.19%	0.18%	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.24%	0.22%	0.22%	0.23%	0.21	%(f)

Ratio of net investment income to average net assets(c)	1.92%	2.67%	2.21%	1.43%	5.04	%(f)

Portfolio turnover rate(g)	61%	32%	81%	67%	40%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class A Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.73	$15.83	$13.39	$12.70	$12.91

Net investment income(a)(b)	0.25	0.19	0.15	0.11	0.15

Net realized and unrealized gain (loss)	2.80	(1.93)	2.67	0.70	(0.16)

Total from investment operations	3.05	(1.74)	2.82	0.81	(0.01)

Distributions to shareholders from net investment income	(0.32)	(0.36)	(0.38)	(0.12)	(0.20)

Distributions to shareholders from net realized gains	(0.28)	—	—	—	—

Total distributions	(0.60)	(0.36)	(0.38)	(0.12)	(0.20)

Net asset value, end of year	$16.18	$13.73	$15.83	$13.39	$12.70

Total return(c)	22.24%	(10.98)%	21.02%	6.38%	(0.08)%

Net assets, end of year (in 000s)	$338,384	$308,475	$316,078	$301,331	$336,880

Ratio of net expenses to average net assets(d)	0.58%	0.59%	0.59%	0.59%	0.59%

Ratio of total expenses to average net assets(d)	0.65%	0.62%	0.63%	0.65%	0.64%

Ratio of net investment income to average net assets(b)	1.61%	1.19%	1.00%	0.83%	1.15%

Portfolio turnover rate(e)	69%	29%	85%	59%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class C Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.98	$15.81	$13.37	$12.68	$12.88

Net investment income (loss)(a)(b)	0.10	(0.03)	0.03	0.01	0.05

Net realized and unrealized gain (loss)	2.87	(1.80)	2.66	0.70	(0.15)

Total from investment operations	2.97	(1.83)	2.69	0.71	(0.10)

Distributions to shareholders from net investment income	(0.16)	—	(0.25)	(0.02)	(0.10)

Distributions to shareholders from net realized gains	(0.28)	—	—	—	—

Total distributions	(0.44)	—	(0.25)	(0.02)	(0.10)

Net asset value, end of year	$16.51	$13.98	$15.81	$13.37	$12.68

Total return(c)	21.31%	(11.58)%	20.08%	5.57%	(0.82)%

Net assets, end of year (in 000s)	$29,424	$36,201	$126,894	$144,292	$161,733

Ratio of net expenses to average net assets(d)	1.33%	1.34%	1.34%	1.34%	1.34%

Ratio of total expenses to average net assets(d)	1.40%	1.37%	1.38%	1.40%	1.39%

Ratio of net investment income (loss) to average net assets(b)	0.64%	(0.20)%	0.18%	0.08%	0.39%

Portfolio turnover rate(e)	69%	29%	85%	59%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.72	$15.81	$13.37	$12.69	$12.90

Net investment income(a)(b)	0.24	0.19	0.22	0.17	0.22

Net realized and unrealized gain (loss)	2.87	(1.87)	2.66	0.69	(0.17)

Total from investment operations	3.11	(1.68)	2.88	0.86	0.05

Distributions to shareholders from net investment income	(0.38)	(0.41)	(0.44)	(0.18)	(0.26)

Distributions to shareholders from net realized gains	(0.28)	—	—	—	—

Total distributions	(0.66)	(0.41)	(0.44)	(0.18)	(0.26)

Net asset value, end of year	$16.17	$13.72	$15.81	$13.37	$12.69

Total return(c)	22.77%	(10.65)%	21.53%	6.76%	0.35%

Net assets, end of year (in 000s)	$147,389	$247,863	$455,902	$335,237	$303,237

Ratio of net expenses to average net assets(d)	0.20%	0.20%	0.20%	0.19%	0.19%

Ratio of total expenses to average net assets(d)	0.26%	0.23%	0.24%	0.25%	0.23%

Ratio of net investment income to average net assets(b)	1.59%	1.22%	1.46%	1.33%	1.68%

Portfolio turnover rate(e)	69%	29%	85%	59%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.69	$15.77	$13.35	$12.67	$12.88

Net investment income(a)(b)	0.22	0.15	0.15	0.10	0.14

Net realized and unrealized gain (loss)	2.80	(1.90)	2.64	0.69	(0.16)

Total from investment operations	3.02	(1.75)	2.79	0.79	(0.02)

Distributions to shareholders from net investment income	(0.30)	(0.33)	(0.37)	(0.11)	(0.19)

Distributions to shareholders from net realized gains	(0.28)	—	—	—	—

Total distributions	(0.58)	(0.33)	(0.37)	(0.11)	(0.19)

Net asset value, end of year	$16.13	$13.69	$15.77	$13.35	$12.67

Total return(c)	22.10%	(11.06)%	20.88%	6.26%	(0.17)%

Net assets, end of year (in 000s)	$2,266	$2,252	$2,888	$2,237	$2,135

Ratio of net expenses to average net assets(d)	0.70%	0.70%	0.70%	0.69%	0.69%

Ratio of total expenses to average net assets(d)	0.77%	0.73%	0.74%	0.75%	0.74%

Ratio of net investment income to average net assets(b)	1.47%	0.96%	1.00%	0.81%	1.09%

Portfolio turnover rate(e)	69%	29%	85%	59%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Investor Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.53	$15.59	$13.20	$12.52	$12.73

Net investment income(a)(b)	0.28	0.18	0.23	0.15	0.19

Net realized and unrealized gain (loss)	2.76	(1.86)	2.58	0.69	(0.16)

Total from investment operations	3.04	(1.68)	2.81	0.84	0.03

Distributions to shareholders from net investment income	(0.36)	(0.38)	(0.42)	(0.16)	(0.24)

Distributions to shareholders from net realized gains	(0.28)	—	—	—	—

Total distributions	(0.64)	(0.38)	(0.42)	(0.16)	(0.24)

Net asset value, end of year	$15.93	$13.53	$15.59	$13.20	$12.52

Total return(c)	22.50%	(10.74)%	21.30%	6.70%	0.20%

Net assets, end of year (in 000s)	$7,204	$6,477	$8,008	$4,352	$4,114

Ratio of net expenses to average net assets(d)	0.33%	0.33%	0.34%	0.34%	0.34%

Ratio of total expenses to average net assets(d)	0.40%	0.37%	0.39%	0.40%	0.39%

Ratio of net investment income to average net assets(b)	1.85%	1.14%	1.54%	1.18%	1.50%

Portfolio turnover rate(e)	69%	29%	85%	59%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio
	Class P Shares
	Year Ended December 31, 2019	Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$13.72	$15.96

Net investment income(b)(c)	0.32	0.28

Net realized and unrealized gain (loss)	2.79	(2.10)

Total from investment operations	3.11	(1.82)

Distributions to shareholders from net investment income	(0.38)	(0.42)

Distributions to shareholders from net realized gains	(0.28)	—

Total distributions	(0.66)	(0.42)

Net asset value, end of period	$16.17	$13.72

Total return(d)	22.72%	(11.39)%

Net assets, end of period (in 000s)	$183,763	$148,866

Ratio of net expenses to average net assets(e)	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.26%	0.22	%(f)

Ratio of net investment income to average net assets(c)	2.08%	2.56	%(f)

Portfolio turnover rate(g)	69%	29%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class R Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.37	$15.42	$13.08	$12.41	$12.62

Net investment income(a)(b)	0.20	0.14	0.16	0.08	0.12

Net realized and unrealized gain (loss)	2.73	(1.87)	2.54	0.69	(0.16)

Total from investment operations	2.93	(1.73)	2.70	0.77	(0.04)

Distributions to shareholders from net investment income	(0.28)	(0.32)	(0.36)	(0.10)	(0.17)

Distributions to shareholders from net realized gains	(0.28)	—	—	—	—

Total distributions	(0.56)	(0.32)	(0.36)	(0.10)	(0.17)

Net asset value, end of year	$15.74	$13.37	$15.42	$13.08	$12.41

Total return(c)	21.98%	(11.18)%	20.67%	6.16%	(0.31)%

Net assets, end of year (in 000s)	$6,400	$5,475	$6,334	$2,548	$2,323

Ratio of net expenses to average net assets(d)	0.83%	0.84%	0.84%	0.84%	0.84%

Ratio of total expenses to average net assets(d)	0.90%	0.87%	0.89%	0.90%	0.89%

Ratio of net investment income to average net assets(b)	1.36%	0.90%	1.06%	0.65%	0.95%

Portfolio turnover rate(e)	69%	29%	85%	59%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class R6 Shares
	Year Ended December 31,				Period Ended December 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.72	$15.81	$13.37	$12.68	$13.44

Net investment income(b)(c)	0.31	0.39	0.17	0.17	0.18

Net realized and unrealized gain (loss)	2.80	(2.06)	2.71	0.70	(0.68)

Total from investment operations	3.11	(1.67)	2.88	0.87	(0.50)

Distributions to shareholders from net investment income	(0.38)	(0.42)	(0.44)	(0.18)	(0.26)

Distributions to shareholders from net realized gains	(0.28)	—	—	—	—

Total distributions	(0.66)	(0.42)	(0.44)	(0.18)	(0.26)

Net asset value, end of year	$16.17	$13.72	$15.81	$13.37	$12.68

Total return(d)	22.72%	(10.55)%	21.51%	6.76%	(3.66)%

Net assets, end of year (in 000s)	$7,554	$6,603	$964	$10	$10

Ratio of net expenses to average net assets(e)	0.19%	0.19%	0.18%	0.19%	0.21	%(f)

Ratio of total expenses to average net assets(e)	0.26%	0.22%	0.23%	0.25%	0.25	%(f)

Ratio of net investment income to average net assets(c)	2.00%	2.54%	1.12%	1.33%	3.22	%(f)

Portfolio turnover rate(g)	69%	29%	85%	59%	38%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class A Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$7.38	$8.45	$7.64	$7.45	$7.89

Net investment income(a)(b)	0.27	0.19	0.20	0.20	0.19

Net realized and unrealized gain (loss)	1.08	(1.06)	0.88	0.24	(0.44)

Total from investment operations	1.35	(0.87)	1.08	0.44	(0.25)

Distributions to shareholders from net investment income	(0.28)	(0.20)	(0.27)	(0.25)	(0.19)

Distributions to shareholders from return of capital	—	—	—	0.00 (c)	—

Total distributions	(0.28)	(0.20)	(0.27)	(0.25)	(0.19)

Net asset value, end of year	$8.45	$7.38	$8.45	$7.64	$7.45

Total return(d)	18.38%	(10.39)%	14.28%	5.92%	(3.24)%

Net assets, end of year (in 000s)	$46,921	$39,384	$53,090	$84,529	$118,345

Ratio of net expenses to average net assets(e)	0.56%	0.56%	0.57%	0.57%	0.57%

Ratio of total expenses to average net assets(e)	0.66%	0.61%	0.61%	0.61%	0.60%

Ratio of net investment income to average net assets(b)	3.30%	2.35%	2.42%	2.62%	2.43%

Portfolio turnover rate(f)	6%	17%	57%	22%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class C Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$7.34	$8.40	$7.60	$7.41	$7.84

Net investment income(a)(b)	0.16	0.12	0.14	0.15	0.13

Net realized and unrealized gain (loss)	1.12	(1.04)	0.87	0.23	(0.43)

Total from investment operations	1.28	(0.92)	1.01	0.38	(0.30)

Distributions to shareholders from net investment income	(0.20)	(0.14)	(0.21)	(0.19)	(0.13)

Distributions to shareholders from return of capital	—	—	—	0.00 (c)	—

Total distributions	(0.20)	(0.14)	(0.21)	(0.19)	(0.13)

Net asset value, end of year	$8.42	$7.34	$8.40	$7.60	$7.41

Total return(d)	17.55%	(11.07)%	13.37%	5.17%	(3.89)%

Net assets, end of year (in 000s)	$16,235	$28,041	$44,710	$53,575	$68,765

Ratio of net expenses to average net assets(e)	1.31%	1.31%	1.32%	1.32%	1.32%

Ratio of total expenses to average net assets(e)	1.40%	1.36%	1.36%	1.36%	1.35%

Ratio of net investment income to average net assets(b)	2.01%	1.53%	1.78%	1.94%	1.66%

Portfolio turnover rate(f)	6%	17%	57%	22%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$7.36	$8.43	$7.62	$7.43	$7.87

Net investment income(a)(b)	0.27	0.21	0.24	0.23	0.23

Net realized and unrealized gain (loss)	1.11	(1.05)	0.88	0.24	(0.45)

Total from investment operations	1.38	(0.84)	1.12	0.47	(0.22)

Distributions to shareholders from net investment income	(0.31)	(0.23)	(0.31)	(0.28)	(0.22)

Distributions to shareholders from return of capital	—	—	—	0.00 (c)	—

Total distributions	(0.31)	(0.23)	(0.31)	(0.28)	(0.22)

Net asset value, end of year	$8.43	$7.36	$8.43	$7.62	$7.43

Total return(d)	18.86%	(10.06)%	14.80%	6.38%	(2.84)%

Net assets, end of year (in 000s)	$194,783	$260,987	$488,118	$509,681	$655,268

Ratio of net expenses to average net assets(e)	0.18%	0.17%	0.17%	0.17%	0.17%

Ratio of total expenses to average net assets(e)	0.27%	0.22%	0.22%	0.21%	0.20%

Ratio of net investment income to average net assets(b)	3.38%	2.62%	2.96%	3.08%	2.85%

Portfolio turnover rate(f)	6%	17%	57%	22%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$7.37	$8.43	$7.63	$7.43	$7.84

Net investment income(a)(b)	0.25	0.18	0.20	0.18	0.14

Net realized and unrealized gain (loss)	1.09	(1.05)	0.86	0.26	(0.40)

Total from investment operations	1.34	(0.87)	1.06	0.44	(0.26)

Distributions to shareholders from net investment income	(0.27)	(0.19)	(0.26)	(0.24)	(0.15)

Distributions to shareholders from return of capital	—	—	—	0.00 (c)	—

Total distributions	(0.27)	(0.19)	(0.26)	(0.24)	(0.15)

Net asset value, end of year	$8.44	$7.37	$8.43	$7.63	$7.43

Total return(d)	18.25%	(10.41)%	14.06%	5.92%	(3.32)%

Net assets, end of year (in 000s)	$258	$243	$350	$408	$988

Ratio of net expenses to average net assets(e)	0.68%	0.67%	0.67%	0.67%	0.67%

Ratio of total expenses to average net assets(e)	0.78%	0.72%	0.72%	0.71%	0.70%

Ratio of net investment income to average net assets(b)	3.13%	2.20%	2.41%	2.40%	1.81%

Portfolio turnover rate(f)	6%	17%	57%	22%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Investor Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$7.36	$8.43	$7.62	$7.43	$7.87

Net investment income(a)(b)	0.27	0.20	0.22	0.23	0.21

Net realized and unrealized gain (loss)	1.10	(1.05)	0.88	0.23	(0.44)

Total from investment operations	1.37	(0.85)	1.10	0.46	(0.23)

Distributions to shareholders from net investment income	(0.30)	(0.22)	(0.29)	(0.27)	(0.21)

Distributions to shareholders from return of capital	—	—	—	0.00 (c)	—

Total distributions	(0.30)	(0.22)	(0.29)	(0.27)	(0.21)

Net asset value, end of year	$8.43	$7.36	$8.43	$7.62	$7.43

Total return(d)	18.71%	(10.19)%	14.62%	6.22%	(2.99)%

Net assets, end of year (in 000s)	$22,706	$27,782	$46,011	$58,740	$67,547

Ratio of net expenses to average net assets(e)	0.32%	0.31%	0.32%	0.32%	0.32%

Ratio of total expenses to average net assets(e)	0.41%	0.36%	0.36%	0.36%	0.35%

Ratio of net investment income to average net assets(b)	3.39%	2.53%	2.74%	3.02%	2.69%

Portfolio turnover rate(f)	6%	17%	57%	22%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio
	Class P Shares
	Year Ended December 31, 2019	Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$7.37	$8.37

Net investment income(b)(c)	0.30	0.20

Net realized and unrealized gain (loss)	1.08	(1.01)

Total from investment operations	1.38	(0.81)

Distributions to shareholders from net investment income	(0.31)	(0.19)

Net asset value, end of period	$8.44	$7.37

Total return(d)	18.85%	(9.76)%

Net assets, end of period (in 000s)	$3,722	$2,902

Ratio of net expenses to average net assets(e)	0.17%	0.16	%(f)

Ratio of total expenses to average net assets(e)	0.27%	0.22	%(f)

Ratio of net investment income to average net assets(c)	3.70%	3.51	%(f)

Portfolio turnover rate(g)	6%	17%

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class R Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$7.35	$8.41	$7.61	$7.42	$7.86

Net investment income(a)(b)	0.23	0.17	0.19	0.19	0.18

Net realized and unrealized gain (loss)	1.09	(1.05)	0.86	0.23	(0.45)

Total from investment operations	1.32	(0.88)	1.05	0.42	(0.27)

Distributions to shareholders from net investment income	(0.25)	(0.18)	(0.25)	(0.23)	(0.17)

Distributions to shareholders from return of capital	—	—	—	0.00 (c)	—

Total distributions	(0.25)	(0.18)	(0.25)	(0.23)	(0.17)

Net asset value, end of year	$8.42	$7.35	$8.41	$7.61	$7.42

Total return(d)	18.12%	(10.56)%	13.94%	5.71%	(3.49)%

Net assets, end of year (in 000s)	$1,140	$1,955	$2,645	$2,788	$3,119

Ratio of net expenses to average net assets(e)	0.81%	0.81%	0.82%	0.82%	0.82%

Ratio of total expenses to average net assets(e)	0.91%	0.86%	0.86%	0.86%	0.85%

Ratio of net investment income to average net assets(b)	2.88%	2.09%	2.33%	2.49%	2.24%

Portfolio turnover rate(f)	6%	17%	57%	22%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class R6 Shares
	Year Ended December 31,				Period Ended December 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$7.36	$8.43	$7.63	$7.44	$7.91

Net investment income(b)(c)	0.29	0.23	0.25	0.63	0.11

Net realized and unrealized gain (loss)	1.10	(1.07)	0.86	(0.15)	(0.46)

Total from investment operations	1.39	(0.84)	1.11	0.48	(0.35)

Distributions to shareholders from net investment income	(0.31)	(0.23)	(0.31)	(0.28)	(0.12)

Distributions to shareholders from return of capital	—	—	—	(0.01)	—

Total distributions	(0.31)	(0.23)	(0.31)	(0.29)	(0.12)

Net asset value, end of year	$8.44	$7.36	$8.43	$7.63	$7.44

Total return(d)	19.02%	(10.04)%	14.66%	6.40%	(4.43)%

Net assets, end of year (in 000s)	$45,956	$44,046	$40,326	$33,805	$10

Ratio of net expenses to average net assets(e)	0.17%	0.16%	0.16%	0.15%	0.15	%(f)

Ratio of total expenses to average net assets(e)	0.26%	0.22%	0.20%	0.17%	0.18	%(f)

Ratio of net investment income to average net assets(c)	3.59%	2.88%	3.09%	8.15%	3.58	%(f)

Portfolio turnover rate(g)	6%	17%	57%	22%	22%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

December 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Portfolios	A, C, Institutional, Service, Investor, P, R, R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter without considering or canvassing the universe of unaffiliated funds available, and may also invest in unaffiliated exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Portfolios and underlying funds (“Underlying Funds”) is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Portfolios may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

73

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually
Growth Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds include ETFs and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolios invest in Underlying Funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in

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Notes to Financial Statements (continued)

December 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit defaults swap contracts.

Upon the purchase of a call option or a put option by a Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

C.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

D.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of December 31, 2019:

BALANCED STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$45,300,871	$—	$—

Equity	147,139,981	—	—

Exchange Traded Funds	101,577,195	—	—

Fixed Income	188,756,228	—	—

Investment Companies	22,109,474	—	—

Total	$504,883,749	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$3,173	$—

Futures Contracts(a)	326,333	—	—

Options Purchased	2,296,100	2,934	—

Total	$2,622,433	$6,107	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(171,188)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH AND INCOME STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$65,855,961	$—	$—

Equity	370,810,392	—	—

Exchange Traded Funds	247,931,238	—	—

Fixed Income	172,613,426	—	—

Investment Companies	30,552,695	—	—

Total	$887,763,712	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$3,673	$—

Futures Contracts(a)	641,301	—	—

Options Purchased	4,774,963	5,909	—

Total	$5,416,264	$9,582	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(198,173)	$—

GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$39,128,209	$—	$—

Equity	373,894,902	—	—

Exchange Traded Funds	241,882,294	—	—

Fixed Income	37,715,390	—	—

Investment Companies	13,201,422	—	—

Total	$705,822,217	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$2,603	$—

Futures Contracts(a)	486,125	—	—

Options Purchased	4,602,638	5,909	—

Total	$5,088,763	$8,512	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(140,670)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

December 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SATELLITE STRATEGIES PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$181,953,319	$—	$—

Exchange Traded Funds	14,700,061	—	—

Fixed Income	132,887,539	—	—

Total	$329,540,919	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2019. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure.

Balanced Strategy Portfolio
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Purchased Options, at value	$2,296,100		—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,173		Payable for unrealized loss on forward foreign currency contracts	(171,188)
Equity	Variation margin on future contracts; Purchased Options, at value	329,267	(a)	—	—
Total		$2,628,540			$(171,188)

Growth and Income Strategy Portfolio

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Purchased Options, at value	$4,774,963		—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,673		Payable for unrealized loss on forward foreign currency contracts	(198,173)
Equity	Variation margin on future contracts; Purchased Options, at value	647,210	(a)	—	—
Total		$5,425,846			$(198,173)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2019 is reported within the Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

Growth Strategy Portfolio
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Purchased Options, at value	$4,602,638		—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,603		Payable for unrealized loss on forward foreign currency contracts	(140,670)
Equity	Variation margin on future contracts; Purchased Options, at value	492,034	(a)	—	—
Total		$5,097,275			$(140,670)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2019 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Balanced Strategy Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on purchased options and futures contracts	$(23,187)	$(319,327)	632
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	4,667,174	787,039	189
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	730,479	21,134	13
Total		$5,374,466	$488,846	834

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2019

Growth and Income Strategy Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from purchased options and futures contracts /Net change in unrealized gain (loss) on purchased options and futures contracts	$642,834	$(1,423,211)	1,399
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	8,227,435	1,688,159	326
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,263,182	173,013	13
Total		$10,133,451	$437,961	1,738

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2019

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Notes to Financial Statements (continued)

December 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

Growth Strategy Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from futures contracts and purchased options /Net change in unrealized gain (loss) on futures contracts and purchased options	$2,507,539	$(2,184,402)	1,346
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	8,914,928	965,428	280
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,142,861	147,067	17
Total		$12,565,328	$(1,071,907)	1,643

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each Portfolio, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Portfolios, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Portfolios, as set forth below.

The Trust, on behalf of Service Shares of each Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Portfolios, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plans	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the fiscal year ended December 31, 2019, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Portfolio	Class A	Class C
Balanced Strategy	$4,108	$307
Growth and Income Strategy	14,815	762
Growth Strategy	15,346	883
Satellite Strategies	692	8

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each Portfolio, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and/or Service Shares of the Portfolios, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2019, the fees charged for transfer agency services were accrued daily and paid monthly at an annual rate of 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Satellite Strategies Portfolio and 0.004% for each other Portfolio. These Other Expense limitations will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Balanced Strategy	$ 510	$420,277	$420,787
Growth and Income Strategy	1,119	488,546	489,665
Growth Strategy	1,540	528,944	530,484
Satellite Strategies	317	342,498	342,815

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Notes to Financial Statements (continued)

December 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of December 31, 2019, the Portfolios participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2019, the Portfolios did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — The Portfolios invest primarily in the Class R6 Shares of the Underlying Funds (except certain Underlying Funds that are ETFs). These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2019 (in thousands):

Balanced Strategy Portfolio
Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2019	Shares as of 12/31/2019	Dividend Income	Capital Gain Distributions
Goldman Sachs Access High Yield Corporate Bond ETF	$11,596	$—	$(12,236)	$(10)	$650	$—	—	$266	$—
Goldman Sachs Access Investment Grade Corporate Bond ETF	24,292	27,303	(5,502)	324	4,001	50,418	959	1,381	—
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	5,418	—	(5,645)	(38)	265	—	—	34	—
Goldman Sachs ActiveBeta International Equity ETF	13,872	—	(15,297)	(1,438)	2,863	—	—	65	—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	19,751	30,408	(8,632)	199	9,433	51,159	791	769	—
Goldman Sachs Alternative Premia Fund	7,420	2,500	(3,500)	(1,385)	1,414	6,449	789	—	—
Goldman Sachs Dynamic Global Equity Fund	—	91,021	(16,550)	679	4,726	79,876	4,086	1,367	3,154
Goldman Sachs Emerging Markets Debt Fund	36,430	2,324	(31,228)	(1,527)	4,268	10,267	827	695	—
Goldman Sachs Emerging Markets Equity Insights Fund	29,750	353	(14,499)	(1,692)	4,302	18,214	1,857	353	—
Goldman Sachs Global Income Fund	99,691	70,019	(16,000)	(551)	8,005	161,164	12,640	2,822	1,797
Goldman Sachs Global Infrastructure Fund	9,764	218	(2,900)	147	2,443	9,672	776	218	—
Goldman Sachs Global Real Estate Securities Fund	12,472	779	(5,007)	271	1,309	9,824	884	522	250
Goldman Sachs High Yield Floating Rate Fund	—	6,716	—	—	(6)	6,710	709	216	—
Goldman Sachs High Yield Fund	11,425	447	(7,500)	(329)	1,171	5,214	801	445	—
Goldman Sachs International Equity Insights Fund	27,456	3,289	(12,250)	(1,492)	5,341	22,344	1,721	539	—
Goldman Sachs International Small Cap Insights Fund	5,012	1,242	—	—	956	7,210	601	242	—

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Balanced Strategy Portfolio (continued)
Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2019	Shares as of 12/31/2019	Dividend Income	Capital Gain Distributions
Goldman Sachs Large Cap Growth Insights Fund	$11,564	$—	$(13,333)	$712	$1,057	$—	—	$—	$—
Goldman Sachs Large Cap Value Insights Fund	10,521	1,058	(12,724)	271	874	—	—	58	—
Goldman Sachs Local Emerging Markets Debt Fund	17,850	1,439	(14,686)	(3,447)	4,245	5,401	891	253	—
Goldman Sachs Managed Futures Strategy Fund	16,123	4,489	(5,401)	76	(334)	14,953	1,515	897	92
Goldman Sachs Small Cap Equity Insights Fund	8,030	—	(9,229)	(109)	1,308	—	—	—	—
Goldman Sachs Tactical Tilt Overlay Fund	—	25,281	(1,001)	(13)	(367)	23,900	2,477	281	—
Goldman Sachs Tactical Exposure Fund	35,782	1,500	(38,398)	(2,294)	3,410	—	—	—	—

Total	$414,219	$270,386	$(251,518)	$(11,646)	$61,334	$482,775		$11,423	$5,293

Growth and Income Strategy Portfolio
Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2019	Shares as of 12/31/2019	Dividend Income	Capital Gain Distributions
Goldman Sachs Access High Yield Corporate Bond ETF	$9,530	$—	$(10,055)	$(9)	$534	$—	—	$219	$—
Goldman Sachs Access Investment Grade Corporate Bond ETF	17,107	42,528	(4,504)	192	4,239	59,562	1,132	1,489	—
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	22,611	—	(23,557)	626	320	—	—	142	—
Goldman Sachs ActiveBeta International Equity ETF	43,942	—	(48,507)	(2,378)	6,943	—	—	206	—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	63,566	118,132	(26,895)	1,861	31,705	188,369	2,913	2,738	—
Goldman Sachs Alternative Premia Fund	21,471	—	(12,300)	(4,544)	4,728	9,355	1,145	—	—
Goldman Sachs Dynamic Global Equity Fund	—	206,460	(21,049)	983	11,865	198,259	10,141	3,392	8,068
Goldman Sachs Emerging Markets Debt Fund	41,867	3,428	(23,215)	(1,449)	4,961	25,592	2,061	1,211	—
Goldman Sachs Emerging Markets Equity Insights Fund	77,521	887	(39,800)	(3,513)	10,631	45,726	4,661	887	—
Goldman Sachs Global Income Fund	68,630	55,104	(9,501)	(219)	5,317	119,331	9,359	2,074	1,430
Goldman Sachs Global Infrastructure Fund	27,798	470	(15,018)	860	5,635	19,745	1,583	452	—
Goldman Sachs Global Real Estate Securities Fund	32,903	1,409	(20,500)	1,139	2,858	17,809	1,603	955	454
Goldman Sachs High Yield Floating Rate Fund	—	8,782	—	—	(7)	8,775	928	282	—

83

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio (continued)
Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2019	Shares as of 12/31/2019	Dividend Income	Capital Gain Distributions
Goldman Sachs High Yield Fund	$8,787	$520	$(1,000)	$(49)	$828	$9,086	1,396	$520	$—
Goldman Sachs International Equity Insights Fund	90,373	16,348	(42,500)	(4,321)	16,723	76,623	5,903	1,848	—
Goldman Sachs International Small Cap Insights Fund	11,716	4,924	(6,100)	(214)	2,322	12,648	1,055	424	—
Goldman Sachs Large Cap Growth Insights Fund	52,189	—	(60,170)	4,557	3,424	—	—	—	—
Goldman Sachs Large Cap Value Insights Fund	51,721	259	(57,045)	4,013	1,052	—	—	259	—
Goldman Sachs Local Emerging Markets Debt Fund	17,429	584	(9,227)	(1,003)	2,047	9,830	1,622	356	—
Goldman Sachs Managed Futures Strategy Fund	22,411	5,831	(6,000)	(63)	(552)	21,627	2,191	1,299	136
Goldman Sachs Small Cap Equity Insights Fund	19,153	—	(21,876)	1,242	1,481	—	—	—	—
Goldman Sachs Tactical Exposure Fund	67,205	—	(69,270)	(4,337)	6,402	—	—	—	—
Goldman Sachs Tactical Tilt Overlay Fund	—	35,410	—	—	(536)	34,874	3,614	411	—

Total	$767,930	$501,076	$(528,089)	$(6,626)	$122,920	$857,211		$19,164	$10,088

Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2018	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2019	Shares as of 12/31/2019	Dividend Income	Capital Gain Distributions
Goldman Sachs Access High Yield Corporate Bond ETF	$7,593	$—	$(8,012)	$(7)	$426	$—	—	$175	$—
Goldman Sachs Access Investment Grade Corporate Bond ETF	—	28,579	(3,002)	128	1,729	27,434	521	656	—
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	35,887	—	(37,520)	911	722	—	—	212	—
Goldman Sachs ActiveBeta International Equity ETF	43,181	—	(47,671)	(3,626)	8,116	—	—	203	—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	61,147	169,291	(55,730)	2,495	37,246	214,449	3,316	3,338	—
Goldman Sachs Alternative Premia Fund	9,368	—	(3,501)	(1,389)	1,443	5,921	725	—	—
Goldman Sachs Dynamic Global Equity Fund	—	220,228	(39,250)	1,566	11,625	194,169	9,932	3,323	7,905
Goldman Sachs Emerging Markets Debt Fund	15,408	7,401	(2,579)	(74)	1,735	21,891	1,763	821	—

84

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Strategy Portfolio (continued)
Underlying Funds	Market Value 12/31/2018	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2019	Shares as of 12/31/2019	Dividend Income	Capital Gain Distributions
Goldman Sachs Emerging Markets Equity Insights Fund	$101,548	$986	$(61,001)	$(3,416)	$12,718	$50,835	5,182	$986	$—
Goldman Sachs Global Infrastructure Fund	20,427	399	(10,015)	699	4,357	15,867	1,272	385	—
Goldman Sachs Global Real Estate Securities Fund	54,001	1,329	(46,563)	2,860	3,743	15,370	1,383	873	392
Goldman Sachs High Yield Fund	5,997	1,728	(1,000)	(22)	607	7,310	1,123	427	—
Goldman Sachs International Equity Insights Fund	93,371	27,406	(49,650)	(3,347)	16,277	84,057	6,476	2,106	—
Goldman Sachs International Small Cap Insights Fund	23,977	3,456	(17,000)	(1,214)	4,378	13,597	1,134	456	—
Goldman Sachs Large Cap Growth Insights Fund	53,918	—	(62,041)	5,204	2,919	—	—	—	—
Goldman Sachs Large Cap Value Insights Fund	53,247	2,574	(60,925)	5,650	(546)	—	—	274	—
Goldman Sachs Local Emerging Markets Debt Fund	6,569	1,255	—	—	691	8,515	1,405	255	—
Goldman Sachs Managed Futures Strategy Fund	9,411	4,824	(1,500)	45	(496)	12,284	1,245	738	86
Goldman Sachs Small Cap Equity Insights Fund	39,242	—	(44,424)	1,951	3,231	—	—	—	—
Goldman Sachs Tactical Exposure Fund	59,463	—	(61,303)	(3,824)	5,664	—	—	—	—
Goldman Sachs Tactical Tilt Overlay Fund	—	23,245	(2,000)	(2)	(321)	20,922	2,168	245	—

Total	$693,755	$492,701	$(614,687)	$4,588	$116,264	$692,621		$15,473	$8,383

Satellite Strategies Portfolio
Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2019	Shares as of 12/31/2019	Dividend Income	Capital Gain Distributions
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$17,132	$—	$(4,624)	$252	$1,940	$14,700	428	$506	$—
Goldman Sachs Emerging Markets Debt Fund	69,814	2,598	(21,595)	(1,073)	7,371	57,115	4,599	2,503	—
Goldman Sachs Emerging Markets Equity Fund	18,894	173	(7,901)	2,120	1,859	15,145	652	173	—

85

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Satellite Strategies Portfolio (continued)
Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2019	Shares as of 12/31/2019	Dividend Income	Capital Gain Distributions
Goldman Sachs Emerging Markets Equity Insights Fund	$29,821	$3,987	$(13,452)	$(1,029)	$4,199	$23,526	2,398	$486	$—
Goldman Sachs Global Infrastructure Fund	54,718	1,102	(23,614)	1,599	12,088	45,893	3,680	1,088	—
Goldman Sachs Global Real Estate Securities Fund	70,734	4,680	(27,585)	2,292	7,480	57,601	5,185	3,178	1,468
Goldman Sachs High Yield Floating Rate Fund	24,447	1,207	(6,257)	(199)	1,073	20,271	2,143	1,199	—
Goldman Sachs High Yield Fund	46,861	2,516	(15,371)	222	3,763	37,991	5,836	2,495	—
Goldman Sachs International Small Cap Insights Fund	48,916	1,211	(21,400)	3,158	4,253	36,138	3,014	1,211	—
Goldman Sachs Local Emerging Markets Debt Fund	20,840	669	(5,771)	(266)	2,038	17,510	2,889	598	—
Goldman Sachs MLP Energy Infrastructure Fund	—	4,014	—	—	(364)	3,650	623	14	—

Total	$402,177	$22,157	$(147,570)	$7,076	$45,700	$329,540		$13,451	$1,468

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended December 31, 2019 (in thousands):

Fund	Beginning Value as of 12/31/18	Purchases at cost	Proceeds from sales	Ending Value as of 12/31/19	Shares as of 12/31/19	Dividend Income from Affiliated Investment Companies
Balanced Strategy Portfolio	$35,521	$130,304	$(143,716)	$22,109	22,109	$348
Growth and Income Strategy Portfolio	62,091	194,171	(225,709)	30,553	30,553	619
Growth Strategy Portfolio	42,035	237,283	(266,117)	13,201	13,201	505
Satellite Strategies Portfolio	—	12,257	(12,257)	—	—	3

86

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2019, were:

Portfolio	Purchases	Sales
Balanced Strategy	$276,183,037	$259,815,051
Growth and Income Strategy	513,476,251	548,003,911
Growth Strategy	506,963,171	640,653,013
Satellite Strategy	22,793,556	147,324,482

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Distribution paid from:
Ordinary income	$12,190,966	$19,460,868	$14,800,341	$12,587,137
Net long-term capital gains	—	—	12,251,754	—
Total taxable distributions	$12,190,966	$19,460,868	$27,052,095	$12,587,137

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Distribution paid from:
Ordinary income	$13,022,236	$24,175,740	$20,304,259	$14,828,656
Net long-term capital gains	7,197,331	—	—	—
Total taxable distributions	$20,219,567	$24,175,740	$20,304,259	$14,828,656

As of December 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Undistributed ordinary income — net	$373,934	$1,104,130	$2,168,519	$148,443
Undistributed long-term capital gains	—	8,155,705	7,751,086	—
Total undistributed earnings	$373,934	$9,259,835	$9,919,605	$148,443
Capital loss carryforwards:
Perpetual Short-Term	$(1,152,241)	$—	$—	$(332,591)
Perpetual Long-Term	(2,915,126)	—	—	(35,652,262)
Total capital loss carryforwards	$(4,067,367)	$—	$—	$(35,984,853)
Timing differences (Qualified Late Year Ordinary Loss Deferral)	$—	$(95,915)	$—	$—
Unrealized gains (losses) — net	15,899,753	50,090,765	59,282,662	39,877,113
Total accumulated earnings (losses) net	$12,206,320	$59,254,685	$69,202,267	$4,040,703

87

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2019

7. TAX INFORMATION (continued)

As of December 31, 2019, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Tax Cost	$491,450,542	$842,901,726	$651,496,943	$289,663,806
Gross unrealized gain	22,619,203	57,868,976	64,412,242	40,934,389
Gross unrealized loss	(6,719,450)	(7,778,212)	(5,129,580)	(1,057,276)
Net unrealized gains (losses) on securities	$15,899,753	$50,090,764	$59,282,662	$39,877,113

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, options contracts, and foreign currency contracts and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolios invest. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolios have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolios also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

88

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect a Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Portfolio’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Portfolio’s liquidity.

Market and Credit Risks — In the normal course of business, a Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Portfolios’ will bear their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Portfolios’ to the extent such expenses exceed a specified percentage of the Portfolios’ net assets.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

89

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2019

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	720,412	$8,084,539	2,197,646	$24,589,063
Reinvestment of distributions	188,113	2,156,891	386,939	4,120,526
Shares redeemed	(2,067,475)	(23,126,509)	(2,658,006)	(29,846,449)
	(1,158,950)	(12,885,079)	(73,421)	(1,136,860)
Class C Shares
Shares sold	291,999	3,239,647	240,462	2,684,993
Reinvestment of distributions	12,553	145,118	38,251	403,536
Shares redeemed	(601,976)	(6,736,873)	(2,031,640)	(22,933,030)
	(297,424)	(3,352,108)	(1,752,927)	(19,844,501)
Institutional Shares
Shares sold	11,770,112	132,793,162	10,388,305	116,418,374
Reinvestment of distributions	728,452	8,337,980	1,203,725	12,872,471
Shares redeemed	(10,627,432)	(119,595,453)	(13,926,817)	(157,589,348)
	1,871,132	21,535,689	(2,334,787)	(28,298,503)
Service Shares
Shares sold	2,484	28,072	2,645	29,937
Reinvestment of distributions	78	877	457	4,927
Shares redeemed	(21,311)	(247,236)	(10,546)	(121,653)
	(18,749)	(218,287)	(7,444)	(86,789)
Investor Shares
Shares sold	124,771	1,376,411	65,196	741,730
Reinvestment of distributions	7,468	85,266	12,756	135,812
Shares redeemed	(101,853)	(1,128,425)	(138,062)	(1,547,523)
	30,386	333,252	(60,110)	(669,981)
Class P Shares(a)
Shares sold	428,129	4,796,352	5,193,575	59,522,441
Reinvestment of distributions	92,975	1,064,548	180,681	1,925,367
Shares redeemed	(1,077,395)	(11,920,962)	(1,200,009)	(13,432,058)
	(556,291)	(6,060,062)	4,174,247	48,015,750
Class R Shares
Shares sold	143,196	1,618,112	87,308	984,981
Reinvestment of distributions	16,532	189,329	30,836	326,107
Shares redeemed	(97,257)	(1,079,005)	(47,212)	(528,555)
	62,471	728,436	70,932	782,533
Class R6 Shares
Shares sold	20,708	232,723	174,015	1,884,820
Reinvestment of distributions	1,533	17,498	3,250	34,518
Shares redeemed	(94,095)	(1,064,834)	(1,401)	(14,871)
	(71,854)	(814,613)	175,864	1,904,467

NET INCREASE (DECREASE)	(139,279)	$(732,772)	192,354	$666,116

(a) Class	P Shares commenced operations on April 17, 2018.

90

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth and Income Strategy Portfolio

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,367,510	$18,597,841	5,497,598	$74,809,186
Reinvestment of distributions	369,519	5,184,092	522,904	6,573,710
Shares redeemed	(3,875,566)	(52,374,920)	(5,661,411)	(76,161,885)
	(2,138,537)	(28,592,987)	359,091	5,221,011
Class C Shares
Shares sold	107,114	1,401,165	250,795	3,323,057
Reinvestment of distributions	17,463	241,288	39,846	480,829
Shares redeemed	(1,016,333)	(13,419,730)	(5,005,325)	(66,486,344)
	(891,756)	(11,777,277)	(4,714,684)	(62,682,458)
Institutional Shares
Shares sold	5,845,803	80,012,769	7,467,092	100,009,197
Reinvestment of distributions	596,185	8,355,297	868,511	11,056,181
Shares redeemed	(9,747,842)	(131,722,848)	(20,518,480)	(279,936,927)
	(3,305,854)	(43,354,782)	(12,182,877)	(168,871,549)
Service Shares
Shares sold	24,032	321,649	5,243	70,792
Reinvestment of distributions	632	8,811	1,372	17,189
Shares redeemed	(46,787)	(628,661)	(27,194)	(363,601)
	(22,123)	(298,201)	(20,579)	(275,620)
Investor Shares
Shares sold	84,749	1,148,945	446,230	6,143,506
Reinvestment of distributions	12,001	167,174	17,862	225,243
Shares redeemed	(160,130)	(2,145,873)	(387,301)	(5,243,481)
	(63,380)	(829,754)	76,791	1,125,268
Class P Shares(a)
Shares sold	1,425,194	19,527,520	16,192,301	220,431,246
Reinvestment of distributions	343,656	4,818,065	392,635	4,938,925
Shares redeemed	(1,949,585)	(26,121,468)	(1,528,471)	(20,322,519)
	(180,735)	(1,775,883)	15,056,465	205,047,652
Class R Shares
Shares sold	46,601	626,164	53,422	720,704
Reinvestment of distributions	5,831	81,506	7,663	95,113
Shares redeemed	(49,112)	(663,201)	(108,804)	(1,466,415)
	3,320	44,469	(47,719)	(650,598)
Class R6 Shares
Shares sold	85,321	1,165,880	693,914	9,197,718
Reinvestment of distributions	2,000	27,662	4,727	60,598
Shares redeemed	(161,921)	(2,268,818)	(189,580)	(2,476,595)
	(74,600)	(1,075,276)	509,061	6,781,721

NET DECREASE	(6,673,665)	$(87,659,691)	(964,451)	$(14,304,573)

(a) Class P Shares commenced operations on April 17, 2018.

91

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Notes to Financial Statements (continued)

December 31, 2019

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Strategy Portfolio

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,339,118	$20,739,326	5,457,108	$85,119,791
Reinvestment of distributions	699,217	11,263,551	536,108	7,328,587
Shares redeemed	(3,587,777)	(55,281,237)	(3,501,964)	(54,176,334)
	(1,549,442)	(23,278,360)	2,491,252	38,272,044
Class C Shares
Shares sold	150,548	2,369,068	315,405	4,927,115
Reinvestment of distributions	44,950	733,288	—	—
Shares redeemed	(1,002,930)	(15,686,944)	(5,749,609)	(89,435,265)
	(807,432)	(12,584,588)	(5,434,204)	(84,508,150)
Institutional Shares
Shares sold	4,018,348	61,424,101	4,218,160	65,347,505
Reinvestment of distributions	366,171	5,901,749	539,651	7,366,237
Shares redeemed	(13,339,123)	(205,096,568)	(15,525,679)	(241,977,726)
	(8,954,604)	(137,770,718)	(10,767,868)	(169,263,984)
Service Shares
Shares sold	10,952	172,500	4,603	71,617
Reinvestment of distributions	1,026	16,465	1,152	15,692
Shares redeemed	(36,002)	(543,627)	(24,387)	(388,577)
	(24,024)	(354,662)	(18,632)	(301,268)
Investor Shares
Shares sold	137,054	2,090,719	468,179	7,354,070
Reinvestment of distributions	17,612	279,751	13,196	177,616
Shares redeemed	(181,285)	(2,758,238)	(516,398)	(7,976,243)
	(26,619)	(387,768)	(35,023)	(444,557)
Class P Shares(a)
Shares sold	1,251,604	19,410,449	11,196,336	175,619,095
Reinvestment of distributions	450,679	7,266,420	323,998	4,422,574
Shares redeemed	(1,186,413)	(18,248,306)	(672,254)	(10,229,875)
	515,870	8,428,563	10,848,080	169,811,794
Class R Shares
Shares sold	51,432	771,207	79,803	1,202,162
Reinvestment of distributions	13,862	216,889	10,012	133,255
Shares redeemed	(68,026)	(1,028,290)	(91,115)	(1,334,264)
	(2,732)	(40,194)	(1,300)	1,153
Class R6 Shares
Shares sold	145,096	2,240,148	585,222	9,037,007
Reinvestment of distributions	13,012	209,737	9,875	134,789
Shares redeemed	(172,108)	(2,718,584)	(174,788)	(2,722,462)
	(14,000)	(268,699)	420,309	6,449,334

NET DECREASE	(10,862,983)	$(166,256,426)	(2,497,386)	$(39,983,634)

(a) Class	P Shares commenced operations on April 17, 2018.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Satellite Strategies Portfolio

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,507,125	$12,328,395	775,316	$6,211,520
Reinvestment of distributions	173,175	1,436,743	136,536	1,070,446
Shares redeemed	(1,464,894)	(11,965,708)	(1,858,316)	(14,871,825)
	215,406	1,799,430	(946,464)	(7,589,859)
Class C Shares
Shares sold	74,124	578,919	108,732	860,438
Reinvestment of distributions	45,797	377,904	66,306	516,448
Shares redeemed	(2,010,704)	(16,335,390)	(1,677,178)	(13,397,814)
	(1,890,783)	(15,378,567)	(1,502,140)	(12,020,928)
Institutional Shares
Shares sold	3,194,532	25,909,208	9,038,271	73,191,893
Reinvestment of distributions	789,925	6,524,160	1,072,443	8,450,493
Shares redeemed	(16,333,971)	(132,664,304)	(32,559,328)	(260,529,664)
	(12,349,514)	(100,230,936)	(22,448,614)	(178,887,278)
Service Shares
Shares sold	1,322	10,699	2,000	16,157
Reinvestment of distributions	671	5,560	589	4,601
Shares redeemed	(4,426)	(35,455)	(11,141)	(88,919)
	(2,433)	(19,196)	(8,552)	(68,161)
Investor Shares
Shares sold	755,285	6,188,404	693,460	5,638,032
Reinvestment of distributions	99,874	824,444	125,164	982,010
Shares redeemed	(1,934,326)	(15,679,254)	(2,502,665)	(20,029,009)
	(1,079,167)	(8,666,406)	(1,684,041)	(13,408,967)
Class P Shares(a)
Shares sold	48,431	400,235	425,652	3,516,016
Reinvestment of distributions	15,719	130,251	10,075	77,948
Shares redeemed	(16,903)	(140,037)	(41,981)	(324,521)
	47,247	390,449	393,746	3,269,443
Class R Shares
Shares sold	16,321	131,889	34,396	275,361
Reinvestment of distributions	3,467	28,645	5,838	45,567
Shares redeemed	(150,500)	(1,166,319)	(88,613)	(709,187)
	(130,712)	(1,005,785)	(48,379)	(388,259)
Class R6 Shares
Shares sold	785,761	6,271,224	4,140,483	34,151,048
Reinvestment of distributions	158,070	1,307,247	133,463	1,043,879
Shares redeemed	(1,477,935)	(12,059,957)	(3,073,250)	(24,968,293)
	(534,104)	(4,481,486)	1,200,696	10,226,634

NET DECREASE	(15,724,060)	$(127,592,497)	(25,043,748)	$(198,867,375)

(a) Class	P Shares commenced operations on April 17, 2018.

93

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Satellite Strategies Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Satellite Strategies Portfolio (four of the portfolios constituting Goldman Sachs Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

At the Meeting, the shareholders of the Goldman Sachs Large Cap Growth Insights Fund approved a change to the Fund’s sub-classification under the Act from “diversified” to “non-diversified”. The Trust’s shareholders voted as follows:

Proposal 2.

To approve a change to the Fund’s sub-classification under
the Investment Company Act of 1940 from “diversified” to
“non-diversified” and to eliminate a related fundamental
investment restriction.

	For	Against	Abstained	Broker Non-Votes

Large Cap Growth Insights Fund	23,785,792.632	250,521.921	196,802.993	9,592,467.322

95

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended December 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Portfolio expenses.

The Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Growth and Income Strategy Portfolio				Growth Strategy Portfolio				Satellite Strategies Portfolio
Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19		Expenses Paid for the 6 months ended 12/31/19*	Beginning Account Value 7/1/19	Ending Account Value 12/31/19		Expenses Paid for the 6 months ended 12/31/19*	Beginning Account Value 7/1/19	Ending Account Value 12/31/19		Expenses Paid for the 6 months ended 12/31/19*	Beginning Account Value 7/1/19	Ending Account Value 12/31/19		Expenses Paid for the 6 months ended 12/31/19*

Class A
Actual	$1,000.00	$1,045.60		$2.97	$1,000.00	$1,061.40		$3.00	$1,000.00	$1,073.80		$3.02	$1,000.00	$1,049.00		$2.89
Hypothetical 5% return	1,000.00	1,022.28	+	2.94	1,000.00	1,022.30	+	2.94	1,000.00	1,022.29	+	2.95	1,000.00	1,022.38	+	2.85
Class C
Actual	1,000.00	1,041.10		6.82	1,000.00	1,057.50		6.88	1,000.00	1,070.00		6.93	1,000.00	1,044.50		6.75
Hypothetical 5% return	1,000.00	1,018.50	+	6.75	1,000.00	1,018.52	+	6.75	1,000.00	1,018.51	+	6.76	1,000.00	1,018.60	+	6.66
Institutional
Actual	1,000.00	1,047.60		1.01	1,000.00	1,063.20		1.02	1,000.00	1,076.90		1.04	1,000.00	1,051.20		0.93
Hypothetical 5% return	1,000.00	1,024.20	+	1.00	1,000.00	1,024.21	+	1.00	1,000.00	1,024.21	+	1.01	1,000.00	1,024.30	+	0.92
Service
Actual	1,000.00	1,045.00		3.59	1,000.00	1,060.80		3.62	1,000.00	1,073.60		3.65	1,000.00	1,048.40		3.51
Hypothetical 5% return	1,000.00	1,021.68	+	3.55	1,000.00	1,021.69	+	3.55	1,000.00	1,021.69	+	3.56	1,000.00	1,021.78	+	3.47
Investor
Actual	1,000.00	1,047.10		1.68	1,000.00	1,062.30		1.70	1,000.00	1,075.60		1.94	1,000.00	1,049.20		1.60
Hypothetical 5% return	1,000.00	1,023.54	+	1.66	1,000.00	1,023.56	+	1.67	1,000.00	1,023.34	+	1.89	1,000.00	1,023.64	+	1.58
Class P
Actual	1,000.00	1,047.70		0.96	1,000.00	1,063.40		0.97	1,000.00	1,076.60		0.99	1,000.00	1,051.10		0.88
Hypothethical 5% return	1,000.00	1,024.25	+	0.95	1,000.00	1,024.26	+	0.95	1,000.00	1,024.26	+	0.96	1,000.00	1,024.35	+	0.87
Class R
Actual	1,000.00	1,043.70		4.26	1,000.00	1,059.80		4.29	1,000.00	1,072.90		3.84	1,000.00	1,047.80		4.18
Hypothetical 5% return	1,000.00	1,021.02	+	4.21	1,000.00	1,021.04	+	4.21	1,000.00	1,021.50	+	3.74	1,000.00	1,021.12	+	4.13
Class R6
Actual	1,000.00	1,047.70		0.96	1,000.00	1,063.30		0.97	1,000.00	1,076.60		0.99	1,000.00	1,051.20		0.88
Hypothetical 5% return	1,000.00	1,024.25	+	0.95	1,000.00	1,024.26	+	0.95	1,000.00	1,024.25	+	0.96	1,000.00	1,024.35	+	0.87

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Balanced Strategy	0.58%	1.33%	0.20%	0.70%	0.33%	0.19%	0.83%	0.19%
Growth and Income Strategy	0.58	1.33	0.20	0.70	0.33	0.19	0.83	0.19
Growth Strategy	0.58	1.33	0.20	0.70	0.33	0.19	0.83	0.19
Satellite Strategies	0.56	1.31	0.18	0.68	0.31	0.17	0.81	0.17

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

97

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]

Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Portfolios’ Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

98

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Fund of Funds Portfolios — Tax Information (Unaudited)

For the year ended December 31, 2019, 9.26%, 18.38%, 25.05% and 4.54% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the 2019 tax year, each Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios from sources within foreign countries and possessions of the United States was $0.0421, $0.0801, $0.1236, and $0.0505 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios during the year from foreign sources was 11.83%, 20.01%, 28.71%, and 13.14%, respectively. The total amount of taxes paid by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios to such countries was $0.0050, $0.0091, $0.0141, and $0.0064 per share, respectively.

For the year ended December 31, 2019, 25.77%, 45.80%, 64.85%, and 26.52% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Growth Strategy Portfolio designates $12,251,754, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2019.

99

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.69 trillion in assets under supervision as of December 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[7]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
[7]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed to the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush* Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado* James A. McNamara Roy W. Templin Gregory G. Weaver *Effective as of January 23, 2020.	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Diversification does not protect an investor from market risk and does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Portfolios will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2019 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2020 Goldman Sachs. All rights reserved. 192792-OTU-1141273 FFAR-20

Goldman Sachs Funds

Annual Report	December 31, 2019

Global Infrastructure Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Global Infrastructure Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Infrastructure Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Infrastructure Team discusses the Goldman Sachs Global Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 31.22%, 30.31%, 31.66%, 31.49%, 31.77%, 30.94% and 31.63%, respectively. These returns compare to the 28.69% average annual total return of the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (the “Index”). The Index is intended to measure all sectors of the infrastructure market.

Q	What economic and market factors most influenced global infrastructure companies during the Reporting Period?

A	Global equities, including global infrastructure securities, posted double-digit gains during the Reporting Period, broadly rebounding from weakness in 2018. Market sentiment was influenced most during the Reporting Period by the accommodative stances of various central banks and by investor anticipation that trade war and Brexit negotiations would be resolved. (Brexit is the popular term for the U.K.’s path out of the European Union.) The global equity rally was driven by significant valuation gains even amid weak corporate earnings growth.

In the U.S., stocks experienced robust performance during the Reporting Period, with the S&P 500® Index reaching an all-time high near the end of December 2019. The Fed’s dovish pivot in January 2019 provided relief to U.S. equity investors. However, by May, the U.S.-China trade dispute put the market on recession watch. In July, Fed policymakers announced their first interest rate cuts since 2008 and continued what Fed Chair Jerome Powell called a “mid-cycle adjustment” in September and October, lowering the targeted federal funds rate by 25 basis points on each occasion. (A basis point is 1/100th of a percentage point.)

As for European equities, they generated their best annual performance since 2009, with the STOXX® Europe 600 Index hitting a four-year high early in November 2019 and then reaching a new high in late December. In September 2019, the European Central Bank (“ECB”) restarted its quantitative easing measures. The ECB’s multi-dimensional monetary stimulus package is aimed at addressing slowing Eurozone economic growth through deposit rate cuts and the reinstitution of asset purchases. In October, the European Union and the U.K. agreed to a “flextension” of the Article 50 process until January 2020 under which the U.K. would be able to leave the European Union earlier than the deadline if a withdrawal agreement was ratified by the European and British Parliaments in time. In mid-December, the Conservative party won a comfortable majority in the U.K. Parliamentary elections, clearing the way for the U.K. Prime Minister’s Brexit deal to be ratified before the Article 50 deadline expires on January 31, 2020.

Japanese equities suffered collateral damage from the stand-off between the U.S. and China, two of Japan’s largest trading partners. Japanese stocks were also sensitive to weaker global industrial demand during the Reporting Period. However, the Japanese equity market was supported by a recovering domestic economy, stronger capital spending and an improvement in domestic demand resilience. In October 2019, the U.S. and Japan signed a limited trade deal on agriculture and digital trade in an effort to achieve more fair and reciprocal trade, a deal that covers about $55 billion worth of commerce between the two economies.

For the Reporting Period overall, the global infrastructure market, as measured by the Index, generated an average total return of 28.69%. Canada and Australia were the best performing markets, while Japan and Hong Kong posted the weakest, though still positive, returns. Among market sectors, all four recorded absolute gains. Communications

1

PORTFOLIO RESULTS

infrastructure, energy infrastructure and transportation infrastructure each outpaced the Index, while utilities lagged the Index during the Reporting Period.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited most from its underweight position versus the Index in the utilities sector. In addition, a modest overweight in the communications infrastructure sector, along with slight underweights in the transportation infrastructure and energy infrastructure sectors, added to relative returns. Given the Index rally, the Fund was hampered by its small cash position during the Reporting Period.

As for security selection, the Fund’s investments in the utilities sector contributed most positively. On the other hand, security selection in the energy infrastructure sector had a modestly negative impact on relative returns. Among countries, selection in the U.S. added significantly to the Fund’s relative performance. An underweight versus the Index in Spain also bolstered results. Conversely, the Fund was hurt by its overweight in Italy, though this was offset somewhat by effective security selection in the country. Exposure to Canada detracted from the Fund’s relative performance during the Reporting Period.

Q	What individual holdings added most to the Fund’s relative performance during the Reporting Period?

A	CenterPoint Energy, InterXion Holding and CyrusOne were leading positive contributors to the Fund’s relative returns during the Reporting Period.

CenterPoint Energy, a U.S. power generator and distributor, was the top contributor to the Fund’s relative performance during the Reporting Period. The company was involved in a rate case in Texas, which created uncertainty about its earnings outlook and the potential need for an equity offering to improve its balance sheet. CenterPoint Energy posted negative absolute returns during the Reporting Period overall, but the position added to relative performance because the Fund first bought the stock in December 2019 when the rate case was decided in the company’s favor. The company also appeared attractive in December 2019 because of the company’s exposure to Texas’ strong job and population growth.

InterXion Holding, a European data center company, performed well compared to U.S. data center companies due to faster demand growth and relatively less supply in Europe, which is a less mature data center market. We believe other investors viewed InterXion Holding as a likely merger or acquisition candidate because of the company’s relatively small size and favorable market exposure. Toward the end of 2019, Digital Realty Trust announced it was acquiring InterXion Holding in an all-stock deal. We exited the Fund’s position after the announcement, as the stock outperformed and because future performance would be linked to that of Digital Realty Trust given the all-stock nature of the transaction.

CyrusOne is an owner and operator of enterprise-class and carrier-neutral data center properties in the U.S. During the third quarter of 2019, investors reacted positively to news of its possible acquisition by one of several suitors, including global investment firm KKR & Co. In our view, CyrusOne is an attractive acquisition candidate due to its strong Fortune 1000 customer base and high quality assets. At the end of the Reporting Period, we believed the strength of CyrusOne’s sales force and customer penetration remained meaningful competitive advantages. Furthermore, in our view, the company may continue to benefit from favorable long-term trends in the data storage space. At the end of the Reporting Period, we sold the Fund’s position in the stock, capturing profits, and reallocated the capital to what we considered to be other attractive opportunities.

Q	What individual holdings detracted most from the Fund’s relative performance during the Reporting Period?

A	The top detractors from the Fund’s relative performance during the Reporting Period were Cheniere Energy, Cellnex Telecom and Kinder Morgan.

Cheniere Energy, a U.S. exporter of liquefied natural gas, detracted most from the Fund’s relative performance. Despite the company’s contracted fee-based business, investors remained concerned about depressed spot liquid natural gas prices due to softer demand. At the end of the Reporting Period, we had a favorable view of its management’s commitment to project execution, growth and highly visible cash flows, given that the majority of the company’s capacity is concentrated in long-term take-or-pay agreements with investment grade-rated counterparts. (Take-or-pay is a provision, written into a contract, whereby one party has the obligation of either taking delivery of goods or paying a specified amount.)

[1]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Index.

2

PORTFOLIO RESULTS

Cellnex Telecom is a telecommunications infrastructure company based in Spain. Its shares rose during October 2019, the month in which the Fund initiated a position in the stock. As a result, the Fund did not share in all of its gains. Its stock rallied after the company announced it would acquire Arqiva’s telecommunications business. Once the deal is complete, Cellnex Telecom will be the largest tower company in the U.K. and will own 53,000 managed sites across its European towers portfolio. At the end of the Reporting Period, we held a positive view of Cellnex Telecom’s expanding footprint but remained cautious due to the company’s high level of debt.

In addition, the Fund was hurt by its underweight in Kinder Morgan, the largest energy infrastructure company in North America. Its shares appreciated during the Reporting Period in line with the broader crude oil market. Its stock also benefited when the company’s management reported what it saw as attractive growth opportunities and shared detailed plans about capital allocation. At the end of the Reporting Period, we maintained the Fund’s underweight position, favoring companies with what we viewed as stronger operating leverage to U.S. production growth.

Q	Were there any notable purchases or sales during the Reporting Period?

A	In addition to the purchases of CenterPoint Energy and Cellnex Telecom, mentioned earlier, the Fund established a position in Orsted, a renewable energy solutions company, during the Reporting Period. Demark-based Orsted is a global leader in offshore wind power, a market we expect may experience a double-digit compound annual growth rate. In our opinion, Orsted will benefit as the demand for renewable energy rises and the need to decarbonize the global energy supply mix increases.

Conversely, in addition to the sales of InterXion Holding and CyrusOne, already mentioned, we exited the Fund’s position in Pinnacle West Capital. The electric utility company’s exposure to Arizona, where the regulatory environment has become difficult, combined with a rate case in 2020, suggested to us there was risk to the company’s earnings. Accordingly, we decided to sell the Fund’s position and allocate the proceeds to companies with what we considered higher risk/reward potential.

We eliminated the Fund’s position in Enel, an Italy-based multinational energy company that engages in the distribution of electricity and gas, during the Reporting Period. The stock had performed well, and we found the fundamental investment case in other stocks more compelling.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making sector, subsector or country bets. We seek to outpace the Index by overweighting securities we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector or country weights are generally the direct result of individual security selection and/or the appreciation or depreciation of particular Fund holdings. That said, during the Reporting Period, the Fund’s exposure to the communications infrastructure sector increased from a relatively neutral position compared to the Index to a slight overweight, mainly because we added investments in telecommunications towers. In utilities, the Fund moved from a rather neutral position to an underweight position. Increased exposure to diversified utility companies was more than offset by decreased exposure to electric, gas and water utility companies. The Fund’s exposure to the transportation infrastructure sector decreased from a slight overweight relative to the Index to a rather neutral position, largely because we reduced exposure to airports. From a country perspective, compared to the Index, the Fund moved from overweight positions in the U.S. and Australia to rather neutral positions. We increased the Fund’s Italian investments and, as a result, the Fund became overweight Italy. As we increased investments in Hong Kong, the Fund shifted from an underweight in that country to a rather neutral position. We eliminated the Fund’s holdings in Japan during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the Index in the utilities sector. It was rather neutral compared to the Index in the communications infrastructure, transportation infrastructure and energy infrastructure sectors. In geographic terms, the Fund was overweight Italy and France and had no exposure to Japan at the end of the Reporting Period.

3

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed investor demand would shift toward defensive sectors as the economic cycle continues to age. Because of their concerns around slowing global economic growth, combined with rising interest rates, investors may seek more value-oriented sectors with predictable cash flows and attractive yields, in our view. We think the Fund is well positioned to capitalize on this rotation given the strong fundamentals of its holdings. We believe the financing environment for global infrastructure companies will likely continue to be accommodative, which is particularly important given the capital-intensive nature of these businesses. As we look ahead, we believe global central bank monetary policies and varying fundamentals at the subsector level may present compelling return opportunities for active managers. Overall, we believe global infrastructure securities may provide investors with possible diversification benefits given their attractive yields and lower volatility relative to the broader equity market and given their potential long-term growth potential, inflation hedging opportunities and interest rate resiliency when compared to bonds. Furthermore, we believe global infrastructure securities may offer attractive returns comprised of dividend yield and growth (without factoring in multiple expansion), with the potential for upside from mergers and acquisition activity, in the near term.

(After the end of the Reporting Period, a novel coronavirus emerged in China, leading to increased volatility in the global equity market and also impacting tourism and discretionary consumption in China. Within the global infrastructure market, the transportation infrastructure sector has been most affected by reduced tourism and travel. While we believe the novel coronavirus outbreak could be a drag on Chinese economic growth in the near term, we expect the negative impact on growth, as well as on asset prices, to normalize later in 2020. Additionally, we believe increased global equity market volatility could create buying opportunities for selective investors, especially in sectors that seem to have sold off on fears about the outbreak.)

4

FUND BASICS

Global Infrastructure Fund

as of December 31, 2019

TOP TEN HOLDINGS AS OF 12/31/19[1]

Holding	% of Net Assets	Line of Business	Country

American Tower Corp.	9.5%	Equity Real Estate Investment Trusts (REITs)	United States
Enbridge, Inc.	6.6	Oil, Gas & Consumable Fuels	Canada
Vinci SA	6.0	Construction & Engineering	France
National Grid PLC	5.8	Multi-Utilities	United Kingdom
Crown Castle International Corp.	5.7	Equity Real Estate Investment Trusts (REITs)	United States
TC Energy Corp.	5.5	Oil, Gas & Consumable Fuels	Canada
Sempra Energy	4.6	Multi-Utilities	United States
Transurban Group	3.6	Transportation Infrastructure	Australia
American Water Works Co., Inc.	3.2	Water Utilities	United States
Williams Cos., Inc. (The)	3.1	Oil, Gas & Consumable Fuels	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of December 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $1,000,000 investment made on June 27, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (“the Index”) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Infrastructure Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 27, 2016 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Since Inception
Class A (Commenced June 27, 2016)
Excluding sales charges	31.22%	8.81%
Including sales charges	24.05%	7.08%

Class C (Commenced June 27, 2016)
Excluding contingent deferred sales charges	30.31%	8.02%
Including contingent deferred sales charges	29.29%	8.02%

Institutional (Commenced June 27, 2016)	31.66%	9.24%

Investor Class (Commenced June 27, 2016)	31.49%	9.09%

Class P (Commenced April 17, 2018)	31.77%	13.40%

Class R (Commenced June 27, 2016)	30.94%	8.56%

Class R6 (Commenced June 27, 2016)	31.63%	9.24%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

6

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Index Definitions

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

STOXX® Europe 600 Index derived from the STOXX® Europe Total Market Index and is a subset of the STOXX® Global 1800 Index. With a fixed number of 600 components, the STOXX® Europe 600 Index represents large, mid and small capitalization companies across 17 countries of the European region.

The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

It is not possible to invest directly in an unmanaged index.

7

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 98.6%
Australia – 4.2%
746,974	Spark Infrastructure Group (Electric Utilities)	$1,095,056
685,263	Transurban Group (Transportation Infrastructure)	7,172,679

		8,267,735

Canada – 16.2%
324,803	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	12,914,080
103,294	Fortis, Inc. (Electric Utilities)	4,285,920
102,267	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	3,790,467
203,315	TC Energy Corp. (Oil, Gas & Consumable Fuels)	10,828,436

		31,818,903

China – 3.5%
3,408,000	Beijing Enterprises Water Group Ltd. (Water Utilities)*	1,723,723
202,600	China Gas Holdings Ltd. (Gas Utilities)	758,578
9,404,000	China Tower Corp. Ltd., Class H (Diversified Telecommunication Services)(a)	2,077,627
212,900	ENN Energy Holdings Ltd. (Gas Utilities)	2,325,975

		6,885,903

Denmark – 0.7%
13,469	Orsted A/S (Electric Utilities)(a)	1,393,028

France – 7.4%
13,600	Aeroports de Paris (Transportation Infrastructure)	2,692,725
106,428	Vinci SA (Construction & Engineering)	11,853,325

		14,546,050

Hong Kong – 2.1%
2,163,011	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	4,226,241

Italy – 4.9%
59,702	Atlantia SpA (Transportation Infrastructure)	1,393,386
431,391	Enav SpA (Transportation Infrastructure)(a)	2,574,313
240,554	Infrastrutture Wireless Italiane SpA (Diversified Telecommunication Services)(a)	2,355,621
497,383	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	3,326,471

		9,649,791

Shares	Description	Value

Common Stocks – (continued)
Spain – 4.2%
17,848	Aena SME SA (Transportation Infrastructure)(a)	$3,421,797
21,862	Cellnex Telecom SA (Diversified Telecommunication Services)*(a)	943,036
127,241	Ferrovial SA (Construction & Engineering)	3,855,057

		8,219,890

United Kingdom – 7.1%
919,063	National Grid PLC (Multi-Utilities)	11,485,761
72,546	Severn Trent PLC (Water Utilities)	2,416,791

		13,902,552

United States – 48.3%
30,385	Ameren Corp. (Multi-Utilities)	2,333,568
81,348	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	18,695,397
50,528	American Water Works Co., Inc. (Water Utilities)	6,207,365
43,225	Atmos Energy Corp. (Gas Utilities)	4,835,149
44,583	CenterPoint Energy, Inc. (Multi-Utilities)	1,215,778
85,831	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)*	5,241,699
48,241	CMS Energy Corp. (Multi-Utilities)	3,031,464
39,779	Consolidated Edison, Inc. (Multi-Utilities)	3,598,806
79,524	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	11,304,337
48,375	Edison International (Electric Utilities)	3,647,959
42,983	Eversource Energy (Electric Utilities)	3,656,564
204,965	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	4,339,109
8,259	NextEra Energy, Inc. (Electric Utilities)	1,999,999
53,832	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	4,073,467
15,601	SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	3,759,685
59,401	Sempra Energy (Multi-Utilities)	8,998,064
52,867	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	2,158,560
254,717	Williams Cos., Inc. (The) (Oil, Gas & Consumable Fuels)	6,041,887

		95,138,857

TOTAL COMMON STOCKS
(Cost $155,331,154)		$194,048,950

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Shares	Description	Dividend Rate	Value

Investment Company – 1.0%(b)
1,897,089	Goldman Sachs Financial Square Government Fund – Institutional Shares	1.638%	$1,897,089
(Cost $1,897,089)

TOTAL INVESTMENTS – 99.6%
(Cost $157,228,243)			$195,946,039

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			939,892

NET ASSETS – 100.0%			$196,885,931

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $155,331,154)	$194,048,950
Investments in affiliated issuers, at value (cost $1,897,089)	1,897,089
Cash	640,927
Foreign currencies, at value (cost $16,124)	16,207
Receivables:
Dividends	672,937
Foreign tax reclaims	42,807
Reimbursement from investment adviser	25,005
Other assets	51,950
Total assets	197,395,872

Liabilities:

Payables:
Fund shares redeemed	202,933
Management fees	147,858
Distribution and Service fees and Transfer Agency fees	7,764
Accrued expenses	151,386
Total liabilities	509,941

Net Assets:
Paid-in capital	165,189,566
Total distributable earnings	31,696,365
NET ASSETS	$196,885,931
Net Assets:
Class A	$781,929
Class C	2,607,418
Institutional	1,263,618
Investor	928,575
Class P	3,936,348
Class R	33,360
Class R6	187,334,683
Total Net Assets	$196,885,931
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	62,680
Class C	210,144
Institutional	101,079
Investor	74,479
Class P	315,752
Class R	2,674
Class R6	15,017,174
Net asset value, offering and redemption price per share(a)
Class A	$12.47
Class C	12.41
Institutional	12.50
Investor	12.47
Class P	12.47
Class R	12.48
Class R6	12.47

(a)	Maximum public offering price per share for Class A Shares is $13.20. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2019

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $310,761)	$5,815,412

Dividends — affiliated issuers	37,930

Total investment income	5,853,342

Expenses:

Management fees	1,798,119

Professional fees	113,933

Registration fees	94,378

Custody, accounting and administrative services	79,463

Transfer Agency fees(a)	65,986

Printing and mailing cost	36,536

Distribution and Service fees(a)	25,730

Trustee fees	16,916

Shareholder meeting expense	5,184

Other	22,595

Total expenses	2,258,840

Less — expense reductions	(259,888)

Net expenses	1,998,952

NET INVESTMENT INCOME	3,854,390

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	4,790,965

Foreign currency transactions	(9,571)

Net change in unrealized gain on:

Investments — unaffiliated issuers	46,858,233

Foreign currency translations	8,476

Net realized and unrealized gain	51,648,103

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,502,493

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

Distribution and/or Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
$3,164	$22,414	$152	$2,224	$3,906	$380	$1,005	$890	$54	$57,527

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018
From operations:

Net investment income	$3,854,390	$4,381,926

Net realized gain (loss)	4,781,394	(8,741,573)

Net change in unrealized gain (loss)	46,866,709	(15,784,815)

Net increase (decrease) in net assets resulting from operations	55,502,493	(20,144,462)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(20,091)	(20,304)

Class C Shares	(27,010)	(14,805)

Institutional Shares	(20,186)	(33,168)

Investor Shares	(12,761)	(5,228)

Class P Shares(a)	(63,205)	(69,243)

Class R Shares	(454)	(357)

Class R6 Shares	(3,816,226)	(4,232,791)

From return of capital:

Class A Shares	(2,714)	—

Class C Shares	(3,648)	—

Institutional Shares	(2,727)	—

Investor Shares	(1,724)	—

Class P Shares(a)	(8,537)	—

Class R Shares	(61)	—

Class R6 Shares	(515,445)	—

Total distributions to shareholders	(4,494,789)	(4,375,896)

From share transactions:

Proceeds from sales of shares	20,968,802	270,954,734

Reinvestment of distributions	4,494,560	4,375,658

Cost of shares redeemed	(69,969,887)	(283,152,789)
Net decrease in net assets resulting from share transactions	(44,506,525)	(7,822,397)
TOTAL INCREASE (DECREASE)	6,501,179	(32,342,755)

Net assets:
Beginning of year	190,384,752	222,727,507

End of year	$196,885,931	$190,384,752

(a)	Commenced operations on April 17, 2018.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class A Shares
	Year Ended December 31,				Period Ended December 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$9.68	$10.85	$9.89		$10.00

Net investment income(b)	0.18	0.19	0.22	(c)	0.06

Net realized and unrealized gain (loss)	2.83	(1.19)	0.99		0.01

Total from investment operations	3.01	(1.00)	1.21		0.07

Distributions to shareholders from net investment income	(0.19)	(0.17)	(0.20)		(0.05)

Distributions to shareholders from net realized gains	—	—	(0.05)		(0.12)

Distributions to shareholders from return of capital	(0.03)	—	—	(d)	(0.01)

Total distributions	(0.22)	(0.17)	(0.25)		(0.18)

Net asset value, end of period	$12.47	$9.68	$10.85		$9.89

Total Return(e)	31.22%	(9.31)%	12.29%		0.69%

Net assets, end of period (in 000’s)	$782	$1,376	$40		$25

Ratio of net expenses to average net assets	1.36%	1.38%	1.38%		1.40	%(f)

Ratio of total expenses to average net assets	1.51%	1.51%	6.20%		15.63	%(f)

Ratio of net investment income to average net assets	1.53%	1.83%	2.04	%(c)	1.19	%(f)

Portfolio turnover rate(g)	39%	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class C Shares
	Year Ended December 31,				Period Ended December 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$9.65	$10.84	$9.88		$10.00

Net investment income(b)	0.11	0.10	0.13	(c)	0.02

Net realized and unrealized gain (loss)	2.80	(1.17)	1.00		0.01

Total from investment operations	2.91	(1.07)	1.13		0.03

Distributions to shareholders from net investment income	(0.13)	(0.12)	(0.14)		(0.02)

Distributions to shareholders from net realized gains	—	—	(0.03)		(0.12)

Distributions to shareholders from return of capital	(0.02)	—	—	(d)	(0.01)

Total distributions	(0.15)	(0.12)	(0.17)		(0.15)

Net asset value, end of period	$12.41	$9.65	$10.84		$9.88

Total Return(e)	30.31%	(9.96)%	11.46%		0.30%

Net assets, end of period (in 000’s)	$2,607	$1,383	$57		$51

Ratio of net expenses to average net assets	2.11%	2.13%	2.14%		2.14	%(f)

Ratio of total expenses to average net assets	2.26%	2.26%	7.06%		16.73	%(f)

Ratio of net investment income to average net assets	1.01%	1.00%	1.24	%(c)	0.46	%(f)

Portfolio turnover rate(g)	39%	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Institutional Shares
	Year Ended December 31,				Period Ended December 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$9.71	$10.85	$9.89		$10.00

Net investment income(b)	0.19	0.06	0.29	(c)	0.08

Net realized and unrealized gain (loss)	2.87	(1.02)	0.96		0.01

Total from investment operations	3.06	(0.96)	1.25		0.09

Distributions to shareholders from net investment income	(0.24)	(0.18)	(0.20)		(0.07)

Distributions to shareholders from net realized gains	—	—	(0.08)		(0.12)

Distributions to shareholders from return of capital	(0.03)	—	(0.01)		(0.01)

Total distributions	(0.27)	(0.18)	(0.29)		(0.20)

Net asset value, end of period	$12.50	$9.71	$10.85		$9.89

Total Return(d)	31.66%	(8.89)%	12.72%		0.89%

Net assets, end of period (in 000’s)	$1,264	$1,737	$222,546		$2,906

Ratio of net expenses to average net assets	1.00%	0.99%	0.99%		0.99	%(e)

Ratio of total expenses to average net assets	1.13%	1.06%	1.29%		15.23	%(e)

Ratio of net investment income to average net assets	1.70%	0.54%	2.65	%(c)	1.59	%(e)

Portfolio turnover rate(f)	39%	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Investor Shares
	Year Ended December 31,				Period Ended December 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$9.68	$10.85	$9.89		$10.00

Net investment income(b)	0.22	0.20	0.24	(c)	0.08

Net realized and unrealized gain (loss)	2.82	(1.18)	0.99		—	(d)

Total from investment operations	3.04	(0.98)	1.23		0.08

Distributions to shareholders from net investment income	(0.22)	(0.19)	(0.21)		(0.06)

Distributions to shareholders from net realized gains	—	—	(0.05)		(0.12)

Distributions to shareholders from return of capital	(0.03)	—	(0.01)		(0.01)

Total distributions	(0.25)	(0.19)	(0.27)		(0.19)

Net asset value, end of period	$12.47	$9.68	$10.85		$9.89

Total Return(e)	31.49%	(9.00)%	12.56%		0.91%

Net assets, end of period (in 000’s)	$929	$279	$28		$25

Ratio of net expenses to average net assets	1.10%	1.13%	1.14%		0.95	%(f)

Ratio of total expenses to average net assets	1.26%	1.25%	6.05%		15.19	%(f)

Ratio of net investment income to average net assets	1.96%	1.95%	2.23	%(c)	1.63	%(f)

Portfolio turnover rate(g)	39%	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class P Shares
	Year Ended December 31, 2019	Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$9.68	$10.47

Net investment income(b)	0.23	0.12

Net realized and unrealized gain (loss)	2.83	(0.73)

Total from investment operations	3.06	(0.61)

Distributions to shareholders from net investment income	(0.24)	(0.18)

Distributions to shareholders from return of capital	(0.03)	—

Total distributions	(0.27)	—

Net asset value, end of period	$12.47	$9.68

Total Return(c)	31.77%	(5.91)%

Net assets, end of period (in 000’s)	$3,936	$2,278

Ratio of net expenses to average net assets	0.99%	0.98	%(d)

Ratio of total expenses to average net assets	1.12%	1.14	%(d)

Ratio of net investment income to average net assets	1.99%	1.68	%(d)

Portfolio turnover rate(e)	39%	67%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class R Shares
	Year Ended December 31,				Period Ended December 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$9.69	$10.85	$9.89		$10.00

Net investment income(b)	0.16	0.14	0.18	(c)	0.05

Net realized and unrealized gain (loss)	2.82	(1.16)	1.00		0.01

Total from investment operations	2.98	(1.02)	1.18		0.06

Distributions to shareholders from net investment income	(0.17)	(0.14)	(0.18)		(0.04)

Distributions to shareholders from net realized gains	—	—	(0.04)		(0.12)

Distributions to shareholders from return of capital	(0.02)	—	—	(d)	(0.01)

Total distributions	(0.19)	(0.14)	(0.22)		(0.17)

Net asset value, end of period	$12.48	$9.69	$10.85		$9.89

Total Return(e)	30.94%	(9.49)%	12.00%		0.82%

Net assets, end of period (in 000’s)	$33	$25	$28		$25

Ratio of net expenses to average net assets	1.61%	1.63%	1.64%		1.15	%(f)

Ratio of total expenses to average net assets	1.77%	1.75%	6.55%		15.38	%(f)

Ratio of net investment income to average net assets	1.42%	1.30%	1.74	%(c)	1.44	%(f)

Portfolio turnover rate(g)	39%	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class R6 Shares
	Year Ended December 31,				Period Ended December 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$9.69	$10.85	$9.89		$10.00

Net investment income(b)	0.23	0.22	0.26	(c)	0.09

Net realized and unrealized gain (loss)	2.82	(1.18)	0.99		—	(d)

Total from investment operations	3.05	(0.96)	1.25		0.09

Distributions to shareholders from net investment income	(0.24)	(0.20)	(0.22)		(0.07)

Distributions to shareholders from net realized gains	—	—	(0.06)		(0.12)

Distributions to shareholders from return of capital	(0.03)	—	(0.01)		(0.01)

Total distributions	(0.27)	(0.20)	(0.29)		(0.20)

Net asset value, end of period	$12.47	$9.69	$10.85		$9.89

Total Return(e)	31.63%	(8.88)%	12.74%		0.56%

Net assets, end of period (in 000’s)	$187,335	$183,306	$28		$25

Ratio of net expenses to average net assets	0.99%	0.98%	0.97%		1.65	%(f)

Ratio of total expenses to average net assets	1.11%	1.10%	5.88%		15.88	%(f)

Ratio of net investment income to average net assets	1.94%	2.17%	2.40	%(c)	0.93	%(f)

Portfolio turnover rate(g)	39%	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements

December 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Global Infrastructure Fund (the “Fund”) is a non-diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class P, Class R, and Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.   Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. Distributions from net investment income are declared and paid quarterly, and distributions from net capital gains, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

20

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

21

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2019:

GLOBAL INFRASTRUCTURE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$11,112,144	$—

Australia and Oceania	—	8,267,735	—

Europe	8,739,753	38,971,558	—

North America	126,957,760	—	—

Investment Company	1,897,089	—	—

Total	$137,594,602	$58,351,437	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent third-party (fair value) service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily

22

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the fiscal year ended December 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate*
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.90%	0.81%	0.77%	0.75%	0.74%	0.90%	0.90%

*	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the fiscal year ended December 31, 2019, GSAM waived $3,067 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plans Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plans	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the fiscal year ended December 31, 2019, Goldman Sachs retained $1,063 for Class A Shares and did not retain any portion of the CDSC for Class C Shares for this Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 1, 2019, the annual rates for Class A, Class C, Investor and Class R Shares were 0.18%.

Effective April 30, 2019, Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.03% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund through at least April 30, 2020. Prior to such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

23

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2019

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. These Other Expense limitations will remain in place through at least April 30, 2020 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$3,067	$886	$255,935	$259,888

G.  Line of Credit Facility — As of December 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2019, Goldman Sachs earned $747 in brokerage commissions from portfolio transactions, on behalf of the Fund.

The following table provides information about the Fund’s investments in the Underlying Fund as of and for the fiscal year ended December 31, 2019:

Underlying Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$ —	$39,634,363	$(37,737,274)	$1,897,089	1,897,089	$37,930

As of December 31, 2019, the following Goldman Sachs Fund of Funds and Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the Fund. The beneficial owners were 7%, 35%, 23%, 7%, 8%, 10% and 5%, for the Goldman Sachs Enhanced Dividend Global Equity, Goldman Sachs Tax-Advantaged Global Equity, Goldman Sachs Satellite Strategies, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Growth Strategy, Goldman Sachs Growth and Income Strategy and Goldman Sachs Balanced Strategy Portfolios, respectively.

As of December 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 33% of Institutional Shares and 100% of Class R Shares of the Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2019, were $77,258,658 and $125,079,508.

24

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

6. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2019	2018
Distribution paid from: Ordinary income	$3,959,934	$4,375,896
Net long-term capital gains	—	—
Total taxable distributions	$3,959,934	$4,375,896
Tax return of capital	$534,855	$—

As of December 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$—
Undistributed long-term capital gains	$—
Total undistributed earnings	$—
Capital loss carryforwards:(1)
Perpetual Short-Term	$(2,023,722)
Perpetual Long-Term	—
Total Capital loss carryforwards	$(2,023,722)
Timing differences (Post October Loss Deferral)	$—
Unrealized gains (losses) — net	33,720,087
Total accumulated earnings (losses) — net	$31,696,365

(1)	During the fiscal year ended December 31, 2019, the Fund utilized $3,828,784 in capital loss carryforwards from prior years.

As of December 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$162,233,617
Gross unrealized gain	36,059,050
Gross unrealized loss	(2,338,963)
Net unrealized gains (losses) on securities	$33,720,087

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

The Fund reclassed $16,555 from paid in capital to distributable earnings for the year ending December 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from differences in the tax treatment of partnership investments and underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government

25

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2019

7. OTHER RISKS (continued)

regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/ or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be

26

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

7. OTHER RISKS (continued)

exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Fund will bear its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

27

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2019

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Infrastructure Fund

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	22,343	$256,447	152,177	$1,589,200
Reinvestment of distributions	1,962	22,805	1,992	20,288
Shares redeemed	(103,775)	(1,214,946)	(15,661)	(162,317)
	(79,470)	(935,694)	138,508	1,447,171
Class C Shares
Shares sold	87,858	984,673	149,215	1,561,262
Reinvestment of distributions	2,621	30,658	1,452	14,805
Shares redeemed	(23,685)	(281,848)	(12,536)	(129,231)
	66,794	733,483	138,131	1,446,836
Institutional Shares
Shares sold	64,277	731,681	1,137,450	12,353,955
Reinvestment of distributions	1,912	22,684	3,227	32,946
Shares redeemed	(144,031)	(1,440,884)	(21,470,145)	(217,379,579)
	(77,842)	(686,519)	(20,329,468)	(204,992,678)
Investor Shares
Shares sold	44,811	520,476	25,959	274,026
Reinvestment of distributions	1,223	14,485	513	5,228
Shares redeemed	(329)	(3,972)	(313)	(3,100)
	45,705	530,989	26,159	276,154
Class P Shares(a)
Shares sold	85,018	996,030	767,142	7,855,477
Reinvestment of distributions	6,083	71,742	6,831	69,243
Shares redeemed	(10,754)	(121,004)	(538,568)	(5,289,881)
	80,347	946,768	235,405	2,634,839
Class R Shares
Shares sold	—	—	35	357
Reinvestment of distributions	44	515	—	—
	44	515	35	357
Class R6 Shares
Shares sold	1,561,568	17,479,495	24,375,895	247,320,814
Reinvestment of distributions	369,241	4,331,671	415,361	4,232,791
Shares redeemed	(5,840,148)	(66,907,233)	(5,867,364)	(60,188,681)
	(3,909,339)	(45,096,067)	18,923,892	191,364,924

NET DECREASE	(3,873,761)	$(44,506,525)	(867,338)	$(7,822,397)

(a)	Class P Shares commenced operations on April 17, 2018.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Global Infrastructure Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

29

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing the trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

At the Meeting, the shareholders of the Goldman Sachs Large Cap Growth Insights Fund approved a change to the Fund’s sub-classification under the Act from “diversified” to “non-diversified”. The Trust’s shareholders voted as follows:

Proposal 2.

To approve a change to the Fund’s sub-classification under
the Investment Company Act of 1940 from “diversified” to
“non-diversified’ and to eliminate a related fundamental
investment restriction.

	For	Against	Abstained	Broker Non-Votes

Large Cap Growth Insights Fund	23,785,792.632	250,521.921	196,802.993	9,592,467.322

30

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Fund Expenses (Unaudited) — Period Ended December 31, 2019

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Infrastructure Fund
Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19		Expenses Paid for the 6 months ended 12/31/19*
Class A
Actual	$1,000.00	$1,074.22		$7.04
Hypothetical 5% return	1,000.00	1,018.41	+	6.85
Class C
Actual	1,000.00	1,071.14		10.96
Hypothetical 5% return	1,000.00	1,014.62	+	10.66
Institutional
Actual	1,000.00	1,076.52		5.23
Hypothetical 5% return	1,000.00	1,020.17	+	5.09
Investor
Actual	1,000.00	1,076.20		5.75
Hypothetical 5% return	1,000.00	1,019.66	+	5.60
Class P
Actual	1,000.00	1,076.78		5.18
Hypothethical 5% return	1,000.00	1,020.22	+	5.04
Class R
Actual	1,000.00	1,074.18		8.36
Hypothetical 5% return	1,000.00	1,017.14	+	8.13
Class R6
Actual	1,000.00	1,076.76		5.18
Hypothetical 5% return	1,000.00	1,020.22	+	5.04

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6

Global Infrastructure Fund	1.35%	2.10%	1.00%	1.10%	0.99%	1.60%	0.99%

31

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

32

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018- Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]

Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Fund’s Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

33

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Global Infrastructure Fund — Tax Information (Unaudited)

For the year ended December 31, 2019, 47.28% of the dividends paid from net investment company taxable income by the Global Infrastructure Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2019, 100% of the dividends paid from net investment company taxable income by the Global Infrastructure Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

34

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.69 trillion in assets under supervision as of December 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[7]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
[7]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed to the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush* Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado* James A. McNamara Roy W. Templin Gregory G. Weaver *Effective as of January 23, 2020	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The report concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2020 Goldman Sachs. All rights reserved. 192301-OTU-1141386 GBLINFRAAR-20

Goldman Sachs Funds

Annual Report	December 31, 2019

Real Estate Securities Funds
Global Real Estate Securities
International Real Estate Securities
Real Estate Securities

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Real Estate Securities Funds

∎	GLOBAL REAL ESTATE SECURITIES

∎	INTERNATIONAL REAL ESTATE SECURITIES

∎	REAL ESTATE SECURITIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs

Real Estate Securities Investment Process?

The Goldman Sachs Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies on an international or domestic basis, including real estate investment trusts (“REITs”) that offer daily liquidity and have historically strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.

We seek to purchase those companies that combine strong market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

∎	is a high quality portfolio that is strategically positioned for long-term growth potential
∎	is a result of bottom-up stock selection with a focus on long-term investing

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PORTFOLIO RESULTS

Goldman Sachs Global Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Global Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 22.47%, 21.60%, 22.91%, 22.79%, 22.98%, 22.10% and 22.97%, respectively. These returns compare to the 22.10% average annual total return of the Fund’s benchmark, the FTSE EPRA Nareit Developed Index (Net, USD, Unhedged) (the “FTSE Index”) during the same period.

Q	Which countries’ real estate markets most influenced the global real estate securities market as a whole during the Reporting Period?

A	The U.K., Singapore and Canada were the strongest performing markets, while Hong Kong, Australia and Japan were the weakest performing markets though still posting solid positive absolute returns.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund outperformed the FTSE Index during the Reporting Period. Stock selection contributed most positively, especially in continental Europe, Japan and the U.S. Having exposure to India, which is not a component of the FTSE Index but which outperformed the FTSE Index during the Reporting Period, added value as well. Such positive contributors were only partially offset by stock selection in Canada and Singapore, which detracted modestly. Having an allocation to cash, albeit modest, during a Reporting Period when the FTSE Index rallied dampened the Fund’s relative results most.

Subsector* allocation decisions overall had a modestly positive effect on relative results during the Reporting Period, attributable primarily to an underweight in retail, the weakest performing subsector in the FTSE Index during the Reporting Period, and an overweight to industrial, the strongest performing subsector in the FTSE Index during the Reporting Period. Country allocation as a whole detracted slightly from the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual holdings?

A	UNITE Group, an owner of student housing properties in the U.K., contributed most positively to the Fund’s relative results during the Reporting Period. The company has been growing organic rents and has a development pipeline that generates a strong double-digit percentage profit on cost. Additionally, during the Reporting Period, it acquired a large portfolio from Liberty Living, which, in our view, may be beneficial to its earnings in 2020 and beyond. At the end of the Reporting Period, we continued to view UNITE Group favorably, as it has incrementally deployed capital and has provided rather steady growth uncorrelated with the broader economy.

Mitsui Fudosan Logistics Park, a logistics Japanese real estate investment trust (“J-REIT”) sponsored by the largest Japanese diversified real estate developer, Mitsui Fudosan, was another top contributor to the Fund’s relative results during the Reporting Period. A new purchase for the Fund during the Reporting Period, its shares appreciated as the market regained confidence on the Japanese logistics market, which has been supported by strong e-commerce and third-party logistics demand despite historically high new supplies of logistics facilities. At the end of the Reporting Period, we believed Mitsui Fudosan Logistics Park could continue to acquire high quality logistics facilities from its sponsor. Furthermore, we expected distribution per unit growth to continue, driven by further property acquisitions and some rental growth. We also believed its shares were trading at a reasonable valuation at the end of the Reporting Period.

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PORTFOLIO RESULTS

Ascendas India Trust, a Singapore-listed business trust with exposure to industrial real estate and an out-of-benchmark position, also contributed positively to the Fund’s relative results during the Reporting Period. Its shares performed well after the company reported strong quarterly results. Ascendas India Trust benefited from strong underlying business momentum. Furthermore, the market reacted favorably after the company reported net property income growth of approximately 18% year over year. At the end of the Reporting Period, we remained constructive on Ascendas India Trust on the back of what we see as its management team’s excellent acquisition track record and a land bank with potential built-up area of approximately five million square feet on its books.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Sumitomo Realty & Development, a Japan-based diversified real estate landlord and developer, detracted most from the Fund’s results during the Reporting Period. While Japan’s real estate market fundamentals remained solid, supported by historically low Tokyo office vacancy rates and resilient condominium sales, the market focused on shareholder returns following Mitsubishi Estate’s surprising share buyback. As such, investors reacted negatively to Sumitomo Realty & Development’s strategy of investing in Tokyo offices rather than announcing share buybacks. At the end of the Reporting Period, we believed Sumitomo Realty & Development offered solid office completion pipelines with rather stable progress on its pre-leases of tenants, which we felt could help to support earnings growth going forward.

CK Asset Holdings, a diversified property developer in Hong Kong, also detracted from the Fund’s relative performance during the Reporting Period. Shares of the company were challenged due to the volatile Hong Kong market, as a result of a series of pro-democratic demonstrations that had an impact on business confidence. Despite the political and economic challenges in Hong Kong, we continued, at the end of the Reporting Period, to believe CK Asset Holdings offered an overall attractive valuation on the back of what we saw as a strong balance sheet.

Simon Property Group, an owner and operator of U.S. retail real estate properties, detracted from the Fund’s relative performance as well. Despite leasing spreads accelerating during the first quarter of 2019, the market reacted to the company’s reported first quarter 2019 same-store net operating income, which was lower than it expected. Even with funds from operations growth during the second quarter of 2019, the market reacted to the company’s reported second quarter of 2019 earnings, which were similarly lower than it expected. At the end of the Reporting Period, we retained our favorable view of Simon Property Group and believed the company maintains a top-tier portfolio of assets as well as one of the strongest balance sheets relative to its peers. We also believed its management team was a great capital allocator and had the potential to generate high cash flow growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in Goodman Group, an Australian integrated property group specializing in industrial property ownership, fund management, property development and project/development management. We view Goodman Group favorably because of its end-market exposure and what we view as its strong fund management franchise and robust development pipeline, which could, in our opinion, continue to drive better than peer returns on equity. Further, in our view, structural tailwinds from e-commerce, retailers and third-party logistics, or 3PLs, along with a low interest rate environment, leave Goodman Group well placed to deliver solid growth over the medium term. (A 3PL is a link in the supply chain brands use to outsource part or all of a business’ distribution and fulfillment services.) We consider the business to be well run with good long-term growth prospects and a clearly-defined strategy.

During the Reporting Period, we established a Fund position in Invitation Homes, an owner and operator of single-family rental homes across America. In our view, the industry is attractive given strong demand to rent in the single-family home market. Additionally, we are pleased with the company’s expense management and its realizing of synergies from a large merger in late 2017.

Conversely, we exited the Fund’s position in GPT Group, a diversified Australian REIT owning retail, office and industrial properties, due to concerns around the regional mall space. Additionally, GPT Group delivered its worst retail sales results since 2001 during the Reporting Period, and we believe the company’s assets may be impacted by competition and ongoing remixing. Lastly, approximately

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PORTFOLIO RESULTS

$1 billion (Australian dollars) of development opportunities first highlighted in 2016-17 seem to be longer-dated than first thought. Ultimately, we decided to eliminate the Fund’s position and allocate to higher conviction investments.

We sold the Fund’s position in Green REIT, a property investment company headquartered in Ireland. Its shares declined modestly amidst ongoing uncertainty after the company announced that, following a strategic review of its business, it would be selling either the company or part of its assets due to what its management believed to be a disparity between the value of its portfolio and Green REIT’s share price. Ultimately, the company was bought and taken private.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, the Fund’s exposure to Australia, continental Europe and Singapore increased relative to the FTSE Index and its exposure to the U.S. decreased relative to the FTSE Index during the Reporting Period. The Fund’s position in cash decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a region/country perspective,* the Fund was overweighted relative to the FTSE Index in continental Europe, underweighted relative to the FTSE Index in the U.S., and rather neutrally weighted compared to the FTSE Index in the other constituent regions/countries of the FTSE Index at the end of December 2019. The Fund also had exposure to India at the end of the Reporting Period, which is not a component of the FTSE Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed international REITs could continue to generate positive returns from an industry fundamental perspective, given what we saw as robust demand and improving sentiment across most subsectors and geographies. Reported Gross Domestic Product in countries, such as Japan and Germany, surpassed estimates toward the end of the Reporting Period, while trade and consumption in continental Europe, the U.K. and China stayed strong and were improving. Furthermore, business spending and sentiment were picking up across subsectors, including financials, hospitality and information technology, in the absence of wage pressures. We viewed these trends as indications of ongoing growth in demand for real estate space. Anticipating an eventual interest rate hike, most international REITs have also locked in low-cost debt funding whenever available and have generally maintained strong balance sheets in the wake of the 2008-2009 financial recession. Despite some rise of both the short- and long-term ends of the rate curves for a few major countries, we observed the funding environment for REITs as open and inexpensive relative to the outlook of the long-term cash yield from REITs’ underlying assets. In our view, the favorable environment we saw at the end of the Reporting Period may enable REITs to deploy more capital toward high quality projects to drive opportunities for potential future growth.

As for the U.S. real estate market, we maintained a constructive outlook for U.S. REITs overall at the end of the Reporting Period for several reasons. First, despite being late in the real estate cycle, we believed fundamentals remained generally healthy, with limited new supply and stable or improving demand. Second, we felt the macro backdrop for REITs had improved with a moderating economic growth outlook and interest rate concerns reversing. This improved backdrop may be, in our view, a positive for financing costs, which, in turn, may translate to increased flows from equity investors seeking defense, yield and potentially better returns. Third, in our opinion, the dividend sustainability potential of REITs is high, and the quality of REITs’ growth has improved. Fourth, increased merger and acquisition activity should provide additional support to the sector, as record levels of private capital may translate to price discovery in listed markets. Finally, we believed valuations of most REITs remained attractive despite fourth quarter 2019 moves. In our view, REIT valuations at the end of the Reporting Period were generally cheap relative to those of bonds, equities and private real estate properties.

Against this backdrop, we believe U.S. REIT returns may fall somewhere between those of equities and fixed income over the long term given that U.S. REITs offer some equity-like attributes, such as the ability to grow, and some fixed income-like attributes, such as attractive yield. As we begin a new year, we believe U.S. REITs may offer solid returns that

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PORTFOLIO RESULTS

outperform both fixed income and equities, especially cyclical equities, given moderating interest rate and economic growth market expectations. We believe such U.S. REIT returns will be comprised of dividend yield and growth (factoring in no multiple expansion), with the potential for upside from merger and acquisition activity.

Overall, we believe global REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe opportunities abound, as various property subsectors and geographies could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

*	Sector and subsector allocations throughout this shareholder report are defined by GSAM and may differ from sector and subsector allocations used by the FTSE Index.

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FUND BASICS

Global Real Estate Securities Fund

as of December 31, 2019

TOP TEN HOLDINGS AS OF 12/31/19[1]

Holding	% of Net Assets	Subsectors	Country

Prologis, Inc. (REIT)	4.1%	Industrial	United States
Simon Property Group, Inc. (REIT)	3.4	Retail	United States
AvalonBay Communities, Inc. (REIT)	3.1	Residential	United States
Vonovia SE	2.8	Diversified	Germany
Equity Residential (REIT)	2.8	Real Estate Development	United States
Mitsubishi Estate Co. Ltd.	2.5	Residential	Japan
CK Asset Holdings Ltd.	2.5	Diversified	Hong Kong
Healthpeak Properties, Inc. (REIT)	2.1	Real Estate Operating Companies	United States
Link REIT (REIT)	2.1	Health Care	Hong Kong
Alexandria Real Estate Equities, Inc. (REIT)	2.0	Health Care	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK COUNTRY ALLOCATION[2]

As of December 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each country reflects the value of investments in that country as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2019

The following graph shows the value as of December 31, 2019, of a $1,000,000 investment made on August 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA Nareit Developed Index (Net, USD, Unhedged) (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Real Estate Securities Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from August 31, 2015 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Three Years	Since Inception
Class A (Commenced August 31, 2015)
Excluding sales charges	22.47%	7.78%	6.87%
Including sales charges	15.73%	5.79%	5.49%

Class C (Commenced August 31, 2015)
Excluding contingent deferred sales charges	21.60%	7.01%	6.10%
Including contingent deferred sales charges	20.37%	7.01%	6.10%

Institutional (Commenced August 31, 2015)	22.91%	8.20%	7.30%

Investor (Commenced August 31, 2015)	22.79%	8.08%	7.15%

Class P (Commenced April 17, 2018)	22.98%	N/A	11.08%

Class R (Commenced August 31, 2015)	22.10%	7.52%	6.62%

Class R6 (Commenced August 31, 2015)	22.97%	8.21%	7.32%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 20.38%, 19.38%, 20.86%, 20.71%, 20.72% and 21.05%, respectively. These returns compare to the 20.96% average annual total return of the Fund’s benchmark, the FTSE EPRA Nareit Developed ex-US Real Estate Index (Net, USD, Unhedged) (the “Real Estate Index”) during the same period.

Q	Which countries’ real estate markets most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, underperformed the U.S. real estate securities market, as measured by the Wilshire U.S. Real Estate Securities Index (with dividends reinvested), by nearly five percentage points, and underperformed the broad international equity market, as measured by the MSCI EAFE® Index, by just more than one percentage point.

The Real Estate Index returned a robust 13.54% in the first quarter of 2019. Hong Kong and Canada were the top performing countries during the quarter, and no countries posted negative returns. The Hong Kong property market, inclusive of housing and non-housing sectors, saw positive purchase and rental transactions during the quarter.

The Real Estate Index returned -0.58% during the second quarter of 2019. Singapore and Australia were the best performing markets, while the U.K. and Hong Kong generated negative returns. The Singapore real estate market benefited from a decrease in the 10-year Singapore government securities yield. The U.K. real estate market was challenged by poor performance in the retail subsector.

The Real Estate Index returned 1.51% during the third quarter of 2019. Japan and Canada were the best performing markets, while Hong Kong and Australia generated negative returns. The Japanese real estate market benefited from an increase in land prices, while the Hong Kong real estate market underperformed the Real Estate Index due to ongoing political and economic challenges.

The Real Estate Index rallied in the fourth quarter of 2019 with a return of 5.56%. During the quarter, the U.K. and continental Europe were the best performing markets. Japan was the only real estate market in the Real Estate Index to generate a negative return.

For the Reporting Period overall, the U.K. and Singapore were the best performing markets. Hong Kong posted a positive return but was by far the weakest performing market during the Reporting Period, followed at some distance by Australia.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund either outperformed or only slightly underperformed the Real Estate Index on a relative basis during the Reporting Period. Stock selection contributed most positively to the Fund’s relative results, especially in continental Europe and the U.K. Only partially offsetting these positive contributors was stock selection in Canada and Japan, which detracted from the Fund’s relative results.

From a subsector perspective, allocation decisions overall contributed most positively. Having an underweighted allocation to retail, which was the second-weakest subsector in the Real Estate Index during the Reporting Period, and having an overweighted allocation to self-storage, which was the strongest subsector in the Real Estate Index during the Reporting Period, added particular relative value. Stock

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PORTFOLIO RESULTS

selection in the residential and office subsectors also contributed positively. Only partially offsetting these positive contributors was stock selection in the industrial, diversified and health care subsectors, which detracted. Having a position in cash during a Reporting Period when the Real Estate Index rallied also dampened results.

Country allocation overall detracted. Having an out-of-benchmark exposure to India, which significantly outperformed the Real Estate Index during the Reporting Period, helped. However, having an underweight to Singapore, one of the top performing markets in the Real Estate Index during the Reporting Period, hurt.

Q	What were some of the Fund’s best-performing individual holdings?

A	UNITE Group, an owner of student housing properties in the U.K., contributed most positively to the Fund’s relative results during the Reporting Period. The company has been growing organic rents and has a development pipeline that generates a strong double-digit percentage profit on cost. Additionally, during the Reporting Period, it acquired a large portfolio from Liberty Living, which, in our view, may be beneficial to its earnings in 2020 and beyond. At the end of the Reporting Period, we continued to view UNITE Group favorably, as it has incrementally deployed capital and has provided rather steady growth uncorrelated with the broader economy.

Ascendas India Trust, a Singapore-listed business trust with exposure to industrial real estate and an out-of-benchmark position, also contributed positively to the Fund’s relative results during the Reporting Period. Its shares performed well after the company reported strong quarterly results. Ascendas India Trust benefited from strong underlying business momentum. Furthermore, the market reacted favorably after the company reported net property income growth of approximately 18% year over year. At the end of the Reporting Period, we remained constructive on Ascendas India Trust on the back of what we see as its management team’s excellent acquisition track record and a land bank with potential built-up area of approximately five million square feet on its books.

Big Yellow Group, a leading self-storage provider in the U.K., was another top positive contributor to the Fund’s returns during the Reporting Period. The company benefited from high brand recognition and was consistently ranked at the top of organic online searches for storage needs in the U.K. The U.K. self-storage market is supply-constrained, with restrictive planning keeping a lid on new space creation. This allows Big Yellow Group to price up every year, and with its dynamic pricing systems, we believe it can continue to generate strong rental growth. At the end of the Reporting Period, we remained favorable on the company, as it may supplement its growth, we believe, with selective and accretive developments.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	A new purchase for the Fund during the Reporting Period, Goodman Group, an Australian integrated property group specializing in industrial property ownership, fund management, property development and project/development management, was the top detractor from the Fund’s relative results during the Reporting Period but did so given the Fund’s underweighted position in the strongly performing stock for much of the Reporting Period. Goodman Group guided during the Reporting Period for strong data center and storage demand, underpinning its assets under management growth for the medium term. Additionally, the company indicated that demand for logistics assets remained solid, while it continued to observe compression between prime and secondary industrial capitalization rates. (The capitalization rate (also known as cap rate) is used in the world of commercial real estate to indicate the rate of return that is expected to be generated on a real estate investment property.) At the end of the Reporting Period, we remained constructive on Goodman Group due to its end-market exposure and what we viewed as its strong fund management franchise and robust development pipeline, which could, in our opinion, continue to drive better than peer return on equity. During the second half of the Reporting Period, we increased the Fund’s position in Goodman Group.

Sumitomo Realty & Development, a Japan-based diversified real estate landlord and developer, also detracted from the Fund’s results during the Reporting Period. While Japan’s real estate market fundamentals remained solid, supported by historically low Tokyo office vacancy rates and resilient condominium sales, the market focused on shareholder returns following Mitsubishi Estate’s surprising share buyback. As such, investors reacted negatively to Sumitomo Realty & Development’s strategy of investing in Tokyo offices rather than announcing share buybacks. At the end of the Reporting Period, we believed Sumitomo Realty & Development offered solid office completion pipelines with rather stable progress on its pre-leases of tenants, which we felt could help to support earnings growth going forward.

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PORTFOLIO RESULTS

CK Asset Holdings, a diversified property developer in Hong Kong, also detracted from the Fund’s relative performance during the Reporting Period. Shares of the company were challenged due to the volatile Hong Kong market, as a result of a series of pro-democratic demonstrations that had an impact on business confidence. Despite the political and economic challenges in Hong Kong, we continued, at the end of the Reporting Period, to believe CK Asset Holdings offered an overall attractive valuation on the back of what we saw as a strong balance sheet.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Goodman Group, already mentioned, we established a Fund position in CapitaLand, a Singapore-listed developer with exposure to China residential properties, shopping malls in China and Singapore, the lodging subsector, and fund management. We were constructive at the time of purchase on the company’s then-recently announced proposed acquisition of Ascendas-Singbridge Group, which, in our view, positions the company well to recycle capital through listed real estate investment trusts (“REITs”) and private vehicles and to sustain a stable return on earnings going forward. Furthermore, we believe CapitaLand’s share price may re-rate with this deal, as the company has had a slow track record in deploying capital in the past. (When the market changes its view of a company sufficiently to make calculation ratios, such as its price/earnings ratio, substantially higher or lower, this is a re-rating.)

Conversely, we exited the Fund’s position in Green REIT, a property investment company headquartered in Ireland. Its shares declined modestly amidst ongoing uncertainty after the company announced that, following a strategic review of its business, it would be selling either the company or part of its assets due to what its management believed to be a disparity between the value of its portfolio and Green REIT’s share price. Ultimately, the company was bought and taken private.

We sold the Fund’s position in Daiwa House REIT, a Japanese diversified REIT managing logistics, residential and retail properties, supported by the homebuilder Daiwa House. In our view, Daiwa House REIT’s shares were trading at relatively attractive valuations, but the market reacted negatively to its announcement of much-anticipated equity offerings in February, and, as such, we decided to eliminate the Fund’s exposure to the REIT and invest in higher conviction Japanese REITs.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to Australia and Singapore increased relative to the Real Estate Index. The Fund’s position in cash decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a region/country perspective,* the Fund was underweighted relative to the Real Estate Index in Singapore and was rather neutrally weighted to the remaining regions/countries of the Real Estate Index at the end of December 2019. The Fund also had an out-of-benchmark exposure to India at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we believed international REITs could continue to generate positive returns from an industry fundamental perspective, given what we saw as robust demand and improving sentiment across most subsectors and geographies. Reported Gross Domestic Product in countries, such as Japan and Germany, surpassed estimates toward the end of the Reporting Period, while trade and consumption in continental Europe, the U.K. and China stayed strong and were improving. Furthermore, business spending and sentiment were picking up across subsectors, including financials, hospitality and information technology, in the absence of wage pressures. We viewed these trends as indications of ongoing growth in demand for real estate space. Anticipating an eventual interest rate hike, most international REITs have also locked in low-cost debt funding whenever available and have generally maintained

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PORTFOLIO RESULTS

strong balance sheets in the wake of the 2008-2009 financial recession. Despite some rise of both the short- and long-term ends of the rate curves for a few major countries, we observed the funding environment for REITs as open and inexpensive relative to the outlook of the long-term cash yield from REITs’ underlying assets. In our view, the favorable environment we saw at the end of the Reporting Period may enable REITs to deploy more capital toward high quality projects to drive opportunities for potential future growth.

Overall, we believe international REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe opportunities abound, as various property subsectors and geographies could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

*	Sector and subsector allocations are defined by GSAM and may differ from sector and subsector allocations used by the Real Estate Index.

11

FUND BASICS

International Real Estate Securities Fund

as of December 31, 2019

TOP TEN HOLDINGS AS OF 12/31/19[1]

Holding	% of Net Assets	Line of Business	Country

Vonovia SE	8.3%	Real Estate Operating Companies	Germany
Mitsubishi Estate Co. Ltd.	5.8	Diversified	Japan
CK Asset Holdings Ltd.	5.0	Real Estate Development	Hong Kong
Sun Hung Kai Properties Ltd.	4.6	Diversified	Hong Kong
Sumitomo Realty & Development Co. Ltd.	4.3	Diversified	Japan
Link REIT (REIT)	3.7	Retail	Hong Kong
Goodman Group (REIT)	3.2	Industrial	Australia
UNITE Group plc (The) (REIT)	3.1	Residential	United Kingdom
Invincible Investment Corp. (REIT)	2.9	Hotel	Japan
Derwent London plc (REIT)	2.8	Office	United Kingdom

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK COUNTRY ALLOCATION[2]

As of December 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The graph categorizes investments’ country of domicile as reported by Bloomberg; however, the country/grouping classifications used by the portfolio management team may differ from Bloomberg. The percentage shown for each country reflects the value of investments in that category as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2019

The following graph shows the value as of December 31, 2019, of a $1,000,000 investment made on January 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA Nareit Developed Ex US Real Estate Index (Net, USD, Unhedged) (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Real Estate Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	20.38%	4.79%	5.74%	—
Including sales charges	13.83%	3.62%	5.14%	—

Class C				—
Excluding contingent deferred sales charges	19.38%	4.00%	4.96%	—
Including contingent deferred sales charges	18.32%	4.00%	4.96%	—

Institutional	20.86%	5.24%	6.16%	—

Investor	20.71%	5.06%	6.02%	—

Class P (Commenced April 17, 2018)	20.72%	N/A	N/A	6.03%

Class R6 (Commenced July 31, 2015)	21.05%	N/A	N/A	5.18%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

13

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 25.49%, 24.62%, 26.01%, 25.40%, 25.84%, 26.04%, 25.14% and 26.02%, respectively. These returns compare to the 25.73% average annual total return of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	The U.S. real estate securities market, as represented by the Wilshire Index, posted robust double-digit positive absolute returns during the Reporting Period that only moderately lagged the broad U.S. equity market, as represented by the S&P 500® Index, which returned 31.49% for the same period.

For the first quarter of 2019, the Wilshire Index increased a robust 16.06%. Real estate investment trusts (“REITs”) benefited, as investors largely accepted a modest slowdown in global economic growth as well as lowered consensus expectations of a recession in the near term. While all REIT subsectors in the Wilshire Index posted positive returns in the first calendar quarter, industrial and technology REITs were the top performers, while self-storage and health care were the weakest subsectors. Industrial REITs appreciated due to strong fourth quarter 2018 earnings results and favorable 2019 guidance, while health care REITs underperformed the Wilshire Index due to the subsector’s defensive nature during a period when the broad U.S. equity market rallied as well as on concerns around a supply/demand imbalance in senior housing.

The Wilshire Index increased a more modest 1.62% during the second quarter of 2019. The single family, industrial and data center subsectors led the way, while malls, lodging and office subsectors proved laggards. Industrial REITs benefited from a solid first quarter 2019 earnings season and from secular demand trends to improve logistic facilities as a result of ongoing e-commerce trends. On the other hand, malls struggled as a result of store closures and bankruptcy announcements as well as challenging first quarter net operating income results.

During the third quarter of 2019, the Wilshire Index returned 7.80%. REITs benefited during the quarter as investors largely accepted a modest slowdown in global economic growth as well as speculation of a potentially more severe trade dispute. Technology, triple net and health care REITs were the top performing subsectors, while hotel and retail underperformed. Technology REITs appreciated on solid international leasing demand and increased merger and acquisition chatter, while hotel REITs were weaker due to the lowered guidance across the subsector and declining revenue per available room. (Triple net properties are typically single-tenant retail properties leased to tenants with high credit ratings on “net, net, net” terms, meaning the tenant is responsible for real estate taxes, insurance, and all maintenance.)

The Wilshire Index then saw a downturn, returning -1.07% for the fourth quarter of 2019. REITs had outperformed the broader U.S. equity market through the third quarter of 2019, but then lagged significantly in the fourth quarter as investors shifted out of traditionally defensive sectors in favor of more economically-sensitive, cyclical sectors. Importantly, REITs experienced significantly less earnings volatility than the broader U.S. equity market throughout 2019. For the quarter, self-storage, health care and regional mall REITs underperformed the Index most, while office, specialty and industrial REITs outperformed the Index most.

14

PORTFOLIO RESULTS

For the Reporting Period overall, all subsectors of the Wilshire Index experienced positive returns, with industrial REITs leading the way on strong fundamentals. Technology, residential, triple net and office REITs also posted robust double-digit gains for the Reporting Period. The retail subsector was weakest, suffering from accelerating bankruptcies, declining 2020 earnings expectations and increasing valuation uncertainty. Self-storage, hotel and health care REITs posted double-digit positive returns but also lagged the Wilshire Index during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund either outperformed or only slightly underperformed the Wilshire Index during the Reporting Period, as both stock selection and allocation decisions overall added value. Contributing most positively to the Fund’s relative results was effective individual stock selection and allocation positioning in the office, hotel and technology subsectors. Having an underweight to retail, the weakest subsector in the Wilshire Index during the Reporting Period, also boosted relative results. Partially offsetting these positive contributors was weak stock selection in the retail and residential subsectors. Having a position in cash during a period when the Wilshire Index rallied dampened the Fund’s relative results as well.

Q	What were some of the Fund’s best-performing individual holdings?

A	Prologis, a global leader in logistics real estate, was the strongest positive contributor to the Fund’s performance during the Reporting Period. Its stock performed well during the Reporting Period, as the company substantially outperformed consensus earnings expectations due to record rent increases and significant earnings from its strategic capital business. We, like many investors, were also pleased with Prologis’ acquisition of Industrial Property Trust and its accretive merger with Liberty Property Trust, which we feel may result in $55 to $65 million of synergies. At the end of the Reporting Period, we continued to view Prologis as a high quality company and believed it may benefit going forward from ongoing innovation.

Alexandria Real Estate Equities, an urban office REIT with an Environmental, Social and Governance (“ESG”) focus, was also a top contributor to Fund returns during the Reporting Period. Shares of the company benefited from strong leasing activity and rental rate growth over expiring rates on renewed and re-leased space. Its returns especially benefited in the third quarter of 2019 from net operating income growth and increased guidance for full-year 2019. At the end of the Reporting Period, we considered the company to be well positioned to deliver organic and external growth.

Digital Realty Trust, a leading global provider of data center, colocation and interconnection solutions, also contributed positively to the Fund’s results during the Reporting Period. Shares of the company benefited from its announced merger with Interxion Holding, a Europe-based cloud-neutral colocation data center. Although initially dilutive, we expect this deal to increase the company’s growth in Europe and create long-term synergies. The company also performed well during the Reporting Period, following the trend of other data center REITs and the broader U.S. equity market. We began to view Digital Realty Trust as expensive given its low growth versus its peers and significant exposure to northern Virginia, where a large amount of new competition is negatively impacting pricing. Ultimately, we opted to exit the position, taking profits, and allocate the capital to fund higher conviction ideas.

Q	What were some of the Fund’s weakest-performing individual holdings?

A	Equinix, a data center provider, was the top detractor from the Fund’s results during the Reporting Period. While the company performed well, Equinix detracted given the Fund’s underweight position in the company. Its shares appreciated in the first three quarters of the 2019 calendar year, driven by favorable quarterly earnings reports. We were also pleased with the company’s ESG initiatives, and the company was awarded the Environmental Protection Agency’s Green Power Leadership Award for a third consecutive year. At the end of the Reporting Period, we remained encouraged by Equinix’s strong bookings across the Americas, Europe, Middle East and Africa region and Asia-Pacific, and believed the company may well continue to benefit from its attractive portfolio of assets and strong demand growth at the subsector level.

Simon Property Group, an owner and operator of U.S. retail real estate properties, detracted from the Fund’s relative performance as well. Despite leasing spreads accelerating during the first quarter of 2019, the market reacted to the company’s reported first quarter 2019 same-store net operating income, which was lower than it expected. Even with funds from operations growth during the second quarter of 2019, the market reacted to the company’s reported second quarter of 2019 earnings, which were similarly lower than it expected. At the end of the Reporting Period, we

15

PORTFOLIO RESULTS

retained our favorable view of Simon Property Group and believed the company maintains a top-tier portfolio of assets as well as one of the strongest balance sheets relative to its peers. We also believed its management team was a great capital allocator and had the potential to generate high cash flow growth.

SL Green Realty, an office building and shopping center REIT primarily invested in New York City, also detracted from the Fund’s returns during the Reporting Period. We bought and sold this position for the Fund in 2019, capturing a loss despite the company’s positive 2019 performance. We eliminated the Fund’s position a few days prior to the release of its third quarter 2019 earnings results, wherein the company reported higher than consensus expected earnings. We had been discouraged by growing tenant re-locations and what we viewed as uninspiring Manhattan office and retail fundamentals. Additionally, we found the local political environment and the state and local tax reform challenging for office landlords in New York City.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used forward contracts to reduce currency risk. This had a modestly positive effect on the Fund’s performance.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in Invitation Homes, an owner and operator of single-family rental homes across America. In our view, the industry is attractive given strong demand to rent in the single-family home market. Additionally, we are pleased with the company’s expense management and its realizing of synergies from a large merger in late 2017.

During the Reporting Period, we initiated a Fund position in Interxion Holding, a data center company located in Europe. The company performed well relative to U.S. data center companies due to faster demand growth and relatively less supply given that Europe is a less mature data center market. We found the company to be a likely merger and acquisition candidate based on its relatively small size with favorable market exposure. Indeed, as mentioned earlier, toward the end of 2019, Digital Realty Trust announced it will acquire Interxion Holding in an all-stock deal.

Conversely, in addition to the sales mentioned earlier, we eliminated the Fund’s position in Vornado Realty Trust, an owner of office and retail properties. We sold the Fund’s position in January 2019 due to investor worries around softness in the New York City market, as rental growth and absorption rates in the area became a point of concern amidst increasing supply pressures. The Fund’s underweight position relative to the Wilshire Index positively contributed to its relative returns during the Reporting Period.

We exited the Fund’s position in SITE Centers, a shopping center REIT. Shares of the company rose rather steadily during the Reporting Period, driven by favorable quarterly earnings. As a result, its shares reached our price target, and so we sold the position to transition capital to what we considered to be higher risk/reward opportunities.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the industrial, residential and technology subsectors increased relative to the Wilshire Index and its exposure to the health care, office and retail subsectors decreased relative to the Wilshire Index. We also established a position in the triple net subsector during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had underweighted exposure compared to the Wilshire Index in the retail and health care subsectors and was rather neutrally weighted in the remaining subsectors of the Wilshire Index at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we maintained a constructive outlook for U.S. REITs overall for several reasons. First, despite being late in the real estate cycle, we believed fundamentals remained generally healthy, with limited new supply and stable or improving demand. Second, we felt the

16

PORTFOLIO RESULTS

macro backdrop for REITs had improved with a moderating economic growth outlook and interest rate concerns reversing. This improved backdrop may be, in our view, a positive for financing costs, which, in turn, may translate to increased flows from equity investors seeking defense, yield and potentially better returns. Third, in our opinion, the dividend sustainability potential of REITs is high, and the quality of REITs’ growth has improved. Fourth, increased merger and acquisition activity should provide additional support to the sector, as record levels of private capital may translate to price discovery in listed markets. Finally, we believed valuations of most REITs remained attractive despite fourth quarter moves. In our view, REIT valuations at the end of the Reporting Period were generally cheap relative to those of bonds, equities and private real estate properties.

Against this backdrop, we believe U.S. REIT returns may fall somewhere between those of equities and fixed income over the long term given that U.S. REITs offer some equity-like attributes, such as the ability to grow, and some fixed income-like attributes, such as attractive yield. As we begin a new year, we believe U.S. REITs may offer solid returns that outperform both fixed income and equities, especially cyclical equities, given moderating interest rate and economic growth market expectations. We believe such U.S. REIT returns will be comprised of dividend yield and growth (factoring in no multiple expansion), with the potential for upside from merger and acquisition activity.

*	Sector and subsector allocations are defined by GSAM and may differ from sector and subsector allocations used by the Wilshire Index.

17

FUND BASICS

Real Estate Securities Fund

as of December 31, 2019

TOP TEN HOLDINGS AS OF 12/31/19[1]

Holding	% of Net Assets	Subsectors

Prologis, Inc. (REIT)	9.1%	Industrial
Equinix, Inc. (REIT)	6.7	Specialized
Simon Property Group, Inc. (REIT)	6.3	Retail
AvalonBay Communities, Inc. (REIT)	6.0	Residential
Equity Residential (REIT)	5.7	Residential
Alexandria Real Estate Equities, Inc. (REIT)	4.4	Office
Healthpeak Properties, Inc. (REIT)	3.6	Health Care
Welltower, Inc. (REIT)	3.4	Health Care
Duke Realty Corp. (REIT)	3.3	Industrial
Boston Properties, Inc. (REIT)	3.1	Office

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of December 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2019

The following graph shows the value as of December 31, 2019, of a $1,000,000 investment made on January 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	25.49%	5.67%	10.95%	—
Including sales charges	18.62%	4.49%	10.32%	—

Class C				—
Excluding contingent deferred sales charges	24.62%	4.89%	10.13%	—
Including contingent deferred sales charges	23.43%	4.89%	10.13%	—

Institutional	26.01%	6.11%	11.41%	—

Service	25.40%	5.56%	10.83%	—

Investor	25.84%	5.96%	11.23%	—

Class P (Commenced April 17, 2018)	26.04%	N/A	N/A	15.41%

Class R	25.14%	5.41%	10.68%	—

Class R6 (Commenced July 31, 2015)	26.02%	N/A	N/A	6.95%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

19

FUND BASICS

Index Definitions:

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses.

The FTSE EPRA Nareit Developed Index (Net, USD, Unhedged) is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs).

The FTSE EPRA Nareit Developed Ex US Real Estate Index (Net, USD, Unhedged) is a subset of the FTSE EPRA Nareit Developed Index and is designed to track the performance of listed real estate companies and REITS. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs).

The Wilshire U.S. Real Estate Securities Index is an unmanaged market capitalization weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses.

It is not possible to invest directly in an index.

20

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 96.9%
Australia – 4.3%
792,652	Centuria Industrial REIT (REIT) (Industrial)	$1,858,143
495,403	Goodman Group (REIT) (Industrial)	4,655,396
1,723,460	Mirvac Group (REIT) (Diversified)	3,857,617

		10,371,156

Belgium – 0.8%
9,935	Warehouses De Pauw CVA (REIT) (Industrial)	1,807,571

Canada – 3.2%
20,284	Allied Properties REIT (REIT) (Office)	813,360
63,160	Canadian Apartment Properties REIT (REIT) (Residential)	2,578,346
239,187	Chartwell Retirement Residences (Health Care)	2,560,317
173,102	Summit Industrial Income REIT (REIT) (Industrial)	1,607,647

		7,559,670

France – 2.8%
24,658	Gecina SA (REIT) (Diversified)	4,414,357
62,077	Klepierre SA (REIT) (Retail)	2,361,654

		6,776,011

Germany – 4.5%
149,012	alstria office REIT-AG (REIT) (Office)	2,799,708
47,621	Instone Real Estate Group AG (Real Estate Development)*(a)	1,177,833
124,820	Vonovia SE (Real Estate Operating Companies)	6,704,003

		10,681,544

Hong Kong – 6.1%
821,500	CK Asset Holdings Ltd. (Real Estate Development)	5,928,129
470,500	Link REIT (REIT) (Retail)	4,984,467
236,000	Sun Hung Kai Properties Ltd. (Diversified)	3,614,312

		14,526,908

Ireland – 1.2%
195,908	Dalata Hotel Group plc (Hotel)	1,131,712
1,141,909	Hibernia REIT plc (REIT) (Office)	1,806,040

		2,937,752

Japan – 11.8%
458	Activia Properties, Inc. (REIT) (Diversified)	2,295,278
1,839	GLP J-REIT (REIT) (Industrial)	2,283,200
6,203	Invincible Investment Corp. (REIT) (Hotel)	3,533,806
1,980	Japan Rental Housing Investments, Inc. (REIT) (Residential)	1,937,085

Common Stocks – (continued)
Japan – (continued)
39,500	Kyoritsu Maintenance Co. Ltd. (Hotel)	1,870,665
313,800	Mitsubishi Estate Co. Ltd. (Diversified)	6,004,525
686	Mitsui Fudosan Logistics Park, Inc. (REIT) (Industrial)	3,046,293
2,058	Sankei Real Estate, Inc. (REIT) (Office)	2,417,931
137,100	Sumitomo Realty & Development Co. Ltd. (Diversified)	4,783,350

		28,172,133

Norway – 1.1%
162,765	Entra ASA (Real Estate Operating Companies)(a)	2,690,805

Singapore – 3.7%
2,707,900	Ascendas India Trust (REIT) (Real Estate Operating Companies)	3,120,744
330,000	Ascendas REIT (REIT) (Industrial)	729,087
1,371,000	CapitaLand Ltd. (Diversified)	3,825,800
615,300	CapitaLand Mall Trust (REIT) (Retail)	1,126,346

		8,801,977

Spain – 1.9%
51,975	Aedas Homes SAU (Real Estate Development)*(a)	1,250,542
230,172	Merlin Properties Socimi SA (REIT) (Diversified)	3,308,344

		4,558,886

Sweden – 1.5%
154,898	Castellum AB (Real Estate Operating Companies)	3,638,297

United Kingdom – 4.6%
195,668	Big Yellow Group plc (REIT) (Specialized)	3,107,722
1,179,004	Tritax Big Box REIT plc (REIT) (Industrial)	2,326,610
1,851,523	Tritax EuroBox plc (Diversified)(a)	2,305,307
198,336	UNITE Group plc (The) (REIT) (Residential)	3,310,220

		11,049,859

United States – 49.4%
29,676	Alexandria Real Estate Equities, Inc. (REIT) (Office)	4,795,048
34,753	AvalonBay Communities, Inc. (REIT) (Residential)	7,287,704
29,021	Boston Properties, Inc. (REIT) (Office)	4,000,835
42,573	Camden Property Trust (REIT) (Residential)	4,516,995
15,375	Crown Castle International Corp. (REIT) (Specialized)	2,185,556
67,322	Cushman & Wakefield plc (Real Estate Services)*	1,376,062

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
39,464	CyrusOne, Inc. (REIT) (Specialized)	$2,582,130
53,975	Douglas Emmett, Inc. (REIT) (Office)	2,369,503
107,598	Duke Realty Corp. (REIT) (Industrial)	3,730,423
2,094	Equinix, Inc. (REIT) (Specialized)	1,222,268
43,843	Equity LifeStyle Properties, Inc. (REIT) (Residential)	3,086,109
82,355	Equity Residential (REIT) (Residential)	6,664,167
13,630	Essex Property Trust, Inc. (REIT) (Residential)	4,100,722
28,618	Extra Space Storage, Inc. (REIT) (Specialized)	3,022,633
19,337	Federal Realty Investment Trust (REIT) (Retail)	2,489,252
71,432	Healthcare Realty Trust, Inc. (REIT) (Health Care)	2,383,686
147,528	Healthpeak Properties, Inc. (REIT) (Health Care)	5,085,290
118,459	Host Hotels & Resorts, Inc. (REIT) (Hotel)	2,197,414
64,812	Hudson Pacific Properties, Inc. (REIT) (Office)	2,440,172
142,771	Invitation Homes, Inc. (REIT) (Residential)	4,278,847
28,916	Kilroy Realty Corp. (REIT) (Office)	2,426,052
21,506	Life Storage, Inc. (REIT) (Specialized)	2,328,670
53,074	Mack-Cali Realty Corp. (REIT) (Office)	1,227,602
50,902	Pebblebrook Hotel Trust (REIT) (Hotel)	1,364,683
109,953	Prologis, Inc. (REIT) (Industrial)	9,801,210
11,682	Public Storage (REIT) (Specialized)	2,487,799
31,742	Realty Income Corp. (REIT) (Retail)	2,337,163
34,754	Regency Centers Corp. (REIT) (Retail)	2,192,630
125,354	RLJ Lodging Trust (REIT) (Hotel)	2,221,273
18,249	Ryman Hospitality Properties, Inc. (REIT) (Hotel)	1,581,458
54,716	Simon Property Group, Inc. (REIT) (Retail)	8,150,495
46,172	STAG Industrial, Inc. (REIT) (Industrial)	1,457,650
63,331	STORE Capital Corp. (REIT) (Diversified)	2,358,446
77,040	Urban Edge Properties (REIT) (Retail)	1,477,627
27,088	Ventas, Inc. (REIT) (Health Care)	1,564,061
46,496	Welltower, Inc. (REIT) (Health Care)	3,802,443
14,778	WP Carey, Inc. (REIT) (Diversified)	1,182,831

		117,776,909

TOTAL COMMON STOCKS
(Cost $197,548,925)		$231,349,478

Shares	Dividend Rate	Value

Investment Company(b) – 2.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,122,427	1.638%	$6,122,427
(Cost $6,122,427)

TOTAL INVESTMENTS – 99.5%
(Cost $203,671,352)		$237,471,905

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		1,083,395

NET ASSETS – 100.0%		$238,555,300

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated Issuer.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 98.8%
Australia – 8.2%
439,334	Centuria Industrial REIT (REIT) (Industrial)	$1,029,891
65,965	Dexus (REIT) (Office)	543,010
274,092	Goodman Group (REIT) (Industrial)	2,575,695
896,051	Mirvac Group (REIT) (Diversified)	2,005,629
148,565	Scentre Group (REIT) (Retail)	399,826

		6,554,051

Belgium – 0.8%
3,306	Warehouses De Pauw CVA (REIT) (Industrial)	601,493

Canada – 6.6%
20,758	Allied Properties REIT (REIT) (Office)	832,366
40,695	Canadian Apartment Properties REIT (REIT) (Residential)	1,661,270
158,928	Chartwell Retirement Residences (Health Care)	1,701,204
118,218	Summit Industrial Income REIT (REIT) (Industrial)	1,097,924

		5,292,764

France – 6.2%
12,058	Gecina SA (REIT) (Diversified)	2,158,663
46,966	Klepierre SA (REIT) (Retail)	1,786,772
6,648	Unibail-Rodamco-Westfield (REIT) (Retail)	1,048,836

		4,994,271

Germany – 10.2%
59,601	alstria office REIT-AG (REIT) (Office)	1,119,812
18,018	Instone Real Estate Group AG (Real Estate Development)*(a)	445,648
123,225	Vonovia SE (Real Estate Operating Companies)	6,618,336

		8,183,796

Hong Kong – 13.3%
549,500	CK Asset Holdings Ltd. (Real Estate Development)	3,965,316
279,500	Link REIT (REIT) (Retail)	2,961,017
242,975	Sun Hung Kai Properties Ltd. (Diversified)	3,721,133

		10,647,466

Ireland – 1.4%
77,562	Dalata Hotel Group plc (Hotel)	448,057
429,088	Hibernia REIT plc (REIT) (Office)	678,644

		1,126,701

Japan – 25.6%
340	Activia Properties, Inc. (REIT) (Diversified)	1,703,918
1,430	GLP J-REIT (REIT) (Industrial)	1,775,408
4,110	Invincible Investment Corp. (REIT) (Hotel)	2,341,439

Common Stocks – (continued)
Japan – (continued)
1,013	Japan Rental Housing Investments, Inc. (REIT) (Residential)	$991,044
16,700	Kyoritsu Maintenance Co. Ltd. (Hotel)	790,889
240,700	Mitsubishi Estate Co. Ltd. (Diversified)	4,605,765
82,000	Mitsui Fudosan Co. Ltd. (Diversified)	2,004,074
270	Mitsui Fudosan Logistics Park, Inc. (REIT) (Industrial)	1,198,978
1,386	Sankei Real Estate, Inc. (REIT) (Office)	1,628,403
99,300	Sumitomo Realty & Development Co. Ltd. (Diversified)	3,464,527

		20,504,445

Norway – 1.6%
78,690	Entra ASA (Real Estate Operating Companies)(a)	1,300,890

Singapore – 5.5%
1,297,800	Ascendas India Trust (REIT) (Real Estate Operating Companies)	1,495,662
218,400	Ascendas REIT (REIT) (Industrial)	482,523
691,800	CapitaLand Ltd. (Diversified)	1,930,480
282,700	CapitaLand Mall Trust (REIT) (Retail)	517,500

		4,426,165

Spain – 3.0%
18,023	Aedas Homes SAU (Real Estate Development)*(a)	433,642
134,997	Merlin Properties Socimi SA (REIT) (Diversified)	1,940,360

		2,374,002

Sweden – 2.8%
93,510	Castellum AB (Real Estate Operating Companies)	2,196,395

Switzerland – 2.4%
14,131	PSP Swiss Property AG (Registered) (Real Estate Operating Companies)	1,951,132

United Kingdom – 11.2%
129,616	Big Yellow Group plc (REIT) (Specialized)	2,058,642
41,481	Derwent London plc (REIT) (Office)	2,203,324
700,914	Tritax Big Box REIT plc (REIT) (Industrial)	1,383,162
661,490	Tritax EuroBox plc (Diversified)(a)	823,613
149,659	UNITE Group plc (The) (REIT) (Residential)	2,497,803

		8,966,544

TOTAL COMMON STOCKS
(Cost $72,050,652)		$79,120,115

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Dividend Rate	Value

Investment Company(b) – 1.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,343,186	1.638%	$1,343,186
(Cost $1,343,186)

TOTAL INVESTMENTS – 100.5%
(Cost $73,393,838)		$80,463,301

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(413,081)

NET ASSETS – 100.0%		$80,050,220

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated Issuer.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 99.3%
Diversified – 1.8%
37,981	STORE Capital Corp. (REIT)	$1,414,412
18,131	WP Carey, Inc. (REIT)	1,451,205

		2,865,617

Health Care – 10.5%
88,134	Healthcare Realty Trust, Inc. (REIT)	2,941,032
165,098	Healthpeak Properties, Inc. (REIT)	5,690,928
44,224	Ventas, Inc. (REIT)	2,553,494
66,240	Welltower, Inc. (REIT)	5,417,107

		16,602,561

Hotel – 5.5%
203,777	Host Hotels & Resorts, Inc. (REIT)	3,780,063
135,987	RLJ Lodging Trust (REIT)	2,409,690
28,669	Ryman Hospitality Properties, Inc. (REIT)	2,484,456

		8,674,209

Industrial – 13.5%
152,001	Duke Realty Corp. (REIT)	5,269,875
161,741	Prologis, Inc. (REIT)	14,417,593
57,620	STAG Industrial, Inc. (REIT)	1,819,063

		21,506,531

IT Consulting & Other Services – 1.3%
24,324	InterXion Holding NV*	2,038,594

Office – 15.1%
43,233	Alexandria Real Estate Equities, Inc. (REIT)	6,985,588
35,586	Boston Properties, Inc. (REIT)	4,905,886
79,835	Douglas Emmett, Inc. (REIT)	3,504,757
104,477	Hudson Pacific Properties, Inc. (REIT)	3,933,559
40,397	Kilroy Realty Corp. (REIT)	3,389,308
58,134	Mack-Cali Realty Corp. (REIT)	1,344,639

		24,063,737

Residential – 23.1%
45,403	AvalonBay Communities, Inc. (REIT)	9,521,009
44,702	Camden Property Trust (REIT)	4,742,882
61,290	Equity LifeStyle Properties, Inc. (REIT)	4,314,203
111,250	Equity Residential (REIT)	9,002,350
15,104	Essex Property Trust, Inc. (REIT)	4,544,190
148,376	Invitation Homes, Inc. (REIT)	4,446,829

		36,571,463

Retail – 11.3%
20,724	Federal Realty Investment Trust (REIT)	2,667,801
49,684	Regency Centers Corp. (REIT)	3,134,564
66,605	Simon Property Group, Inc. (REIT)	9,921,481
105,167	Urban Edge Properties (REIT)	2,017,103

		17,740,949

Common Stocks – (continued)
Specialized – 17.2%
14,735	Crown Castle International Corp. (REIT)	2,094,580
45,654	CyrusOne, Inc. (REIT)	2,987,141
18,192	Equinix, Inc. (REIT)	10,618,670
42,789	Extra Space Storage, Inc. (REIT)	4,519,374
25,943	Life Storage, Inc. (REIT)	2,809,108
19,492	Public Storage (REIT)	4,151,016

		27,179,889

TOTAL COMMON STOCKS
(Cost $100,711,278)		$157,243,550

Shares	Distribution Rate	Value

Investment Company(a) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
836,777	1.638%	$836,777
(Cost $836,777)

TOTAL INVESTMENTS – 99.8%
(Cost $101,548,055)		$158,080,327

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		259,742

NET ASSETS – 100.0%		$158,340,069

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Assets and Liabilities

December 31, 2019

	Global Real Estate Securities Fund		International Real Estate Securities Fund	Real Estate Securities Fund
Assets:
Investments in unaffiliated issuers, at value (cost $197,548,925, $72,050,652 and $100,711,278)	$231,349,478		$79,120,115	$157,243,550
Investments in affiliated issuers, at value (cost $6,122,427, $1,343,186 and $836,777)	6,122,427		1,343,186	836,777
Cash	612,525		46,769	657,950
Foreign currencies, at value (cost $326,526, $69,760 and $0)	326,980		70,118	—
Receivables:
Dividends	829,028		219,780	579,996
Investments sold	164,082		1,096,611	—
Foreign tax reclaims	146,192		236,419	—
Reimbursement from investment adviser	34,997		31,106	37,313
Fund shares sold	—		48,074	16,750
Other assets	41,261		30,538	47,763
Total assets	239,626,970		82,242,716	159,420,099

Liabilities:
Payables:
Fund shares redeemed	702,933		1,855,528	774,304
Management fees	186,114		65,014	117,603
Distribution and Service fees and Transfer Agency fees	6,149		3,235	18,284
Investments purchased	2,392		125	—
Due to custodian	—		81,061	—
Accrued expenses	174,082		187,533	169,839
Total liabilities	1,071,670		2,192,496	1,080,030

Net Assets:
Paid-in capital	211,250,067		84,947,856	101,840,173
Total distributable earnings (loss)	27,305,233		(4,897,636)	56,499,896
NET ASSETS	$238,555,300		$80,050,220	$158,340,069
Net Assets:
Class A	$53,646		$2,888,075	$27,488,287
Class C	65,747		157,997	2,614,882
Institutional	2,131,002		6,937,700	30,068,525
Service	—		—	1,608,016
Investor	33,751		116,959	4,531,652
Class P	43,099,216		69,936,995	89,616,046
Class R	33,028		—	1,439,957
Class R6	193,138,910		12,494	972,704
Total Net Assets	$238,555,300		$80,050,220	$158,340,069
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	4,814		433,379	2,071,080
Class C	5,930		23,498	209,211
Institutional	191,381		1,079,086	2,174,568
Service	—		—	119,977
Investor	3,037		17,715	337,542
Class P	3,881,055		10,903,221	6,485,108
Class R	2,974		—	109,984
Class R6	17,380,363		1,944	70,346
Net asset value, offering and redemption price per share:(a)
Class A	$11.14		$6.66	$13.27
Class C	11.09		6.72	12.50
Institutional	11.13		6.43	13.83
Service	—		—	13.40
Investor	11.11		6.60	13.43
Class P	11.11		6.41	13.82
Class R	11.10	(b)	—	13.09
Class R6	11.11		6.43	13.83

(a)	Maximum public offering price per share for Class A Shares of the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds is $11.79, $7.05 and $14.04, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
(b)	Net asset value may not recalculate due to rounding of fractional shares.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2019

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $383,230, $296,266 and $0)	$7,251,924	$2,601,246	$4,666,266

Dividends — affiliated issuers	88,517	28,226	40,783

Securities lending income — affiliated issuer	19,838	—	—

Total investment income	7,360,279	2,629,472	4,707,049

Expenses:

Management fees	2,379,580	811,044	1,463,739

Custody, accounting and administrative services	129,737	112,249	105,020

Professional fees	117,129	109,057	111,049

Registration fees	107,325	98,344	128,342

Transfer Agency fees(a)	77,779	31,237	114,181

Printing and mailing costs	48,091	34,756	45,154

Shareholder meeting expense	4,936	6,116	9,030

Trustee fees	16,237	15,973	16,098

Distribution and Service fees(a)	1,790	9,539	113,036

Service share fees — Service and Shareholder Administration Plan	—	—	8,570

Other	34,919	67,184	51,715

Total expenses	2,917,523	1,295,499	2,165,934

Less — expense reductions	(450,108)	(439,280)	(457,315)

Net expenses	2,467,415	856,219	1,708,619

NET INVESTMENT INCOME	4,892,864	1,773,253	2,998,430

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	10,705,119	2,203,917	18,350,551

Forward foreign currency exchange contracts	—	—	85,428

Foreign currency transactions	9,228	(5,074)	(3,151)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	42,535,847	12,855,197	17,001,426

Forward foreign currency exchange contracts	—	—	(4,571)

Foreign currency translation	5,380	5,342	—

Net realized and unrealized gain	53,255,574	15,059,382	35,429,683

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,148,438	$16,832,635	$38,428,113

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Global Real Estate Securities	$1,078	$556	$156	$770	$97	$829	N/A	$56	$12,544	$54	$63,429
International Real Estate Securities	7,672	1,867	N/A	5,375	328	2,958	N/A	193	22,362	N/A	21
Real Estate Securities	71,599	32,583	8,854	50,117	5,716	12,472	$686	13,965	27,887	3,102	236

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets

	Global Real Estate Securities Fund		International Real Estate Securities Fund
	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018
From operations:

Net investment income	$4,892,864	$7,694,004	$1,773,253	$2,589,738

Net realized gain (loss)	10,714,347	(513,957)	2,198,843	1,093,599

Net change in unrealized gain (loss)	42,541,227	(24,402,772)	12,860,539	(10,549,283)
Net increase (decrease) in net assets resulting from operations	58,148,438	(17,222,725)	16,832,635	(6,865,946)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(8,437)	(21,735)	(183,401)	(72,733)

Class C Shares	(4,483)	(315)	(8,170)	(4,862)

Institutional Shares	(167,237)	(114,092)	(468,447)	(227,990)

Investor Shares	(2,592)	(609)	(7,508)	(2,509)

Class P Shares(a)	(3,426,805)	(359,656)	(4,954,363)	(2,124,941)

Class R Shares	(2,388)	(459)	—	—

Class R6 Shares	(15,480,001)	(6,882,760)	(1,403)	(11,771)

Return of capital

Class A Shares	—	(6,159)	—	—

Class C Shares	—	(145)	—	—

Institutional Shares	—	(36,030)	—	—

Investor Shares	—	(148)	—	—

Class P Shares(a)	—	(79,238)	—	—

Class R Shares	—	(147)	—	—

Class R6 Shares	—	(1,558,561)	—	—

Total distributions to shareholders	(19,091,943)	(9,060,054)	(5,623,292)	(2,444,806)

From share transactions:

Proceeds from sales of shares	16,341,265	388,120,447	3,018,061	117,088,263

Reinvestment of distributions	19,091,244	9,059,523	5,620,083	2,441,899

Cost of shares redeemed	(137,841,618)	(409,399,836)	(35,565,954)	(137,525,695)
Net decrease in net assets resulting from share transactions	(102,409,109)	(12,219,866)	(26,927,810)	(17,995,533)
TOTAL DECREASE	(63,352,614)	(38,502,645)	(15,718,467)	(27,306,285)

Net Assets:
Beginning of year	301,907,914	340,410,559	95,768,687	123,074,972

End of year	$238,555,300	$301,907,914	$80,050,220	$95,768,687

(a)	Commenced operations on April 17, 2018.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets (continued)

	Real Estate Securities Fund
	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018
From operations:

Net investment income	$2,998,430	$4,751,873

Net realized gain	18,432,828	24,114,327

Net change in unrealized gain (loss)	16,996,855	(38,901,542)

Net increase (decrease) in net assets resulting from operations	38,428,113	(10,035,342)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(4,434,753)	(4,351,150)

Class C Shares	(465,177)	(645,744)

Institutional Shares	(4,792,454)	(6,004,021)

Service Shares	(276,914)	(233,397)

Investor Shares	(820,674)	(1,352,024)

Class P Shares(a)	(14,663,341)	(15,469,785)

Class R Shares	(241,139)	(288,384)

Class R6 Shares	(149,539)	(130,756)

Total distributions to shareholders	(25,843,991)	(28,475,261)

From share transactions:

Proceeds from sales of shares	16,358,201	173,737,317

Reinvestment of distributions	25,157,239	27,655,532

Cost of shares redeemed	(58,110,627)	(273,708,249)

Net decrease in net assets resulting from share transactions	(16,595,187)	(72,315,400)
TOTAL DECREASE	(4,011,065)	(110,826,003)

Net Assets:
Beginning of year	162,351,134	273,177,137

End of year	$158,340,069	$162,351,134

(a)	Commenced operations on April 17, 2018.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class A Shares
	Year Ended December 31,				August 31, 2015* to December 31, 2015
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.79	$10.64	$10.05	$10.44	$10.00

Net investment income(a)	0.17	0.19	0.21	0.17	0.05

Net realized and unrealized gain (loss)	2.01	(0.79)	0.63	(0.08)	0.52

Total from investment operations	2.18	(0.60)	0.84	0.09	0.57

Distributions to shareholders from net investment income	(0.53)	(0.20)	(0.25)	(0.29)	(0.12)

Distributions to shareholders from net realized gains	(0.30)	—	— (b)	(0.17)	(0.01)

Distributions to shareholders from return of capital	—	(0.05)	—	(0.02)	—

Total distributions	(0.83)	(0.25)	(0.25)	(0.48)	(0.13)

Net asset value, end of period	$11.14	$9.79	$10.64	$10.05	$10.44

Total return(c)	22.47%	(5.77)%	8.50%	0.82%	5.71%

Net assets, end of period (in 000s)	$54	$905	$1,768	$32	$26

Ratio of net expenses to average net assets	1.36%	1.37%	1.39%	1.44%	1.40	%(d)

Ratio of total expenses to average net assets	1.52%	1.52%	1.59%	4.34%	15.24	%(d)

Ratio of net investment income to average net assets	1.55%	1.85%	2.03%	1.57%	1.43	%(d)

Portfolio turnover rate(e)	42%	67%	58%	60%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class C Shares
	Year Ended December 31,				August 31, 2015* to December 31, 2015
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.79	$10.64	$10.04	$10.43	$10.00

Net investment income(a)	0.11	0.12	0.12	0.10	0.02

Net realized and unrealized gain (loss)	1.98	(0.80)	0.65	(0.09)	0.52

Total from investment operations	2.09	(0.68)	0.77	0.01	0.54

Distributions to shareholders from net investment income	(0.49)	(0.12)	(0.17)	(0.21)	(0.10)

Distributions to shareholders from net realized gains	(0.30)	—	— (b)	(0.17)	(0.01)

Distributions to shareholders from return of capital	—	(0.05)	—	(0.02)	—

Total distributions	(0.79)	(0.17)	(0.17)	(0.40)	(0.11)

Net asset value, end of period	$11.09	$9.79	$10.64	$10.04	$10.43

Total return(c)	21.60%	(6.45)%	7.72%	0.11%	5.41%

Net assets, end of period (in 000s)	$66	$27	$28	$36	$26

Ratio of net expenses to average net assets	2.11%	2.12%	2.15%	2.15%	2.15	%(d)

Ratio of total expenses to average net assets	2.29%	2.27%	2.79%	5.31%	16.01	%(d)

Ratio of net investment income to average net assets	0.96%	1.20%	1.15%	0.93%	0.68	%(d)

Portfolio turnover rate(e)	42%	67%	58%	60%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Institutional Shares
	Year Ended December 31,				August 31, 2015* to December 31, 2015
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.82	$10.66	$10.06	$10.44	$10.00

Net investment income (loss)(a)	0.22	(0.03)	0.24	0.24	0.06

Net realized and unrealized gain (loss)	2.00	(0.54)	0.65	(0.10)	0.52

Total from investment operations	2.22	(0.57)	0.89	0.14	0.58

Distributions to shareholders from net investment income	(0.61)	(0.22)	(0.29)	(0.32)	(0.13)

Distributions to shareholders from net realized gains	(0.30)	—	— (b)	(0.17)	(0.01)

Distributions to shareholders from return of capital	—	(0.05)	—	(0.03)	—

Total distributions	(0.91)	(0.27)	(0.29)	(0.52)	(0.14)

Net asset value, end of period	$11.13	$9.82	$10.66	$10.06	$10.44

Total return(c)	22.91%	(5.41)%	8.96%	1.30%	5.81%

Net assets, end of period (in 000s)	$2,131	$1,855	$338,527	$27,663	$3,043

Ratio of net expenses to average net assets	0.97%	1.00%	1.00%	1.00%	1.00	%(d)

Ratio of total expenses to average net assets	1.15%	1.18%	1.24%	2.82%	14.86	%(d)

Ratio of net investment income (loss) to average net assets	1.98%	(0.26)%	2.31%	2.23%	1.83	%(d)

Portfolio turnover rate(e)	42%	67%	58%	60%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Investor Shares(a)
	Year Ended December 31,				August 31, 2015* to December 31, 2015
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.80	$10.65	$10.05	$10.44	$10.00

Net investment income(b)	0.21	0.23	0.22	0.20	0.06

Net realized and unrealized gain (loss)	2.00	(0.81)	0.65	(0.09)	0.51

Total from investment operations	2.21	(0.58)	0.87	0.11	0.57

Distributions to shareholders from net investment income	(0.60)	(0.22)	(0.27)	(0.31)	(0.12)

Distributions to shareholders from net realized gains	(0.30)	—	— (c)	(0.17)	(0.01)

Distributions to shareholders from return of capital	—	(0.05)	—	(0.02)	—

Total distributions	(0.90)	(0.27)	(0.27)	(0.50)	(0.13)

Net asset value, end of period	$11.11	$9.80	$10.65	$10.05	$10.44

Total return(d)	22.79%	(5.50)%	8.80%	1.05%	5.78%

Net assets, end of period (in 000s)	$34	$27	$29	$27	$26

Ratio of net expenses to average net assets	1.11%	1.12%	1.15%	1.15%	1.15	%(e)

Ratio of total expenses to average net assets	1.29%	1.27%	1.75%	4.22%	15.02	%(e)

Ratio of net investment income to average net assets	1.85%	2.20%	2.13%	1.85%	1.68	%(e)

Portfolio turnover rate(f)	42%	67%	58%	60%	14%

*	Commencement of operations.
(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class P Shares
	Year Ended December 31, 2019	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$9.80	$10.30

Net investment income(a)	0.22	0.23

Net realized and unrealized gain (loss)	2.01	(0.50)

Total from investment operations	2.23	(0.27)

Distributions to shareholders from net investment income	(0.62)	(0.18)

Distributions to shareholders from net realized gains	(0.30)	—

Distributions to shareholders from return of capital	—	(0.05)

Total distributions	(0.92)	(0.23)

Net asset value, end of period	$11.11	$9.80

Total return(b)	22.98%	(2.69)%

Net assets, end of period (in 000s)	$43,099	$39,405

Ratio of net expenses to average net assets	0.96%	0.96	%(c)

Ratio of total expenses to average net assets	1.14%	1.11	%(c)

Ratio of net investment income to average net assets	1.98%	3.15	%(c)

Portfolio turnover rate(d)	42%	67%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class R Shares
	Year Ended December 31,				August 31, 2015* to December 31, 2015
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.80	$10.65	$10.05	$10.44	$10.00

Net investment income(a)	0.15	0.18	0.17	0.14	0.04

Net realized and unrealized gain (loss)	1.99	(0.81)	0.65	(0.08)	0.52

Total from investment operations	2.14	(0.63)	0.82	0.06	0.56

Distributions to shareholders from net investment income	(0.54)	(0.17)	(0.22)	(0.26)	(0.11)

Distributions to shareholders from net realized gains	(0.30)	—	— (b)	(0.17)	(0.01)

Distributions to shareholders from return of capital	—	(0.05)	—	(0.02)	—

Total distributions	(0.84)	(0.22)	(0.22)	(0.45)	(0.12)

Net asset value, end of period	$11.10	$9.80	$10.65	$10.05	$10.44

Total return(c)	22.10%	(5.97)%	8.26%	0.57%	5.65%

Net assets, end of period (in 000s)	$33	$27	$29	$27	$26

Ratio of net expenses to average net assets	1.61%	1.62%	1.65%	1.65%	1.65	%(d)

Ratio of total expenses to average net assets	1.79%	1.77%	2.25%	4.73%	15.51	%(d)

Ratio of net investment income to average net assets	1.35%	1.70%	1.63%	1.35%	1.18	%(d)

Portfolio turnover rate(e)	42%	67%	58%	60%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class R6 Shares
	Year Ended December 31,				August 31, 2015* to December 31, 2015
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.80	$10.66	$10.06	$10.44	$10.00

Net investment income(a)	0.21	0.29	0.24	0.21	0.06

Net realized and unrealized gain (loss)	2.01	(0.86)	0.65	(0.07)	0.52

Total from investment operations	2.22	(0.57)	0.89	0.14	0.58

Distributions to shareholders from net investment income	(0.61)	(0.24)	(0.29)	(0.33)	(0.13)

Distributions to shareholders from net realized gains	(0.30)	—	— (b)	(0.17)	(0.01)

Distributions to shareholders from return of capital	—	(0.05)	—	(0.02)	—

Total distributions	(0.91)	(0.29)	(0.29)	(0.52)	(0.14)

Net asset value, end of period	$11.11	$9.80	$10.66	$10.06	$10.44

Total return(c)	22.97%	(5.44)%	8.97%	1.31%	5.82%

Net assets, end of period (in 000s)	$193,139	$259,662	$29	$27	$26

Ratio of net expenses to average net assets	0.96%	0.97%	0.99%	0.98%	0.97	%(d)

Ratio of total expenses to average net assets	1.14%	1.11%	1.59%	4.05%	14.85	%(d)

Ratio of net investment income to average net assets	1.90%	2.76%	2.29%	2.02%	1.85	%(d)

Portfolio turnover rate(e)	42%	67%	58%	60%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Class A Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$5.90	$6.48	$5.73	$6.09	$6.38

Net investment income(a)	0.11	0.13	0.12	0.12	0.10

Net realized and unrealized gain (loss)	1.08	(0.59)	0.89	(0.23)	(0.24)

Total from investment operations	1.19	(0.46)	1.01	(0.11)	(0.14)

Distributions to shareholders from net investment income	(0.43)	(0.12)	(0.26)	(0.25)	(0.15)

Net asset value, end of year	$6.66	$5.90	$6.48	$5.73	$6.09

Total return(b)	20.38%	(7.19)%	17.89%	(1.84)%	(2.25)%

Net assets, end of year (in 000s)	$2,888	$3,081	$4,377	$5,400	$7,702

Ratio of net expenses to average net assets	1.38%	1.38%	1.39%	1.39%	1.41%

Ratio of total expenses to average net assets	1.89%	1.76%	1.70%	1.62%	1.62%

Ratio of net investment income to average net assets	1.72%	2.04%	2.02%	1.90%	1.50%

Portfolio turnover rate(c)	30%	43%	38%	41%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Class C Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$5.94	$6.50	$5.73	$6.09	$6.38

Net investment income(a)	0.07	0.09	0.08	0.07	0.05

Net realized and unrealized gain (loss)	1.07	(0.60)	0.90	(0.23)	(0.24)

Total from investment operations	1.14	(0.51)	0.98	(0.16)	(0.19)

Distributions to shareholders from net investment income	(0.36)	(0.05)	(0.21)	(0.20)	(0.10)

Net asset value, end of year	$6.72	$5.94	$6.50	$5.73	$6.09

Total return(b)	19.38%	(7.89)%	17.23%	(2.65)%	(3.03)%

Net assets, end of year (in 000s)	$158	$231	$810	$1,148	$1,622

Ratio of net expenses to average net assets	2.13%	2.13%	2.14%	2.14%	2.16%

Ratio of total expenses to average net assets	2.64%	2.49%	2.44%	2.37%	2.37%

Ratio of net investment income to average net assets	0.99%	1.38%	1.26%	1.12%	0.76%

Portfolio turnover rate(c)	30%	43%	38%	41%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$5.71	$6.26	$5.54	$5.91	$6.19

Net investment income(a)	0.13	0.18	0.14	0.14	0.12

Net realized and unrealized gain (loss)	1.05	(0.60)	0.87	(0.24)	(0.22)

Total from investment operations	1.18	(0.42)	1.01	(0.10)	(0.10)

Distributions to shareholders from net investment income	(0.46)	(0.13)	(0.29)	(0.27)	(0.18)

Net asset value, end of year	$6.43	$5.71	$6.26	$5.54	$5.91

Total return(b)	20.86%	(6.72)%	18.45%	(1.63)%	(1.73)%

Net assets, end of year (in 000s)	$6,938	$10,138	$117,768	$297,473	$333,601

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	1.01%

Ratio of total expenses to average net assets	1.50%	1.35%	1.28%	1.22%	1.22%

Ratio of net investment income to average net assets	1.97%	2.90%	2.44%	2.28%	1.92%

Portfolio turnover rate(c)	30%	43%	38%	41%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Investor Shares(a)
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$5.85	$6.43	$5.68	$6.04	$6.33

Net investment income(b)	0.13	0.14	0.16	0.12	0.11

Net realized and unrealized gain (loss)	1.07	(0.58)	0.87	(0.22)	(0.24)

Total from investment operations	1.20	(0.44)	1.03	(0.10)	(0.13)

Distributions to shareholders from net investment income	(0.45)	(0.14)	(0.28)	(0.26)	(0.16)

Net asset value, end of year	$6.60	$5.85	$6.43	$5.68	$6.04

Total return(c)	20.71%	(7.00)%	18.29%	(1.57)%	(2.04)%

Net assets, end of year (in 000s)	$117	$103	$109	$107	$88

Ratio of net expenses to average net assets	1.13%	1.13%	1.14%	1.14%	1.17%

Ratio of total expenses to average net assets	1.65%	1.52%	1.45%	1.37%	1.37%

Ratio of net investment income to average net assets	1.94%	2.24%	2.54%	2.05%	1.64%

Portfolio turnover rate(d)	30%	43%	38%	41%	45%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Real Estate Securities Fund
	Class P Shares
	Year Ended December 31, 2019	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$5.70	$6.38

Net investment income(a)	0.13	0.08

Net realized and unrealized gain (loss)	1.04	(0.61)

Total from investment operations	1.17	(0.53)

Distributions to shareholders from net investment income	(0.46)	(0.15)

Net asset value, end of period	$6.41	$5.70

Total return(b)	20.72%	(8.45)%

Net assets, end of period (in 000s)	$69,937	$82,014

Ratio of net expenses to average net assets	0.98%	0.98	%(c)

Ratio of total expenses to average net assets	1.50%	1.39	%(c)

Ratio of net investment income to average net assets	2.10%	1.85	%(c)

Portfolio turnover rate(d)	30%	43%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Real Estate Securities Fund
	Class R6 Shares
	Year Ended December 31,				July 31, 2015* to December 31, 2015
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$5.70	$6.26	$5.54	$5.91	$6.33

Net investment income(a)	0.11	0.24	0.14	0.13	0.05

Net realized and unrealized gain (loss)	1.08	(0.65)	0.87	(0.23)	(0.37)

Total from investment operations	1.19	(0.41)	1.01	(0.10)	(0.32)

Distributions to shareholders from net investment income	(0.46)	(0.15)	(0.29)	(0.27)	(0.10)

Net asset value, end of period	$6.43	$5.70	$6.26	$5.54	$5.91

Total return(b)	21.05%	(6.71)%	18.48%	(1.61)%	(5.03)%

Net assets, end of period (in 000s)	$12	$202	$11	$9	$9

Ratio of net expenses to average net assets	0.98%	0.98%	0.99%	1.02%	0.99	%(c)

Ratio of total expenses to average net assets	1.47%	1.29%	1.29%	1.18%	1.15	%(c)

Ratio of net investment income to average net assets	1.81%	3.86%	2.41%	2.26%	1.91	%(c)

Portfolio turnover rate(d)	30%	43%	38%	41%	45%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class A Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.61	$15.53	$18.40	$19.59	$19.83

Net investment income(a)	0.22	0.28	0.30	0.33	0.29

Net realized and unrealized gain (loss)	2.92	(0.94)	0.06	0.71	0.30

Total from investment operations	3.14	(0.66)	0.36	1.04	0.59

Distributions to shareholders from net investment income	(0.22)	(0.37)	(0.29)	(0.32)	(0.31)

Distributions to shareholders from net realized gains	(2.26)	(1.89)	(2.94)	(1.91)	(0.52)

Total distributions	(2.48)	(2.26)	(3.23)	(2.23)	(0.83)

Net asset value, end of year	$13.27	$12.61	$15.53	$18.40	$19.59

Total return(b)	25.49%	(5.39)%	2.11%	5.38%	3.14%

Net assets, end of year (in 000s)	$27,488	$26,002	$38,120	$54,869	$57,936

Ratio of net expenses to average net assets	1.30%	1.30%	1.31%	1.31%	1.26%

Ratio of total expenses to average net assets	1.57%	1.50%	1.54%	1.52%	1.51%

Ratio of net investment income to average net assets	1.51%	1.88%	1.65%	1.62%	1.44%

Portfolio turnover rate(c)	37%	43%	35%	31%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class C Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.99	$14.88	$17.79	$19.03	$19.32

Net investment income(a)	0.10	0.12	0.16	0.18	0.14

Net realized and unrealized gain (loss)	2.78	(0.85)	0.06	0.68	0.30

Total from investment operations	2.88	(0.73)	0.22	0.86	0.44

Distributions to shareholders from net investment income	(0.11)	(0.27)	(0.19)	(0.19)	(0.21)

Distributions to shareholders from net realized gains	(2.26)	(1.89)	(2.94)	(1.91)	(0.52)

Total distributions	(2.37)	(2.16)	(3.13)	(2.10)	(0.73)

Net asset value, end of year	$12.50	$11.99	$14.88	$17.79	$19.03

Total return(b)	24.62%	(6.12)%	1.38%	4.56%	2.39%

Net assets, end of year (in 000s)	$2,615	$3,568	$12,421	$15,578	$15,056

Ratio of net expenses to average net assets	2.05%	2.05%	2.06%	2.06%	2.01%

Ratio of total expenses to average net assets	2.32%	2.25%	2.29%	2.27%	2.26%

Ratio of net investment income to average net assets	0.69%	0.83%	0.92%	0.91%	0.73%

Portfolio turnover rate(c)	37%	43%	35%	31%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$13.05	$15.98	$18.81	$19.97	$20.18

Net investment income(a)	0.28	0.23	0.37	0.41	0.38

Net realized and unrealized gain (loss)	3.03	(0.86)	0.08	0.74	0.30

Total from investment operations	3.31	(0.63)	0.45	1.15	0.68

Distributions to shareholders from net investment income	(0.27)	(0.41)	(0.34)	(0.40)	(0.37)

Distributions to shareholders from net realized gains	(2.26)	(1.89)	(2.94)	(1.91)	(0.52)

Total distributions	(2.53)	(2.30)	(3.28)	(2.31)	(0.89)

Net asset value, end of year	$13.83	$13.05	$15.98	$18.81	$19.97

Total return(b)	26.01%	(5.04)%	2.58%	5.81%	3.56%

Net assets, end of year (in 000s)	$30,069	$31,337	$206,095	$397,211	$463,105

Ratio of net expenses to average net assets	0.92%	0.91%	0.91%	0.91%	0.86%

Ratio of total expenses to average net assets	1.19%	1.12%	1.14%	1.12%	1.11%

Ratio of net investment income to average net assets	1.86%	1.50%	1.98%	2.03%	1.88%

Portfolio turnover rate(c)	37%	43%	35%	31%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.71	$15.65	$18.52	$19.71	$19.94

Net investment income(a)	0.21	0.26	0.29	0.31	0.27

Net realized and unrealized gain (loss)	2.94	(0.95)	0.06	0.72	0.32

Total from investment operations	3.15	(0.69)	0.35	1.03	0.59

Distributions to shareholders from net investment income	(0.20)	(0.36)	(0.28)	(0.31)	(0.30)

Distributions to shareholders from net realized gains	(2.26)	(1.89)	(2.94)	(1.91)	(0.52)

Total distributions	(2.46)	(2.25)	(3.22)	(2.22)	(0.82)

Net asset value, end of year	$13.40	$12.71	$15.65	$18.52	$19.71

Total return(b)	25.40%	(5.56)%	2.07%	5.20%	3.09%

Net assets, end of year (in 000s)	$1,608	$1,429	$2,446	$2,951	$2,744

Ratio of net expenses to average net assets	1.42%	1.41%	1.41%	1.41%	1.36%

Ratio of total expenses to average net assets	1.69%	1.61%	1.64%	1.62%	1.61%

Ratio of net investment income to average net assets	1.43%	1.73%	1.60%	1.55%	1.35%

Portfolio turnover rate(c)	37%	43%	35%	31%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Investor Shares(a)
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.73	$15.65	$18.50	$19.68	$19.90

Net investment income(b)	0.24	0.31	0.36	0.39	0.35

Net realized and unrealized gain (loss)	2.97	(0.94)	0.06	0.71	0.30

Total from investment operations	3.21	(0.63)	0.42	1.10	0.65

Distributions to shareholders from net investment income	(0.25)	(0.40)	(0.33)	(0.37)	(0.35)

Distributions to shareholders from net realized gains	(2.26)	(1.89)	(2.94)	(1.91)	(0.52)

Total distributions	(2.51)	(2.29)	(3.27)	(2.28)	(0.87)

Net asset value, end of year	$13.43	$12.73	$15.65	$18.50	$19.68

Total return(c)	25.84%	(5.18)%	2.42%	5.65%	3.44%

Net assets, end of year (in 000s)	$4,532	$7,969	$10,776	$8,467	$7,283

Ratio of net expenses to average net assets	1.05%	1.05%	1.06%	1.06%	1.01%

Ratio of total expenses to average net assets	1.32%	1.25%	1.29%	1.27%	1.26%

Ratio of net investment income to average net assets	1.64%	2.10%	1.99%	1.92%	1.77%

Portfolio turnover rate(d)	37%	43%	35%	31%	41%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class P Shares
	Year Ended December 31, 2019	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$13.04	$14.90

Net investment income(a)	0.29	0.39

Net realized and unrealized gain (loss)	3.02	(0.01)

Total from investment operations	3.31	0.38

Distributions to shareholders from net investment income	(0.27)	(0.35)

Distributions to shareholders from net realized gains	(2.26)	(1.89)

Total distributions	(2.53)	(2.24)

Net asset value, end of period	$13.82	$13.04

Total return(b)	26.04%	1.36%

Net assets, end of period (in 000s)	$89,616	$89,479

Ratio of net expenses to average net assets	0.91%	0.90	%(c)

Ratio of total expenses to average net assets	1.18%	1.07	%(c)

Ratio of net investment income to average net assets	1.90%	3.56	%(c)

Portfolio turnover rate(d)	37%	43%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class R Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.47	$15.39	$18.27	$19.47	$19.73

Net investment income(a)	0.18	0.24	0.26	0.29	0.27

Net realized and unrealized gain (loss)	2.88	(0.93)	0.05	0.70	0.27

Total from investment operations	3.06	(0.69)	0.31	0.99	0.54

Distributions to shareholders from net investment income	(0.18)	(0.34)	(0.25)	(0.28)	(0.28)

Distributions to shareholders from net realized gains	(2.26)	(1.89)	(2.94)	(1.91)	(0.52)

Total distributions	(2.44)	(2.23)	(3.19)	(2.19)	(0.80)

Net asset value, end of year	$13.09	$12.47	$15.39	$18.27	$19.47

Total return(b)	25.14%	(5.62)%	1.92%	5.08%	2.89%

Net assets, end of year (in 000s)	$1,440	$1,770	$3,092	$4,156	$3,149

Ratio of net expenses to average net assets	1.55%	1.55%	1.56%	1.56%	1.50%

Ratio of total expenses to average net assets	1.82%	1.75%	1.79%	1.77%	1.77%

Ratio of net investment income to average net assets	1.22%	1.60%	1.45%	1.44%	1.38%

Portfolio turnover rate(c)	37%	43%	35%	31%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class R6 Shares
	Year Ended December 31,				July 31, 2015* to December 31, 2015
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$13.05	$15.98	$18.81	$19.98	$19.93

Net investment income(a)	0.30	0.16	0.41	0.46	0.22

Net realized and unrealized gain (loss)	3.01	(0.79)	0.05	0.68	0.48

Total from investment operations	3.31	(0.63)	0.46	1.14	0.70

Distributions to shareholders from net investment income	(0.27)	(0.41)	(0.35)	(0.40)	(0.13)

Distributions to shareholders from net realized gains	(2.26)	(1.89)	(2.94)	(1.91)	(0.52)

Total distributions	(2.53)	(2.30)	(3.29)	(2.31)	(0.65)

Net asset value, end of period	$13.83	$13.05	$15.98	$18.81	$19.98

Total return(b)	26.02%	(5.03)%	2.60%	5.77%	3.64%

Net assets, end of period (in 000s)	$973	$797	$227	$42	$10

Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.91	%(c)

Ratio of total expenses to average net assets	1.18%	1.08%	1.14%	1.09%	1.07	%(c)

Ratio of net investment income to average net assets	1.98%	1.02%	2.23%	2.25%	2.65	%(c)

Portfolio turnover rate(d)	37%	43%	35%	31%	41%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements

December 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Global Real Estate Securities	A, C, Institutional, Investor, P, R and R6	Diversified
International Real Estate Securities	A, C, Institutional, Investor, P and R6	Non-diversified
Real Estate Securities	A, C, Institutional, Service, Investor, P, R and R6	Non-diversified

Class A Shares of the Global Real Estate Securities, International Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

51

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Global Real Estate Securities and Real Estate Securities	Quarterly	Annually
International Real Estate Securities	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

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Notes to Financial Statements (continued)

December 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of December 31, 2019:

GLOBAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$51,501,018	$—

Australia and Oceania	—	10,371,156	—

Europe	—	44,140,725	—

North America	125,336,579	—	—

Investment Company	6,122,427	—	—

Total	$131,459,006	$106,012,899	$—

INTERNATIONAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$35,578,076	$—

Australia and Oceania	—	6,554,051	—

Europe	—	31,695,224	—

North America	5,292,764	—	—

Investment Company	1,343,186	—	—

Total	$6,635,950	$73,827,351	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent third party (fair value) service for certain international equity securities, resulting in a Level 2 classification.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$2,038,594	$—	$—

North America	155,204,956	—	—

Investment Company	836,777	—	—

Total	$158,080,327	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent third party (fair value) service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to derivatives and their indicative volumes for the fiscal year ended December 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Real Estate Securities
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$85,428	$(4,571)	1

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Global Real Estate Securities	0.93%	0.84%	0.80%	0.78%	0.76%	0.93%	0.93%
International Real Estate Securities	0.95	0.95	0.86	0.81	0.80	0.95	0.95
Real Estate Securities	0.87	0.78	0.74	0.73	0.71	0.87	0.87

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2019, GSAM waived $6,909, $2,154 and $3,269 of the Global Real Estate Securities , International Real Estate Securities and Real Estate Securities Funds management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plans	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
International Real Estate Securities	$10	$6
Real Estate Securities	2,346	6

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2019, the annual rates were as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense limitations will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Global Real Estate Securities	$6,909	$443,199	$—	$450,108
International Real Estate Securities	2,154	434,146	2,980	439,280
Real Estate Securities	3,269	450,647	3,399	457,315

G.  Line of Credit Facility — As of December 31, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2019, Goldman Sachs earned $9 and $17 in brokerage commissions from portfolio transactions on behalf of the Global Real Estate Securities and Real Estate Securities Funds, respectively.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Investment Company
Global Real Estate Securities	$19,490,688	$82,924,318	$(96,292,579)	$6,122,427	6,122,427	$88,517
International Real Estate Securities	2,155,823	28,017,978	(28,830,615)	1,343,186	1,343,186	28,226
Real Estate Securities	—	34,567,900	(33,731,123)	836,777	836,777	40,783

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Notes to Financial Statements (continued)

December 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

	Percent of Share Class owned by Goldman Sachs Group, Inc.
Fund	Class A	Class C	Institutional	Investor	Class R	Class R6
Global Real Estate Securities	62%	49%	97%	100%	100%	—%
International Real Estate Securities	—	8	—	9	—	100

As of December 31, 2019, the following Goldman Sachs Fund of Funds and Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Dynamic Global Equity Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Global Real Estate Securities	5%	6%	7%	6%	24%	28%

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2019, were as follows:

Fund	Purchases	Sales
Global Real Estate Securities	$104,308,140	$212,787,937
International Real Estate Securities	24,848,953	53,030,718
Real Estate Securities	60,939,578	99,215,824

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Global Real Estate Securities Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Global Real Estate Securities Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

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7. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2019 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Global Real Estate Fund did not have securities on loan as of December 31, 2019.

Both the Global Real Estate Securities Fund and GSAL received compensation relating to the lending of the Fund’s securities.

The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2019, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal year ended December 31, 2019		Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2019
Fund	Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs
Global Real Estate Securities	$2,204	$529	$—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019
Global Real Estate Securities	$—	$19,927,104	$(19,927,104)	$—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$14,498,089	$5,623,292	$3,413,936
Net long-term capital gains	4,593,854	—	22,430,055
Total taxable distributions	$19,091,943	$5,623,292	$25,843,991

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Notes to Financial Statements (continued)

December 31, 2019

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$7,379,626	$2,444,806	$4,896,608
Net long-term capital gains	—	—	23,578,653
Return of capital distribution	1,680,428	—	—
Total taxable distributions	$9,060,054	$2,444,806	$28,475,261

As of December 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Undistributed ordinary income	$265,614	$54,677	$413,749
Undistributed long-term capital gains	205,663	—	466,316
Total undistributed earnings	$471,277	$54,677	$880,065
Capital loss carryforwards:(1)
Perpetual Long-term	—	$(9,118,594)	—
Timing differences (Real Estate Investment Trusts and Qualified Late Year Loss Deferral)	(603,519)	(543,286)	161,349
Unrealized gains — net	27,437,475	4,709,567	55,458,482
Total accumulated gains (losses) — net	$27,305,233	$(4,897,636)	$56,499,896

(1)	The Global Real Estate Securities and International Real Estate Securities Fund utilized $489,882 and $641,513, respectively, of capital losses in the current year.

As of December 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Tax cost	$210,036,377	$75,764,552	$102,621,845
Gross unrealized gain	30,172,047	8,339,394	56,055,441
Gross unrealized loss	(2,734,572)	(3,629,827)	(596,959)
Net unrealized gain	$27,437,475	$4,709,567	$55,458,482

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts and differences related to the tax treatment of underlying fund investments, partnership investments and passive foreign investment companies.

The Global Real Estate Securities Fund reclassified $67,839 from distributable earnings to paid in capital to for the year ending December 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of return of capital distributions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — A Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the

61

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2019

9. OTHER RISKS (continued)

realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The International Real Estate Securities and Real Estate Securities Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Funds will bear their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	23	$261	11,051	$110,508
Reinvestment of distributions	758	8,437	2,711	27,874
Shares redeemed	(88,399)	(987,808)	(87,523)	(895,560)
	(87,618)	(979,110)	(73,761)	(757,178)
Class C Shares
Shares sold	2,809	30,000	—	—
Reinvestment of distributions	405	4,483	45	460
Shares redeemed	—	—	—	5
	3,214	34,483	45	465
Institutional Shares
Shares sold	450	5,301	1,222,030	12,873,264
Reinvestment of distributions	14,952	166,539	14,648	149,611
Shares redeemed	(12,907)	(145,191)	(32,816,684)	(326,905,045)
	2,495	26,649	(31,580,006)	(313,882,170)
Investor Shares
Reinvestment of distributions	233	2,592	74	757
Shares redeemed	—	—	—	5
	233	2,592	74	762
Class P Shares(a)
Shares sold	334,832	3,734,101	4,428,967	45,383,426
Reinvestment of distributions	308,494	3,426,805	42,829	438,894
Shares redeemed	(784,773)	(8,538,896)	(449,294)	(4,591,608)
	(141,447)	(1,377,990)	4,022,502	41,230,712
Class R Shares
Reinvestment of distributions	215	2,387	59	606
Shares redeemed	—	—	—	5
	215	2,387	59	611
Class R6 Shares
Shares sold	1,125,142	12,571,602	33,154,492	329,753,249
Reinvestment of distributions	1,392,686	15,480,001	821,046	8,441,321
Shares redeemed	(11,628,948)	(128,169,723)	(7,486,795)	(77,007,638)
	(9,111,120)	(100,118,120)	26,488,743	261,186,932

NET DECREASE	(9,334,028)	$(102,409,109)	(1,142,344)	$(12,219,866)

(a)	Commenced operations on April 17, 2018.

63

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2019

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	17,313	$115,284	102,801	$658,762
Reinvestment of distributions	27,666	181,458	11,578	72,106
Shares redeemed	(133,563)	(880,310)	(267,656)	(1,706,515)
	(88,584)	(583,568)	(153,277)	(975,647)
Class C Shares
Shares sold	7,654	50,574	1,347	9,031
Reinvestment of distributions	1,236	8,170	761	4,862
Shares redeemed	(24,265)	(160,041)	(87,925)	(563,412)
	(15,375)	(101,297)	(85,817)	(549,519)
Institutional Shares
Shares sold	8,716	56,319	428,434	2,715,056
Reinvestment of distributions	73,914	468,031	37,833	225,710
Shares redeemed	(779,156)	(4,946,254)	(17,488,827)	(111,884,808)
	(696,526)	(4,421,904)	(17,022,560)	(108,944,042)
Investor Shares
Shares sold	5,647	36,236	13,116	81,200
Reinvestment of distributions	1,155	7,508	408	2,509
Shares redeemed	(6,685)	(43,263)	(12,924)	(78,892)
	117	481	600	4,817
Class P Shares(a)
Shares sold	450,105	2,742,148	17,791,513	112,301,001
Reinvestment of distributions	783,596	4,953,513	355,249	2,124,941
Shares redeemed	(4,727,059)	(29,304,679)	(3,750,183)	(22,161,241)
	(3,493,358)	(21,609,018)	14,396,579	92,264,701
Class R6 Shares
Shares sold	2,984	17,500	211,882	1,323,213
Reinvestment of distributions	221	1,403	1,936	11,771
Shares redeemed	(36,615)	(231,407)	(180,233)	(1,130,827)
	(33,410)	(212,504)	33,585	204,157

NET DECREASE	(4,327,136)	$(26,927,810)	(2,830,890)	$(17,995,533)

(a)	Commenced operations on April 17, 2018.

64

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	227,288	$3,201,254	428,269	$6,523,130
Reinvestment of distributions	312,466	4,079,245	277,579	3,883,857
Shares redeemed	(530,890)	(7,780,801)	(1,097,552)	(16,145,265)
	8,864	(500,302)	(391,704)	(5,738,278)
Class C Shares
Shares sold	28,594	401,009	44,579	636,170
Reinvestment of distributions	33,147	405,126	42,238	564,452
Shares redeemed	(150,042)	(2,062,750)	(623,794)	(9,023,570)
	(88,301)	(1,256,615)	(536,977)	(7,822,948)
Institutional Shares
Shares sold	135,002	2,050,337	1,817,851	26,624,360
Reinvestment of distributions	350,890	4,783,526	409,345	5,974,354
Shares redeemed	(713,201)	(10,667,043)	(12,723,463)	(198,938,100)
	(227,309)	(3,833,180)	(10,496,267)	(166,339,386)
Service Shares
Shares sold	31,027	448,622	30,587	443,406
Reinvestment of distributions	11,363	149,446	8,223	116,078
Shares redeemed	(34,795)	(509,930)	(82,746)	(1,260,718)
	7,595	88,138	(43,936)	(701,234)
Investor Shares
Shares sold	247,679	3,565,982	323,155	4,905,020
Reinvestment of distributions	61,364	816,930	95,922	1,352,025
Shares redeemed	(597,713)	(8,946,471)	(481,591)	(7,130,821)
	(288,670)	(4,563,559)	(62,514)	(873,776)
Class P Shares(a)
Shares sold	398,650	5,847,092	7,730,538	122,203,459
Reinvestment of distributions	1,076,244	14,663,258	1,069,090	15,469,785
Shares redeemed	(1,851,220)	(26,694,238)	(1,938,194)	(28,227,623)
	(376,326)	(6,183,888)	6,861,434	109,445,621
Class R Shares
Shares sold	29,969	425,456	61,635	897,688
Reinvestment of distributions	11,952	153,893	11,828	164,225
Shares redeemed	(73,920)	(1,077,467)	(132,383)	(1,966,764)
	(31,999)	(498,118)	(58,920)	(904,851)
Class R6 Shares
Shares sold	26,237	418,449	750,418	11,504,084
Reinvestment of distributions	7,753	105,815	9,014	130,756
Shares redeemed	(24,717)	(371,927)	(712,548)	(11,015,388)
	9,273	152,337	46,884	619,452

NET DECREASE	(986,873)	$(16,595,187)	(4,682,000)	$(72,315,400)

(a)	Commenced operations on April 17, 2018.

65

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund and Goldman Sachs Real Estate Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund and Goldman Sachs Real Estate Securities Fund (three of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds will amortize their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343,365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

At the Meeting, the shareholders of the Goldman Sachs Large Cap Growth Insights Fund approved a change to the Fund’s sub-classification under the Act from “diversified” to “non-diversified”. The Trust’s shareholders voted as follows:

Proposal 2.

To approve a change to the Fund’s sub-classification under
the Investment Company Act of 1940 from “diversified” to
“non-diversified” and to eliminate a related fundamental
investment restriction.

	For	Against	Abstained	Broker Non-Votes

Large Cap Growth Insights Fund	23,785,792.632	250,521.921	196,802.993	9,592,467.322

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Fund Expenses — Six Month Period Ended December 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Real Estate Securities Fund				International Real Estate Securities Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*
Class A

Actual	$1,000	$1,062.10		$7.02	$1,000	$1,063.50		$7.18	$1,000	$1,065.20		$6.77
Hypothetical 5% return	1,000	1,018.40	+	6.87	1,000	1,018.25	+	7.02	1,000	1,018.65	+	6.61
Class C

Actual	1,000	1,058.30		10.89	1,000	1,058.90		11.05	1,000	1,061.90		10.65
Hypothetical 5% return	1,000	1,014.62	+	10.66	1,000	1,014.47	+	10.82	1,000	1,014.87	+	10.41
Institutional

Actual	1,000	1,063.30		5.10	1,000	1,066.50		5.21	1,000	1,067.70		4.79
Hypothetical 5% return	1,000	1,020.27	+	4.99	1,000	1,020.16	+	5.09	1,000	1,020.57	+	4.69
Service

Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,064.80		7.39
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.05	+	7.22
Investor

Actual	1,000	1,062.70		5.77	1,000	1,064.00		5.88	1,000	1,067.20		5.47
Hypothetical 5% return	1,000	1,019.61		5.65	1,000	1,019.51		5.75	1,000	1,019.91	+	5.35
Class P

Actual	1,000	1,064.50		5.05	1,000	1,065.00		5.15	1,000	1,067.80		4.74
Hypothetical 5% return	1,000	1,020.32	+	4.94	1,000	1,020.21	+	5.04	1,000	1,020.62	+	4.63
Class R

Actual	1,000	1,060.00		8.31	N/A	N/A		N/A	1,000	1,063.80		8.06
Hypothetical 5% return	1,000	1,017.14	+	8.13	N/A	N/A		N/A	1,000	1,017.39	+	7.88
Class R6

Actual	1,000	1,063.50		5.05	1,000	1,066.30		5.10	1,000	1,067.70		4.74
Hypothetical 5% return	1,000	1,020.32	+	4.94	1,000	1,020.27		4.99	1,000	1,020.62	+	4.63

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Global Real Estate Securities	1.35%	2.10%	0.98%	N/A	1.11%	0.97%	1.60%	0.97%
International Real Estate Securities	1.38	2.13	1.00	N/A	1.13	0.99	N/A	0.98
Real Estate Securities	1.30	2.05	0.92	1.42%	1.05	0.91	1.55	0.91

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

69

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]

Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Funds’ Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

70

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

71

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Goldman Sachs Trust — Real Estate Securities Funds —Tax Information (Unaudited)

For the year ended December 31, 2019, 0.14% of the dividends paid from net investment company taxable income by the Real Estate Securities Fund qualify for the dividends received deduction available to corporations.

For the year ended December 31, 2019, 100% of the dividends paid from net investment company taxable income by the Real Estate Securities Fund qualify as section 199A dividends.

For the 2019 tax year, the International Real Estate Securities Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Real Estate Securities Fund from sources within foreign countries and possessions of the United States was $0.2049 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year from foreign sources was 43.40%. The total amount of foreign taxes paid by the Fund was $0.0211 per share.

For the year ended December 31, 2019, 12.55% and 29.83% of the dividends paid from net investment company taxable income by Global Real Estate Securities and International Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Global Real Estate Securities and Real Estate Securities Funds designates $4,593,854 and $22,430,055, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2019.

During the year ended December 31, 2019, the Global Real Estate Securities and Real Estate Securities Funds designates $1,697,365 and $565,814, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

72

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.69 trillion in assets under supervision as of December 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[7]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
[7]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed to the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush* Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado* James A. McNamara Roy W. Templin Gregory G. Weaver *Effective as of January 23, 2020	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 192300-OTU-1141388 RESAR-20

Goldman Sachs Funds

Annual Report	December 31, 2019

Alternative Funds
Absolute Return Tracker
Alternative Premia
Commodity Strategy
Managed Futures Strategy

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Alternative Funds

∎	ABSOLUTE RETURN TRACKER

∎	ALTERNATIVE PREMIA

∎	COMMODITY STRATEGY

∎	MANAGED FUTURES STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund’s investment objective is to seek to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 10.36%, 9.69%, 10.91%, 10.66%, 10.93%, 10.06% and 10.82%, respectively. These returns compare to the 8.62% average annual total return of the Fund’s benchmark, the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees) (the “HFRX Global Hedge Fund Index”)[1], during the same time period.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	Hedge funds, as measured by the HFRX Global Hedge Fund Index, overall posted solid gains during the Reporting Period, following losses in calendar year 2018. Equity long/short hedge funds, as measured by the HFRX Equity Hedge Index, were strongest, returning 10.71%. Event driven hedge funds followed closely, with the HFRX Event Driven Index returning 9.96%. Relative value hedge funds, as measured by the HFRX Relative Value Arbitrage Index, generated a return of 6.55%. Global macro hedge funds were weakest but still posted solid positive returns, with the HFRX Macro/CTA Index returning 4.84% for the Reporting Period.

As the Reporting Period began, hedge funds were up overall, with the HFRX Global Hedge Fund Index gaining 2.13% in the first month of 2019. Global equities posted gains across geographies for the month, rebounding from a challenging end to 2018. In January 2019, global government bond yields declined modestly; the U.S. dollar weakened overall relative to global currencies; and commodities posted gains for the month, led by energy. Hedge funds were mixed across styles for the month, as the HFRX Equity Hedge, Event Driven and Relative Value Arbitrage indices posted gains, while the HFRX Macro/CTA Index declined for the month. Hedge funds were again up overall in February 2019, with the HFRX Global Hedge Fund Index gaining 0.63% for the month. Equities continued to rally into February across geographies and regions amid recovering commodity prices and continued accommodative posturing from the U.S. Federal Reserve (the “Fed”). In February 2019, global government bond yields rose modestly, and the U.S. dollar strengthened slightly overall relative to global currencies. Hedge funds were mixed across styles for the month, as the HFRX Equity Hedge, Macro/CTA and Relative Value Arbitrage indices posted gains, while the HFRX Event Driven Index declined for the month. Hedge funds were slightly down overall in March 2019, with the HFRX Global Hedge Fund Index declining 0.17% for the month. Equities posted another month of gains in March across geographies and regions, while global government bond yields declined. The U.S. dollar strengthened slightly overall relative to global currencies. Hedge funds were mixed across styles in March, as the HFRX Equity Hedge and Macro/CTA indices posted gains, while the HFRX Event Driven and Relative Value Arbitrage indices declined for the month.

Hedge funds were up overall in April 2019, with the HFRX Global Hedge Fund Index gaining 0.66% for the month. Global equity markets continued their 2019 rally globally in April, gaining against a backdrop of strong economic growth

[1]	The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

1

PORTFOLIO RESULTS

and robust merger and acquisition and Initial Public Offering activity, particularly in the U.S. Global government bond yields generally increased in April 2019, while the U.S. dollar was largely flat versus developed market currencies. Commodities were mixed during the month, with energy posting gains, led by a rally in oil, while agricultural commodities had weak performance, led by declines in wheat. Hedge funds were up across all four major styles for the month. Hedge funds declined overall in May 2019, with the HFRX Global Hedge Fund Index returning -0.68% for the month. Global equity markets reversed sharply, declining against a backdrop of heightened trade tensions. Global government bond yields generally declined in May 2019, while the U.S. dollar strengthened versus most global currencies. Commodities were mixed during the month, with energy declining, while agricultural commodities gained. Hedge funds were mixed across styles for the month, as the HFRX Equity Hedge, Event Drive and Macro/CTA indices posted declines, while the HFRX Relative Value Arbitrage Index was slightly up. Hedge funds were then up overall in June 2019, with the HFRX Global Hedge Fund Index returning 1.61% for the month. Global equity markets and risk assets broadly rallied in June against a backdrop of accommodative central bank commentary and increased optimism regarding trade negotiations. Global government bond yields generally declined during June 2019, while the U.S. dollar weakened versus most global currencies. Commodities were generally up for the month, with energy leading gains. Hedge funds were up across all four major styles for the month, led by the HFRX Macro/CTA Index.

Hedge funds were up overall in July 2019, with the HFRX Global Hedge Fund Index returning 0.77% for the month. Global equity markets and risk assets were mixed across geographies in July, with U.S. markets gaining, while emerging markets equities lost ground. Developed market government bond yields generally declined during the month, while the U.S. dollar strengthened versus most global currencies. Commodities were mixed for the month, with agricultural commodities and precious metals gaining, while energy declined. Hedge funds were up across all four major styles for the month, led by global macro hedge funds. Hedge funds overall were then up more slightly in August 2019, with the HFRX Global Hedge Fund Index returning 0.38% for the month. Global equity markets and risk assets posted losses across geographies in August against a backdrop of heightened trade tension. Developed market government bond yields generally declined during the month, while the U.S. dollar strengthened versus most global currencies. Commodities were mixed for the month, with precious metals gaining but energy and agricultural commodities declining. Global macro hedge funds were up the most of the four major style categories for the third month in a row in August, and event driven hedge funds were also up overall for the month. However, relative value hedge funds were relatively flat in August, and equity long/short hedge funds were down in August. In September 2019, hedge funds were up slightly overall, with the HFRX Global Hedge Fund Index returning 0.45% for the month. Equity markets posted gains across geographies in September; developed market government bond yields increased in the first half of the month; and the U.S. dollar strengthened versus most global currencies. Commodities were mostly up for the month, with energy and agricultural commodities gaining but silver and gold declining. In a sharp reversal from the prior three months, global macro hedge funds declined in September. Event driven hedge funds were up the most, followed by equity long/short hedge funds and then relative value hedge funds.

Hedge funds were up slightly overall in October 2019, with the HFRX Global Hedge Fund Index returning 0.31% for the month. Equity markets posted gains across most geographies in October; longer-dated developed market government bond yields increased overall; and the U.S. dollar weakened versus most global currencies. Commodities were generally up for the month, with strong performance among precious metals and natural gas. Global macro hedge funds posted losses for the second month in a row, while event driven hedge funds, equity long/short hedge funds and relative value hedge funds were up overall. Hedge funds overall then had a stronger month in November 2019, with the HFRX Global Hedge Fund Index returning 1.03% for the month. Developed equity markets posted gains across regions in November; government bond yields increased modestly; and the U.S. dollar strengthened versus most global currencies. Commodities were generally up for the month, with gains among many agricultural commodities but losses in natural gas. Hedge funds were up across all four major styles for the month, led by event driven hedge funds. In December 2019, hedge funds enjoyed another strong month, with the HFRX Global Hedge Fund Index returning 1.22%. Equity markets posted gains across regions in December, while government bond yields increased modestly. The U.S. dollar weakened versus most global currencies, and commodities were generally up for the month. For the second consecutive month, hedge funds were up across all four major styles in December, led by event driven hedge funds.

2

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe hedge funds derive a large portion of their returns from exposure to sources of market risk. The Fund uses a quantitative methodology in combination with a qualitative overlay to seek to identify the Market Exposures, or sources of market risk, that approximate the return and risk patterns of specific hedge fund indices. The Fund’s quantitative methodology seeks to allocate the Fund’s exposure to each Hedge Fund Sub-Strategy such that the Fund’s investment results approximate the return and risk patterns of a diversified universe of hedge funds. During the Reporting Period, the Fund posted positive absolute returns that outperformed the HFRX Global Hedge Fund Index on a relative basis. On an absolute basis, all four of the Fund’s Sub-Strategies contributed positively to performance during the Reporting Period.

Among the four Sub-Strategies, the Fund’s Equity Long/Short Hedge Fund Sub-Strategy contributed most positively to the Fund’s absolute return during the Reporting Period. Long exposure to single-name stocks to which hedge funds had large investments (based on 13F filings with the Securities & Exchange Commission (“SEC”)) and European equities contributed the most. Conversely, exposure to the Fund’s market neutral global long/short value strategy detracted from results.

The Fund’s Macro Hedge Fund Sub-Strategy contributed positively to the Fund’s return on an absolute basis during the Reporting Period, with its trend-following strategy and exposure to U.S. large-cap equities adding most. Conversely, the Fund’s currency positioning, specifically its U.S. dollar/euro trade, detracted most.

Within the Fund’s Relative Value Hedge Fund Sub-Strategy, long exposure to global high yield credit and its Relative Value S&P 500 put writing strategy contributed most positively to results. (Put options are most commonly used in the stock market to protect against the decline of the price of a stock below a specified price. If the price of the stock declines below the specified price of the put option, the owner/buyer of the put has the right, but not the obligation, to sell the asset at the specified price, while the seller of the put has the obligation to purchase the asset at the strike price if the owner uses the right to do so (the owner/buyer is said to exercise the put or put option). Exposure to U.S. mid-cap equities detracted most during the Reporting Period.

Within the Fund’s Event Driven Hedge Fund Sub-Strategy, the Event Driven S&P 500 put writing strategy and exposure to European high yield credit contributed most positively to results. Conversely, exposure to U.S. high yield credit detracted from results.

In addition to the asset classes mentioned above, the Fund was invested in a variety of developed and emerging market equities, short-term interest rates, government bonds, currencies, credit, real estate and commodities during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, emerging markets equities, commodities, government bonds and short-term interest rates. The Fund used currency forward contracts to gain exposure to select developed and emerging market currencies of non-U.S. developed markets. The Fund used total return swaps to gain exposure to a broad commodity index, Master Limited Partnerships, and developed market and developed market growth equity indices. The Fund also used listed put options on the S&P 500 Index within the put writing sub-strategies to gain exposure to U.S. large cap equities. Lastly, the Fund used exchange-traded credit default swaps to gain exposure to high yield and investment grade credit markets across the U.S. and Europe. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized positive absolute returns during the Reporting Period.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	There were no changes made in the Fund’s investment strategy during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a 46% allocation to the Equity Long/Short Hedge Fund Sub-Strategy, 27% to the Macro Hedge Fund Sub-Strategy, 20% to the Relative Value Hedge Fund Sub-Strategy and 7% to the Event Driven Hedge Fund Sub-Strategy, quite similar to the Sub-Strategy allocations at the start of the Reporting Period.

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PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s strategy going forward?

A	In the coming months, we intend to remain focused on the Fund’s investment objective of seeking to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. We understand that the hedge fund industry is dynamic, and to keep pace, we seek to understand trends in the hedge fund industry by digesting information from a number of sources, including hedge fund return databases, prime brokerage reports, hedge fund consultants, regulatory filings and other public sources. Additionally, we emphasize ongoing research and continued process and model enhancement, which we can implement through our scalable, robust technological platform.

4

FUND BASICS

Absolute Return Tracker Fund

as of December 31, 2019

FUND COMPOSITION[1]

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Performance Summary

December 31, 2019

The following graph shows the value as of December 31, 2019, of a $1,000,000 investment made on January 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Absolute Return Tracker Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	10.36%	3.17%	2.73%	—
Including sales charges	4.34%	2.02%	2.14%	—

Class C
Excluding contingent deferred sales charges	9.69%	2.39%	1.96%	—
Including contingent deferred sales charges	8.63%	2.39%	1.96%	—

Institutional	10.91%	3.57%	3.13%	—

Investor	10.66%	3.44%	2.98%	—

Class P (Commenced April 17, 2018)	10.93%	N/A	N/A	4.27%

Class R	10.06%	2.90%	2.46%	—

Class R6 (Commenced July 31, 2015)	10.82%	N/A	N/A	3.82%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Alternative Premia Fund

Investment Objective

The Fund seeks long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Alternative Premia Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 0.63%, -0.14%, 1.11%, 1.00%, 1.11%, 0.39% and 0.99%, respectively. These returns compare to the 2.59% average annual total return of the Fund’s benchmark, the ICE® BofAML® USD LIBOR 3-Month Constant Maturity Index (the “LIBOR Three-Month Index”).

We note that the Fund’s benchmark being the LIBOR Three-Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What were the primary contributors to and detractors from the Fund’s performance based on your team’s asset allocation decisions during the Reporting Period?

A	Overall, most share classes of the Fund realized positive, albeit modest, absolute returns during the Reporting Period. From an asset class perspective, alternative risk premia in currencies and volatility contributed positively to performance. On the downside, allocations to commodities and equities premia detracted most.

Alternative risk premia in currencies contributed the most to performance, specifically carry-typed premia that seek to capitalize on the difference between yields in different currencies. Within currencies premia, structural-typed premia, which seek to capture capital flows between countries, also contributed positively.

Across all asset classes during the Reporting Period, carry-typed premia were the best performing style, especially carry-typed fixed income premia, with volatility premia also adding value. Structural-based premia also contributed positively, especially structural-based commodities and currencies premia. Momentum-based premia also contributed positively, albeit more modestly, during the Reporting Period. Conversely, value-based premia detracted across asset classes during the Reporting Period. Carry styles seek to capitalize on the tendency for higher yielding assets to outperform lower yielding assets. Structural styles seek to profit from anomalies or mispricing present in the market. Momentum styles seek to exploit the tendency for recent relative price movements to continue in the near future. Value styles seek to take advantage of the tendency for assets with low or high market prices to revert to their fundamental valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund allocated to alternative risk premia across a range of asset classes, which included equities, fixed income, credit, currencies and commodities. The Fund used derivative instruments to gain exposure to these asset classes. Instruments traded included credit swaps, total return swaps, equity-linked derivative instruments, forward foreign currency exchange contracts, futures contracts and written and purchased options. The use of these instruments is integral to the Fund’s current investment strategy and overall realized positive absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	During the Reporting Period, we modestly increased the Fund’s allocations to currency, equities and volatility premia, and we modestly reduced the Fund’s allocations to commodities, credit and fixed income premia.

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PORTFOLIO RESULTS

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund’s risk premia budget was 32.3% to equities, 22.9% to commodities, 22.1% to currencies, 12.5% to fixed income and 10.2% to volatility.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Fund portfolio manager Evgeny Gladchenko left the firm. Evgeny’s portfolio management responsibilities for the Fund were assumed by Federico Gilly and Matthew Schwab, both managing directors and co-heads of research, portfolio management and portfolio construction for the Alternative Investment Strategies team within the QIS Team. Both Federico and Matthew have been portfolio managers of the Fund since 2017. Federico and Matthew joined the firm in 2000 and 2007, respectively, and each has more than 26 years of industry experience. Armen Avanessians and Gary Chropuvka continue as global co-heads of the QIS Team, which represents more than 180 professionals.

Q	What is the Fund’s asset allocation view and strategy for the months ahead?

A	The Fund is a multi-alternative solution that seeks to deliver long-term absolute return differentiated from those returns of core equities and fixed income markets. The Fund maintains a diversified set of exposures across equities, fixed income, currencies, commodities and credit. At the end of the Reporting Period, we maintained conviction in our diversified approach and intended to continue to manage the Fund consistent with stated objectives. There is no guarantee that the Fund’s diversified alternative investment strategies will cause it to achieve its investment objective.

8

FUND BASICS

Alternative Premia Fund

as of December 31, 2019

FUND COMPOSITION[1]

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Performance Summary

December 31, 2019

The following graph shows the value as of December 31, 2019, of a $1,000,000 investment made on January 5, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML USD LIBOR Three-Month Constant Maturity Index (the “LIBOR Three-Month Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Alternative Premia Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 5, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Five Years	Since Inception
Class A (Commenced January 5, 2010)
Excluding sales charges	0.63%	1.17%	2.61%
Including sales charges	-4.89%	0.03%	2.04%

Class C (Commenced January 5, 2010)
Excluding contingent deferred sales charges	-0.14%	0.42%	1.85%
Including contingent deferred sales charges	-1.13%	0.42%	1.85%

Institutional (Commenced January 5, 2010)	1.11%	1.60%	3.04%

Investor (Commenced January 5, 2010)	1.00%	1.45%	2.88%

Class P (Commenced April 17, 2018)	1.11%	N/A	-1.43%

Class R (Commenced January 5, 2010)	0.39%	0.93%	2.36%

Class R6 (Commenced July 31, 2015)	0.99%	N/A	2.09%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

10

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Goldman Sachs Commodity Strategy Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund primarily gains exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked swaps (which may include total return swaps), as well as other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A commodity Fund that seeks to:

∎	Provides exposure to the commodity markets without direct investment in physical commodities

∎	Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices

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PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 16.31%, 15.54%, 16.77%, 16.73%, 16.73%, 16.11% and 16.87%, respectively. These returns compare to the 17.63% average annual total return of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged, formerly the Goldman Sachs Commodity Index) (the “S&P GSCI®”), during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets overall, as measured by the S&P GSCI®, posted double-digit positive returns during the Reporting Period, despite a weak second calendar quarter. It was the strongest annual performance for the S&P GSCI® since 2007. Across the commodity markets, gains were driven by the petroleum complex and precious metals, while agriculture and livestock detracted from headline performance. Natural gas ended the year with the poorest performance of all the single commodity constituents of the S&P GSCI®. By comparison to the S&P GSCI® return of 17.63% for the Reporting Period, the S&P 500® Index and the ICE U.S. Dollar Index (“DXY”) returned 31.49% and 0.22%, respectively.[1] Overall, commodities during 2019 were boosted by the U.S. Federal Reserve’s (the “Fed”) dovish turn in its monetary policy and a rallying U.S. equity market that more than offset the headwinds of trade tensions, uncertainty around global economic growth and numerous geopolitical flashpoints. (Dovish tends to suggest lower interest rates; opposite of hawkish.)

Q	Which commodity subsectors were strongest during the Reporting Period?

A	The energy subsector of the S&P GSCI® was strongest on a relative basis, posting a return of 29.69% for the 12 months ended December 31, 2019, led by crude oil. West Texas Intermediate oil posted a total return of 34.09%, and Brent crude oil posted a total return of 37.71% for the Reporting Period. Oil rallied in the first months of 2019 through April along with other risk assets, as investor risk sentiment improved from overblown recession fears and bounced back from the large sell-off experience in the fourth quarter of 2018 to a more stable economic growth outlook. Prices remained largely range-bound during the second and third calendar quarters, as softening economic data and uncertainty around U.S.-China trade negotiations weighed on oil demand. Despite decreasing demand, prices subsequently stabilized due to various supply-side outages, including sanctions on Venezuela and Iran, an extension of the Organization of Petroleum Exporting Countries+ (“OPEC+”) production cuts and an attack on Saudi Arabia’s Khurais oil field in September, which initially took 5.7 million barrels per day offline, accounting for approximately 6% of the world’s global production. (OPEC is an organization of 12 countries that aims to manage the supply of oil in an effort to set the price of oil on the world market to avoid fluctuations that might affect the economies of both producing and purchasing countries. The + is the cartel’s oil-producing allies, including Russia.) The results of these supply and demand shifts left markets rather balanced through year-end, with a rally in risk assets in December that

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The DXY is a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies.

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PORTFOLIO RESULTS

supported a pick-up in oil prices as well, based on improving optimism around U.S.-China trade negotiations and the Fed’s dovish pivot to bolster U.S. economic growth. Natural gas, however, posted a total return of -32.28%, the weakest individual commodity constituent of the S&P GSCI® during the Reporting Period. The sell-off in natural gas persisted from December 2018 through the first half of 2019, with pricing coming down significantly, pressured primarily by a large excess supply in natural gas production from U.S. shale producers.

The precious metals subsector of the S&P GSCI® was second-strongest on a relative basis with a return of 17.62% for the Reporting Period. Both gold and silver rallied during the calendar year with double-digit gains, and palladium was the second-strongest individual constituent of the S&P GSCI® during the Reporting Period. Precious metals performed well, rallying on the back of the Fed’s dovish pivot early in the year, which led to three interest rate cuts by the end of 2019. Other central banks also matched the Fed in their willingness to cut interest rates, which supported the precious metals. With interest rates lower, inflation expectations tend to rise, and investors tend to seek precious metals, including gold and silver, as a real-asset store of value to mitigate nominal wealth erosion from inflation. Additionally, central banks themselves have been purchasing gold to diversify their exposure to dollars as a strategic reserve. Precious metals also benefited from a “safe haven” bid amidst increased geopolitical and trade tensions as well as concerns surrounding weakening global economic growth.

The industrial metals subsector, as measured by the S&P GSCI® Industrial Metals Index, returned 2.59% for the Reporting Period overall, with individual constituent performance mixed. Nickel was the standout performer in 2019. While well off its late-summer highs, which were fueled by industrial manufacturers’ concerns of future availability and speculator-driven demand produced by trend-following strategies, nickel posted a total return of nearly 33% for the Reporting Period. Worries about future access to nickel stemmed mainly from a planned 2022 ban of ore exports from a major producer in Indonesia. Iron ore was actually the strongest individual constituent in the broad S&P GSCI® during the Reporting Period, a function of several significant supply curtailments and persistent Chinese steel demand. Copper was also up, albeit more modestly. Despite low copper inventories, its prices remained subdued given disappointing manufacturing data in China. Aluminum prices were also up modestly. Zinc, however, was a drag on the subsector’s performance, ending the Reporting Period with a -8.12% price change. Trade tensions and global economic growth uncertainty caused the mixed performance. Industrial metals are a key input to the manufactured goods supply chain, which is globally situated and whose future demand is contingent upon continued growth in consumer demand and international trade agreements.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	The livestock component of the S&P GSCI® was weakest on a relative basis, posting a return of -5.55% for the 12 months ended December 31, 2019. Within the subsector, live cattle was mostly flat, but lean hogs were a detractor during the Reporting Period. Despite the African swine fever ravaging the world’s largest pig herd, the U.S.-China trade war greatly restricted the ability of U.S. pork producers, even with burgeoning U.S. hog supplies, to export their product to China.

The agriculture component of the S&P GSCI® also significantly underperformed the broad S&P GSCI®, returning -0.34% during the Reporting Period. While the price returns for corn, soybeans and wheat were all positive during 2019, their negative roll yields* led to the sector’s rather flat performance. Both corn and soybeans maintained

*	Roll yield is the amount of return generated when the futures market is in backwardation after rolling a short-term contract into a longer-term contract and profiting from the convergence toward a higher spot price. Backwardation occurs when a futures contract will trade at a higher price as it approaches expiration, compared to when the contract is further away from expiration. When the market is in backwardation, the future price of an asset is below the expected future spot price. In this case, an investor profits when he rolls his position to the contract with a later expiration date because he is effectively paying less money than expected by the spot market for the underlying asset that the futures investment represents. Negative roll yield occurs when a market is in contango, the opposite of backwardation. When a market is in contango, the future price of the asset is above the expected future spot price. When a market is in contango, an investor will lose money when rolling contracts.

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PORTFOLIO RESULTS

elevated stocks to use. Sub-optimal planting weather, declining U.S. exports and persistent trade tensions kept agriculture prices range-bound through much of the Reporting Period. In soybeans specifically, U.S. exports declined as a result of China tariffs, but U.S. inventories shrunk as a result of adverse weather during the planting and growing season, negatively impacting yields. Overall sector performance was sluggish with robust U.S. inventories and demand significantly impacted by the U.S.-China trade war rhetoric and tit-for-tat tariff escalations.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit positive absolute returns but modestly underperformed the S&P GSCI® during the Reporting Period. The Fund’s roll-timing strategies had a marginally negative effect on the Fund’s returns for the Reporting Period overall. Our enhanced cash management strategy contributed positively, albeit modestly, to the Fund’s results during the Reporting Period.

Q	How did the Fund’s roll-timing strategies impact performance during the Reporting Period?

A	As indicated above, the Fund’s roll-timing strategies, implemented via exposure to commodity index-linked swaps, had a marginally negative effect on the Fund’s returns for the Reporting Period overall. In particular, the Fund’s deferred exposure to crude oil during the second half of the Reporting Period led to marginally negative performance versus the S&P GSCI®.

We often implement commodity roll-timing strategies by deviating from the S&P GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the S&P GSCI® roll.

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, we favored high quality government and agency securities for the Fund’s collateral allocation. Overall, fixed income securities used for the Fund’s collateral allocation contributed positively, albeit slightly, to returns. More specifically, investments in short-term money market instruments, such as commercial paper, contributed positively, as commercial paper rallied. Investments in U.S. Treasury bonds and agency mortgage-backed securities were also additive to performance during the Reporting Period amidst the Fed’s interest rate cuts. Short positions in U.S. Treasury futures, held for the purpose of duration management, were marginal detractors.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps in implementing our roll-timing strategies in order to gain exposure to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures, options, interest rate swaps, agency collateralized mortgage obligations, currency swaps and forward sales contracts, which are agency mortgage-backed derivatives used in purchasing a future issuance of agency mortgage-backed securities. The Fund used U.S. Treasury futures contracts and interest rate swaps for duration management purposes. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized strong positive absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	While the Fund seeks to gain exposure to commodities as represented in the S&P GSCI®, the Fund established deferred positions in West Texas Intermediate crude oil and Brent crude oil as part of its strategic allocation during the Reporting Period. We also reduced the Fund’s position in cash and increased its investments in fixed income securities. No other significant changes in the Fund’s strategy or allocation were made during the Reporting Period. The Fund continued to hold exposure to the commodities markets primarily in the form of swaps linked to the S&P GSCI®.

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PORTFOLIO RESULTS

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was, for the most part, positioned along with the S&P GSCI® in the front month across the stack of commodities curves. (Front month refers to the futures contract that is closest to expiration and is usually for delivery in the next calendar month (e.g., front-month contracts traded in February are typically for delivery in March).) The exceptions were deferred exposure to crude oil. The Fund held exposure to the commodities underlying the S&P GSCI® through customized swaps in the Subsidiary. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures that provide exposure to the performance of the commodity markets.)

The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

At the end of the Reporting Period, the Fund’s net assets were allocated approximately 19.03% to commodity-linked securities, 50.88% to fixed income securities and 30.09% to cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Michael Johnson, head of the commodities team within Global Fixed Income, left the firm at the end of March 2019. Mark Van Wyk, head of the government swaps strategy and a portfolio manager for our inflation-linked strategies, has assumed responsibility for the commodities strategy. Mark also assumed Michael’s portfolio management responsibilities for the Fund. Mark helped launch the commodities enhanced index strategy in 1995 and has continued to trade commodities within our inflation strategy. Mark joined GSAM in 1994 and has 25 years of investment experience. Sam Finkelstein remains a portfolio manager of the Fund, along with Mark. We remain focused on our goal of delivering strong returns for our Fund shareholders, primarily through commodity roll-timing strategies.

Q	What is the Fund’s view and strategy going forward?

A	Oil prices were supported in 2019 by ongoing and deep OPEC+ production cuts in addition to supply outages emanating from Venezuela and Iran. This was despite weaker than expected oil demand growth and a continued increase in U.S. oil production, albeit at a slower pace. We expect the resultant physical tightness in the Brent crude oil market to continue as the term structure stays backwardated and generates a positive roll yield. Geopolitical risks are likely to remain heightened, particularly between the U.S. and Saudi Arabia versus Iran. In the U.S., capital discipline among U.S. oil companies may result in slower production growth for domestic shale production, resulting in less market supply and potential support for West Texas Intermediate crude prices. Indeed, U.S. shale production appears to be slowing, as high accumulated leverage and poor returns close access to the capital markets for oil producers. This slowdown, along with continued OPEC+ production cuts should, in our view, keep the market balanced. However, potential oil disruptions could drive price volatility. In the industrial metals subsector, we believe copper prices could reverse course and rally if a near-term trade deal between the U.S. and China is struck and sentiment improves. At the end of the Reporting Period, we maintained the Fund’s positioning along with the S&P GSCI® in the front month across the stack of commodities curves, with the exception of crude oil. Irrespective of directionality, we believe the market will continue to hold opportunities for the active, relative value investor.

15

FUND BASICS

Commodity Strategy Fund

as of December 31, 2019

FUND COMPOSITION[1]

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	Mortgage-backed securities issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”) are guaranteed by the issuing entity. GNMA instruments are also backed by the full faith and credit of the United States Government. Mortgage-backed securities issued by private issuers may not be guaranteed.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

GOLDMAN SACHS COMMODITY STRATEGY FUND

Performance Summary

December 31, 2019

The following graph shows the value as of December 31, 2019, of a $1,000,000 investment made on January 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged) (“S&P GSCI Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Commodity Strategy Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	16.31%	-4.95%	-5.68%	—
Including sales charges	11.03%	-5.80%	-6.11%	—

Class C
Excluding contingent deferred sales charges	15.54%	-5.67%	-6.37%	—
Including contingent deferred sales charges	14.43%	-5.67%	-6.37%	—

Institutional	16.77%	-4.67%	-5.39%	—

Investor	16.73%	-4.68%	-5.43%	—

Class P (Commenced April 17, 2018)	16.73%	N/A	N/A	-2.74%

Class R	16.11%	-5.28%	-5.94%	—

Class R6 (Commenced July 31, 2015)	16.87%	N/A	N/A	-1.94%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

17

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 2.28%, 1.51%, 2.82%, 2.60%, 2.71%, 2.14% and 2.72%, respectively. These returns compare to the 2.33% average annual total return of the Fund’s benchmark, the ICE® BofAML® USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), during the same time period.

We note that the Fund’s benchmark being the LIBOR One-Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

During the Reporting Period, the Fund generated solid positive performance. Exposures to short-term interest rates and developed fixed income contributed the most to the Fund’s performance. Conversely, exposures to commodities and emerging markets equities detracted the most.

More specifically, positioning in short-term interest rates across regions was the largest positive contributor to returns during the Reporting Period, with seven of the eight regions in which the Fund invests adding value. Short-term interest rates in the U.S., Australia and the Eurozone were the best contributors by geography. In terms of developed fixed income, European, U.S. and Swedish fixed income were the best contributors. The Fund was short both short-term interest rates and developed fixed income at the end of the Reporting Period.

Conversely, the Fund had mixed results across different emerging markets equity markets. Chinese H shares and South African equities detracted the most during the Reporting Period, while China A shares contributed positively. The Fund was short emerging markets equities overall at the end of the Reporting Period. Within commodities, exposures to lean hogs, gasoline and West Texas Intermediate crude oil detracted the most during the Reporting Period. The Fund ended the Reporting Period with mixed exposures across commodities that were on average long.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in equity index futures, forward foreign currency exchange contracts and currency forwards to achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps, credit swaps, total return swaps and currency forwards to achieve exposure to fixed

18

PORTFOLIO RESULTS

income. We used sector-based commodity-linked structured notes and commodity futures as a means of expressing momentum/trend views on various commodity assets. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized positive absolute returns during the Reporting Period.

Q	What positioning changes did you make within the Fund during the Reporting Period?

A	Relative to the Fund’s positioning at the start of the Reporting Period, the Fund increased its long positioning in developed markets equities and decreased its short positioning in emerging markets equities by the end of the Reporting Period. The Fund decreased its long positions in fixed income and increased its short positions in short-term fixed income. Among currencies, the Fund’s short position in developed market currencies decreased, while positioning in emerging markets currencies shifted from long to short. The Fund’s commodity positions switched from short to slightly long overall during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was long developed markets equities and short emerging markets equities. The Fund was long long-term and medium-term interest rates and short short-term interest rates. The Fund was short developed markets currencies and long emerging markets currencies at the end of the Reporting Period. The Fund was long commodities at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	Going into 2020, we intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model.

Going forward, the Fund seeks to maintain economic exposure to commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked notes. The Subsidiary primarily obtains its commodity exposure investing in futures and swaps instruments. The Subsidiary may also hold bonds or other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions.

We continue to believe that the Fund’s trend-following strategy is important because it attempts to adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to manage risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

19

FUND BASICS

Managed Futures Strategy Fund

as of December 31, 2019

FUND COMPOSITION[1]

[1]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

20

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Performance Summary

December 31, 2019

The following graph shows the value as of December 31, 2019, of a $1,000,000 investment made on February 29, 2012 (commencement of operations) in Investor Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Managed Futures Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 29, 2012 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Five Years	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	2.28%	2.12%	1.04%
Including sales charges	-3.30%	0.97%	0.31%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	1.51%	1.36%	0.26%
Including contingent deferred sales charges	0.46%	1.36%	0.26%

Institutional (Commenced February 29, 2012)	2.82%	2.53%	1.43%

Investor (Commenced February 29, 2012)	2.60%	2.38%	1.28%

Class P (Commenced April 17, 2018)	2.71%	N/A	0.08%

Class R (Commenced February 29, 2012)	2.14%	1.88%	0.78%

Class R6 (Commenced April 30, 2018)	2.72%	N/A	1.30%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

21

FUND BASICS

Index Definitions

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund. It is not possible to invest directly in an index.

The ICE BofAML USD LIBOR Three-Month Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figure does not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P GSCI® is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the S&P GSCI® on the basis of liquidity and are weighted by their respective world production quantities. The figures for the S&P GSCI® do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The ICE BofAML USD LIBOR One-Month Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

22

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 22.4%
Automobiles & Components – 0.3%
1,800	Aptiv plc	$170,946
2,300	Bayerische Motoren Werke AG	188,383
7,800	BorgWarner, Inc.	338,364
700	Bridgestone Corp.	26,005
3,300	Cie Generale des Etablissements Michelin SCA	406,095
2,500	Continental AG	323,076
6,100	Daimler AG (Registered)	337,234
500	Denso Corp.	22,581
6,000	Faurecia SE	325,726
2,200	Ferrari NV	365,278
19,000	Fiat Chrysler Automobiles NV	281,704
55,800	Ford Motor Co.	518,940
60,102	General Motors Co.	2,199,733
7,700	Harley-Davidson, Inc.	286,363
4,600	Hella GmbH & Co. KGaA	254,202
6,200	Honda Motor Co. Ltd.	175,470
2,900	Isuzu Motors Ltd.	34,280
200	Koito Manufacturing Co. Ltd.	9,261
12,200	Lear Corp.	1,673,840
500	Mazda Motor Corp.	4,261
1,400	Mitsubishi Motors Corp.	5,836
300	NHK Spring Co. Ltd.	2,715
200	Nifco, Inc.	5,462
3,500	Nissan Motor Co. Ltd.	20,282
21,300	Peugeot SA	512,844
43,700	Pirelli & C SpA	252,222
3,000	Renault SA	142,462
500	Stanley Electric Co. Ltd.	14,441
3,700	Sumitomo Electric Industries Ltd.	55,567
3,700	Sumitomo Rubber Industries Ltd.	45,117
9,800	TI Fluid Systems plc	34,626
2,300	Tokai Rika Co. Ltd.	44,821
2,600	Toyoda Gosei Co. Ltd.	64,920
900	Toyota Industries Corp.	51,786
2,600	Toyota Motor Corp.	183,200
700	TS Tech Co. Ltd.	21,727
9,700	Valeo SA	343,800
2,000	Yokohama Rubber Co. Ltd. (The)	38,790

		9,782,360

Banks – 1.3%
1,600	77 Bank Ltd. (The)	26,628
102,700	Banco Bilbao Vizcaya Argentaria SA	576,591
315,393	Banco de Sabadell SA	369,296
139,000	Banco Santander SA	582,792
190,089	Bank of America Corp.	6,694,935
1,200	Bank of Georgia Group plc	25,830
10,700	Bank of Ireland Group plc	58,889
5,300	Bankinter SA	38,930
7,700	BNP Paribas SA	457,673
40,198	CIT Group, Inc.	1,834,235
18,900	Citigroup, Inc.	1,509,921
72,462	Citizens Financial Group, Inc.	2,942,682
8,700	Comerica, Inc.	624,225
73,900	Commerzbank AG	456,408

Common Stocks – (continued)
Banks – (continued)
18,000	Credit Agricole SA	261,924
32,600	Cullen/Frost Bankers, Inc.	3,187,628
200	Daishi Hokuetsu Financial Group, Inc.	5,543
1,400	Erste Group Bank AG*	52,587
19,000	Fifth Third Bancorp	584,060
6,100	FinecoBank Banca Fineco SpA	73,174
1,500	Fukuoka Financial Group, Inc.	28,659
3,100	Gunma Bank Ltd. (The)	10,873
10,900	Hiroshima Bank Ltd. (The)	53,024
6,800	Hokuhoku Financial Group, Inc.	71,275
100,500	HSBC Holdings plc	786,759
14,900	Huntington Bancshares, Inc.	224,692
77,400	JPMorgan Chase & Co.	10,789,560
1,700	KBC Group NV	128,171
20,000	KeyCorp	404,800
1,100	M&T Bank Corp.	186,725
16,100	Mebuki Financial Group, Inc.	41,048
17,400	Mediobanca Banca di Credito Finanziario SpA	191,583
32,400	Mitsubishi UFJ Financial Group, Inc.	175,165
7,800	Nishi-Nippon Financial Holdings, Inc.	60,734
3,200	OneSavings Bank plc	18,371
3,700	Paragon Banking Group plc	26,416
26,100	Popular, Inc.	1,533,375
3,800	Raiffeisen Bank International AG	95,112
31,300	Regions Financial Corp.	537,108
7,800	Resona Holdings, Inc.	33,997
16,200	Royal Bank of Scotland Group plc	51,969
1,700	Seven Bank Ltd.	5,569
1,600	Shinsei Bank Ltd.	24,411
14,700	Societe Generale SA	513,000
1,700	Sumitomo Mitsui Trust Holdings, Inc.	67,203
900	SVB Financial Group*	225,936
57,900	Synovus Financial Corp.	2,269,680
1,100	TBC Bank Group plc	18,942
39,200	TCF Financial Corp.	1,834,560
35,500	UniCredit SpA	518,902
92,200	Unione di Banche Italiane SpA	301,389
3,200	US Bancorp	189,728
57,030	Wells Fargo & Co.	3,068,214
4,600	Yamaguchi Financial Group, Inc.	31,110

		44,882,011

Capital Goods – 1.5%
12,589	3M Co.	2,220,951
2,000	Aalberts NV	90,016
5,788	ACS Actividades de Construccion y Servicios SA	232,181
35,800	AECOM*	1,544,054
1,200	Airbus SE	176,118
1,277	Allegion plc	159,038
900	Amada Holdings Co. Ltd.	10,236
2,400	AMETEK, Inc.	239,376
1,500	ANDRITZ AG	64,485
500	AO Smith Corp.	23,820
10,100	Arconic, Inc.	310,777

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Capital Goods – (continued)
1,900	Ashtead Group plc	$60,752
9,800	BAE Systems plc	73,376
11,154	Boeing Co. (The)	3,633,527
3,400	Brenntag AG	184,473
3,400	Bunzl plc	92,992
3,200	Caterpillar, Inc.	472,576
8,000	Cie de Saint-Gobain	327,727
6,600	Cobham plc	14,359
1,300	COMSYS Holdings Corp.	37,237
3,600	Cummins, Inc.	644,256
500	Daikin Industries Ltd.	70,545
1,600	DCC plc	138,783
1,400	Diploma plc	37,534
2,300	DMG Mori Co. Ltd.	35,191
2,500	Dover Corp.	288,150
6,200	Eaton Corp. plc	587,264
2,100	Eiffage SA	240,926
2,600	Emerson Electric Co.	198,276
200	FANUC Corp.	36,933
1,600	Fastenal Co.	59,120
2,900	Ferguson plc	263,920
9,800	Ferrovial SA	296,912
1,100	Flowserve Corp.	54,747
5,800	Fortive Corp.	443,062
8,900	Fortune Brands Home & Security, Inc.	581,526
400	Fuji Electric Co. Ltd.	12,151
3,500	Fujikura Ltd.	14,401
400	Furukawa Electric Co. Ltd.	10,240
2,100	Galliford Try plc	23,908
2,100	GEA Group AG	69,442
200	Glory Ltd.	6,044
800	GS Yuasa Corp.	17,243
2,700	Hanwa Co. Ltd.	70,657
107,035	HD Supply Holdings, Inc.*	4,304,948
900	HOCHTIEF AG	114,584
16,500	Honeywell International, Inc.	2,920,500
200	Hoshizaki Corp.	17,832
4,500	Howden Joinery Group plc	40,092
1,300	Huntington Ingalls Industries, Inc.	326,144
700	IDEX Corp.	120,400
1,200	Illinois Tool Works, Inc.	215,556
600	IMCD NV	52,534
1,300	Ingersoll-Rand plc	172,796
10,000	ITOCHU Corp.	231,767
4,400	JGC Holdings Corp.	70,031
5,900	John Laing Group plc	29,786
45,400	Johnson Controls International plc	1,848,234
2,900	Kinden Corp.	45,059
500	Kingspan Group plc	30,538
1,900	KION Group AG	130,658
200	Knorr-Bremse AG	20,359
2,800	Kone OYJ Class B	183,044
3,800	Konecranes OYJ	116,847
1,900	Kyowa Exeo Corp.	48,063
1,200	Kyudenko Corp.	35,355
2,800	Legrand SA	228,659

Common Stocks – (continued)
Capital Goods – (continued)
2,900	LIXIL Group Corp.	50,045
13,500	Marubeni Corp.	99,743
13,700	Masco Corp.	657,463
8,800	Meggitt plc	76,648
3,100	MINEBEA MITSUMI, Inc.	64,034
500	MISUMI Group, Inc.	12,375
5,300	Mitsubishi Corp.	140,404
1,900	Mitsubishi Heavy Industries Ltd.	73,676
6,900	Mitsui & Co. Ltd.	122,651
100	Miura Co. Ltd.	3,455
600	MonotaRO Co. Ltd.	15,973
700	MTU Aero Engines AG	199,448
400	Nabtesco Corp.	11,787
200	Nachi-Fujikoshi Corp.	8,726
600	Nagase & Co. Ltd.	8,898
300	Nidec Corp.	40,975
3,100	Nisshinbo Holdings, Inc.	29,497
2,600	NTN Corp.	8,130
5,700	Obayashi Corp.	63,308
200	OKUMA Corp.	10,519
3,092	Parker-Hannifin Corp.	636,395
6,500	Pentair plc	298,155
4,668	Polypipe Group plc	33,389
7,600	Prysmian SpA	183,458
1,400	QinetiQ Group plc	6,635
132,813	Quanta Services, Inc.	5,406,817
6,100	Rexel SA	81,134
600	Rheinmetall AG	68,797
800	Rockwell Automation, Inc.	162,136
11,800	Rolls-Royce Holdings plc*	106,649
455,400	Rolls-Royce Holdings plc (Preference) Class C*,(a)	603
469,200	Rolls-Royce International Ltd. (Preference) Class C*,(a)	622
200	Roper Technologies, Inc.	70,846
7,300	Rotork plc	32,451
1,600	Sanwa Holdings Corp.	17,929
7,300	Schneider Electric SE	750,000
4,200	Shimizu Corp.	42,785
4,700	Siemens AG (Registered)	613,780
10,600	SIG plc	17,270
4,900	Signify NV	153,364
200	SMC Corp.	91,463
2,200	Snap-on, Inc.	372,680
22,700	Sojitz Corp.	73,164
300	Spirax-Sarco Engineering plc	35,314
31,651	Spirit AeroSystems Holdings, Inc. Class A	2,306,725
1,900	Stanley Black & Decker, Inc.	314,906
6,000	Sumitomo Corp.	89,120
300	THK Co. Ltd.	8,055
900	Toda Corp.	5,941
300	TOTO Ltd.	12,668
2,200	Toyota Tsusho Corp.	77,281
5,200	TransDigm Group, Inc.	2,912,000
6,100	Travis Perkins plc	129,443

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Capital Goods – (continued)
400	Ultra Electronics Holdings plc	$11,201
18,460	United Rentals, Inc.*	3,078,574
18,400	United Technologies Corp.	2,755,584
1,800	Ushio, Inc.	26,691
900	Valmet OYJ	21,582
12,400	Valmont Industries, Inc.	1,857,272
9,700	Vesuvius plc	64,243
6,300	Vinci SA	701,654
6,100	Westinghouse Air Brake Technologies Corp.	474,580
14,600	Woodward, Inc.	1,729,224
700	WW Grainger, Inc.	236,964

		53,240,387

Commercial & Professional Services – 0.3%
7,400	Aggreko plc	81,717
800	Bureau Veritas SA	20,914
30,100	Capita plc*	65,557
10,400	Cintas Corp.	2,798,432
7,635	Copart, Inc.*	694,327
2,000	Dai Nippon Printing Co. Ltd.	54,095
300	Duskin Co. Ltd.	8,298
2,448	Edenred	126,866
1,800	Elis SA	37,438
4,400	Equifax, Inc.	616,528
4,500	Experian plc	152,548
2,400	HomeServe plc	40,183
10,600	IHS Markit Ltd.*	798,710
300	Intertek Group plc	23,246
1,600	Kokuyo Co. Ltd.	23,870
200	Meitec Corp.	11,237
27,000	Nielsen Holdings plc	548,100
300	Park24 Co. Ltd.	7,346
300	PayPoint plc	4,022
1,400	Persol Holdings Co. Ltd.	26,238
3,500	Randstad NV	214,463
2,700	Recruit Holdings Co. Ltd.	101,129
7,500	RELX plc	189,325
17,900	Rentokil Initial plc	107,285
1,100	Republic Services, Inc.	98,593
8,125	Robert Half International, Inc.	513,094
300	Secom Co. Ltd.	26,773
23,400	Serco Group plc*	50,182
500	SMS Co. Ltd.	13,810
8,200	SPIE SA	167,593
52,639	Stericycle, Inc.*	3,358,895
100	TechnoPro Holdings, Inc.	6,979
300	Teleperformance	73,295
2,400	Toppan Printing Co. Ltd.	49,580
2,884	Verisk Analytics, Inc.	430,697
6,400	Waste Management, Inc.	729,344
1,700	Wolters Kluwer NV	124,126

		12,394,835

Common Stocks – (continued)
Consumer Durables & Apparel – 0.5%
1,400	adidas AG	455,096
1,000	Asics Corp.	16,591
1,100	Bandai Namco Holdings, Inc.	66,915
10,000	Barratt Developments plc	99,014
1,600	Bellway plc	80,756
2,400	Berkeley Group Holdings plc	154,470
5,500	Bovis Homes Group plc	98,934
2,500	Burberry Group plc	72,989
8,300	Capri Holdings Ltd.*	316,645
700	Casio Computer Co. Ltd.	13,988
4,500	Coats Group plc	4,447
11,800	Countryside Properties plc	71,149
10,500	Crest Nicholson Holdings plc	60,266
38,700	DR Horton, Inc.	2,041,425
1,000	EssilorLuxottica SA	152,881
700	Fujitsu General Ltd.	15,709
400	Games Workshop Group plc	32,347
2,700	Garmin Ltd.	263,412
400	Goldwin, Inc.	29,307
21,262	Hanesbrands, Inc.	315,741
3,500	Hasbro, Inc.	369,635
300	Hermes International	224,733
5,300	HUGO BOSS AG	256,542
200	Kering SA	131,783
3,500	Leggett & Platt, Inc.	177,905
44,567	Lennar Corp. Class A	2,486,393
9,800	Lululemon Athletica, Inc.*	2,270,366
1,300	LVMH Moet Hennessy Louis Vuitton SE	605,740
9,400	McCarthy & Stone plc	18,552
2,400	Mohawk Industries, Inc.*	327,312
800	Moncler SpA	36,006
15,878	Newell Brands, Inc.	305,175
4,700	NIKE, Inc. Class B	476,157
200	NVR, Inc.*	761,682
1,800	Panasonic Corp.	16,882
1,300	Persimmon plc	46,435
22,430	PulteGroup, Inc.	870,284
2,800	Puma SE	214,710
3,500	PVH Corp.	368,025
2,100	Ralph Lauren Corp.	246,162
10,042	Redrow plc	99,117
300	Sangetsu Corp.	5,657
1,100	SEB SA	163,601
400	Sega Sammy Holdings, Inc.	5,792
1,400	Sekisui Chemical Co. Ltd.	24,290
8,400	Sekisui House Ltd.	179,381
3,700	Sony Corp.	251,222
4,800	Tapestry, Inc.	129,456
18,200	Taylor Wimpey plc	46,666
31,570	Under Armour, Inc. Class A*	681,912
25,761	Under Armour, Inc. Class C*	494,096
300	Wacoal Holdings Corp.	8,045
1,900	Whirlpool Corp.	280,307

		16,942,103

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – 0.3%
900	888 Holdings plc	$1,967
1,300	Accor SA	61,020
1,600	Benesse Holdings, Inc.	42,056
2,900	Carnival Corp.	147,407
1,400	Chipotle Mexican Grill, Inc.*	1,171,954
200	Colowide Co. Ltd.	4,135
8,000	Compass Group plc	200,494
3,401	Darden Restaurants, Inc.	370,743
8,200	EI Group plc*	30,826
1,000	Flutter Entertainment plc	121,836
59,700	frontdoor, Inc.*	2,830,974
2,900	Greggs plc	88,457
6,400	GVC Holdings plc	74,957
5,098	H&R Block, Inc.	119,701
1,900	Hilton Worldwide Holdings, Inc.	210,729
600	J D Wetherspoon plc	13,217
2,700	Las Vegas Sands Corp.	186,408
12,600	Marston’s plc	21,230
8,100	McDonald’s Corp.	1,600,641
8,800	MGM Resorts International	292,776
4,500	Mitchells & Butlers plc*	27,389
5,800	Norwegian Cruise Line Holdings Ltd.*	338,778
500	Oriental Land Co. Ltd.	68,221
8,500	Playtech plc	44,699
100	PPHE Hotel Group Ltd.	2,450
1,300	Rank Group plc	4,770
200	Resorttrust, Inc.	3,390
800	Royal Caribbean Cruises Ltd.	106,808
1,600	Skylark Holdings Co. Ltd.	31,368
1,400	Sodexo SA	165,911
25,900	Starbucks Corp.	2,277,128
4,800	William Hill plc	11,982
1,500	Yoshinoya Holdings Co. Ltd.	39,998
8,600	Yum! Brands, Inc.	866,278
100	Zensho Holdings Co. Ltd.	2,264

		11,582,962

Diversified Financials – 0.8%
10,300	3i Group plc	149,883
700	Acom Co. Ltd.	3,176
1,700	AJ Bell plc	9,660
2,700	American Express Co.	336,123
2,500	Ameriprise Financial, Inc.	416,450
1,600	Amundi SA	125,818
11,900	Ashmore Group plc	81,629
10,700	Bank of New York Mellon Corp. (The)	538,531
18,733	Berkshire Hathaway, Inc. Class B*	4,243,025
1,300	Brewin Dolphin Holdings plc	6,413
33,500	Capital One Financial Corp.	3,447,485
4,300	Charles Schwab Corp. (The)	204,508
900	Close Brothers Group plc	19,062
3,748	Credit Acceptance Corp.*	1,657,853
600	Credit Saison Co. Ltd.	10,406
2,300	Deutsche Boerse AG	360,669
6,100	Discover Financial Services	517,402
6,400	E*TRADE Financial Corp.	290,368

Common Stocks – (continued)
Diversified Financials – (continued)
700	Euronext NV	57,218
3,600	EXOR NV	279,113
5,800	Franklin Resources, Inc.	150,684
200	GRENKE AG	20,695
1,400	Hargreaves Lansdown plc	35,912
1,500	IG Group Holdings plc	13,809
2,600	IntegraFin Holdings plc	15,326
38,636	Interactive Brokers Group, Inc. Class A	1,801,210
5,400	Intermediate Capital Group plc	115,176
23,065	Invesco Ltd.	414,709
58,800	Investec plc	345,554
500	Japan Exchange Group, Inc.	8,803
78,300	Jefferies Financial Group, Inc.	1,673,271
5,500	Jupiter Fund Management plc	29,869
144,700	M&G plc*	454,640
12,000	Man Group plc	25,132
2,300	MarketAxess Holdings, Inc.	871,953
11,000	Mitsubishi UFJ Lease & Finance Co. Ltd.	70,815
14,885	Moody’s Corp.	3,533,848
48,000	Morgan Stanley	2,453,760
2,100	MSCI, Inc.	542,178
27,500	Natixis SA	122,499
300	Northern Trust Corp.	31,872
7,700	ORIX Corp.	127,600
1,300	Plus500 Ltd.	15,257
3,500	Raymond James Financial, Inc.	313,110
3,600	S&P Global, Inc.	982,980
1,400	Sanne Group plc	12,555
500	SBI Holdings, Inc.	10,556
1,600	Schroders plc	70,650
1,700	St James’s Place plc	26,205
45,812	Standard Life Aberdeen plc	199,311
4,500	State Street Corp.	355,950
30,226	Synchrony Financial	1,088,438
1,900	T. Rowe Price Group, Inc.	231,496
100	Tokyo Century Corp.	5,324
200	Zenkoku Hosho Co. Ltd.	8,492

		28,934,431

Energy – 0.6%
3,000	Apache Corp.	76,770
10,300	Cabot Oil & Gas Corp.	179,323
38,900	Cairn Energy plc*	106,420
33,330	Cheniere Energy, Inc.*	2,035,463
11,600	Chevron Corp.	1,397,916
1,800	Cimarex Energy Co.	94,482
14,900	ConocoPhillips	968,947
2,000	Cosmo Energy Holdings Co. Ltd.	45,788
6,500	Devon Energy Corp.	168,805
1,832	Energean Oil & Gas plc*	22,568
6,600	Eni SpA	102,506
3,071	EOG Resources, Inc.	257,227
22,600	HollyFrontier Corp.	1,146,046
15,000	Hunting plc	83,607

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
9,300	JXTG Holdings, Inc.	$42,209
400	Koninklijke Vopak NV	21,736
16,400	Marathon Petroleum Corp.	988,100
1,700	Neste OYJ	59,151
27,000	ONEOK, Inc.	2,043,090
35,900	Petrofac Ltd.	183,053
4,700	Phillips 66	523,627
500	Pioneer Natural Resources Co.	75,685
156,225	Premier Oil plc*	203,211
467,501	Range Resources Corp.(b)	2,267,380
19,614	Repsol SA	308,139
40,900	Royal Dutch Shell plc Class A	1,211,222
89,500	Saipem SpA*	437,719
21,100	TOTAL SA	1,170,850
204,600	Tullow Oil plc	174,028
8,400	Valero Energy Corp.	786,660
106,047	Williams Cos., Inc. (The)	2,515,435

		19,697,163

Food & Staples Retailing – 0.4%
4,000	Aeon Co. Ltd.	82,546
200	Ain Holdings, Inc.	12,719
22,577	Carrefour SA	379,715
1,800	Casino Guichard Perrachon SA(b)	84,195
500	Colruyt SA	26,068
6,100	Costco Wholesale Corp.	1,792,912
211,100	J Sainsbury plc	643,697
21,700	Jeronimo Martins SGPS SA	357,601
1,500	Kobe Bussan Co. Ltd.	51,606
14,800	Koninklijke Ahold Delhaize NV	371,071
34,200	Kroger Co. (The)	991,458
800	Lawson, Inc.	45,410
18,600	METRO AG	299,296
3,500	Seven & i Holdings Co. Ltd.	128,294
500	Sugi Holdings Co. Ltd.	26,377
400	Sundrug Co. Ltd.	14,473
11,800	Sysco Corp.	1,009,372
91,200	Tesco plc	308,223
100	Tsuruha Holdings, Inc.	12,840
99,064	US Foods Holding Corp.*	4,149,791
13,800	Walgreens Boots Alliance, Inc.	813,648
30,200	Walmart, Inc.	3,588,968
300	Welcia Holdings Co. Ltd.	19,059
173,100	Wm Morrison Supermarkets plc	458,118

		15,667,457

Food, Beverage & Tobacco – 0.4%
600	AG Barr plc	4,610
2,400	Ajinomoto Co., Inc.	39,954
8,400	Anheuser-Busch InBev SA/NV	687,963
7,400	Archer-Daniels-Midland Co.	342,990
1,800	Asahi Group Holdings Ltd.	82,117
600	Associated British Foods plc	20,641
600	Bakkavor Group plc	1,109
16,100	British American Tobacco plc	684,284
6,000	Britvic plc	71,908

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
6,300	Brown-Forman Corp. Class B	425,880
200	Calbee, Inc.	6,516
11,900	Campbell Soup Co.	588,098
100	Coca-Cola Bottlers Japan Holdings, Inc.	2,555
2,200	Coca-Cola HBC AG*	74,778
22,812	Conagra Brands, Inc.	781,083
1,600	Constellation Brands, Inc. Class A	303,600
800	Cranswick plc	35,923
7,400	Danone SA	614,540
10,500	Diageo plc	442,435
44,755	General Mills, Inc.	2,397,078
4,800	Glanbia plc	55,242
7,000	Greencore Group plc	24,797
500	Heineken Holding NV	48,596
1,500	Heineken NV	160,092
5,500	Hershey Co. (The)	808,390
100	Hilton Food Group plc	1,468
100	House Foods Group, Inc.	3,411
1,700	Imperial Brands plc	42,059
5,300	JM Smucker Co. (The)	551,889
1,400	Kellogg Co.	96,824
100	Kikkoman Corp.	4,895
16,600	Kraft Heinz Co. (The)	533,358
1,000	Maruha Nichiro Corp.	25,601
1,445	McCormick & Co., Inc. (Non-Voting)	245,260
800	Megmilk Snow Brand Co. Ltd.	18,217
13,432	Molson Coors Brewing Co. Class B	723,985
19,814	Mondelez International, Inc. Class A	1,091,355
2,800	Monster Beverage Corp.*	177,940
100	Morinaga & Co. Ltd.	4,802
200	Morinaga Milk Industry Co. Ltd.	8,155
700	NH Foods Ltd.	28,996
800	Nichirei Corp.	18,688
600	Nippon Suisan Kaisha Ltd.	3,583
1,900	PepsiCo, Inc.	259,673
1,300	Sapporo Holdings Ltd.	30,709
700	Suntory Beverage & Food Ltd.	29,224
28,100	Tate & Lyle plc	283,131
200	Toyo Suisan Kaisha Ltd.	8,493
11,900	Tyson Foods, Inc. Class A	1,083,376
700	Yamazaki Baking Co. Ltd.	12,509

		13,992,780

Health Care Equipment & Services – 1.4%
56,400	Abbott Laboratories	4,898,904
800	Alfresa Holdings Corp.	16,252
8,053	AmerisourceBergen Corp.	684,666
7,200	Amplifon SpA	207,211
3,207	Anthem, Inc.	968,610
25,900	Baxter International, Inc.	2,165,758
34,800	Boston Scientific Corp.*	1,573,656
8,900	Cardinal Health, Inc.	450,162
500	Carl Zeiss Meditec AG	63,565
10,000	Centene Corp.*	628,700
8,400	Cerner Corp.	616,476

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
15,000	Cigna Corp.	$3,067,350
95,080	ConvaTec Group plc	250,225
800	Cooper Cos., Inc. (The)	257,032
37,700	CVS Health Corp.	2,800,733
32,321	Danaher Corp.	4,960,627
10,400	DaVita, Inc.*	780,312
5,900	Dentsply Sirona, Inc.	333,881
9,900	DexCom, Inc.*	2,165,526
300	DiaSorin SpA	38,852
1,600	Edwards Lifesciences Corp.*	373,264
6,600	Fresenius Medical Care AG & Co. KGaA	485,944
10,900	Fresenius SE & Co. KGaA	613,381
18,500	HCA Healthcare, Inc.	2,734,485
11,300	Henry Schein, Inc.*	753,936
4,000	Hologic, Inc.*	208,840
1,400	Hoya Corp.	133,647
2,200	IDEXX Laboratories, Inc.*	574,486
3,200	Koninklijke Philips NV	156,428
4,087	Laboratory Corp. of America Holdings*	691,398
1,700	M3, Inc.	51,264
1,400	Mani, Inc.	40,022
5,800	McKesson Corp.	802,256
21,972	Mediclinic International plc	119,792
2,500	Medipal Holdings Corp.	55,176
45,900	Medtronic plc	5,207,355
100	Miraca Holdings, Inc.	2,449
5,100	Olympus Corp.	78,605
4,700	Quest Diagnostics, Inc.	501,913
4,200	ResMed, Inc.	650,874
500	Ship Healthcare Holdings, Inc.	23,066
5,800	Smith & Nephew plc	139,784
700	Terumo Corp.	24,832
800	Toho Holdings Co. Ltd.	17,725
3,200	UDG Healthcare plc	34,213
8,000	UnitedHealth Group, Inc.	2,351,840
15,800	Universal Health Services, Inc. Class B	2,266,668
17,100	Zimmer Biomet Holdings, Inc.	2,559,528

		48,581,669

Household & Personal Products – 0.1%
1,000	Beiersdorf AG	119,629
3,000	Church & Dwight Co., Inc.	211,020
22,301	Coty, Inc. Class A	250,886
500	Kao Corp.	41,238
4,200	Kimberly-Clark Corp.	577,710
700	L’Oreal SA	206,995
300	Pola Orbis Holdings, Inc.	7,146
22,200	Procter & Gamble Co. (The)	2,772,780
1,400	PZ Cussons plc	3,866
100	Rohto Pharmaceutical Co. Ltd.	3,026
400	Shiseido Co. Ltd.	28,404
5,200	Unilever plc	297,662

		4,520,362

Common Stocks – (continued)
Insurance – 0.4%
1,400	Admiral Group plc	42,782
37,100	Aegon NV	169,829
2,700	Ageas	159,658
2,600	Allianz SE (Registered)	637,072
7,100	Allstate Corp. (The)	798,395
3,900	American International Group, Inc.	200,187
1,712	Aon plc	356,592
1,200	Arthur J Gallagher & Co.	114,276
3,600	ASR Nederland NV	134,912
23,400	Assicurazioni Generali SpA	483,088
400	Assurant, Inc.	52,432
93,900	Aviva plc	521,197
3,400	Beazley plc	25,017
6,300	Cincinnati Financial Corp.	662,445
19,400	CNP Assurances	386,548
5,400	Dai-ichi Life Holdings, Inc.	88,994
2,800	Direct Line Insurance Group plc	11,585
800	Hannover Rueck SE	154,252
18,400	Hartford Financial Services Group, Inc. (The)	1,118,168
11,300	Japan Post Holdings Co. Ltd.	106,270
4,500	Japan Post Insurance Co. Ltd.	76,709
1,100	Lancashire Holdings Ltd.	11,206
92,200	Legal & General Group plc	370,373
10,700	Lincoln National Corp.	631,407
3,000	Marsh & McLennan Cos., Inc.	334,230
18,200	MetLife, Inc.	927,654
600	MS&AD Insurance Group Holdings, Inc.	19,805
1,300	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	383,621
7,039	NN Group NV	267,643
21,900	Poste Italiane SpA	248,847
12,400	Principal Financial Group, Inc.	682,000
4,600	Progressive Corp. (The)	332,994
9,200	Prudential Financial, Inc.	862,408
3,500	Prudential plc	67,062
1,000	Sabre Insurance Group plc	4,080
1,000	Sampo OYJ Class A	43,663
300	Sompo Holdings, Inc.	11,781
300	Sony Financial Holdings, Inc.	7,201
800	Tokio Marine Holdings, Inc.	44,791
3,100	Travelers Cos., Inc. (The)	424,545
25,200	Unum Group	734,832
300	Willis Towers Watson plc	60,582

		12,771,133

Materials – 0.7%
3,520	Air Liquide SA	499,033
2,500	Air Products & Chemicals, Inc.	587,475
200	Air Water, Inc.	2,918
4,777	Akzo Nobel NV	487,846
10,000	Anglo American plc	287,279
7,000	Antofagasta plc	84,754
18,800	ArcelorMittal SA	331,250

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
2,100	Arkema SA	$224,548
1,000	Avery Dennison Corp.	130,820
9,100	Ball Corp.	588,497
5,000	BHP Group plc	117,170
25,400	Celanese Corp.	3,127,248
29,100	Centamin plc	48,808
6,000	CF Industries Holdings, Inc.	286,440
3,800	Covestro AG	176,815
19,800	CRH plc	796,186
600	Daicel Corp.	5,736
6,500	Dow, Inc.	355,745
600	Dowa Holdings Co. Ltd.	22,273
3,466	DuPont de Nemours, Inc.	222,517
4,785	Eastman Chemical Co.	379,259
1,900	Ecolab, Inc.	366,681
6,100	Essentra plc	35,181
1,700	Evonik Industries AG	51,922
28,500	Evraz plc	152,612
99,100	Ferrexpo plc	208,523
125,300	Glencore plc*	390,149
127,900	Graphic Packaging Holding Co.	2,129,535
5,000	HeidelbergCement AG	363,325
300	Hill & Smith Holdings plc	5,853
1,600	Hitachi Chemical Co. Ltd.	67,033
500	Hitachi Metals Ltd.	7,360
5,100	Hochschild Mining plc	12,364
800	Huhtamaki OYJ	37,133
4,100	Ibstock plc	17,102
8,400	International Paper Co.	386,820
18,600	K+S AG (Registered)	231,629
2,000	Kansai Paint Co. Ltd.	48,858
2,700	Koninklijke DSM NV	353,013
600	LANXESS AG	40,286
10,947	Linde plc	2,334,125
100	Lintec Corp.	2,226
2,900	LyondellBasell Industries NV Class A	273,992
3,100	Marshalls plc	35,314
8,300	Martin Marietta Materials, Inc.	2,321,012
8,700	Mitsubishi Chemical Holdings Corp.	64,825
1,900	Mitsubishi Gas Chemical Co., Inc.	28,945
1,400	Mitsubishi Materials Corp.	37,996
1,800	Mitsui Chemicals, Inc.	43,847
1,600	Mitsui Mining & Smelting Co. Ltd.	42,431
6,800	Newmont Goldcorp Corp.	295,460
200	Nippon Kayaku Co. Ltd.	2,477
8,900	Nippon Light Metal Holdings Co. Ltd.	19,130
1,100	Nippon Paint Holdings Co. Ltd.	56,630
300	Nippon Shokubai Co. Ltd.	18,591
200	Nissan Chemical Corp.	8,376
7,000	Nucor Corp.	393,960
1,900	Oji Holdings Corp.	10,275
2,700	Packaging Corp. of America	302,373
6,500	Polymetal International plc	102,798
3,400	PPG Industries, Inc.	453,866
3,100	Rengo Co. Ltd.	23,618
1,300	Rhi Magnesita NV	66,262

Common Stocks – (continued)
Materials – (continued)
1,400	Rio Tinto plc	82,873
1,600	Sealed Air Corp.	63,728
4,300	Sherwin-Williams Co. (The)	2,509,222
700	Shin-Etsu Chemical Co. Ltd.	76,981
1,200	Showa Denko KK	31,627
5,400	Smurfit Kappa Group plc	208,339
2,400	Solvay SA	279,343
11,900	Stora Enso OYJ Class R	173,154
5,100	Sumitomo Chemical Co. Ltd.	23,157
700	Sumitomo Metal Mining Co. Ltd.	22,540
200	Sumitomo Osaka Cement Co. Ltd.	8,712
900	Taiheiyo Cement Corp.	26,418
1,300	Taiyo Nippon Sanso Corp.	28,774
2,900	Teijin Ltd.	54,178
1,900	Tokai Carbon Co. Ltd.	18,955
900	Tokuyama Corp.	23,419
900	Tokyo Ohka Kogyo Co. Ltd.	35,114
6,200	Toray Industries, Inc.	42,008
1,800	Tosoh Corp.	27,730
1,500	Ube Industries Ltd.	32,487
6,000	UPM-Kymmene OYJ	208,167
4,200	voestalpine AG	116,490
2,500	Vulcan Materials Co.	359,975
10,500	WestRock Co.	450,555
1,200	Wienerberger AG	35,562
900	Yamato Kogyo Co. Ltd.	22,535
2,000	Zeon Corp.	24,889

		25,593,457

Media & Entertainment – 2.9%
100	4imprint Group plc	4,610
117,812	Activision Blizzard, Inc.	7,000,389
10,036	Alphabet, Inc. Class A*	13,442,118
5,035	Alphabet, Inc. Class C*	6,731,896
30,800	Altice Europe NV*	199,445
8,300	Auto Trader Group plc	65,546
500	Capcom Co. Ltd.	13,840
1,700	Charter Communications, Inc. Class A*	824,636
151,360	Comcast Corp. Class A	6,806,659
3,300	CTS Eventim AG & Co. KGaA	207,053
26,400	Electronic Arts, Inc.*	2,838,264
100	Euromoney Institutional Investor plc	1,725
85,981	Facebook, Inc. Class A*	17,647,600
28,700	Fox Corp. Class A	1,063,909
28,500	Fox Corp. Class B	1,037,400
11,600	Fuji Media Holdings, Inc.	164,701
2,400	Future plc	46,096
2,500	Hakuhodo DY Holdings, Inc.	40,228
57,700	Interpublic Group of Cos., Inc. (The)	1,332,870
400	Kakaku.com, Inc.	10,213
5,800	Lagardere SCA	126,409
15,700	Liberty Broadband Corp. Class C*	1,974,275
53,500	Liberty Media Corp.-Liberty SiriusXM Class C*	2,575,490

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – (continued)
7,300	Liberty Media Corp-Liberty Formula One Class A*	$319,594
63,738	Live Nation Entertainment, Inc.*	4,555,355
5,400	Netflix, Inc.*	1,747,278
191,900	News Corp. Class A	2,713,466
8,709	News Corp. Class B	126,368
2,100	Nexon Co. Ltd.*	27,857
27,000	Nexstar Media Group, Inc. Class A	3,165,750
200	Nintendo Co. Ltd.	79,992
7,500	Nippon Television Holdings, Inc.	100,060
8,100	Omnicom Group, Inc.	656,262
1,800	Pearson plc	15,207
4,700	ProSiebenSat.1 Media SE	73,333
5,948	Publicis Groupe SA	269,691
11,000	Rightmove plc	92,303
30,900	Roku, Inc.*	4,137,510
400	RTL Group SA	19,709
400	Scout24 AG	26,469
300	Shochiku Co. Ltd.	45,250
46,200	Sinclair Broadcast Group, Inc. Class A	1,540,308
600	Square Enix Holdings Co. Ltd.	29,876
31,100	Take-Two Interactive Software, Inc.*	3,807,573
200	Telenet Group Holding NV	8,991
800	Toho Co. Ltd.	33,338
32,095	TripAdvisor, Inc.	975,046
4,500	TV Asahi Holdings Corp.	83,091
1,000	Ubisoft Entertainment SA*	69,283
59,145	Walt Disney Co. (The)	8,554,141
28,800	World Wrestling Entertainment, Inc. Class A	1,868,256
1,800	WPP plc	25,330
51,000	Zillow Group, Inc. Class A*	2,332,740
332,400	Zynga, Inc. Class A*	2,034,288

		103,689,087

Pharmaceuticals, Biotechnology & Life Sciences – 1.0%
12,000	AbbVie, Inc.	1,062,480
4,500	Alexion Pharmaceuticals, Inc.*	486,675
800	Amgen, Inc.	192,856
5,000	Astellas Pharma, Inc.	85,350
8,500	Bayer AG (Registered)	691,021
3,700	Biogen, Inc.*	1,097,901
9,500	Bio-Rad Laboratories, Inc. Class A*	3,515,285
18,100	Bristol-Myers Squibb Co.	1,161,839
600	Chugai Pharmaceutical Co. Ltd.	55,257
1,200	Daiichi Sankyo Co. Ltd.	79,253
1,600	Dechra Pharmaceuticals plc	61,520
400	Eisai Co. Ltd.	29,930
65,000	Elanco Animal Health, Inc.*	1,914,250
800	Galapagos NV*	166,598
1,000	Genus plc	42,121
45,732	Gilead Sciences, Inc.	2,971,665
57,700	GlaxoSmithKline plc	1,355,780
7,200	Hikma Pharmaceuticals plc	189,880
70,900	Horizon Therapeutics plc*	2,566,580
1,900	Incyte Corp.*	165,908

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
100	Ipsen SA	8,877
21,249	Johnson & Johnson	3,099,592
200	Kaken Pharmaceutical Co. Ltd.	11,035
2,000	Kissei Pharmaceutical Co. Ltd.	56,820
600	Kyowa Kirin Co. Ltd.	14,136
2,700	Merck KGaA	318,313
100	Mettler-Toledo International, Inc.*	79,328
200	Mochida Pharmaceutical Co. Ltd.	8,052
300	MorphoSys AG*	42,438
51,566	Mylan NV*	1,036,477
18,295	Neurocrine Biosciences, Inc.*	1,966,530
300	Nippon Shinyaku Co. Ltd.	25,978
1,100	Orion OYJ Class B	50,943
1,900	Otsuka Holdings Co. Ltd.	84,691
11,200	Perrigo Co. plc	578,592
961	PureTech Health plc*	4,073
1,500	Recordati SpA	63,232
1,000	Regeneron Pharmaceuticals, Inc.*	375,480
900	Sawai Pharmaceutical Co. Ltd.	57,019
1,400	Shionogi & Co. Ltd.	86,606
3,000	Sumitomo Dainippon Pharma Co. Ltd.	58,125
300	Taisho Pharmaceutical Holdings Co. Ltd.	22,139
3,500	Takeda Pharmaceutical Co. Ltd.	138,433
14,450	Thermo Fisher Scientific, Inc.	4,694,372
3,800	UCB SA	302,383
25,227	Zoetis, Inc.	3,338,793

		34,414,606

Real Estate – 0.8%
400	Aedifica SA (REIT)	50,791
2,500	Alexandria Real Estate Equities, Inc. (REIT)	403,950
3,200	alstria office REIT-AG (REIT)	60,123
31,647	American Tower Corp. (REIT)	7,273,114
5,200	Apartment Investment & Management Co. Class A (REIT)	268,580
2,400	Aroundtown SA	21,556
27,828	Assura plc (REIT)	28,678
1,600	AvalonBay Communities, Inc. (REIT)	335,520
1,700	Big Yellow Group plc (REIT)	27,000
500	CLS Holdings plc	1,997
200	Cofinimmo SA (REIT)	29,389
900	Covivio (REIT)	102,213
22,000	Crown Castle International Corp. (REIT)	3,127,300
1,300	Derwent London plc (REIT)	69,051
1,400	Digital Realty Trust, Inc. (REIT)	167,636
7,000	Duke Realty Corp. (REIT)	242,690
7,090	Equinix, Inc. (REIT)	4,138,433
7,800	Equity Residential (REIT)	631,176
2,000	Essex Property Trust, Inc. (REIT)	601,720
3,500	Extra Space Storage, Inc. (REIT)	369,670
200	Federal Realty Investment Trust (REIT)	25,746
5,800	GCP Student Living plc (REIT)	15,228
300	Gecina SA (REIT)	53,707

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
4,800	Grainger plc	$19,914
3,300	Great Portland Estates plc (REIT)	37,592
12,400	Healthpeak Properties, Inc. (REIT)	427,428
9,900	Host Hotels & Resorts, Inc. (REIT)	183,645
17,900	Howard Hughes Corp. (The)*	2,269,720
800	Hulic Co. Ltd.	9,632
600	ICADE (REIT)	65,317
700	IMMOFINANZ AG*	18,754
7,600	Inmobiliaria Colonial SOCIMI SA (REIT)	97,001
19,200	IWG plc	111,192
22,400	Kimco Realty Corp. (REIT)	463,904
1,900	Kojamo OYJ	34,526
3,600	Land Securities Group plc (REIT)	47,255
12,827	LondonMetric Property plc (REIT)	40,200
4,300	Merlin Properties Socimi SA (REIT)	61,805
4,900	Mid-America Apartment Communities, Inc. (REIT)	646,114
3,200	Mitsubishi Estate Co. Ltd.	61,232
3,100	Nomura Real Estate Holdings, Inc.	74,354
1,300	Open House Co. Ltd.	37,170
14,220	Primary Health Properties plc (REIT)	30,137
6,300	Prologis, Inc. (REIT)	561,582
800	Public Storage (REIT)	170,368
5,600	Realty Income Corp. (REIT)	412,328
2,900	Safestore Holdings plc (REIT)	30,961
1,600	Savills plc	24,055
11,056	SBA Communications Corp. (REIT)	2,664,385
10,533	Segro plc (REIT)	125,421
700	Simon Property Group, Inc. (REIT)	104,272
3,800	Sirius Real Estate Ltd.	4,455
1,100	St Modwen Properties plc	7,242
400	Sumitomo Realty & Development Co. Ltd.	13,956
3,000	Tokyo Tatemono Co. Ltd.	46,826
5,200	Tokyu Fudosan Holdings Corp.	35,908
22,100	Tritax Big Box REIT plc (REIT)	43,611
7,400	UDR, Inc. (REIT)	345,580
4,537	UNITE Group plc (The) (REIT)	75,722
3,600	Ventas, Inc. (REIT)	207,864
2,000	Vonovia SE	107,419
400	Warehouses De Pauw CVA (REIT)	72,776
6,900	Welltower, Inc. (REIT)	564,282
4,300	Weyerhaeuser Co. (REIT)	129,860
300	Workspace Group plc (REIT)	4,721

		28,535,754

Retailing – 1.7%
200	ABC-Mart, Inc.	13,652
1,700	Advance Auto Parts, Inc.	272,272
7,876	Amazon.com, Inc.*	14,553,588
400	AutoZone, Inc.*	476,524
7,300	B&M European Value Retail SA	39,611
2,800	Best Buy Co., Inc.	245,840
1,600	Booking Holdings, Inc.*	3,285,968
22,413	CarMax, Inc.*	1,964,948

Common Stocks – (continued)
Retailing – (continued)
91,600	Carvana Co.*	8,431,780
8,200	Dixons Carphone plc	15,663
5,500	Dollar General Corp.	857,890
24,760	Dollar Tree, Inc.*	2,328,678
4,300	Dunelm Group plc	65,844
18,938	eBay, Inc.	683,851
56,300	Etsy, Inc.*	2,494,090
3,100	Expedia Group, Inc.	335,234
100	Fast Retailing Co. Ltd.	59,407
59,700	Floor & Decor Holdings, Inc. Class A*	3,033,357
8,900	Frasers Group plc*	54,064
6,030	Gap, Inc. (The)	106,610
800	Genuine Parts Co.	84,984
200	H2O Retailing Corp.	2,236
100	Hikari Tsushin, Inc.	25,130
25,750	Home Depot, Inc. (The)	5,623,285
9,400	Inchcape plc	87,906
5,000	Industria de Diseno Textil SA	176,703
400	Isetan Mitsukoshi Holdings Ltd.	3,592
400	Izumi Co. Ltd.	14,407
4,900	J Front Retailing Co. Ltd.	68,342
13,200	JD Sports Fashion plc	146,620
13,900	Kingfisher plc	40,014
7,300	Kohl’s Corp.	371,935
2,300	K’s Holdings Corp.	30,070
11,300	L Brands, Inc.	204,756
9,372	LKQ Corp.*	334,580
18,700	Lowe’s Cos., Inc.	2,239,512
23,100	Macy’s, Inc.	392,700
24,100	Marks & Spencer Group plc	68,335
11,700	Moneysupermarket.com Group plc	51,361
900	Next plc	83,864
100	Nitori Holdings Co. Ltd.	15,785
9,900	Nordstrom, Inc.	405,207
6,900	Ocado Group plc*	117,072
3,900	O’Reilly Automotive, Inc.*	1,709,214
2,800	Pan Pacific International Holdings Corp.	46,456
8,000	Pets at Home Group plc	29,629
6,000	Rakuten, Inc.	51,259
3,277	Ross Stores, Inc.	381,508
100	Sanrio Co. Ltd.	1,964
200	Shimamura Co. Ltd.	15,205
500	Takashimaya Co. Ltd.	5,609
22,500	Target Corp.	2,884,725
1,500	Tractor Supply Co.	140,160
900	Ulta Beauty, Inc.*	227,826
145,900	Urban Outfitters, Inc.*	4,051,643
1,100	USS Co. Ltd.	20,794
1,000	WH Smith plc	34,464
15,400	Yamada Denki Co. Ltd.	81,713
1,000	Zalando SE*	50,430

		59,639,866

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 0.8%
1,000	Advantest Corp.	$56,398
20,700	Analog Devices, Inc.	2,459,988
10,900	Applied Materials, Inc.	665,336
3,800	ASM International NV	428,915
2,200	ASML Holding NV	651,324
2,701	Broadcom, Inc.	853,570
8,200	Dialog Semiconductor plc*	416,455
200	Disco Corp.	46,965
99,400	Entegris, Inc.	4,978,946
7,700	Infineon Technologies AG	173,977
27,700	Intel Corp.	1,657,845
12,347	Lam Research Corp.	3,610,263
1,200	Lasertec Corp.	60,858
1,600	Maxim Integrated Products, Inc.	98,416
7,400	Microchip Technology, Inc.	774,928
95,118	Micron Technology, Inc.*	5,115,446
11,990	NVIDIA Corp.	2,821,247
7,600	Qorvo, Inc.*	883,348
17,259	QUALCOMM, Inc.	1,522,762
16,300	Renesas Electronics Corp.*	111,361
100	Rohm Co. Ltd.	7,979
400	SCREEN Holdings Co. Ltd.	27,279
4,600	Skyworks Solutions, Inc.	556,048
20,500	STMicroelectronics NV	553,353
300	SUMCO Corp.	4,971
5,400	Texas Instruments, Inc.	692,766
500	Tokyo Electron Ltd.	109,165
500	Ulvac, Inc.	19,732

		29,359,641

Software & Services – 3.4%
6,200	Accenture plc Class A	1,305,534
6,800	Adobe, Inc.*	2,242,708
6,700	Akamai Technologies, Inc.*	578,746
8,900	Alliance Data Systems Corp.	998,580
1,100	Alten SA	139,088
3,700	Amadeus IT Group SA	303,018
3,200	ANSYS, Inc.*	823,712
2,004	Atos SE	167,460
16,100	Avast plc	96,754
1,300	AVEVA Group plc	80,200
900	Bechtle AG	125,667
4,200	Broadridge Financial Solutions, Inc.	518,868
8,700	Cadence Design Systems, Inc.*	603,432
2,500	Capgemini SE	305,762
2,200	Citrix Systems, Inc.	243,980
13,300	Cognizant Technology Solutions Corp. Class A	824,866
400	Computacenter plc	9,394
23,300	Coupa Software, Inc.*	3,407,625
1,000	Dassault Systemes SE	164,925
26,800	DXC Technology Co.	1,007,412
7,700	Equiniti Group plc	21,052
10,200	Euronet Worldwide, Inc.*	1,607,112
22,900	Fidelity National Information Services, Inc.	3,185,161

Common Stocks – (continued)
Software & Services – (continued)
185,900	FireEye, Inc.*	3,072,927
2,300	Fiserv, Inc.*	265,949
1,600	FleetCor Technologies, Inc.*	460,352
1,340	Fujitsu Ltd.	126,035
52,576	Genpact Ltd.	2,217,130
5,600	Global Payments, Inc.	1,022,336
300	GMO Payment Gateway, Inc.	20,544
400	Infomart Corp.	3,610
12,900	International Business Machines Corp.	1,729,116
2,407	Intuit, Inc.	630,466
1,500	Itochu Techno-Solutions Corp.	42,243
1,494	Kainos Group plc	14,684
10,700	Leidos Holdings, Inc.	1,047,423
31,652	Mastercard, Inc. Class A	9,450,971
2,396	Micro Focus International plc	33,629
141,021	Microsoft Corp.	22,239,012
1,800	NET One Systems Co. Ltd.	45,958
31,800	New Relic, Inc.*	2,089,578
17,400	Nexi SpA*	241,713
1,500	Nihon Unisys Ltd.	47,054
2,100	Nomura Research Institute Ltd.	44,911
33,927	NortonLifeLock, Inc.	865,817
5,800	NTT Data Corp.	77,569
122,924	Nuance Communications, Inc.*	2,191,735
300	Obic Co. Ltd.	40,410
13,800	Okta, Inc.*	1,592,106
16,162	Oracle Corp.	867,597
500	Otsuka Corp.	19,967
22,644	Palo Alto Networks, Inc.*	5,236,425
3,200	Paychex, Inc.	272,192
101,263	PayPal Holdings, Inc.*	10,953,619
26,000	Pegasystems, Inc.	2,070,900
23,400	Proofpoint, Inc.*	2,685,852
13,400	Sage Group plc (The)	132,937
32,857	salesforce.com, Inc.*	5,343,862
2,300	SAP SE	309,576
200	SCSK Corp.	10,371
9,776	ServiceNow, Inc.*	2,759,960
4,200	Softcat plc	64,174
8,300	Sophos Group plc	61,291
1,500	Sopra Steria Group	242,269
17,500	Splunk, Inc.*	2,620,975
20,700	Synopsys, Inc.*	2,881,440
1,100	TIS, Inc.	65,024
12,700	Trade Desk, Inc. (The) Class A*	3,299,206
100	Trend Micro, Inc.	5,117
14,900	Twilio, Inc. Class A*	1,464,372
6,300	Tyler Technologies, Inc.*	1,890,126
2,834	VeriSign, Inc.*	546,055
36,394	Visa, Inc. Class A	6,838,433
33,700	Western Union Co. (The)	902,486
1,620	Worldline SA*	114,843
26,600	Zendesk, Inc.*	2,038,358

		122,071,761

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – 1.3%
3,500	Alps Alpine Co. Ltd.	$79,448
700	Amano Corp.	21,330
600	Anritsu Corp.	11,876
71,719	Apple, Inc.	21,060,284
2,900	Arista Networks, Inc.*	589,860
400	Azbil Corp.	11,266
3,500	Brother Industries Ltd.	72,286
6,300	CDW Corp.	899,892
30,926	Cisco Systems, Inc.	1,483,211
1,200	Citizen Watch Co. Ltd.	6,535
40,300	Dell Technologies, Inc. Class C*	2,071,017
7,202	F5 Networks, Inc.*	1,005,759
5,492	FLIR Systems, Inc.	285,968
2,700	FUJIFILM Holdings Corp.	128,941
3,800	Halma plc	106,410
37,800	Hewlett Packard Enterprise Co.	599,508
200	Hirose Electric Co. Ltd.	25,566
1,200	Hitachi High-Technologies Corp.	84,983
5,520	Hitachi Ltd.	232,921
500	Horiba Ltd.	33,337
49,000	HP, Inc.	1,006,950
1,800	Ibiden Co. Ltd.	42,854
3,400	Ingenico Group SA	369,846
34,487	Juniper Networks, Inc.	849,415
100	Keyence Corp.	35,114
7,500	Keysight Technologies, Inc.*	769,725
5,700	Konica Minolta, Inc.	37,130
1,500	Kyocera Corp.	102,234
5,014	Motorola Solutions, Inc.	807,956
800	Murata Manufacturing Co. Ltd.	49,239
119,100	NCR Corp.*	4,187,556
4,021	NetApp, Inc.	250,307
3,300	Nippon Electric Glass Co. Ltd.	73,260
105,400	Nokia OYJ	389,861
1,200	Omron Corp.	69,946
600	Oxford Instruments plc	12,239
100	Renishaw plc	5,001
4,600	Ricoh Co. Ltd.	50,055
8,400	Seagate Technology plc	499,800
8,100	Spirent Communications plc	26,984
900	Taiyo Yuden Co. Ltd.	27,452
200	TDK Corp.	22,476
8,200	TE Connectivity Ltd.	785,888
1,700	Topcon Corp.	21,973
26,900	ViaSat, Inc.*	1,968,946
4,400	Western Digital Corp.	279,268
500	Yaskawa Electric Corp.	18,836
14,289	Zebra Technologies Corp. Class A*	3,649,982

		45,220,691

Telecommunication Services – 0.4%
4,200	Airtel Africa plc	4,487
139,800	AT&T, Inc.	5,463,384
7,100	Cellnex Telecom SA	306,263
90,909	CenturyLink, Inc.	1,200,908
29,300	Deutsche Telekom AG (Registered)	478,826

Common Stocks – (continued)
Telecommunication Services – (continued)
2,100	Elisa OYJ	116,012
5,700	KDDI Corp.	170,067
34,600	Koninklijke KPN NV	102,395
7,600	Nippon Telegraph & Telephone Corp.	192,080
2,300	NTT DOCOMO, Inc.	64,069
2,200	Proximus SADP	63,038
2,000	TalkTalk Telecom Group plc	3,078
458,200	Telecom Italia SpA*	286,150
6,000	Telefonica Deutschland Holding AG	17,391
43,700	Telefonica SA	305,599
48,425	Verizon Communications, Inc.	2,973,295
405,100	Vodafone Group plc	786,451

		12,533,493

Transportation – 0.3%
2,100	Abertis Infraestructuras SA*,(c)	40,987
1,200	Aena SME SA	230,062
20,200	Air France-KLM*	224,861
7,800	Alaska Air Group, Inc.	528,450
12,100	Atlantia SpA	282,401
49,127	Bollore SA	214,681
500	Central Japan Railway Co.	100,534
7,800	CH Robinson Worldwide, Inc.	609,960
200	Clarkson plc	8,047
6,200	CSX Corp.	448,632
58,353	Delta Air Lines, Inc.	3,412,483
6,300	Deutsche Lufthansa AG (Registered)	115,965
2,600	Deutsche Post AG (Registered)	98,863
5,400	Expeditors International of Washington, Inc.	421,308
32,900	Firstgroup plc*	54,649
1,400	Fraport AG Frankfurt Airport Services Worldwide	118,839
10,900	Getlink SE	190,040
800	Go-Ahead Group plc (The)	23,443
1,100	Hankyu Hanshin Holdings, Inc.	47,053
500	Japan Airlines Co. Ltd.	15,568
200	Japan Airport Terminal Co. Ltd.	11,097
900	JB Hunt Transport Services, Inc.	105,102
1,300	Kamigumi Co. Ltd.	28,576
2,500	Kansas City Southern	382,900
1,500	Keikyu Corp.	28,918
1,000	Keisei Electric Railway Co. Ltd.	38,749
900	Kintetsu Group Holdings Co. Ltd.	48,816
800	Mitsui OSK Lines Ltd.	22,000
700	Nagoya Railroad Co. Ltd.	21,737
5,300	National Express Group plc	33,034
200	Nippon Yusen KK	3,605
15,700	Royal Mail plc	47,217
500	Sankyu, Inc.	25,126
800	Seino Holdings Co. Ltd.	10,808
200	SG Holdings Co. Ltd.	4,505
23,520	Signature Aviation plc	98,881
12,400	Southwest Airlines Co.	669,352
600	Tobu Railway Co. Ltd.	21,721
15,000	Union Pacific Corp.	2,711,850

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Transportation – (continued)
7,500	United Airlines Holdings, Inc.*	$660,675
500	West Japan Railway Co.	43,247
2,600	Wizz Air Holdings plc*	134,396
1,500	Yamato Holdings Co. Ltd.	25,574

		12,364,712

Utilities – 0.8%
125,300	A2A SpA	235,294
17,513	AES Corp.	348,509
5,600	Alliant Energy Corp.	306,432
2,600	Ameren Corp.	199,680
7,000	American Electric Power Co., Inc.	661,570
27,652	American Water Works Co., Inc.	3,397,048
1,800	Atmos Energy Corp.	201,348
14,500	CenterPoint Energy, Inc.	395,415
167,900	Centrica plc	198,604
9,640	CMS Energy Corp.	605,778
10,500	Consolidated Edison, Inc.	949,935
5,105	ContourGlobal plc	14,200
4,200	Dominion Energy, Inc.	347,844
15,600	Drax Group plc	64,884
2,500	DTE Energy Co.	324,675
7,300	Duke Energy Corp.	665,833
6,100	Edison International	460,001
67,000	EDP – Energias de Portugal SA	290,740
400	Electric Power Development Co. Ltd.	9,709
6,195	Electricite de France SA	69,126
300	Elia System Operator SA/NV	26,618
4,600	Endesa SA	122,842
79,900	Enel SpA	634,712
15,000	Engie SA	242,975
7,045	Entergy Corp.	843,991
12,000	Evergy, Inc.	781,080
8,200	Eversource Energy	697,574
12,800	Exelon Corp.	583,552
13,312	FirstEnergy Corp.	646,963
1,900	Fortum OYJ	46,899
25,700	Hera SpA	112,567
83,400	Iberdrola SA	859,484
27,600	Italgas SpA	168,738
11,300	NextEra Energy, Inc.	2,736,408
10,300	NiSource, Inc.	286,752
11,898	NRG Energy, Inc.	472,946
1,900	Osaka Gas Co. Ltd.	36,334
6,300	Pennon Group plc	85,451
3,500	Pinnacle West Capital Corp.	314,755
2,600	PPL Corp.	93,288
8,300	Public Service Enterprise Group, Inc.	490,115
8,800	RWE AG	269,649
4,200	Sempra Energy	636,216
2,600	Severn Trent plc	86,616
4,100	Shikoku Electric Power Co., Inc.	40,499
48,200	Snam SpA	253,426
12,500	Southern Co. (The)	796,250
9,300	SSE plc	177,372
10,200	Suez	154,563

Common Stocks – (continued)
Utilities – (continued)
100	Telecom Plus plc	1,992
19,500	Terna Rete Elettrica Nazionale SpA	130,414
400	Tohoku Electric Power Co., Inc.	3,965
2,400	Tokyo Gas Co. Ltd.	58,317
14,100	United Utilities Group plc	176,446
13,200	Veolia Environnement SA	351,230
400	Verbund AG Class A	20,074
113,648	Vistra Energy Corp.	2,612,768
8,300	WEC Energy Group, Inc.	765,509
8,807	Xcel Energy, Inc.	559,156

		27,125,131

TOTAL COMMON STOCKS
(Cost $641,127,637)		$793,537,852

Closed End Fund – 0.0%
2,500	UK Commercial Property REIT Ltd. (REIT)	$2,941
(Cost $2,787)

Exchange Traded Funds – 7.5%
60,856	Energy Select Sector SPDR Fund	$3,653,794
198,583	Health Care Select Sector SPDR Fund(b)	20,227,665
68,986	Invesco Emerging Markets Sovereign Debt ETF(b)	2,040,606
2,352,972	Invesco Senior Loan ETF(b)	53,694,821
150,568	SPDR Bloomberg Barclays Convertible Securities ETF	8,356,524
168,414	SPDR Dow Jones International Real Estate ETF	6,532,779
54,112	SPDR Dow Jones REIT ETF	5,520,506
3,755,221	Vanguard FTSE Emerging Markets ETF	166,994,678

TOTAL EXCHANGE TRADED FUNDS
(Cost $243,897,149)		$267,021,373

Shares	Dividend Rate	Value

Investment Company(d) – 65.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,337,246,531	1.638%	$2,337,246,531
(Cost $2,337,246,531)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $3,222,274,104)		$3,397,808,697

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
29,148,415	1.638%	$29,148,415
(Cost $29,148,415)

TOTAL INVESTMENTS – 96.5%
(Cost $3,251,422,519)		$3,426,957,112

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.5%		124,200,177

NET ASSETS – 100.0%		$3,551,157,289

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(b)	All or a portion of security is on loan.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
CVA	—Dutch Certification
EURIBOR	—Euro Interbank Offered Rate
REIT	—Real Estate Investment Trust
SPDR	—Standard and Poor’s Depositary Receipts

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israel New Shekel
JPY	—Japanese Yen
MXN	—Mexican Peso
NOK	—Norwegian Krone
PHP	—Philippines Peso
RUB	—Russian Ruble
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Chase Bank NA	IDR	160,957,360,000	USD	11,389,567	01/02/2020	$204,696
	IDR	187,209,190,000	USD	13,366,444	01/30/2020	136,394
	ILS	14,120,000	USD	4,067,758	01/24/2020	25,374
	MXN	182,650,000	USD	9,612,788	01/24/2020	16,007
	PHP	681,770,000	USD	13,383,106	01/06/2020	71,356
	PHP	687,820,000	USD	13,533,946	01/30/2020	25,117
	RUB	353,240,000	USD	5,507,576	01/09/2020	179,640
	RUB	529,300,000	USD	8,473,008	01/30/2020	25,619
	TWD	171,580,000	USD	5,718,761	02/06/2020	31,712
	ZAR	51,450,000	USD	3,597,374	01/24/2020	65,598

TOTAL						$781,513

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Chase Bank NA	INR	617,350,000	USD	8,650,387	01/30/2020	$(4,365)
	USD	8,352,693	AUD	12,090,000	01/24/2020	(136,066)
	USD	9,069,414	CHF	8,880,000	01/24/2020	(120,068)
	USD	53,577,348	EUR	48,220,000	01/24/2020	(583,670)
	USD	11,128,697	GBP	8,510,000	01/24/2020	(150,660)
	USD	4,123,779	HUF	1,228,000,000	01/24/2020	(42,525)
	USD	11,505,008	IDR	160,957,360,000	01/02/2020	(89,255)
	USD	614,947	JPY	66,992,924	01/07/2020	(1,765)
	USD	29,562,150	JPY	3,226,200,000	01/24/2020	(165,502)
	USD	4,821,236	NOK	43,200,000	01/24/2020	(99,931)
	USD	13,422,519	PHP	681,770,000	01/06/2020	(31,944)
	USD	5,670,894	RUB	353,240,000	01/09/2020	(16,321)

TOTAL						$(1,442,072)

FUTURES CONTRACTS — At December 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	111	02/26/2020	$16,878,660	$321,564
3 Month Eurodollar	108	03/16/2020	26,530,200	270,899
3 Month Eurodollar	55	06/15/2020	13,516,250	149,809
3 Month Eurodollar	59	09/14/2020	14,506,625	166,338
3 Month Eurodollar	66	12/14/2020	16,230,225	189,572
3 Month Eurodollar	63	03/15/2021	15,501,150	147,640
3 Month Eurodollar	50	06/14/2021	12,301,875	71,309
3 Month Eurodollar	48	09/13/2021	11,808,600	6,489
3 Month Eurodollar	36	12/13/2021	8,852,400	217
3 Month Sterling	50	09/16/2020	8,220,385	19,675
3 Month Sterling	83	12/16/2020	13,645,151	41,497
3 Month Sterling	76	03/17/2021	12,495,614	38,467
3 Month Sterling	65	06/16/2021	10,684,348	23,267
3 Month Sterling	52	09/15/2021	8,546,187	(2,736)
3 Month Sterling	26	12/15/2021	4,271,802	(1,929)
Amsterdam Exchange Index	68	01/17/2020	9,223,703	(37,102)
ASX 90 Day Bank Accepted Bill	62	03/12/2020	43,413,214	25,885
ASX 90 Day Bank Accepted Bill	86	06/11/2020	60,224,244	(13,888)
ASX 90 Day Bank Accepted Bill	80	09/10/2020	56,028,054	(5,921)
Australia 10 Year Bond	193	03/16/2020	19,361,928	(376,683)
Brent Crude Oil	55	01/31/2020	3,631,650	(46,311)
CAC 40 10 Euro Index	141	01/17/2020	9,442,134	13,980
Canada 10 Year Bond	93	03/20/2020	9,841,077	(184,179)
Copper	55	03/27/2020	3,847,937	1,911
DAX Index	62	03/20/2020	23,030,828	18,434
EURO STOXX 50 Index	3,067	03/20/2020	128,287,067	(63,122)
Euro-Bobl	263	03/06/2020	39,442,449	(182,292)
Euro-BTP	116	03/06/2020	18,574,230	47,319
Euro-Bund	356	03/06/2020	68,220,717	(789,525)
Euro-Buxl	41	03/06/2020	9,165,747	(312,797)
Euro-OAT	150	03/06/2020	27,415,470	(311,254)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
FTSE 100 Index	519	03/20/2020	$51,553,180	$244,282
FTSE/JSE Top 40 Index	100	03/19/2020	3,667,000	(26,418)
FTSE/MIB Index	65	03/20/2020	8,534,174	(67,322)
Hang Seng Index	55	01/30/2020	9,976,836	(300)
HSCEI	103	01/30/2020	7,409,449	(4,138)
IBEX 35 Index	74	01/17/2020	7,909,042	(50,981)
KOSPI 200 Index	110	03/12/2020	7,019,759	453,181
LME Aluminum Base Metal	83	01/15/2020	3,712,694	78,239
Long Gilt	176	03/27/2020	30,605,253	(525,673)
MSCI Taiwan Index	168	01/30/2020	7,721,280	(86,076)
NASDAQ 100 E-Mini Index	441	03/20/2020	77,194,845	1,287,332
OMXS30 Index	385	01/17/2020	7,268,320	(95,386)
Russell 2000 E-Mini Index	217	03/20/2020	18,126,010	280,104
S&P Midcap 400 E-Mini Index	52	03/20/2020	10,736,960	165,346
S&P/TSX 60 Index	66	03/19/2020	10,291,233	(24,595)
TOPIX Index	170	03/12/2020	26,926,510	42,241
U.S. Treasury 2 Year Note	273	03/31/2020	58,808,039	(55,197)
U.S. Treasury 5 Year Note	443	03/31/2020	52,498,961	(236,275)
U.S. Treasury 10 Year Note	602	03/20/2020	77,206,500	(795,614)
U.S. Treasury Long Bond	187	03/20/2020	29,084,344	(700,105)
WTI Crude Oil	59	01/21/2020	3,609,030	38,187

Total				$(852,635)
Short position contracts:
3 Month Canadian Bankers Acceptance	(66)	03/16/2020	(12,451,715)	(973)
3 Month Canadian Bankers Acceptance	(51)	06/15/2020	(9,623,744)	(1,700)
3 Month Canadian Bankers Acceptance	(47)	09/14/2020	(8,870,298)	(1,581)
3 Month Euro Euribor	(113)	03/16/2020	(31,810,024)	5,480
3 Month Euro Euribor	(68)	06/15/2020	(19,142,315)	4,294
3 Month Euro Euribor	(55)	09/14/2020	(15,481,213)	3,828
3 Month Euro Euribor	(34)	12/14/2020	(9,569,251)	1,913
3 Month Euro Euribor	(14)	03/15/2021	(3,939,691)	511
3 Month Euroswiss	(76)	03/16/2020	(19,769,580)	8,714
3 Month Euroswiss	(55)	06/15/2020	(14,308,354)	3,145
3 Month Euroswiss	(42)	09/14/2020	(10,925,294)	3,378
3 Month Sterling	(25)	03/18/2020	(4,108,123)	984
Euro-Schatz	(385)	03/06/2020	(48,328,837)	28,811
Japan 10 Year Bond	(16)	03/13/2020	(22,407,804)	(15,456)
LME Aluminum Base Metal	(83)	01/15/2020	(3,712,694)	(131,440)
S&P 500 E-Mini Index	(983)	03/20/2020	(158,808,565)	(1,383,182)
Soybean	(49)	03/13/2020	(2,337,300)	(123,267)

Total				$(1,596,541)

Total Futures Contracts				$(2,449,176)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2019(b)	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
iTraxx Europe Crossover Index	5.000%	2.080%	12/20/2024	EUR	100,600	$15,519,376	$13,634,374	$1,885,002
iTraxx Europe Index	1.000	0.450	12/20/2024		15,850	497,131	415,496	81,635
Markit CDX North America High Yield Index	5.000	2.800	12/20/2024	USD	108,700	10,537,106	6,873,910	3,663,196
Markit CDX North America Investment Grade Index	1.000	0.450	12/20/2024		17,200	451,782	341,984	109,798

TOTAL						$27,005,395	$21,265,764	$5,739,631

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)		Unrealized Appreciation/ (Depreciation)(a)
Alerian MLP Index Total Return(b)	(1.738)%	Bank of America NA	08/17/2020	USD	21,757	$549,892
Bloomberg Roll Select Commodity Index Total Return(c)	0.000	JPMorgan Chase Bank NA	02/28/2020	USD	55,285	(222,506)
Euro Stoxx Gross Total Return Index(d)	0.464		06/16/2020	EUR	50,668	(358,046)
FTSE 100 Total Return Index(d)	0.697		09/15/2020	GBP	11,952	(592,848)

TOTAL						$(623,508)

(a)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.
(b)	Payments made monthly.
(c)	Payments made weekly.
(d)	Payments received monthly.

WRITTEN OPTIONS CONTRACTS — At December 31, 2019, the Fund had the following written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written options contracts:
Puts
S&P 500 Index	Morgan Stanley Co., Inc.	2,700 USD	01/17/2020	45	$(14,538,510)	$(2,925)	$(105,686)	$102,761
		2,725 USD	01/17/2020	44	(14,215,432)	(3,190)	(116,127)	112,937
		2,750 USD	01/17/2020	44	(14,215,432)	(3,630)	(126,987)	123,357
		2,775 USD	01/17/2020	43	(13,892,354)	(3,763)	(138,768)	135,005
		2,800 USD	01/17/2020	42	(13,569,276)	(4,305)	(151,074)	146,769
		2,825 USD	01/17/2020	41	(13,246,198)	(4,817)	(167,510)	162,693
		2,850 USD	01/17/2020	41	(13,246,198)	(5,433)	(182,701)	177,268
		2,875 USD	01/17/2020	40	(12,923,120)	(5,900)	(197,091)	191,191
		2,900 USD	01/17/2020	39	(12,600,042)	(6,532)	(218,618)	212,086
		2,925 USD	01/17/2020	38	(12,276,964)	(7,315)	(237,805)	230,490

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Written options contracts: (continued)
Puts (continued)
		2,950 USD	01/17/2020	38	$(12,276,964)	$(8,360)	$(257,787)	$249,427
		2,975 USD	01/17/2020	37	(11,953,886)	(9,435)	(286,352)	276,917
		3,000 USD	01/17/2020	37	(11,953,886)	(11,285)	(312,798)	301,513
		2,775 USD	02/21/2020	42	(13,569,276)	(19,110)	(83,129)	64,019
		2,800 USD	02/21/2020	41	(13,246,198)	(21,115)	(90,169)	69,054
		2,825 USD	02/21/2020	41	(13,246,198)	(23,575)	(98,429)	74,854
		2,850 USD	02/21/2020	40	(12,923,120)	(26,200)	(106,600)	80,400
		2,875 USD	02/21/2020	39	(12,600,042)	(29,250)	(116,309)	87,059
		2,900 USD	02/21/2020	39	(12,600,042)	(33,345)	(128,121)	94,776
		2,925 USD	02/21/2020	38	(12,276,964)	(36,860)	(138,222)	101,362
		2,950 USD	02/21/2020	37	(11,953,886)	(41,070)	(153,137)	112,067
		2,975 USD	02/21/2020	37	(11,953,886)	(46,990)	(166,894)	119,904
		3,000 USD	02/21/2020	36	(11,630,808)	(52,560)	(183,213)	130,653
		3,025 USD	02/21/2020	35	(11,307,730)	(58,625)	(197,724)	139,099
		3,050 USD	02/21/2020	35	(11,307,730)	(67,375)	(216,064)	148,689
		3,075 USD	02/21/2020	34	(10,984,652)	(75,140)	(236,408)	161,268
		3,100 USD	02/21/2020	34	(10,984,652)	(86,530)	(260,573)	174,043
		2,875 USD	03/20/2020	49	(15,830,822)	(75,950)	(85,511)	9,561
		2,900 USD	03/20/2020	48	(15,507,744)	(83,280)	(92,511)	9,231
		2,925 USD	03/20/2020	48	(15,507,744)	(93,120)	(102,868)	9,748
		2,950 USD	03/20/2020	47	(15,184,666)	(102,225)	(110,279)	8,054
		2,975 USD	03/20/2020	46	(14,861,588)	(111,550)	(120,216)	8,666
		3,000 USD	03/20/2020	45	(14,538,510)	(121,950)	(129,698)	7,748
		3,025 USD	03/20/2020	45	(14,538,510)	(136,125)	(143,350)	7,225
		3,050 USD	03/20/2020	44	(14,215,432)	(148,940)	(155,335)	6,395
		3,075 USD	03/20/2020	43	(13,892,354)	(162,325)	(168,328)	6,003
		3,100 USD	03/20/2020	42	(13,569,276)	(176,820)	(182,474)	5,654
		3,125 USD	03/20/2020	42	(13,569,276)	(197,190)	(203,233)	6,043
		3,150 USD	03/20/2020	41	(13,246,198)	(214,840)	(221,905)	7,065
		3,175 USD	03/20/2020	40	(12,923,120)	(234,000)	(239,954)	5,954
		3,200 USD	03/20/2020	40	(12,923,120)	(262,000)	(269,018)	7,018

Total written options contracts				1,677		$(2,814,950)	$(6,898,976)	$4,084,026

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments

December 31, 2019

Shares	Dividend Rate	Value

Investment Company(a) – 79.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
41,109,961	1.638%	$41,109,961

TOTAL INVESTMENTS – 79.0%
(Cost $41,109,961)		$41,109,961

OTHER ASSETS IN EXCESS OF LIABILITIES – 21.0%		10,924,663

NET ASSETS – 100.0%		$52,034,624

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
EURIBOR	—Euro Interbank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israel New Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peru Nuevo Sol
PHP	—Philippines Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
THB	—Thailand Baht
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	CLP	650,820,000	USD	864,877	01/02/2020	$633
	COP	1,193,360,000	USD	346,303	01/02/2020	16,726
	COP	1,421,460,000	USD	427,007	01/30/2020	4,979
	IDR	12,166,040,000	USD	862,875	01/02/2020	13,483
	IDR	3,252,150,000	USD	232,177	01/30/2020	2,391
	MXN	46,030,000	USD	2,422,556	01/24/2020	4,017
	NOK	5,050,000	USD	575,133	01/24/2020	142
	PEN	1,710,000	USD	513,815	01/30/2020	1,844
	PHP	26,950,000	USD	530,745	01/06/2020	1,103
	RUB	169,590,000	USD	2,640,696	01/09/2020	89,727
	RUB	146,520,000	USD	2,346,385	01/30/2020	6,192
	USD	2,718,978	CLP	2,033,850,000	01/30/2020	13,207
	ZAR	11,330,000	USD	793,197	01/24/2020	13,439

TOTAL						$167,883

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	CLP	2,033,850,000	USD	2,716,436	01/02/2020	$(11,668)
	INR	44,040,000	USD	617,089	01/30/2020	(306)
	SEK	4,140,000	USD	443,692	01/24/2020	(1,215)
	USD	3,375,697	CLP	2,684,670,000	01/02/2020	(194,580)
	USD	359,013	COP	1,193,360,000	01/02/2020	(4,016)
	USD	1,900,755	CZK	43,560,000	01/24/2020	(20,737)
	USD	2,854,582	HUF	850,050,000	01/24/2020	(29,430)
	USD	870,122	IDR	12,166,040,000	01/02/2020	(6,236)
	USD	1,688,536	ILS	5,860,000	01/24/2020	(10,172)
	USD	2,436,923	KRW	2,822,030,000	02/03/2020	(6,523)
	USD	7,193,376	NOK	64,470,000	01/24/2020	(150,782)
	USD	529,201	PHP	26,950,000	01/06/2020	(2,647)
	USD	849,416	PHP	43,140,000	01/30/2020	(1,007)
	USD	309,728	PLN	1,190,000	01/24/2020	(3,953)
	USD	2,722,027	RUB	169,590,000	01/09/2020	(8,397)
	USD	6,770,599	SEK	63,590,000	01/24/2020	(25,810)
	USD	1,821,397	THB	54,990,000	01/24/2020	(15,405)
	USD	1,979,498	TWD	59,430,000	02/06/2020	(12,288)

TOTAL						$(505,172)

FUTURES CONTRACTS — At December 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	6	02/26/2020	$912,360	$13,143
3 Month Eurodollar	3	03/16/2020	736,950	8,468
3 Month Eurodollar	1	06/15/2020	245,750	2,923
3 Month Eurodollar	1	09/14/2020	245,875	2,979
3 Month Eurodollar	2	12/14/2020	491,825	6,120
3 Month Eurodollar	2	03/15/2021	492,100	4,687
3 Month Eurodollar	1	06/14/2021	246,037	1,485
3 Month Eurodollar	1	09/13/2021	246,012	135
3 Month Eurodollar	1	12/13/2021	245,900	(202)
3 Month Sterling	1	09/16/2020	164,408	(90)
3 Month Sterling	2	12/16/2020	328,799	952
3 Month Sterling	2	03/17/2021	328,832	795
3 Month Sterling	2	06/16/2021	328,749	654
3 Month Sterling	1	09/15/2021	164,350	(25)
3 Month Sterling	1	12/15/2021	164,300	(25)
Amsterdam Exchange Index	2	01/17/2020	271,285	(1,091)
ASX 90 Day Bank Accepted Bill	1	03/12/2020	700,213	736
ASX 90 Day Bank Accepted Bill	2	06/11/2020	1,400,564	(271)
ASX 90 Day Bank Accepted Bill	2	09/10/2020	1,400,701	(69)
Australia 10 Year Bond	207	03/16/2020	20,766,420	(371,827)
Brent Crude Oil	31	04/30/2020	1,987,720	84,628
CAC 40 10 Euro Index	5	01/17/2020	334,827	(300)
Cocoa	85	05/13/2020	2,159,850	30,872
Coffee “C”	40	05/18/2020	1,972,500	215,949
Copper	28	05/27/2020	1,964,550	76,254

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Corn	102	05/14/2020	$2,013,225	$14,415
Cotton No. 2	57	05/06/2020	1,997,280	86,840
DAX Index	2	03/20/2020	742,930	592
EURO STOXX 50 Index	22	03/20/2020	920,220	(1,277)
Euro-BTP	2	03/06/2020	320,245	(1,088)
Euro-OAT	1	03/06/2020	182,770	(2,075)
Foreign Exchange AUD/USD	168	03/16/2020	11,812,080	197,715
Foreign Exchange CAD/USD	165	03/17/2020	12,711,600	181,152
Foreign Exchange NZD/USD	104	03/16/2020	7,008,560	143,847
FTSE 100 Index	4	03/20/2020	397,327	(178)
FTSE/MIB Index	2	03/20/2020	262,590	(2,066)
Hang Seng Index	1	01/30/2020	181,397	2,020
HSCEI	2	01/30/2020	143,873	823
IBEX 35 Index	3	01/17/2020	320,637	(2,205)
Japan 10 Year Bond	10	03/13/2020	14,004,878	1,344
KC HRW Wheat	83	05/14/2020	2,050,100	214,469
KOSPI 200 Index	4	03/12/2020	255,264	5,814
Lean Hogs	56	06/12/2020	2,004,240	79,854
Live Cattle	42	06/30/2020	1,997,940	30,378
LME Aluminum Base Metal	168	01/15/2020	7,514,850	79,235
LME Aluminum Base Metal	138	02/19/2020	6,213,450	45,371
LME Aluminum Base Metal	80	03/18/2020	3,620,000	119,802
LME Aluminum Base Metal	48	04/15/2020	2,177,400	3,344
LME Aluminum Base Metal	48	05/20/2020	2,185,800	60,144
LME Lead Base Metal	21	01/15/2020	1,006,425	(6,068)
LME Nickel Base Metal	3	01/15/2020	251,424	(23,878)
LME Nickel Base Metal	7	02/19/2020	588,000	15,990
LME Zinc Base Metal	102	01/13/2020	5,816,550	(35,386)
LME Zinc Base Metal	75	02/19/2020	4,270,781	(92,428)
LME Zinc Base Metal	58	03/18/2020	3,298,388	(15,124)
LME Zinc Base Metal	38	04/15/2020	2,156,263	(145,898)
LME Zinc Base Metal	38	05/20/2020	2,152,463	37,260
Low Sulphur Gasoil	35	05/12/2020	2,111,375	88,408
MSCI Taiwan Index	4	01/30/2020	183,840	(810)
NASDAQ 100 E-Mini Index	3	03/20/2020	525,135	8,758
Natural Gas	94	04/28/2020	2,056,720	(2,267)
NY Harbor ULSD	24	04/30/2020	2,003,198	79,130
OMXS30 Index	11	01/17/2020	207,666	(2,731)
RBOB Gasoline	25	04/30/2020	1,978,410	57,812
Russell 2000 E-Mini Index	4	03/20/2020	334,120	3,778
S&P 500 E-Mini Index	66	03/20/2020	10,662,630	109,019
S&P Midcap 400 E-Mini Index	1	03/20/2020	206,480	3,583
S&P/TSX 60 Index	2	03/19/2020	311,856	(953)
Silver	1	03/27/2020	89,575	(433)
Soybean	42	05/14/2020	2,031,750	44,667
Soybean Oil	94	05/14/2020	1,979,076	169,146
Sugar No. 11	132	04/30/2020	2,003,232	125,730
TOPIX Index	3	03/12/2020	475,174	1,594
U.S. Treasury 5 Year Note	1	03/31/2020	118,508	(103)
U.S. Treasury Long Bond	1	03/20/2020	155,531	(3,346)
Wheat	72	05/14/2020	2,025,900	133,346

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
WTI Crude Oil	33	04/21/2020	$1,982,970	$78,270

Total				$1,962,216
Short position contracts:
3 Month Canadian Bankers Acceptance	(2)	03/16/2020	(377,325)	(4)
3 Month Canadian Bankers Acceptance	(1)	06/15/2020	(188,701)	(49)
3 Month Canadian Bankers Acceptance	(1)	09/14/2020	(188,730)	8
3 Month Euro Euribor	(3)	03/16/2020	(844,514)	176
3 Month Euro Euribor	(2)	06/15/2020	(563,009)	122
3 Month Euro Euribor	(2)	09/14/2020	(562,953)	108
3 Month Euro Euribor	(1)	12/14/2020	(281,449)	54
3 Month Euroswiss	(2)	03/16/2020	(520,252)	329
3 Month Euroswiss	(2)	06/15/2020	(520,304)	177
3 Month Euroswiss	(1)	09/14/2020	(260,126)	51
3 Month Sterling	(1)	03/18/2020	(164,325)	39
Brent Crude Oil	(6)	01/31/2020	(396,180)	(15,432)
Canada 10 Year Bond	(47)	03/20/2020	(4,973,447)	81,985
CBOE Volatility Index	(28)	01/22/2020	(409,500)	101,570
CBOE Volatility Index	(30)	02/19/2020	(498,750)	40,323
CBOE Volatility Index	(32)	03/18/2020	(541,600)	(4,182)
Cocoa	(120)	03/16/2020	(3,045,600)	(14,345)
Coffee “C”	(54)	03/19/2020	(2,615,288)	(289,389)
Copper	(23)	03/27/2020	(1,609,138)	1,849
Corn	(99)	03/13/2020	(1,918,125)	(27,899)
Cotton No. 2	(85)	03/09/2020	(2,930,375)	(98,473)
Euro-Bobl	(4)	03/06/2020	(599,885)	1,156
Euro-Bund	(28)	03/06/2020	(5,365,674)	63,184
Euro-Schatz	(22)	03/06/2020	(2,761,648)	1,715
Feeder Cattle	(8)	03/26/2020	(576,800)	(7,513)
Foreign Exchange CHF/USD	(19)	03/16/2020	(2,467,150)	(40,489)
Foreign Exchange EUR/USD	(57)	03/16/2020	(8,030,944)	(57,044)
Foreign Exchange GBP/USD	(50)	03/16/2020	(4,148,125)	(28,551)
Foreign Exchange JPY/USD	(38)	03/16/2020	(4,388,525)	(7,080)
KC HRW Wheat	(83)	03/13/2020	(2,015,863)	(160,554)
Lean Hogs	(69)	02/14/2020	(1,966,500)	40,083
Live Cattle	(39)	02/28/2020	(1,965,210)	(7,353)
LME Aluminum Base Metal	(168)	01/15/2020	(7,514,850)	(35,767)
LME Aluminum Base Metal	(200)	02/19/2020	(9,005,000)	(266,510)
LME Aluminum Base Metal	(80)	03/18/2020	(3,620,000)	(3,280)
LME Aluminum Base Metal	(48)	04/15/2020	(2,177,400)	(62,926)
LME Aluminum Base Metal	(2)	05/20/2020	(91,075)	(2,262)
LME Lead Base Metal	(21)	01/15/2020	(1,006,425)	46,926
LME Lead Base Metal	(17)	02/19/2020	(818,444)	(15,871)
LME Nickel Base Metal	(3)	01/15/2020	(251,424)	2,228
LME Nickel Base Metal	(4)	02/19/2020	(336,000)	78
LME Zinc Base Metal	(102)	01/13/2020	(5,816,550)	215,688
LME Zinc Base Metal	(99)	02/19/2020	(5,637,431)	(9,889)
LME Zinc Base Metal	(58)	03/18/2020	(3,298,387)	291,024
LME Zinc Base Metal	(38)	04/15/2020	(2,156,262)	(39,208)
LME Zinc Base Metal	(2)	05/20/2020	(113,287)	1,204

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Long Gilt	(61)	03/27/2020	$(10,607,503)	$136,286
Low Sulphur Gasoil	(21)	02/12/2020	(1,290,975)	(55,667)
Natural Gas	(89)	01/29/2020	(1,941,090)	97,404
NY Harbor ULSD	(33)	01/31/2020	(2,809,283)	(91,167)
RBOB Gasoline	(18)	01/31/2020	(1,280,664)	(25,775)
SET50 Index	(24)	03/30/2020	(170,968)	(296)
Soybean	(82)	03/13/2020	(3,911,400)	(185,871)
Soybean Oil	(95)	03/13/2020	(1,984,740)	(192,941)
Sugar No. 11	(240)	02/28/2020	(3,612,672)	(100,212)
U.S. Treasury 2 Year Note	(1)	03/31/2020	(215,414)	30
U.S. Treasury 10 Year Note	(30)	03/20/2020	(3,847,500)	7,872
Wheat	(19)	03/13/2020	(530,812)	(15,055)
WTI Crude Oil	(33)	01/21/2020	(2,018,610)	(65,341)

Total				$(794,726)

Total Futures Contracts				$1,167,490

SWAP CONTRACTS — At December 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2019(b)	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
iTraxx Europe Crossover Index	5.000%	2.080%	12/20/2024	EUR	400	$61,708	$57,031	$4,677
iTraxx Europe Index	1.000	0.450	12/20/2024		1,050	32,934	26,062	6,872
Markit CDX North America High Yield Index	5.000	2.800	12/20/2024	USD	450	43,621	27,676	15,945
Markit CDX North America Investment Grade Index	1.000	0.450	12/20/2024		950	24,953	18,205	6,748

TOTAL						$163,216	$128,974	$34,242

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)		Unrealized Appreciation / (Depreciation)(a)
A basket (MLGSFDJP) of common stocks(b)(*)	(0.046)%	Bank of America NA	07/28/2020	JPY	4,385,769	$(41,318)
TOPIX Total Return Index(c)	0.046		07/28/2020		4,209,050	(56,649)
A basket (JPGSFDEU) of common stocks(b)(*)	(0.452)	JPMorgan Chase Bank NA	06/16/2020	EUR	35,202	(395,189)
Euro Stoxx Gross Total Return Index(c)	0.452		06/16/2020		33,679	364,441
A basket (JPGSFDUK) of common stocks(b)(*)	(0.707)		08/04/2020	GBP	6,318	(97,508)
FTSE 100 Total Return Index(c)	0.707		08/04/2020		5,095	90,613
A basket (JPGSFDUS) of common stocks(b)(*)	(1.792)		09/01/2020	USD	39,366	(10,424)
Russell 1000 Index Total Return(c)	1.799		09/01/2020		12,218	(37,359)
S&P 500 Total Return Index(c)	1.792		09/01/2020		22,472	63,543

TOTAL						$(119,850)

(a)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.
(b)	Payments made weekly.
(c)	Payments received weekly.
*	The components of the basket shown below.

A basket (MLGSFDJP) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Nippon Telegraph & Telephone Corp	Communication Services	36,430	$922,366	2.29%
Hoya Corp	Health Care	8,876	851,855	2.11
Kao Corp	Consumer Staples	9,670	801,435	1.99
Keyence Corp	Information Technology	1,982	700,731	1.74
Recruit Holdings Co Ltd	Industrials	18,217	685,760	1.70
Tokio Marine Holdings Inc	Financials	11,611	652,484	1.62
Tokyo Electron Ltd	Information Technology	2,912	639,817	1.59
ITOCHU Corp	Industrials	24,660	573,972	1.42
Nidec Corp	Industrials	4,102	565,254	1.40
SMC Corp/Japan	Industrials	1,193	550,886	1.37
Nintendo Co Ltd	Communication Services	1,294	522,520	1.29
ORIX Corp	Financials	30,600	508,930	1.26
FUJIFILM Holdings Corp	Information Technology	10,449	501,858	1.24
Eisai Co Ltd	Health Care	6,575	495,390	1.23
Seven & i Holdings Co Ltd	Consumer Staples	12,756	468,920	1.16
Omron Corp	Information Technology	7,927	467,377	1.16
Disco Corp	Information Technology	1,945	462,675	1.15
FANUC Corp	Industrials	2,466	460,333	1.14
Fast Retailing Co Ltd	Consumer Discretionary	768	458,683	1.14
Dai-ichi Life Holdings Inc	Financials	26,840	447,751	1.11
Olympus Corp	Health Care	27,204	421,970	1.05
Shionogi & Co Ltd	Health Care	6,776	421,122	1.04
Renesas Electronics Corp	Information Technology	57,560	396,453	0.98
Sekisui House Ltd	Consumer Discretionary	18,384	393,976	0.98
Bandai Namco Holdings Inc	Consumer Discretionary	6,285	382,746	0.95
Denso Corp	Consumer Discretionary	7,514	342,681	0.85
Bridgestone Corp	Consumer Discretionary	9,161	342,420	0.85
Otsuka Holdings Co Ltd	Health Care	7,376	330,747	0.82
MINEBEA MITSUMI Inc	Industrials	15,504	324,196	0.80
Mitsubishi Estate Co Ltd	Real Estate	16,694	320,335	0.79
Chugai Pharmaceutical Co Ltd	Health Care	3,432	317,702	0.79

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
MS&AD Insurance Group Holdings Inc	Financials	9,264	$307,199	0.76%
Mitsubishi Heavy Industries Ltd	Industrials	7,837	305,744	0.76
Nitori Holdings Co Ltd	Consumer Discretionary	1,899	300,366	0.74
Japan Airlines Co Ltd	Industrials	9,407	293,473	0.73
Nissan Motor Co Ltd	Consumer Discretionary	49,564	289,539	0.72
Takeda Pharmaceutical Co Ltd	Health Care	7,110	282,875	0.70
KDDI Corp	Communication Services	9,352	279,384	0.69
Alps Alpine Co Ltd	Information Technology	11,481	262,753	0.65
Toray Industries Inc	Materials	37,813	257,352	0.64
NTT DOCOMO Inc	Communication Services	9,012	251,432	0.62
Tokyo Gas Co Ltd	Utilities	10,163	247,467	0.61
Pan Pacific International Holdings Corp	Consumer Discretionary	14,621	243,172	0.60
Panasonic Corp	Consumer Discretionary	25,584	241,888	0.60
MonotaRO Co Ltd	Industrials	8,668	232,681	0.58
Asics Corp	Consumer Discretionary	13,838	230,788	0.57
Sumitomo Realty & Development Co Ltd	Real Estate	6,230	218,085	0.54
Mitsubishi Chemical Holdings Corp	Materials	28,950	217,347	0.54
Oriental Land Co Ltd/Japan	Consumer Discretionary	1,542	210,717	0.52
Casio Computer Co Ltd	Consumer Discretionary	10,006	201,333	0.50
NET One Systems Co Ltd	Information Technology	7,499	192,628	0.48
Sompo Holdings Inc	Financials	4,697	185,490	0.46
Park24 Co Ltd	Industrials	7,336	179,813	0.45
Capcom Co Ltd	Communication Services	6,389	177,788	0.44
Hitachi Chemical Co Ltd	Materials	4,207	176,749	0.44
MISUMI Group Inc	Industrials	7,045	176,104	0.44
Shimizu Corp	Industrials	17,174	176,018	0.44
Daiichi Sankyo Co Ltd	Health Care	2,566	170,355	0.42
Mitsui Chemicals Inc	Materials	6,778	166,820	0.41
TOTO Ltd	Industrials	3,771	160,681	0.40
Hikari Tsushin Inc	Consumer Discretionary	634	159,608	0.40
Asahi Group Holdings Ltd	Consumer Staples	3,484	159,452	0.40
Nippon Shinyaku Co Ltd	Health Care	1,822	158,457	0.39
Sumitomo Dainippon Pharma Co Ltd	Health Care	8,077	157,998	0.39
JXTG Holdings Inc	Energy	34,236	156,544	0.39
DMG Mori Co Ltd	Industrials	9,404	145,959	0.36
Central Japan Railway Co	Industrials	718	145,145	0.36
Osaka Gas Co Ltd	Utilities	7,556	145,105	0.36
LIXIL Group Corp	Industrials	8,359	145,014	0.36
SBI Holdings Inc/Japan	Financials	6,720	142,859	0.35
Pola Orbis Holdings Inc	Consumer Staples	5,936	142,489	0.35
East Japan Railway Co	Industrials	1,567	141,881	0.35
Skylark Holdings Co Ltd	Consumer Discretionary	7,220	141,554	0.35
Nomura Real Estate Holdings Inc	Real Estate	5,774	138,938	0.34
Japan Tobacco Inc	Consumer Staples	6,177	137,984	0.34
Amada Holdings Co Ltd	Industrials	11,968	137,382	0.34
Astellas Pharma Inc	Health Care	7,835	134,550	0.33
Koito Manufacturing Co Ltd	Consumer Discretionary	2,862	134,046	0.33
Welcia Holdings Co Ltd	Consumer Staples	2,060	131,507	0.33
Kintetsu Group Holdings Co Ltd	Industrials	2,401	130,524	0.32
Sekisui Chemical Co Ltd	Consumer Discretionary	7,406	129,505	0.32
West Japan Railway Co	Industrials	1,488	128,978	0.32
Teijin Ltd	Materials	6,751	126,783	0.31
Japan Exchange Group Inc	Financials	7,079	125,474	0.31
Secom Co Ltd	Industrials	1,391	124,913	0.31
Shiseido Co Ltd	Consumer Staples	1,745	124,695	0.31
Suntory Beverage & Food Ltd	Consumer Staples	2,985	124,600	0.31
Tosoh Corp	Materials	7,938	123,571	0.31
Canon Inc	Information Technology	4,482	122,927	0.30
JGC Holdings Corp	Industrials	7,509	121,021	0.30
Nippon Paint Holdings Co Ltd	Materials	2,325	120,435	0.30

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Fukuoka Financial Group Inc	Financials	6,111	$118,131	0.29%
Sony Financial Holdings Inc	Financials	4,880	117,776	0.29
Yoshinoya Holdings Co Ltd	Consumer Discretionary	4,390	117,008	0.29
Tobu Railway Co Ltd	Industrials	3,216	116,823	0.29
Kirin Holdings Co Ltd	Consumer Staples	5,308	116,513	0.29
Nissan Chemical Corp	Materials	2,726	115,033	0.29
Furukawa Electric Co Ltd	Industrials	4,402	114,012	0.28
Hitachi Metals Ltd	Materials	7,695	113,984	0.28
NH Foods Ltd	Consumer Staples	2,744	113,667	0.28
NTN Corp	Industrials	35,816	113,476	0.28
Toho Co Ltd/Tokyo	Communication Services	2,689	112,246	0.28
Hankyu Hanshin Holdings Inc	Industrials	2,609	112,141	0.28
Terumo Corp	Health Care	3,017	107,648	0.27
Lawson Inc	Consumer Staples	1,892	107,576	0.27
Toyota Motor Corp	Consumer Discretionary	1,516	107,368	0.27
ANA Holdings Inc	Industrials	3,142	105,076	0.26
Taiheiyo Cement Corp	Materials	3,537	104,437	0.26
Hoshizaki Corp	Industrials	1,164	104,082	0.26
MEIJI Holdings Co Ltd	Consumer Staples	1,530	103,723	0.26
Goldwin Inc	Consumer Discretionary	1,406	103,555	0.26
Cosmos Pharmaceutical Corp	Consumer Staples	495	102,514	0.25
Square Enix Holdings Co Ltd	Communication Services	2,044	101,928	0.25
Yamada Denki Co Ltd	Consumer Discretionary	19,194	101,884	0.25
Ajinomoto Co Inc	Consumer Staples	6,105	101,756	0.25
Toyo Suisan Kaisha Ltd	Consumer Staples	2,371	100,824	0.25
Itochu Techno-Solutions Corp	Information Technology	3,563	100,612	0.25
Ship Healthcare Holdings Inc	Health Care	2,148	99,637	0.25
Kansai Paint Co Ltd	Materials	3,998	98,288	0.24
Sugi Holdings Co Ltd	Consumer Staples	1,828	96,718	0.24
Chugoku Electric Power Co Inc/The	Utilities	7,264	95,395	0.24
K’s Holdings Corp	Consumer Discretionary	6,982	91,755	0.23
Tohoku Electric Power Co Inc	Utilities	9,194	91,358	0.23
Daito Trust Construction Co Ltd	Real Estate	730	90,420	0.22
Takashimaya Co Ltd	Consumer Discretionary	7,991	90,116	0.22
Fuji Media Holdings Inc	Communication Services	6,249	89,299	0.22
ABC-Mart Inc	Consumer Discretionary	1,302	88,987	0.22
Kikkoman Corp	Consumer Staples	1,795	88,532	0.22
Oracle Corp Japan	Information Technology	965	88,160	0.22
Sega Sammy Holdings Inc	Consumer Discretionary	6,021	87,528	0.22
Z Holdings Corp	Communication Services	20,439	86,530	0.21
Electric Power Development Co Ltd	Utilities	3,507	85,247	0.21
Unicharm Corp	Consumer Staples	2,498	84,880	0.21
Mitsui Mining & Smelting Co Ltd	Materials	3,158	84,801	0.21
Hulic Co Ltd	Real Estate	6,985	84,416	0.21
Tsuruha Holdings Inc	Consumer Staples	654	84,257	0.21
Coca-Cola Bottlers Japan Holdings Inc	Consumer Staples	3,262	83,620	0.21
Daicel Corp	Materials	8,666	83,489	0.21
Mitsubishi Motors Corp	Consumer Discretionary	19,798	83,270	0.21
Lion Corp	Consumer Staples	4,244	82,822	0.21
Trend Micro Inc/Japan	Information Technology	1,589	81,709	0.20
Keio Corp	Industrials	1,342	81,440	0.20
Calbee Inc	Consumer Staples	2,487	81,188	0.20
Hitachi Ltd	Information Technology	1,887	80,157	0.20
SG Holdings Co Ltd	Industrials	3,547	80,137	0.20
M3 Inc	Health Care	2,630	79,837	0.20
Aeon Co Ltd	Consumer Staples	3,823	79,192	0.20
Stanley Electric Co Ltd	Consumer Discretionary	2,685	78,406	0.19
TIS Inc	Information Technology	1,327	78,372	0.19
Yokohama Rubber Co Ltd/The	Consumer Discretionary	3,999	78,257	0.19

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Seven Bank Ltd	Financials	23,777	$78,170	0.19%
Obic Co Ltd	Information Technology	573	77,697	0.19
Japan Airport Terminal Co Ltd	Industrials	1,388	77,650	0.19
Benesse Holdings Inc	Consumer Discretionary	2,922	77,122	0.19
Nagoya Railroad Co Ltd	Industrials	2,474	77,034	0.19
Nippon Suisan Kaisha Ltd	Consumer Staples	12,858	76,992	0.19
Kyushu Electric Power Co Inc	Utilities	8,746	75,899	0.19
Nihon Unisys Ltd	Information Technology	2,408	75,741	0.19
Fujikura Ltd	Industrials	18,179	75,460	0.19
Shimamura Co Ltd	Consumer Discretionary	987	75,399	0.19
NTT Data Corp	Information Technology	5,570	75,041	0.19
Sumitomo Rubber Industries Ltd	Consumer Discretionary	6,096	74,845	0.19
Nichirei Corp	Consumer Staples	3,194	74,807	0.19
SMS Co Ltd	Industrials	2,651	73,651	0.18
Sundrug Co Ltd	Consumer Staples	1,996	72,511	0.18
Tokyu Corp	Industrials	3,901	72,327	0.18
Nomura Research Institute Ltd	Information Technology	3,313	71,138	0.18
Chubu Electric Power Co Inc	Utilities	5,013	70,964	0.18
Nifco Inc/Japan	Consumer Discretionary	2,570	70,805	0.18
Mitsubishi Gas Chemical Co Inc	Materials	4,577	70,367	0.17
Otsuka Corp	Information Technology	1,730	69,508	0.17
Nihon Kohden Corp	Health Care	2,483	69,098	0.17
Sawai Pharmaceutical Co Ltd	Health Care	1,074	68,253	0.17
Azbil Corp	Information Technology	2,400	67,984	0.17
Zenkoku Hosho Co Ltd	Financials	1,578	67,369	0.17
Nissin Foods Holdings Co Ltd	Consumer Staples	893	66,577	0.16
Nippon Paper Industries Co Ltd	Materials	3,914	66,432	0.16
COMSYS Holdings Corp	Industrials	2,303	66,310	0.16
Sanwa Holdings Corp	Industrials	5,844	65,964	0.16
Zensho Holdings Co Ltd	Consumer Discretionary	2,909	65,955	0.16
Kewpie Corp	Consumer Staples	2,872	64,690	0.16
Mazda Motor Corp	Consumer Discretionary	7,323	63,084	0.16
Sumitomo Osaka Cement Co Ltd	Materials	1,419	62,217	0.15
Rohto Pharmaceutical Co Ltd	Consumer Staples	2,040	62,199	0.15
Kansai Electric Power Co Inc/The	Utilities	5,244	60,902	0.15
SCSK Corp	Information Technology	1,160	60,423	0.15
Kyowa Exeo Corp	Industrials	2,368	60,173	0.15
Ryohin Keikaku Co Ltd	Consumer Discretionary	2,530	59,397	0.15
Ain Holdings Inc	Consumer Staples	926	58,933	0.15
Sony Corp	Consumer Discretionary	867	58,914	0.15
Infomart Corp	Information Technology	6,510	58,892	0.15
Morinaga Milk Industry Co Ltd	Consumer Staples	1,440	58,832	0.15
Tokuyama Corp	Materials	2,211	58,128	0.14
Keisei Electric Railway Co Ltd	Industrials	1,493	58,127	0.14
Keihan Holdings Co Ltd	Industrials	1,166	56,733	0.14
DeNA Co Ltd	Communication Services	3,518	56,707	0.14
Ezaki Glico Co Ltd	Consumer Staples	1,259	56,259	0.14
Sohgo Security Services Co Ltd	Industrials	1,029	55,933	0.14
Rengo Co Ltd	Materials	7,287	55,814	0.14
Yamazaki Baking Co Ltd	Consumer Staples	3,077	55,078	0.14
Toho Gas Co Ltd	Utilities	1,342	54,983	0.14
Kobe Bussan Co Ltd	Consumer Staples	1,580	54,413	0.13
Nippon Yusen KK	Industrials	2,989	54,382	0.13
Odakyu Electric Railway Co Ltd	Industrials	2,319	54,323	0.13
Isetan Mitsukoshi Holdings Ltd	Consumer Discretionary	5,977	54,010	0.13
Morinaga & Co Ltd/Japan	Consumer Staples	1,122	53,974	0.13
Kakaku.com Inc	Communication Services	2,104	53,957	0.13
Rinnai Corp	Consumer Discretionary	687	53,927	0.13
Keikyu Corp	Industrials	2,765	53,575	0.13

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Nippon Light Metal Holdings Co Ltd	Materials	24,467	$53,028	0.13%
GS Yuasa Corp	Industrials	2,382	51,744	0.13
Air Water Inc	Materials	3,496	51,375	0.13
Fuji Oil Holdings Inc	Consumer Staples	1,900	51,230	0.13
Shochiku Co Ltd	Communication Services	337	51,034	0.13
Shimachu Co Ltd	Consumer Discretionary	1,839	50,384	0.12
Topcon Corp	Information Technology	3,852	50,334	0.12
Sapporo Holdings Ltd	Consumer Staples	2,114	50,060	0.12
Amano Corp	Information Technology	1,616	49,481	0.12
Tokyo Century Corp	Financials	912	48,996	0.12
Fujitsu Ltd	Information Technology	516	48,667	0.12
Taisei Corp	Industrials	1,162	48,518	0.12
Yamato Holdings Co Ltd	Industrials	2,817	48,296	0.12
Asahi Intecc Co Ltd	Health Care	1,643	48,289	0.12
Obayashi Corp	Industrials	4,298	48,041	0.12
Maruichi Steel Tube Ltd	Materials	1,684	47,633	0.12
House Foods Group Inc	Consumer Staples	1,384	47,422	0.12
Maruha Nichiro Corp	Consumer Staples	1,834	47,086	0.12
Kinden Corp	Industrials	3,000	46,830	0.12
Miura Co Ltd	Industrials	1,336	46,623	0.12
Sankyo Co Ltd	Consumer Discretionary	1,398	46,540	0.12
Resorttrust Inc	Consumer Discretionary	2,682	45,689	0.11
Shin-Etsu Chemical Co Ltd	Materials	408	45,232	0.11
Nippon Television Holdings Inc	Communication Services	3,338	44,823	0.11
Miraca Holdings Inc	Health Care	1,814	44,696	0.11
Nankai Electric Railway Co Ltd	Industrials	1,639	44,638	0.11
Nippon Shokubai Co Ltd	Materials	703	43,824	0.11
Izumi Co Ltd	Consumer Discretionary	1,206	43,582	0.11
Seibu Holdings Inc	Industrials	2,606	42,952	0.11
Acom Co Ltd	Financials	9,269	42,307	0.10
Daikin Industries Ltd	Industrials	298	42,226	0.10
Mitsubishi UFJ Financial Group Inc	Financials	7,725	42,085	0.10
Kyocera Corp	Information Technology	611	41,958	0.10
Honda Motor Co Ltd	Consumer Discretionary	1,472	41,882	0.10
Kagome Co Ltd	Consumer Staples	1,667	40,084	0.10
TS Tech Co Ltd	Consumer Discretionary	1,258	39,581	0.10
Meitec Corp	Industrials	688	38,880	0.10
Hitachi High-Technologies Corp	Information Technology	538	38,242	0.09
Relo Group Inc	Real Estate	1,325	37,119	0.09
Yakult Honsha Co Ltd	Consumer Staples	661	36,615	0.09
NHK Spring Co Ltd	Consumer Discretionary	3,873	35,388	0.09
Shikoku Electric Power Co Inc	Utilities	3,569	35,331	0.09
Nisshin Seifun Group Inc	Consumer Staples	1,991	34,854	0.09
Kyudenko Corp	Industrials	1,172	34,807	0.09
Toho Holdings Co Ltd	Health Care	1,535	34,217	0.08
Lasertec Corp	Information Technology	670	34,190	0.08
Mitsubishi Corp	Industrials	1,274	33,930	0.08
Ariake Japan Co Ltd	Consumer Staples	454	33,927	0.08
Advantest Corp	Information Technology	592	33,490	0.08
Hokuriku Electric Power Co	Utilities	4,444	32,489	0.08
Kaken Pharmaceutical Co Ltd	Health Care	584	32,372	0.08
Sotetsu Holdings Inc	Industrials	1,189	32,370	0.08
Lintec Corp	Materials	1,427	32,033	0.08
Ito En Ltd	Consumer Staples	634	31,927	0.08
Dowa Holdings Co Ltd	Materials	849	31,765	0.08
Glory Ltd	Industrials	1,021	31,030	0.08
H2O Retailing Corp	Consumer Discretionary	2,728	30,744	0.08
Murata Manufacturing Co Ltd	Information Technology	492	30,505	0.08
Nippon Kayaku Co Ltd	Materials	2,432	30,268	0.08

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Autobacs Seven Co Ltd	Consumer Discretionary	1,907	$30,119	0.07%
Megmilk Snow Brand Co Ltd	Consumer Staples	1,312	30,026	0.07
Hokkaido Electric Power Co Inc	Utilities	6,059	29,492	0.07
Mitsui & Co Ltd	Industrials	1,646	29,423	0.07
Daiichikosho Co Ltd	Communication Services	552	29,026	0.07
Tokai Rika Co Ltd	Consumer Discretionary	1,469	28,960	0.07
Tokyo Tatemono Co Ltd	Real Estate	1,842	28,910	0.07
Fujitsu General Ltd	Consumer Discretionary	1,256	28,364	0.07
Wacoal Holdings Corp	Consumer Discretionary	1,046	28,224	0.07
Santen Pharmaceutical Co Ltd	Health Care	1,453	27,839	0.07
Kamigumi Co Ltd	Industrials	1,234	27,178	0.07
Sanrio Co Ltd	Consumer Discretionary	1,335	26,351	0.07
Kobayashi Pharmaceutical Co Ltd	Consumer Staples	308	26,186	0.06
Ibiden Co Ltd	Information Technology	1,088	26,019	0.06
FP Corp	Materials	433	25,819	0.06
Japan Post Holdings Co Ltd	Financials	2,685	25,301	0.06
Nipro Corp	Health Care	2,055	24,820	0.06
Mani Inc	Health Care	854	24,548	0.06
Tsumura & Co	Health Care	824	24,279	0.06
Marubeni Corp	Industrials	3,216	23,941	0.06
Open House Co Ltd	Real Estate	797	22,915	0.06
Iwatani Corp	Energy	648	22,094	0.05
Nagase & Co Ltd	Industrials	1,451	21,718	0.05
Aozora Bank Ltd	Financials	814	21,622	0.05
Tokyu Fudosan Holdings Corp	Real Estate	3,114	21,591	0.05
Toyota Industries Corp	Consumer Discretionary	367	21,346	0.05
Colowide Co Ltd	Consumer Discretionary	1,027	21,329	0.05
Sumitomo Corp	Industrials	1,427	21,285	0.05
Oki Electric Industry Co Ltd	Information Technology	1,522	21,232	0.05
Horiba Ltd	Information Technology	306	20,625	0.05
Tokyo Ohka Kogyo Co Ltd	Materials	522	20,518	0.05
TV Asahi Holdings Corp	Communication Services	1,086	20,209	0.05
Nishi-Nippon Railroad Co Ltd	Industrials	873	20,199	0.05
Toppan Printing Co Ltd	Industrials	971	20,166	0.05
Mitsubishi UFJ Lease & Finance Co Ltd	Financials	3,036	19,682	0.05
PeptiDream Inc	Health Care	368	18,946	0.05
Japan Post Insurance Co Ltd	Financials	1,099	18,796	0.05
Toyobo Co Ltd	Materials	1,219	18,654	0.05
Toyota Tsusho Corp	Industrials	524	18,589	0.05
Okumura Corp	Industrials	670	18,521	0.05
Duskin Co Ltd	Industrials	666	18,502	0.05
Sangetsu Corp	Consumer Discretionary	968	18,374	0.05
Kokuyo Co Ltd	Industrials	1,192	17,887	0.04
Sojitz Corp	Industrials	5,422	17,527	0.04
Taiyo Nippon Sanso Corp	Materials	782	17,446	0.04
Hokuhoku Financial Group Inc	Financials	1,635	17,295	0.04
Brother Industries Ltd	Information Technology	829	17,285	0.04
Nippon Electric Glass Co Ltd	Information Technology	770	17,261	0.04
Mochida Pharmaceutical Co Ltd	Health Care	426	17,253	0.04
Daishi Hokuetsu Financial Group Inc	Financials	609	17,052	0.04
Hanwa Co Ltd	Industrials	644	17,026	0.04
J Front Retailing Co Ltd	Consumer Discretionary	1,209	16,990	0.04
Nexon Co Ltd	Communication Services	1,241	16,528	0.04
Sumitomo Mitsui Trust Holdings Inc	Financials	410	16,346	0.04
Taiyo Yuden Co Ltd	Information Technology	515	15,874	0.04
TDK Corp	Information Technology	138	15,748	0.04
Ushio Inc	Industrials	1,048	15,630	0.04
CyberAgent Inc	Communication Services	441	15,458	0.04
Taisho Pharmaceutical Holdings Co Ltd	Health Care	206	15,343	0.04

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Toyoda Gosei Co Ltd	Consumer Discretionary	606	$15,276	0.04%
Suzuken Co Ltd/Aichi Japan	Health Care	360	14,762	0.04
Zeon Corp	Materials	1,174	14,732	0.04
SCREEN Holdings Co Ltd	Information Technology	212	14,555	0.04
Nishi-Nippon Financial Holdings Inc	Financials	1,837	14,456	0.04
GMO Payment Gateway Inc	Information Technology	199	13,656	0.03
Kissei Pharmaceutical Co Ltd	Health Care	476	13,650	0.03
Sumitomo Electric Industries Ltd	Consumer Discretionary	887	13,460	0.03
Medipal Holdings Corp	Health Care	600	13,305	0.03
PALTAC CORPORATION	Consumer Discretionary	276	13,282	0.03
Mitsui OSK Lines Ltd	Industrials	478	13,279	0.03
Dai Nippon Printing Co Ltd	Industrials	487	13,244	0.03
Hiroshima Bank Ltd/The	Financials	2,571	12,657	0.03
Rakuten Inc	Consumer Discretionary	1,465	12,581	0.03
USS Co Ltd	Consumer Discretionary	651	12,348	0.03
Ricoh Co Ltd	Information Technology	1,112	12,177	0.03
Hirose Electric Co Ltd	Information Technology	92	11,854	0.03
Nishimatsu Construction Co Ltd	Industrials	516	11,696	0.03
Cosmo Energy Holdings Co Ltd	Energy	491	11,336	0.03
Ulvac Inc	Information Technology	281	11,205	0.03
Yaskawa Electric Corp	Information Technology	280	10,738	0.03
Fancl Corp	Consumer Staples	382	10,205	0.03
Mebuki Financial Group Inc	Financials	3,788	9,741	0.02
Hakuhodo DY Holdings Inc	Communication Services	590	9,586	0.02
Maeda Road Construction Co Ltd	Industrials	389	9,548	0.02
Konica Minolta Inc	Information Technology	1,354	8,868	0.02
Mitsubishi Materials Corp	Materials	322	8,793	0.02
Resona Holdings Inc	Financials	1,886	8,296	0.02
Isuzu Motors Ltd	Consumer Discretionary	678	8,088	0.02
Ube Industries Ltd	Materials	348	7,603	0.02
Showa Denko KK	Materials	285	7,593	0.02
Yamaguchi Financial Group Inc	Financials	1,108	7,573	0.02
Anritsu Corp	Information Technology	362	7,207	0.02
Nisshinbo Holdings Inc	Industrials	743	7,129	0.02
77 Bank Ltd/The	Financials	387	6,508	0.02
Sankyu Inc	Industrials	126	6,385	0.02
Persol Holdings Co Ltd	Industrials	331	6,231	0.02
Nabtesco Corp	Industrials	205	6,153	0.02
Shinsei Bank Ltd	Financials	382	5,870	0.01
Sumitomo Chemical Co Ltd	Materials	1,224	5,598	0.01
OKUMA Corp	Industrials	103	5,497	0.01
TechnoPro Holdings Inc	Industrials	78	5,480	0.01
Yamato Kogyo Co Ltd	Materials	209	5,258	0.01
Sumitomo Metal Mining Co Ltd	Materials	161	5,247	0.01
Tokai Carbon Co Ltd	Materials	456	4,586	0.01
Rohm Co Ltd	Information Technology	56	4,515	0.01
THK Co Ltd	Industrials	162	4,427	0.01
Alfresa Holdings Corp	Health Care	204	4,166	0.01
Matsui Securities Co Ltd	Financials	479	3,811	0.01
Kyowa Kirin Co Ltd	Health Care	154	3,639	0.01
SUMCO Corp	Information Technology	186	3,112	0.01
Fuji Electric Co Ltd	Industrials	92	2,839	0.01
Seino Holdings Co Ltd	Industrials	195	2,642	0.01
Gunma Bank Ltd/The	Financials	728	2,582	0.01
Oji Holdings Corp	Materials	452	2,472	0.01
Credit Saison Co Ltd	Financials	137	2,388	0.01
Nachi-Fujikoshi Corp	Industrials	36	1,592	0.00
Citizen Watch Co Ltd	Information Technology	284	1,557	0.00
Toda Corp	Industrials	207	1,381	0.00

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

A basket (JPGSFDEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
TOTAL SA	Energy	21,171	$1,169,638	2.96%
SAP SE	Information Technology	8,575	1,158,491	2.93
Bayer AG	Health Care	11,200	915,727	2.32
Allianz SE	Financials	3,723	913,106	2.31
Enel SpA	Utilities	111,274	883,639	2.24
L’Oreal SA	Consumer Staples	2,901	860,092	2.18
Nokia Oyj	Information Technology	216,329	800,657	2.03
Anheuser-Busch InBev SA/NV	Consumer Staples	9,573	781,609	1.98
adidas AG	Consumer Discretionary	2,359	767,717	1.94
Air Liquide SA	Materials	5,374	761,515	1.93
Industria de Diseno Textil SA	Consumer Discretionary	21,096	745,018	1.89
Deutsche Boerse AG	Financials	4,571	719,319	1.82
Deutsche Telekom AG	Communication Services	42,262	691,441	1.75
Airbus SE	Industrials	4,366	639,623	1.62
Schneider Electric SE	Industrials	5,117	525,765	1.33
Kering SA	Consumer Discretionary	798	524,120	1.33
KBC Group NV	Financials	6,412	482,871	1.22
Akzo Nobel NV	Materials	4,704	478,818	1.21
Peugeot SA	Consumer Discretionary	19,988	478,076	1.21
Covestro AG	Materials	8,811	410,123	1.04
CRH PLC	Materials	10,014	401,117	1.01
Sanofi	Health Care	3,904	392,852	0.99
Banco Bilbao Vizcaya Argentaria SA	Financials	69,657	389,758	0.99
Iberdrola SA	Utilities	36,789	379,229	0.96
Eni SpA	Energy	24,116	374,945	0.95
Deutsche Post AG	Industrials	9,681	369,714	0.94
UniCredit SpA	Financials	25,268	369,419	0.93
Merck KGaA	Health Care	3,120	369,097	0.93
Unilever NV	Consumer Staples	5,961	342,899	0.87
Michelin	Consumer Discretionary	2,768	339,154	0.86
HeidelbergCement AG	Materials	4,636	338,170	0.86
Beiersdorf AG	Consumer Staples	2,799	335,194	0.85
Atos SE	Information Technology	3,900	325,494	0.82
Wolters Kluwer NV	Industrials	4,379	319,721	0.81
Continental AG	Consumer Discretionary	2,445	316,491	0.80
Danone SA	Consumer Staples	3,762	312,174	0.79
Valeo SA	Consumer Discretionary	8,281	292,056	0.74
Neste Oyj	Energy	8,102	282,211	0.71
Cie de Saint-Gobain	Industrials	6,806	278,945	0.71
FinecoBank Banca Fineco SpA	Financials	22,344	268,208	0.68
Fortum Oyj	Utilities	10,183	251,548	0.64
Ubisoft Entertainment SA	Communication Services	3,609	249,523	0.63
Legrand SA	Industrials	2,999	244,631	0.62
Munich Re	Financials	820	242,055	0.61
Vonovia SE	Real Estate	4,460	240,382	0.61
Sampo Oyj	Financials	5,439	237,627	0.60
Faurecia SE	Consumer Discretionary	4,318	232,883	0.59
Fiat Chrysler Automobiles NV	Consumer Discretionary	15,474	229,256	0.58
Veolia Environnement SA	Utilities	8,560	227,909	0.58
Accor SA	Consumer Discretionary	4,809	225,459	0.57
Prysmian SpA	Industrials	9,329	225,117	0.57
Deutsche Lufthansa AG	Industrials	12,006	221,235	0.56
Poste Italiane SpA	Financials	19,411	220,586	0.56
Koninklijke Ahold Delhaize NV	Consumer Staples	8,331	208,570	0.53
Pernod Ricard SA	Consumer Staples	1,159	207,435	0.52
Saipem SpA	Energy	41,454	202,770	0.51
Endesa SA	Utilities	7,381	197,172	0.50

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
EssilorLuxottica SA	Consumer Discretionary	1,291	$196,935	0.50%
Randstad NV	Industrials	3,177	194,205	0.49
Heineken NV	Consumer Staples	1,801	191,938	0.49
Zalando SE	Consumer Discretionary	3,754	190,461	0.48
Hannover Rueck SE	Financials	982	189,980	0.48
Evonik Industries AG	Materials	6,194	189,245	0.48
Erste Group Bank AG	Financials	4,973	187,406	0.47
UCB SA	Health Care	2,343	186,562	0.47
Kerry Group PLC	Consumer Staples	1,490	185,895	0.47
Deutsche Wohnen SE	Real Estate	4,542	185,740	0.47
Snam SpA	Utilities	34,878	183,523	0.46
Hermes International	Consumer Discretionary	242	180,966	0.46
Terna Rete Elettrica Nazionale SpA	Utilities	26,893	179,796	0.45
Red Electrica Corp SA	Utilities	8,926	179,667	0.45
Suez	Utilities	11,694	177,067	0.45
Air France-KLM	Industrials	15,130	168,604	0.43
Koninklijke KPN NV	Communication Services	55,185	163,034	0.41
Amplifon SpA	Health Care	5,535	159,345	0.40
EXOR NV	Financials	2,048	158,901	0.40
Pirelli & C SpA	Consumer Discretionary	27,245	157,249	0.40
Fresenius Medical Care AG & Co KGaA	Health Care	2,011	148,919	0.38
Brenntag AG	Industrials	2,726	148,372	0.38
Enagas SA	Utilities	5,733	146,384	0.37
Solvay SA	Materials	1,260	146,128	0.37
A2A SpA	Utilities	77,787	146,045	0.37
Bankinter SA	Financials	19,770	145,011	0.37
MorphoSys AG	Health Care	971	138,215	0.35
LANXESS AG	Materials	2,026	136,121	0.34
Davide Campari-Milano SpA	Consumer Staples	14,713	134,484	0.34
Proximus SADP	Communication Services	4,679	134,071	0.34
Moncler SpA	Consumer Discretionary	2,949	132,701	0.34
Smurfit Kappa Group PLC	Materials	3,397	130,675	0.33
LEG Immobilien AG	Real Estate	1,088	128,930	0.33
Bureau Veritas SA	Industrials	4,930	128,768	0.33
Symrise AG	Materials	1,222	128,701	0.33
DiaSorin SpA	Health Care	989	128,142	0.32
Elisa Oyj	Communication Services	2,308	127,627	0.32
Puma SE	Consumer Discretionary	1,662	127,593	0.32
Gecina SA	Real Estate	699	125,282	0.32
Ryanair Holdings PLC	Industrials	7,612	125,050	0.32
Orange SA	Communication Services	8,417	124,008	0.31
Thales SA	Industrials	1,180	122,569	0.31
EDP—Energias de Portugal SA	Utilities	28,245	122,551	0.31
HOCHTIEF AG	Industrials	954	121,814	0.31
Kingspan Group PLC	Industrials	1,961	119,909	0.30
Signify NV	Industrials	3,799	118,837	0.30
Amadeus IT Group SA	Information Technology	1,427	116,693	0.30
Dassault Systemes SE	Information Technology	707	116,373	0.29
Recordati SpA	Health Care	2,744	115,765	0.29
Sodexo SA	Consumer Discretionary	965	114,519	0.29
Orpea	Health Care	886	113,678	0.29
Rheinmetall AG	Industrials	978	112,507	0.28
Ferrovial SA	Industrials	3,676	111,331	0.28
KION Group AG	Industrials	1,521	105,114	0.27
Carl Zeiss Meditec AG	Health Care	803	102,524	0.26
Kesko Oyj	Consumer Staples	1,429	101,222	0.26
ASR Nederland NV	Financials	2,652	99,362	0.25
Orion Oyj	Health Care	2,136	98,979	0.25
Aalberts NV	Industrials	2,197	98,717	0.25

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
ASML Holding NV	Information Technology	330	$97,606	0.25%
Merlin Properties Socimi SA	Real Estate	6,791	97,534	0.25
Naturgy Energy Group SA	Utilities	3,811	95,858	0.24
GEA Group AG	Industrials	2,839	93,984	0.24
Knorr-Bremse AG	Industrials	920	93,800	0.24
Telefonica Deutschland Holding AG	Communication Services	32,007	92,870	0.23
Teleperformance	Industrials	371	90,657	0.23
LVMH Moet Hennessy Louis Vuitton SE	Consumer Discretionary	190	88,428	0.22
Covivio	Real Estate	766	87,036	0.22
Eutelsat Communications SA	Communication Services	5,279	85,901	0.22
E.ON SE	Utilities	7,715	82,506	0.21
Hera SpA	Utilities	18,833	82,473	0.21
Alstom SA	Industrials	1,732	82,131	0.21
Italgas SpA	Utilities	13,114	80,169	0.20
Aroundtown SA	Real Estate	8,919	79,960	0.20
NN Group NV	Financials	2,101	79,790	0.20
Jeronimo Martins SGPS SA	Consumer Staples	4,835	79,627	0.20
Heineken Holding NV	Consumer Staples	818	79,406	0.20
Valmet Oyj	Industrials	3,310	79,395	0.20
Flutter Entertainment PLC	Consumer Discretionary	639	77,717	0.20
Klepierre SA	Real Estate	2,014	76,571	0.19
Ingenico Group SA	Information Technology	702	76,280	0.19
CTS Eventim AG & Co KGaA	Communication Services	1,194	75,130	0.19
RTL Group SA	Communication Services	1,497	73,913	0.19
Aeroports de Paris	Industrials	372	73,511	0.19
Publicis Groupe SA	Communication Services	1,617	73,276	0.19
ANDRITZ AG	Industrials	1,692	72,967	0.18
Fraport AG Frankfurt Airport Services Wo	Industrials	855	72,737	0.18
Vinci SA	Industrials	652	72,429	0.18
Euronext NV	Financials	866	70,615	0.18
HUGO BOSS AG	Consumer Discretionary	1,451	70,488	0.18
Ageas	Financials	1,189	70,315	0.18
TAG Immobilien AG	Real Estate	2,823	70,244	0.18
Linde PLC	Materials	324	69,464	0.18
alstria office REIT-AG	Real Estate	3,634	68,351	0.17
Huhtamaki Oyj	Materials	1,431	66,509	0.17
voestalpine AG	Materials	2,344	65,447	0.17
Ipsen SA	Health Care	721	63,933	0.16
Grifols SA	Health Care	1,773	62,559	0.16
Colruyt SA	Consumer Staples	1,163	60,689	0.15
BioMerieux	Health Care	675	60,187	0.15
Rubis SCA	Utilities	958	58,895	0.15
Getlink SE	Industrials	3,355	58,439	0.15
Inmobiliaria Colonial Socimi SA	Real Estate	4,579	58,414	0.15
Assicurazioni Generali SpA	Financials	2,816	58,173	0.15
QIAGEN NV	Health Care	1,681	57,509	0.15
Verbund AG	Utilities	1,130	56,766	0.14
ICADE	Real Estate	507	55,294	0.14
Warehouses De Pauw CVA	Real Estate	275	50,113	0.13
ASM International NV	Information Technology	435	48,933	0.12
GRENKE AG	Financials	462	47,876	0.12
Gerresheimer AG	Health Care	614	47,576	0.12
Cellnex Telecom SA	Communication Services	1,058	45,587	0.12
IMCD NV	Industrials	507	44,292	0.11
Dialog Semiconductor PLC	Information Technology	849	42,985	0.11
Ferrari NV	Consumer Discretionary	258	42,871	0.11
Dassault Aviation SA	Industrials	32	42,646	0.11
Telenet Group Holding NV	Communication Services	940	42,293	0.11
RWE AG	Utilities	1,331	40,885	0.10

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Koninklijke DSM NV	Materials	313	$40,857	0.10%
Remy Cointreau SA	Consumer Staples	330	40,578	0.10
Sartorius Stedim Biotech	Health Care	237	39,352	0.10
Grand City Properties SA	Real Estate	1,630	39,123	0.10
Fresenius SE & Co KGaA	Health Care	689	38,824	0.10
Siemens AG	Industrials	295	38,635	0.10
Cofinimmo SA	Real Estate	254	37,347	0.09
Elis SA	Industrials	1,789	37,168	0.09
Banco Santander SA	Financials	8,781	36,777	0.09
Engie SA	Utilities	2,258	36,510	0.09
Lagardere SCA	Communication Services	1,639	35,757	0.09
Aena SME SA	Industrials	185	35,365	0.09
Alten SA	Information Technology	274	34,611	0.09
Aedifica SA	Real Estate	257	32,714	0.08
Societe Generale SA	Financials	929	32,354	0.08
MTU Aero Engines AG	Industrials	111	31,818	0.08
Sofina SA	Financials	146	31,675	0.08
Glanbia PLC	Consumer Staples	2,676	30,831	0.08
STMicroelectronics NV	Information Technology	1,109	29,862	0.08
Altice Europe NV	Communication Services	4,542	29,314	0.07
Wienerberger AG	Materials	983	29,165	0.07
Commerzbank AG	Financials	4,689	29,046	0.07
Mediobanca Banca di Credito Finanziario	Financials	2,630	28,980	0.07
BNP Paribas SA	Financials	484	28,701	0.07
Kone Oyj	Industrials	419	27,439	0.07
Koninklijke Vopak NV	Energy	491	26,655	0.07
Ackermans & van Haaren NV	Financials	169	26,551	0.07
Atlantia SpA	Industrials	1,128	26,342	0.07
CNP Assurances	Financials	1,233	24,558	0.06
Koninklijke Philips NV	Health Care	492	24,040	0.06
Carrefour SA	Consumer Staples	1,418	23,802	0.06
Banco de Sabadell SA	Financials	19,942	23,288	0.06
IMMOFINANZ AG	Real Estate	864	23,200	0.06
Elia System Operator SA/NV	Utilities	254	22,551	0.06
Daimler AG	Consumer Discretionary	383	21,230	0.05
ArcelorMittal SA	Materials	1,193	20,960	0.05
Amundi SA	Financials	249	19,564	0.05
Capgemini SE	Information Technology	160	19,516	0.05
Telefonica SA	Communication Services	2,766	19,344	0.05
Repsol SA	Energy	1,233	19,282	0.05
Edenred	Industrials	372	19,264	0.05
Unione di Banche Italiane SpA	Financials	5,866	19,182	0.05
METRO AG	Consumer Staples	1,171	18,861	0.05
Kojamo Oyj	Real Estate	1,008	18,333	0.05
Telecom Italia SpA/Milano	Communication Services	29,208	18,249	0.05
Credit Agricole SA	Financials	1,130	16,399	0.04
Hella GmbH & Co KGaA	Consumer Discretionary	290	16,057	0.04
Sopra Steria Group	Information Technology	99	16,003	0.04
Nexi SpA	Information Technology	1,096	15,241	0.04
Eiffage SA	Industrials	131	15,048	0.04
Bechtle AG	Information Technology	104	14,669	0.04
ACS Actividades de Construccion y Servic	Industrials	365	14,603	0.04
K+S AG	Materials	1,165	14,547	0.04
Iliad SA	Communication Services	109	14,139	0.04
Arkema SA	Materials	128	13,560	0.03
Bollore SA	Industrials	3,088	13,487	0.03
UPM-Kymmene Oyj	Materials	373	12,943	0.03
Bayerische Motoren Werke AG	Consumer Discretionary	144	11,807	0.03
Infineon Technologies AG	Information Technology	481	10,981	0.03

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Stora Enso Oyj	Materials	742	$10,807	0.03%
Aegon NV	Financials	2,332	10,651	0.03
SPIE SA	Industrials	514	10,473	0.03
SEB SA	Consumer Discretionary	68	10,111	0.03
Galapagos NV	Health Care	47	9,792	0.02
Renault SA	Consumer Discretionary	191	9,042	0.02
JCDecaux SA	Communication Services	251	7,739	0.02
Natixis SA	Financials	1,730	7,691	0.02
Konecranes Oyj	Industrials	235	7,229	0.02
Worldline SA/France	Information Technology	100	7,070	0.02
Raiffeisen Bank International AG	Financials	244	6,131	0.02
Casino Guichard Perrachon SA	Consumer Staples	110	5,157	0.01
Rexel SA	Industrials	381	5,068	0.01
ProSiebenSat.1 Media SE	Communication Services	299	4,678	0.01
Electricite de France SA	Utilities	378	4,213	0.01
Scout24 AG	Communication Services	59	3,914	0.01
Bank of Ireland Group PLC	Financials	664	3,638	0.01

A basket (JPGSFDUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
GlaxoSmithKline PLC	Health Care	26,439	$623,825	7.44%
Royal Dutch Shell PLC	Energy	15,555	461,089	5.50
Diageo PLC	Consumer Staples	7,778	330,182	3.94
Unilever PLC	Consumer Staples	4,041	233,144	2.78
Vodafone Group PLC	Communication Services	82,281	160,161	1.91
RELX PLC	Industrials	6,027	152,329	1.82
AstraZeneca PLC	Health Care	1,459	147,207	1.76
Compass Group PLC	Consumer Discretionary	5,744	143,998	1.72
HSBC Holdings PLC	Financials	15,594	122,421	1.46
CRH PLC	Materials	2,957	119,284	1.42
SSE PLC	Utilities	6,033	115,106	1.37
British American Tobacco PLC	Consumer Staples	2,491	106,744	1.27
J Sainsbury PLC	Consumer Staples	32,869	100,223	1.20
Smith & Nephew PLC	Health Care	3,959	96,215	1.15
Aviva PLC	Financials	17,153	95,252	1.14
Legal & General Group PLC	Financials	23,202	93,243	1.11
M&G PLC	Financials	26,892	84,601	1.01
BHP Group PLC	Materials	3,535	83,310	0.99
Ferguson PLC	Industrials	916	83,242	0.99
Polymetal International PLC	Materials	4,848	76,845	0.92
United Utilities Group PLC	Utilities	6,052	75,718	0.90
Centrica PLC	Utilities	63,883	75,663	0.90
Tesco PLC	Consumer Staples	22,283	75,422	0.90
Reckitt Benckiser Group PLC	Consumer Staples	914	74,269	0.89
Imperial Brands PLC	Consumer Staples	2,941	72,909	0.87
Wm Morrison Supermarkets PLC	Consumer Staples	26,704	70,762	0.84
Segro PLC	Real Estate	5,919	70,436	0.84
Severn Trent PLC	Utilities	2,052	68,432	0.82
Tate & Lyle PLC	Consumer Staples	6,760	68,161	0.81
3i Group PLC	Financials	4,559	66,385	0.79
Pennon Group PLC	Utilities	4,619	62,796	0.75
Rentokil Initial PLC	Industrials	10,276	61,739	0.74
Investec PLC	Financials	10,320	60,649	0.72
Glencore PLC	Materials	19,379	60,489	0.72
Next PLC	Consumer Discretionary	647	60,178	0.72
Sage Group PLC/The	Information Technology	6,012	59,726	0.71
Rio Tinto PLC	Materials	996	59,467	0.71
Standard Life Aberdeen PLC	Financials	13,555	58,984	0.70

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Experian PLC	Industrials	1,717	$58,109	0.69%
Admiral Group PLC	Financials	1,857	56,863	0.68
Evraz PLC	Materials	9,982	53,486	0.64
BAE Systems PLC	Industrials	7,104	53,213	0.63
JD Sports Fashion PLC	Consumer Discretionary	4,606	51,158	0.61
Rightmove PLC	Communication Services	5,933	49,860	0.59
IWG PLC	Real Estate	8,567	49,486	0.59
Intermediate Capital Group PLC	Financials	2,296	49,022	0.58
Dechra Pharmaceuticals PLC	Health Care	1,271	48,890	0.58
Berkeley Group Holdings PLC	Consumer Discretionary	753	48,551	0.58
Ocado Group PLC	Consumer Discretionary	2,818	47,797	0.57
DCC PLC	Industrials	544	47,229	0.56
Britvic PLC	Consumer Staples	3,923	47,065	0.56
Prudential PLC	Financials	2,422	46,539	0.56
UNITE Group PLC/The	Real Estate	2,741	45,814	0.55
Tritax Big Box REIT PLC	Real Estate	22,646	44,691	0.53
Anglo American PLC	Materials	1,549	44,629	0.53
ConvaTec Group PLC	Health Care	16,665	43,863	0.52
Coca-Cola HBC AG	Consumer Staples	1,285	43,713	0.52
Greggs PLC	Consumer Discretionary	1,429	43,558	0.52
Centamin PLC	Materials	25,637	43,182	0.52
Halma PLC	Information Technology	1,524	42,767	0.51
Derwent London PLC	Real Estate	784	41,675	0.50
GVC Holdings PLC	Consumer Discretionary	3,536	41,473	0.49
Direct Line Insurance Group PLC	Financials	9,571	39,669	0.47
Ashmore Group PLC	Financials	5,380	36,959	0.44
Barratt Developments PLC	Consumer Discretionary	3,674	36,379	0.43
Great Portland Estates PLC	Real Estate	3,178	36,252	0.43
Dunelm Group PLC	Consumer Discretionary	2,334	35,791	0.43
Avast PLC	Information Technology	5,845	35,102	0.42
Hikma Pharmaceuticals PLC	Health Care	1,270	33,532	0.40
Bovis Homes Group PLC	Consumer Discretionary	1,854	33,386	0.40
Ferrexpo PLC	Materials	15,766	33,238	0.40
Wizz Air Holdings Plc	Industrials	638	32,980	0.39
HomeServe PLC	Industrials	1,942	32,561	0.39
Schroders PLC	Financials	733	32,416	0.39
Land Securities Group PLC	Real Estate	2,453	32,214	0.38
Fresnillo PLC	Materials	3,781	32,102	0.38
Travis Perkins PLC	Industrials	1,505	31,982	0.38
Premier Oil PLC	Energy	24,480	31,883	0.38
Moneysupermarket.com Group PLC	Consumer Discretionary	7,117	31,207	0.37
AVEVA Group PLC	Information Technology	495	30,576	0.36
Auto Trader Group PLC	Communication Services	3,874	30,548	0.36
Associated British Foods PLC	Consumer Staples	854	29,432	0.35
Redrow PLC	Consumer Discretionary	2,938	29,027	0.35
BT Group PLC	Communication Services	11,314	28,877	0.34
WH Smith PLC	Consumer Discretionary	833	28,738	0.34
Signature Aviation PLC	Industrials	6,661	28,024	0.33
Bunzl PLC	Industrials	1,022	27,999	0.33
Petrofac Ltd	Energy	5,491	27,883	0.33
Future PLC	Communication Services	1,382	26,584	0.32
LondonMetric Property PLC	Real Estate	8,441	26,487	0.32
Hargreaves Lansdown PLC	Financials	1,026	26,331	0.31
Tullow Oil PLC	Energy	30,739	26,091	0.31
SSP Group Plc	Consumer Discretionary	2,984	25,723	0.31
IG Group Holdings PLC	Financials	2,785	25,669	0.31
Hiscox Ltd	Financials	1,315	24,837	0.30
Cranswick PLC	Consumer Staples	552	24,813	0.30
Flutter Entertainment PLC	Consumer Discretionary	201	24,555	0.29

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Capita PLC	Industrials	11,265	$24,519	0.29%
Burberry Group PLC	Consumer Discretionary	831	24,313	0.29
Shaftesbury PLC	Real Estate	1,901	23,822	0.28
Informa PLC	Communication Services	2,090	23,752	0.28
Softcat PLC	Information Technology	1,553	23,722	0.28
Plus500 Ltd	Financials	1,996	23,460	0.28
Rotork PLC	Industrials	5,133	22,808	0.27
Royal Mail PLC	Industrials	7,587	22,770	0.27
Primary Health Properties PLC	Real Estate	10,258	21,768	0.26
Meggitt PLC	Industrials	2,476	21,572	0.26
Assura PLC	Real Estate	20,843	21,507	0.26
UDG Healthcare PLC	Health Care	2,001	21,396	0.26
Diploma PLC	Industrials	797	21,385	0.26
Jupiter Fund Management PLC	Financials	3,887	21,115	0.25
International Consolidated Airlines Grou	Industrials	2,536	21,020	0.25
Bellway PLC	Consumer Discretionary	406	20,523	0.24
B&M European Value Retail SA	Consumer Discretionary	3,762	20,436	0.24
Crest Nicholson Holdings plc	Consumer Discretionary	3,472	19,883	0.24
Domino’s Pizza Group PLC	Consumer Discretionary	4,679	19,871	0.24
Inchcape PLC	Consumer Discretionary	2,108	19,743	0.24
Big Yellow Group PLC	Real Estate	1,219	19,406	0.23
Greencore Group PLC	Consumer Staples	5,400	19,186	0.23
Countryside Properties PLC	Consumer Discretionary	3,175	19,166	0.23
Games Workshop Group PLC	Consumer Discretionary	236	19,113	0.23
Royal Bank of Scotland Group PLC	Financials	5,944	18,944	0.23
Safestore Holdings PLC	Real Estate	1,768	18,901	0.23
easyJet PLC	Industrials	979	18,491	0.22
Mediclinic International PLC	Health Care	3,384	18,476	0.22
St James’s Place PLC	Financials	1,191	18,391	0.22
Man Group PLC/Jersey	Financials	8,382	17,565	0.21
Pets at Home Group Plc	Consumer Discretionary	4,701	17,432	0.21
Firstgroup PLC	Industrials	10,462	17,401	0.21
WPP PLC	Communication Services	1,228	17,373	0.21
Taylor Wimpey PLC	Consumer Discretionary	6,710	17,213	0.21
Spirent Communications PLC	Information Technology	5,160	17,211	0.21
Rhi Magnesita NV	Materials	330	16,861	0.20
Galliford Try PLC	—	1,474	16,807	0.20
Vesuvius PLC	Industrials	2,533	16,797	0.20
Persimmon PLC	Consumer Discretionary	463	16,556	0.20
Rolls-Royce Holdings PLC	Industrials	1,821	16,501	0.20
Cairn Energy PLC	Energy	6,002	16,318	0.19
Genus PLC	Health Care	387	16,283	0.19
Croda International PLC	Materials	238	16,146	0.19
Serco Group PLC	Industrials	7,513	16,133	0.19
Grainger PLC	Real Estate	3,827	15,898	0.19
National Express Group PLC	Industrials	2,436	15,173	0.18
Howden Joinery Group PLC	Industrials	1,673	14,927	0.18
Marshalls PLC	Materials	1,306	14,902	0.18
Intertek Group PLC	Industrials	186	14,437	0.17
QinetiQ Group PLC	Industrials	3,038	14,415	0.17
Drax Group PLC	Utilities	3,459	14,403	0.17
Lancashire Holdings Ltd	Financials	1,385	14,090	0.17
Frasers Group PLC	Consumer Discretionary	2,231	13,571	0.16
Whitbread PLC	Consumer Discretionary	210	13,472	0.16
Ultra Electronics Holdings PLC	Industrials	480	13,450	0.16
Antofagasta PLC	Materials	1,091	13,264	0.16
Close Brothers Group PLC	Financials	623	13,196	0.16
Essentra PLC	Materials	2,285	13,195	0.16
OneSavings Bank PLC	Financials	2,260	12,991	0.15

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Aggreko PLC	Industrials	1,155	$12,757	0.15%
Hunting PLC	Energy	2,289	12,673	0.15
GCP Student Living PLC	Real Estate	4,808	12,626	0.15
Smurfit Kappa Group PLC	Materials	324	12,566	0.15
Marston’s PLC	Consumer Discretionary	7,335	12,375	0.15
Savills PLC	Real Estate	821	12,359	0.15
Spirax-Sarco Engineering PLC	Industrials	104	12,311	0.15
Paragon Banking Group PLC	Financials	1,603	11,462	0.14
Computacenter PLC	Information Technology	484	11,371	0.14
Hochschild Mining PLC	Materials	4,624	11,223	0.13
John Laing Group PLC	Industrials	2,211	11,145	0.13
Go-Ahead Group PLC/The	Industrials	377	11,028	0.13
Marks & Spencer Group PLC	Consumer Discretionary	3,801	10,762	0.13
Mitchells & Butlers PLC	Consumer Discretionary	1,692	10,313	0.12
Pearson PLC	Communication Services	1,215	10,264	0.12
Playtech Plc	Consumer Discretionary	1,893	9,966	0.12
Beazley PLC	Financials	1,284	9,469	0.11
Ashtead Group PLC	Industrials	296	9,464	0.11
Carnival PLC	Consumer Discretionary	184	8,902	0.11
Polypipe Group plc	Industrials	1,241	8,891	0.11
J D Wetherspoon PLC	Consumer Discretionary	390	8,597	0.10
William Hill PLC	Consumer Discretionary	3,406	8,513	0.10
Workspace Group PLC	Real Estate	530	8,352	0.10
Energean Oil & Gas PLC	Energy	656	8,094	0.10
IntegraFin Holdings PLC	Financials	1,269	7,490	0.09
BMO Commercial Property Trust	Real Estate	4,549	6,975	0.08
Hill & Smith Holdings PLC	Materials	353	6,891	0.08
AJ Bell PLC	Financials	1,207	6,867	0.08
Euromoney Institutional Investor PLC	Communication Services	386	6,670	0.08
UK Commercial Property REIT Ltd	Real Estate	5,646	6,650	0.08
Coats Group PLC	Consumer Discretionary	6,385	6,317	0.08
Ibstock PLC	Materials	1,486	6,208	0.07
Kingfisher PLC	Consumer Discretionary	2,121	6,105	0.07
AG Barr PLC	Consumer Staples	746	5,742	0.07
Kainos Group PLC	Information Technology	561	5,517	0.07
McCarthy & Stone PLC	Consumer Discretionary	2,759	5,452	0.07
SIG PLC	Industrials	3,334	5,439	0.06
Stagecoach Group PLC	Industrials	2,521	5,351	0.06
Telecom Plus PLC	Utilities	264	5,265	0.06
TI Fluid Systems PLC	Consumer Discretionary	1,490	5,256	0.06
Bank of Georgia Group PLC	Financials	244	5,255	0.06
Micro Focus International PLC	Information Technology	370	5,223	0.06
Renishaw PLC	Information Technology	103	5,143	0.06
Sanne Group PLC	Financials	552	4,954	0.06
Sirius Real Estate Ltd	Real Estate	4,112	4,827	0.06
TalkTalk Telecom Group PLC	Communication Services	3,067	4,723	0.06
Card Factory PLC	Consumer Discretionary	2,401	4,711	0.06
888 Holdings PLC	Consumer Discretionary	2,107	4,612	0.06
Oxford Instruments PLC	Information Technology	225	4,590	0.05
St Modwen Properties PLC	Real Estate	684	4,511	0.05
Brewin Dolphin Holdings PLC	Financials	903	4,459	0.05
Trainline PLC	Consumer Discretionary	632	4,250	0.05
Rathbone Brothers PLC	Financials	149	4,212	0.05
PZ Cussons PLC	Consumer Staples	1,345	3,720	0.04
IP Group PLC	Financials	3,866	3,640	0.04
TBC Bank Group PLC	Financials	207	3,572	0.04
FDM Group Holdings PLC	Information Technology	259	3,555	0.04
PayPoint PLC	Industrials	260	3,491	0.04
Rank Group PLC	Consumer Discretionary	935	3,436	0.04

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Airtel Africa PLC	Communication Services	2,916	$3,092	0.04%
Clarkson PLC	Industrials	71	2,835	0.03
Equiniti Group PLC	Information Technology	1,031	2,822	0.03
ContourGlobal PLC	Utilities	937	2,609	0.03
4imprint Group PLC	Communication Services	54	2,495	0.03
Dixons Carphone PLC	Consumer Discretionary	1,269	2,427	0.03
Daejan Holdings PLC	Real Estate	32	2,282	0.03
James Fisher & Sons PLC	Industrials	81	2,170	0.03
PureTech Health Plc	Health Care	437	1,856	0.02
Sabre Insurance Group PLC	Financials	444	1,814	0.02
Hilton Food Group PLC	Consumer Staples	123	1,810	0.02
CLS Holdings PLC	Real Estate	415	1,660	0.02
PPHE Hotel Group Ltd	Consumer Discretionary	42	1,039	0.01
Bakkavor Group PLC	Consumer Staples	405	750	0.01

A basket (JPGSFDUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Apple Inc	Information Technology	4,372	$1,283,951	3.27%
Facebook Inc	Communication Services	3,387	695,257	1.77
Microsoft Corp	Information Technology	3,988	628,960	1.60
JPMorgan Chase & Co	Financials	4,204	585,999	1.49
Alphabet Inc	Communication Services	402	538,314	1.37
Johnson & Johnson	Health Care	3,636	530,355	1.35
AT&T Inc	Communication Services	11,610	453,726	1.16
Walmart Inc	Consumer Staples	3,567	423,863	1.08
Amazon.com Inc	Consumer Discretionary	219	404,324	1.03
Aon PLC	Financials	1,932	402,507	1.03
PepsiCo Inc	Consumer Staples	2,879	393,485	1.00
Costco Wholesale Corp	Consumer Staples	1,298	381,632	0.97
Bristol-Myers Squibb Co	Health Care	5,699	365,789	0.93
Synopsys Inc	Information Technology	2,493	347,044	0.88
Alphabet Inc	Communication Services	258	345,374	0.88
Intel Corp	Information Technology	5,677	339,739	0.87
Coca-Cola Co/The	Consumer Staples	6,081	336,609	0.86
Mastercard Inc	Information Technology	1,084	323,609	0.82
Visa Inc	Information Technology	1,699	319,207	0.81
US Bancorp	Financials	5,274	312,686	0.80
Medtronic PLC	Health Care	2,656	301,335	0.77
NVIDIA Corp	Information Technology	1,165	274,055	0.70
UnitedHealth Group Inc	Health Care	922	271,038	0.69
Motorola Solutions Inc	Information Technology	1,670	269,155	0.69
Moody’s Corp	Financials	1,107	262,714	0.67
Texas Instruments Inc	Information Technology	1,947	249,813	0.64
Target Corp	Consumer Discretionary	1,894	242,887	0.62
American Tower Corp	Real Estate	1,037	238,251	0.61
Crown Castle International Corp	Real Estate	1,667	236,950	0.60
Procter & Gamble Co/The	Consumer Staples	1,871	233,675	0.60
ANSYS Inc	Information Technology	862	221,872	0.57
Wells Fargo & Co	Financials	4,116	221,439	0.56
Intuit Inc	Information Technology	839	219,699	0.56
Home Depot Inc/The	Consumer Discretionary	991	216,519	0.55
Electronic Arts Inc	Communication Services	1,995	214,536	0.55
Yum! Brands Inc	Consumer Discretionary	2,086	210,075	0.54
Chipotle Mexican Grill Inc	Consumer Discretionary	250	208,925	0.53
Accenture PLC	Information Technology	965	203,256	0.52
CME Group Inc	Financials	1,000	200,687	0.51
Berkshire Hathaway Inc	Financials	883	200,048	0.51
Verizon Communications Inc	Communication Services	3,080	189,138	0.48

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
VeriSign Inc	Information Technology	948	$182,621	0.47%
Post Holdings Inc	Consumer Staples	1,614	176,098	0.45
Intercontinental Exchange Inc	Financials	1,901	175,964	0.45
NIKE Inc	Consumer Discretionary	1,735	175,724	0.45
Copart Inc	Industrials	1,921	174,665	0.45
salesforce.com Inc	Information Technology	1,074	174,599	0.44
Kroger Co/The	Consumer Staples	5,986	173,548	0.44
Celanese Corp	Materials	1,407	173,285	0.44
Booking Holdings Inc	Consumer Discretionary	83	170,076	0.43
Abbott Laboratories	Health Care	1,948	169,204	0.43
Activision Blizzard Inc	Communication Services	2,840	168,728	0.43
Sysco Corp	Consumer Staples	1,957	167,380	0.43
Marsh & McLennan Cos Inc	Financials	1,499	167,003	0.43
American Electric Power Co Inc	Utilities	1,757	166,012	0.42
Cerner Corp	Health Care	2,223	163,149	0.42
NextEra Energy Inc	Utilities	670	162,364	0.41
International Business Machines Corp	Information Technology	1,204	161,361	0.41
Colgate-Palmolive Co	Consumer Staples	2,315	159,337	0.41
Equinix Inc	Real Estate	272	158,762	0.40
Estee Lauder Cos Inc/The	Consumer Staples	766	158,253	0.40
F5 Networks Inc	Information Technology	1,130	157,770	0.40
Progressive Corp/The	Financials	2,151	155,729	0.40
Thermo Fisher Scientific Inc	Health Care	479	155,497	0.40
Seagate Technology PLC	Information Technology	2,595	154,399	0.39
Hershey Co/The	Consumer Staples	1,029	151,311	0.39
Dominion Energy Inc	Utilities	1,826	151,266	0.39
McCormick & Co Inc/MD	Consumer Staples	876	148,618	0.38
Kimberly-Clark Corp	Consumer Staples	1,067	146,828	0.37
Walt Disney Co/The	Communication Services	1,008	145,760	0.37
WEC Energy Group Inc	Utilities	1,580	145,715	0.37
T-Mobile US Inc	Communication Services	1,820	142,754	0.36
MarketAxess Holdings Inc	Financials	376	142,719	0.36
Merck & Co Inc	Health Care	1,567	142,518	0.36
TripAdvisor Inc	Communication Services	4,649	141,246	0.36
AbbVie Inc	Health Care	1,579	139,818	0.36
Biogen Inc	Health Care	469	139,210	0.35
FirstEnergy Corp	Utilities	2,846	138,318	0.35
Southern Co/The	Utilities	2,154	137,228	0.35
Campbell Soup Co	Consumer Staples	2,775	137,141	0.35
S&P Global Inc	Financials	502	137,021	0.35
American Water Works Co Inc	Utilities	1,113	136,737	0.35
Comcast Corp	Communication Services	3,030	136,272	0.35
Mondelez International Inc	Consumer Staples	2,459	135,439	0.35
Broadridge Financial Solutions Inc	Information Technology	1,085	133,985	0.34
Dollar Tree Inc	Consumer Discretionary	1,423	133,800	0.34
Waste Management Inc	Industrials	1,170	133,336	0.34
Under Armour Inc	Consumer Discretionary	6,142	132,672	0.34
Hartford Financial Services Group Inc/Th	Financials	2,171	131,932	0.34
Walgreens Boots Alliance Inc	Consumer Staples	2,223	131,093	0.33
Ameren Corp	Utilities	1,700	130,585	0.33
CMS Energy Corp	Utilities	2,072	130,195	0.33
Henry Schein Inc	Health Care	1,925	128,425	0.33
NiSource Inc	Utilities	4,595	127,925	0.33
O’Reilly Automotive Inc	Consumer Discretionary	291	127,361	0.32
Nasdaq Inc	Financials	1,186	127,059	0.32
McDonald’s Corp	Consumer Discretionary	642	126,789	0.32
Pfizer Inc	Health Care	3,235	126,763	0.32
Darden Restaurants Inc	Consumer Discretionary	1,158	126,260	0.32
Cboe Global Markets Inc	Financials	1,051	126,180	0.32

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Zebra Technologies Corp	Information Technology	492	$125,758	0.32%
Duke Energy Corp	Utilities	1,374	125,289	0.32
Cooper Cos Inc/The	Health Care	385	123,759	0.32
Pinnacle West Capital Corp	Utilities	1,366	122,848	0.31
United Rentals Inc	Industrials	731	121,890	0.31
Chevron Corp	Energy	995	119,941	0.31
Consolidated Edison Inc	Utilities	1,323	119,702	0.30
Take-Two Interactive Software Inc	Communication Services	952	116,504	0.30
Xcel Energy Inc	Utilities	1,833	116,347	0.30
Hasbro Inc	Consumer Discretionary	1,093	115,422	0.29
Eversource Energy	Utilities	1,346	114,496	0.29
American Express Co	Financials	919	114,444	0.29
PPL Corp	Utilities	3,189	114,437	0.29
Lululemon Athletica Inc	Consumer Discretionary	488	113,088	0.29
Kellogg Co	Consumer Staples	1,622	112,209	0.29
Entergy Corp	Utilities	933	111,771	0.28
Applied Materials Inc	Information Technology	1,830	111,695	0.28
Adobe Inc	Information Technology	335	110,629	0.28
Roper Technologies Inc	Industrials	307	108,728	0.28
Becton Dickinson and Co	Health Care	400	108,688	0.28
Coupa Software Inc	Information Technology	743	108,670	0.28
Equifax Inc	Industrials	766	107,309	0.27
Voya Financial Inc	Financials	1,754	106,975	0.27
Sempra Energy	Utilities	702	106,341	0.27
Simon Property Group Inc	Real Estate	713	106,156	0.27
CF Industries Holdings Inc	Materials	2,221	106,019	0.27
Ross Stores Inc	Consumer Discretionary	903	105,079	0.27
Philip Morris International Inc	Consumer Staples	1,224	104,115	0.27
Federal Realty Investment Trust	Real Estate	808	104,014	0.27
Welltower Inc	Real Estate	1,272	104,010	0.27
SBA Communications Corp	Real Estate	428	103,173	0.26
Newmont Goldcorp Corp	Materials	2,355	102,319	0.26
3M Co	Industrials	580	102,270	0.26
Eli Lilly & Co	Health Care	772	101,502	0.26
Leggett & Platt Inc	Consumer Discretionary	1,970	100,137	0.26
Exelon Corp	Utilities	2,196	100,101	0.26
IAA Inc	Industrials	2,067	97,287	0.25
Public Storage	Real Estate	455	96,916	0.25
DTE Energy Co	Utilities	741	96,252	0.25
Public Service Enterprise Group Inc	Utilities	1,629	96,210	0.25
Alliant Energy Corp	Utilities	1,748	95,661	0.24
Altria Group Inc	Consumer Staples	1,913	95,500	0.24
Microchip Technology Inc	Information Technology	909	95,155	0.24
Under Armour Inc	Consumer Discretionary	4,928	94,522	0.24
Mid-America Apartment Communities Inc	Real Estate	714	94,120	0.24
DuPont de Nemours Inc	Materials	1,457	93,553	0.24
Etsy Inc	Consumer Discretionary	2,102	93,113	0.24
Edison International	Utilities	1,225	92,414	0.24
EOG Resources Inc	Energy	1,103	92,401	0.24
Essex Property Trust Inc	Real Estate	305	91,889	0.23
Realty Income Corp	Real Estate	1,247	91,799	0.23
Avangrid Inc	Utilities	1,791	91,634	0.23
Ameriprise Financial Inc	Financials	549	91,439	0.23
Healthpeak Properties Inc	Real Estate	2,640	91,006	0.23
Ventas Inc	Real Estate	1,576	90,983	0.23
Equity Residential	Real Estate	1,118	90,497	0.23
Starbucks Corp	Consumer Discretionary	1,023	89,910	0.23
Western Digital Corp	Information Technology	1,412	89,620	0.23
HCA Healthcare Inc	Health Care	606	89,503	0.23

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Fair Isaac Corp	Information Technology	239	$89,385	0.23%
Extra Space Storage Inc	Real Estate	846	89,313	0.23
Ecolab Inc	Materials	463	89,295	0.23
Atmos Energy Corp	Utilities	797	89,108	0.23
Tyson Foods Inc	Consumer Staples	974	88,674	0.23
AvalonBay Communities Inc	Real Estate	421	88,343	0.23
Automatic Data Processing Inc	Information Technology	517	88,151	0.22
Gilead Sciences Inc	Health Care	1,354	87,975	0.22
Northern Trust Corp	Financials	823	87,456	0.22
Citrix Systems Inc	Information Technology	764	84,678	0.22
Dollar General Corp	Consumer Discretionary	539	84,140	0.21
Garmin Ltd	Consumer Discretionary	859	83,795	0.21
General Mills Inc	Consumer Staples	1,539	82,402	0.21
Skyworks Solutions Inc	Information Technology	679	82,058	0.21
CenterPoint Energy Inc	Utilities	3,002	81,859	0.21
ConocoPhillips	Energy	1,258	81,818	0.21
CH Robinson Worldwide Inc	Industrials	1,038	81,158	0.21
Verisk Analytics Inc	Industrials	534	79,707	0.20
NVR Inc	Consumer Discretionary	21	79,570	0.20
AutoZone Inc	Consumer Discretionary	66	79,196	0.20
Hormel Foods Corp	Consumer Staples	1,751	78,998	0.20
UDR Inc	Real Estate	1,687	78,767	0.20
Cabot Oil & Gas Corp	Energy	4,515	78,610	0.20
Five Below Inc	Consumer Discretionary	614	78,442	0.20
Arthur J Gallagher & Co	Financials	823	78,356	0.20
T Rowe Price Group Inc	Financials	642	78,220	0.20
Synchrony Financial	Financials	2,152	77,508	0.20
Church & Dwight Co Inc	Consumer Staples	1,102	77,489	0.20
Prologis Inc	Real Estate	862	76,834	0.20
JM Smucker Co/The	Consumer Staples	734	76,423	0.19
Charles Schwab Corp/The	Financials	1,602	76,206	0.19
Illinois Tool Works Inc	Industrials	417	74,993	0.19
Chubb Ltd	Financials	481	74,861	0.19
Discover Financial Services	Financials	881	74,721	0.19
Republic Services Inc	Industrials	827	74,123	0.19
Tiffany & Co	Consumer Discretionary	551	73,617	0.19
Sherwin-Williams Co/The	Materials	125	72,930	0.19
SVB Financial Group	Financials	290	72,763	0.19
Alexandria Real Estate Equities Inc	Real Estate	450	72,675	0.19
Anthem Inc	Health Care	239	72,168	0.18
Allstate Corp/The	Financials	629	70,740	0.18
Digital Realty Trust Inc	Real Estate	588	70,413	0.18
PPG Industries Inc	Materials	525	70,030	0.18
Liberty Broadband Corp	Communication Services	557	69,982	0.18
Amgen Inc	Health Care	287	69,141	0.18
Cincinnati Financial Corp	Financials	654	68,784	0.18
CarMax Inc	Consumer Discretionary	783	68,672	0.17
Emerson Electric Co	Industrials	885	67,528	0.17
Nordstrom Inc	Consumer Discretionary	1,640	67,138	0.17
Quest Diagnostics Inc	Health Care	626	66,814	0.17
Juniper Networks Inc	Information Technology	2,679	65,972	0.17
Clorox Co/The	Consumer Staples	429	65,909	0.17
Honeywell International Inc	Industrials	368	65,154	0.17
Duke Realty Corp	Real Estate	1,867	64,732	0.16
Interpublic Group of Cos Inc/The	Communication Services	2,785	64,339	0.16
Apartment Investment & Management Co	Real Estate	1,244	64,258	0.16
Constellation Brands Inc	Consumer Staples	337	63,864	0.16
Masco Corp	Industrials	1,329	63,788	0.16
Baxter International Inc	Health Care	756	63,213	0.16

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Air Products & Chemicals Inc	Materials	267	$62,844	0.16%
Comerica Inc	Financials	876	62,826	0.16
Kimco Realty Corp	Real Estate	3,008	62,293	0.16
Danaher Corp	Health Care	405	62,152	0.16
Travelers Cos Inc/The	Financials	451	61,701	0.16
Charter Communications Inc	Communication Services	127	61,547	0.16
Regency Centers Corp	Real Estate	973	61,402	0.16
Brown-Forman Corp	Consumer Staples	904	61,092	0.16
PulteGroup Inc	Consumer Discretionary	1,573	61,021	0.16
Monster Beverage Corp	Consumer Staples	954	60,643	0.15
Devon Energy Corp	Energy	2,294	59,567	0.15
News Corp	Communication Services	4,176	59,043	0.15
Howard Hughes Corp/The	Real Estate	463	58,718	0.15
Everest Re Group Ltd	Financials	210	58,051	0.15
Berry Global Group Inc	Materials	1,217	57,783	0.15
Fidelity National Information Services I	Information Technology	414	57,593	0.15
Incyte Corp	Health Care	650	56,722	0.14
Credit Acceptance Corp	Financials	128	56,626	0.14
Parker-Hannifin Corp	Industrials	273	56,138	0.14
Ball Corp	Materials	859	55,570	0.14
IDEXX Laboratories Inc	Health Care	213	55,551	0.14
Zoetis Inc	Health Care	415	54,902	0.14
TJX Cos Inc/The	Consumer Discretionary	884	53,999	0.14
HollyFrontier Corp	Energy	1,060	53,765	0.14
Linde PLC	Materials	252	53,702	0.14
Allegion PLC	Industrials	429	53,460	0.14
IHS Markit Ltd	Industrials	708	53,326	0.14
Evergy Inc	Utilities	815	53,062	0.14
Ulta Beauty Inc	Consumer Discretionary	205	51,928	0.13
Rockwell Automation Inc	Industrials	253	51,275	0.13
Conagra Brands Inc	Consumer Staples	1,496	51,234	0.13
DENTSPLY SIRONA Inc	Health Care	895	50,648	0.13
Fiserv Inc	Information Technology	432	49,987	0.13
Omnicom Group Inc	Communication Services	616	49,921	0.13
Pegasystems Inc	Information Technology	616	49,077	0.13
OneMain Holdings Inc	Financials	1,159	48,852	0.12
H&R Block Inc	Consumer Discretionary	2,073	48,683	0.12
Ciena Corp	Information Technology	1,129	48,181	0.12
Robert Half International Inc	Industrials	762	48,122	0.12
CACI International Inc	Information Technology	192	48,053	0.12
Ashland Global Holdings Inc	Materials	627	47,998	0.12
DR Horton Inc	Consumer Discretionary	892	47,051	0.12
Western Union Co/The	Information Technology	1,726	46,227	0.12
Old Republic International Corp	Financials	2,063	46,143	0.12
Hologic Inc	Health Care	884	46,133	0.12
Advance Auto Parts Inc	Consumer Discretionary	282	45,205	0.12
Iron Mountain Inc	Real Estate	1,417	45,170	0.12
JB Hunt Transport Services Inc	Industrials	386	45,072	0.11
Live Nation Entertainment Inc	Communication Services	625	44,635	0.11
Huntsman Corp	Materials	1,804	43,595	0.11
Weyerhaeuser Co	Real Estate	1,439	43,468	0.11
E*TRADE Financial Corp	Financials	942	42,725	0.11
Southwest Airlines Co	Industrials	770	41,565	0.11
Vornado Realty Trust	Real Estate	614	40,848	0.10
Sealed Air Corp	Materials	1,025	40,837	0.10
XPO Logistics Inc	Industrials	510	40,661	0.10
ResMed Inc	Health Care	261	40,502	0.10
IDEX Corp	Industrials	233	40,053	0.10
CenturyLink Inc	Communication Services	2,946	38,911	0.10

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
SEI Investments Co	Financials	590	$38,630	0.10%
Macerich Co/The	Real Estate	1,432	38,543	0.10
Expeditors International of Washington I	Industrials	485	37,848	0.10
Lennar Corp	Consumer Discretionary	663	36,982	0.09
Boston Properties Inc	Real Estate	262	36,188	0.09
Laboratory Corp of America Holdings	Health Care	214	36,180	0.09
Pentair PLC	Industrials	782	35,878	0.09
Aspen Technology Inc	Information Technology	290	35,051	0.09
Cummins Inc	Industrials	196	35,011	0.09
LyondellBasell Industries NV	Materials	370	34,957	0.09
Phillips 66	Energy	313	34,874	0.09
Universal Health Services Inc	Health Care	240	34,388	0.09
Jack Henry & Associates Inc	Information Technology	236	34,364	0.09
CNA Financial Corp	Financials	758	33,977	0.09
Fortive Corp	Industrials	431	32,907	0.08
Cintas Corp	Industrials	122	32,812	0.08
Newell Brands Inc	Consumer Discretionary	1,697	32,622	0.08
Maxim Integrated Products Inc	Information Technology	525	32,316	0.08
Cimarex Energy Co	Energy	615	32,263	0.08
Leidos Holdings Inc	Information Technology	327	31,980	0.08
WW Grainger Inc	Industrials	94	31,892	0.08
Stryker Corp	Health Care	150	31,581	0.08
SL Green Realty Corp	Real Estate	343	31,482	0.08
Dover Corp	Industrials	272	31,394	0.08
Host Hotels & Resorts Inc	Real Estate	1,655	30,703	0.08
Hill-Rom Holdings Inc	Health Care	270	30,664	0.08
Gaming and Leisure Properties Inc	Real Estate	675	29,060	0.07
Paychex Inc	Information Technology	335	28,532	0.07
Willis Towers Watson PLC	Financials	140	28,307	0.07
Global Payments Inc	Information Technology	153	27,879	0.07
Nielsen Holdings PLC	Industrials	1,327	26,929	0.07
Pioneer Natural Resources Co	Energy	177	26,739	0.07
Apache Corp	Energy	1,037	26,529	0.07
Zimmer Biomet Holdings Inc	Health Care	177	26,497	0.07
Johnson Controls International plc	Industrials	642	26,151	0.07
Teleflex Inc	Health Care	69	25,883	0.07
Assurant Inc	Financials	194	25,495	0.06
AMETEK Inc	Industrials	247	24,590	0.06
AES Corp/VA	Utilities	1,234	24,554	0.06
Genuine Parts Co	Consumer Discretionary	229	24,334	0.06
Sterling Bancorp/DE	Financials	1,152	24,288	0.06
United Airlines Holdings Inc	Industrials	275	24,194	0.06
Archer-Daniels-Midland Co	Consumer Staples	511	23,664	0.06
Packaging Corp of America	Materials	198	22,122	0.06
Bank of America Corp	Financials	623	21,929	0.06
Loews Corp	Financials	394	20,657	0.05
Mettler-Toledo International Inc	Health Care	25	20,190	0.05
Cadence Design Systems Inc	Information Technology	290	20,104	0.05
International Flavors & Fragrances Inc	Materials	154	19,899	0.05
Fastenal Co	Industrials	536	19,791	0.05
Nucor Corp	Materials	345	19,413	0.05
Citigroup Inc	Financials	239	19,119	0.05
Keysight Technologies Inc	Information Technology	185	18,947	0.05
CDW Corp/DE	Information Technology	132	18,883	0.05
Hanesbrands Inc	Consumer Discretionary	1,265	18,785	0.05
Lam Research Corp	Information Technology	64	18,772	0.05
Cisco Systems Inc	Information Technology	390	18,711	0.05
MSCI Inc	Financials	71	18,340	0.05
Tractor Supply Co	Consumer Discretionary	192	17,925	0.05

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
News Corp	Communication Services	1,235	$17,914	0.05%
TransDigm Group Inc	Industrials	30	16,806	0.04
CVS Health Corp	Health Care	221	16,396	0.04
Westinghouse Air Brake Technologies Corp	Industrials	210	16,314	0.04
eBay Inc	Consumer Discretionary	452	16,310	0.04
Raymond James Financial Inc	Financials	177	15,802	0.04
Micron Technology Inc	Information Technology	293	15,751	0.04
FleetCor Technologies Inc	Information Technology	54	15,411	0.04
Globe Life Inc	Financials	144	15,153	0.04
Cigna Corp	Health Care	74	15,148	0.04
Alaska Air Group Inc	Industrials	209	14,129	0.04
Fox Corp	Communication Services	371	13,744	0.04
Akamai Technologies Inc	Information Technology	159	13,716	0.03
M&T Bank Corp	Financials	80	13,606	0.03
NRG Energy Inc	Utilities	337	13,394	0.03
Fox Corp	Communication Services	367	13,344	0.03
Mylan NV	Health Care	663	13,316	0.03
Kohl’s Corp	Consumer Discretionary	253	12,909	0.03
Kansas City Southern	Industrials	83	12,684	0.03
HP Inc	Information Technology	613	12,592	0.03
Martin Marietta Materials Inc	Materials	45	12,535	0.03
Edwards Lifesciences Corp	Health Care	54	12,496	0.03
Marathon Petroleum Corp	Energy	206	12,405	0.03
DXC Technology Co	Information Technology	328	12,323	0.03
Alliance Data Systems Corp	Information Technology	109	12,232	0.03
Fortune Brands Home & Security Inc	Industrials	185	12,113	0.03
Vulcan Materials Co	Materials	84	12,088	0.03
Capital One Financial Corp	Financials	115	11,806	0.03
MetLife Inc	Financials	231	11,772	0.03
Broadcom Inc	Information Technology	35	11,165	0.03
Morgan Stanley	Financials	216	11,050	0.03
NortonLifeLock Inc	Information Technology	432	11,013	0.03
Prudential Financial Inc	Financials	117	11,003	0.03
Qorvo Inc	Information Technology	95	10,994	0.03
Oracle Corp	Information Technology	202	10,727	0.03
United Technologies Corp	Industrials	70	10,525	0.03
Cognizant Technology Solutions Corp	Information Technology	169	10,508	0.03
McKesson Corp	Health Care	75	10,404	0.03
Arconic Inc	Industrials	331	10,181	0.03
DaVita Inc	Health Care	134	10,061	0.03
TE Connectivity Ltd	Information Technology	102	9,794	0.02
Valero Energy Corp	Energy	104	9,783	0.02
Unum Group	Financials	329	9,582	0.02
Molson Coors Beverage Co	Consumer Staples	173	9,316	0.02
Delta Air Lines Inc	Industrials	151	8,842	0.02
AmerisourceBergen Corp	Health Care	103	8,785	0.02
Principal Financial Group Inc	Financials	158	8,671	0.02
AO Smith Corp	Industrials	177	8,415	0.02
Centene Corp	Health Care	128	8,073	0.02
Citizens Financial Group Inc	Financials	198	8,037	0.02
People’s United Financial Inc	Financials	470	7,948	0.02
Lincoln National Corp	Financials	134	7,936	0.02
Hewlett Packard Enterprise Co	Information Technology	476	7,543	0.02
Arista Networks Inc	Information Technology	37	7,495	0.02
Fifth Third Bancorp	Financials	241	7,415	0.02
Eaton Corp PLC	Industrials	78	7,376	0.02
Perrigo Co PLC	Health Care	141	7,300	0.02
Bank of New York Mellon Corp/The	Financials	135	6,806	0.02
Regions Financial Corp	Financials	396	6,799	0.02

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Kraft Heinz Co/The	Consumer Staples	206	$6,627	0.02%
American International Group Inc	Financials	126	6,474	0.02
Ford Motor Co	Consumer Discretionary	691	6,430	0.02
Alexion Pharmaceuticals Inc	Health Care	58	6,286	0.02
Caterpillar Inc	Industrials	41	6,059	0.02
Cardinal Health Inc	Health Care	112	5,649	0.01
CSX Corp	Industrials	77	5,580	0.01
Westrock Co	Materials	128	5,477	0.01
Invesco Ltd	Financials	289	5,205	0.01
KeyCorp	Financials	257	5,198	0.01
International Paper Co	Materials	104	4,776	0.01
Eastman Chemical Co	Materials	60	4,727	0.01
Regeneron Pharmaceuticals Inc	Health Care	13	4,707	0.01
Snap-on Inc	Industrials	27	4,633	0.01
PVH Corp	Consumer Discretionary	44	4,594	0.01
State Street Corp	Financials	57	4,477	0.01
Dow Inc	Materials	82	4,470	0.01
Avery Dennison Corp	Materials	34	4,423	0.01
Macy’s Inc	Consumer Discretionary	256	4,353	0.01
Norwegian Cruise Line Holdings Ltd	Consumer Discretionary	73	4,282	0.01
Expedia Group Inc	Consumer Discretionary	40	4,272	0.01
BorgWarner Inc	Consumer Discretionary	96	4,169	0.01
LKQ Corp	Consumer Discretionary	116	4,136	0.01
Mohawk Industries Inc	Consumer Discretionary	30	4,093	0.01
Stanley Black & Decker Inc	Industrials	24	3,966	0.01
Huntington Ingalls Industries Inc	Industrials	16	3,908	0.01
Capri Holdings Ltd	Consumer Discretionary	98	3,754	0.01
MGM Resorts International	Consumer Discretionary	112	3,728	0.01
FLIR Systems Inc	Information Technology	68	3,561	0.01
Whirlpool Corp	Consumer Discretionary	24	3,531	0.01
Harley-Davidson Inc	Consumer Discretionary	93	3,475	0.01
General Motors Co	Consumer Discretionary	86	3,156	0.01
Coty Inc	Consumer Staples	275	3,098	0.01
NetApp Inc	Information Technology	48	3,003	0.01
Best Buy Co Inc	Consumer Discretionary	33	2,935	0.01
Huntington Bancshares Inc/OH	Financials	190	2,858	0.01
Ralph Lauren Corp	Consumer Discretionary	24	2,805	0.01
Hilton Worldwide Holdings Inc	Consumer Discretionary	24	2,612	0.01
L Brands Inc	Consumer Discretionary	138	2,499	0.01
Las Vegas Sands Corp	Consumer Discretionary	34	2,334	0.01
Ingersoll-Rand PLC	Industrials	16	2,121	0.01
Aptiv PLC	Consumer Discretionary	22	2,056	0.01
Franklin Resources Inc	Financials	73	1,895	0.00
Carnival Corp	Consumer Discretionary	35	1,776	0.00
Tapestry Inc	Consumer Discretionary	58	1,568	0.00
Royal Caribbean Cruises Ltd	Consumer Discretionary	10	1,319	0.00
Gap Inc/The	Consumer Discretionary	72	1,269	0.00
Flowserve Corp	Industrials	14	681	0.00

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED & WRITTEN OPTIONS CONTRACTS — At December 31, 2019, the Fund had the following purchased & written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Purchased options contracts:
Calls
CBOE Volatility Index	Morgan Stanley Co., Inc.	20 USD	01/22/2020	280	$385,840	$14,000	$57,673	$(43,673)
		19 USD	02/19/2020	300	413,400	40,500	66,610	(26,110)

		19 USD	03/18/2020	320	440,960	54,400	56,320	(1,920)
Total calls				900		$108,900	$180,603	$(71,703)
Puts
S&P 500 Index	Morgan Stanley Co., Inc.	2,300 USD	01/17/2020	3	969,234	30	2,492	(2,462)
		2,350 USD	01/17/2020	2	646,156	25	1,097	(1,072)
		2,450 USD	01/17/2020	4	1,292,312	80	2,904	(2,824)
		2,500 USD	01/17/2020	4	1,292,312	90	2,436	(2,346)
		2,550 USD	01/17/2020	3	969,234	83	1,442	(1,359)
		2,600 USD	01/17/2020	2	646,156	70	877	(807)
		2,400 USD	02/21/2020	1	323,078	85	986	(901)
		2,450 USD	02/21/2020	2	646,156	215	1,814	(1,599)
		2,500 USD	02/21/2020	3	969,234	405	2,732	(2,327)
		2,550 USD	02/21/2020	6	1,938,468	990	4,704	(3,714)
		2,600 USD	02/21/2020	4	1,292,312	840	3,323	(2,483)
		2,650 USD	02/21/2020	2	646,156	515	1,482	(967)
		2,500 USD	03/20/2020	2	646,156	640	1,672	(1,032)
		2,550 USD	03/20/2020	4	1,292,312	1,560	3,833	(2,273)
		2,650 USD	03/20/2020	3	969,234	1,755	2,372	(617)
		2,700 USD	03/20/2020	6	1,938,468	4,350	5,123	(773)
		2,600 USD	04/17/2020	2	646,156	1,650	1,921	(271)

Total puts				53		$13,383	$41,210	$(27,827)

Total purchased options contracts				953		$122,283	$221,813	$(99,530)
Written options contracts:
Calls
S&P 500 Index	Morgan Stanley Co., Inc.	2,975 USD	01/17/2020	3	$(969,234)	$(78,495)	$(21,508)	$(56,987)
		3,000 USD	01/17/2020	2	(646,156)	(47,590)	(10,438)	(37,152)
		3,050 USD	01/17/2020	8	(2,584,624)	(150,800)	(46,868)	(103,932)
		3,075 USD	01/17/2020	3	(969,234)	(49,365)	(19,399)	(29,966)
		3,125 USD	01/17/2020	2	(646,156)	(23,710)	(8,198)	(15,512)
		3,050 USD	02/21/2020	1	(323,078)	(20,340)	(6,774)	(13,566)
		3,100 USD	02/21/2020	2	(646,156)	(31,950)	(11,697)	(20,253)
		3,125 USD	02/21/2020	3	(969,234)	(41,640)	(16,858)	(24,782)
		3,150 USD	02/21/2020	6	(1,938,468)	(71,040)	(33,095)	(37,945)
		3,175 USD	02/21/2020	4	(1,292,312)	(39,500)	(19,397)	(20,103)
		3,200 USD	02/21/2020	2	(646,156)	(15,990)	(8,539)	(7,451)
		3,150 USD	03/20/2020	2	(646,156)	(27,350)	(15,339)	(12,011)
		3,200 USD	03/20/2020	4	(1,292,312)	(40,060)	(23,677)	(16,383)
		3,250 USD	03/20/2020	3	(969,234)	(20,220)	(14,769)	(5,451)
		3,275 USD	03/20/2020	6	(1,938,468)	(31,920)	(29,394)	(2,526)
		3,275 USD	04/17/2020	1	(323,078)	(6,840)	(6,322)	(518)

Total calls				52		$(696,810)	$(292,272)	$(404,538)

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED & WRITTEN OPTIONS CONTRACTS (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Written options contracts: (continued)
Puts
S&P 500 Index	Morgan Stanley Co., Inc.	2,825 USD	01/17/2020	3	$(969,234)	$(353)	$(22,258)	$21,905
		2,875 USD	01/17/2020	2	(646,156)	(295)	(21,623)	21,328
		2,900 USD	01/17/2020	1	(323,078)	(167)	(8,059)	7,892
		2,950 USD	01/17/2020	8	(2,584,624)	(1,760)	(49,641)	47,881
		3,000 USD	01/17/2020	3	(969,234)	(915)	(13,645)	12,730
		3,025 USD	01/17/2020	2	(646,156)	(720)	(8,448)	7,728
		2,950 USD	02/21/2020	1	(323,078)	(1,110)	(8,139)	7,029
		2,975 USD	02/21/2020	2	(646,156)	(2,540)	(13,623)	11,083
		3,025 USD	02/21/2020	3	(969,234)	(5,025)	(21,898)	16,873
		3,050 USD	02/21/2020	6	(1,938,468)	(11,550)	(40,235)	28,685
		3,075 USD	02/21/2020	3	(969,234)	(6,630)	(19,978)	13,348
		3,100 USD	02/21/2020	3	(969,234)	(7,635)	(17,948)	10,313
		3,050 USD	03/20/2020	2	(646,156)	(6,770)	(15,319)	8,549
		3,075 USD	03/20/2020	3	(969,234)	(11,325)	(22,048)	10,723
		3,100 USD	03/20/2020	1	(323,078)	(4,210)	(7,429)	3,219
		3,150 USD	03/20/2020	3	(969,234)	(15,720)	(18,628)	2,908
		3,175 USD	03/20/2020	6	(1,938,468)	(35,100)	(37,531)	2,431
		3,175 USD	04/17/2020	2	(646,156)	(14,600)	(15,871)	1,271

Total puts				54		$(126,425)	$(362,321)	$235,896

Total written options contracts				106		$(823,235)	$(654,593)	$(168,642)

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – 2.7%
FHLMC – 1.4%
$31,015	5.000%	11/01/2025	$33,161
24,280	5.000	08/01/2028	26,233
10,831	5.000	01/01/2033	11,917
422	5.000	03/01/2033	464
5,928	5.000	04/01/2033	6,521
897	5.000	05/01/2033	986
2,965	5.000	06/01/2033	3,261
18,628	5.000	07/01/2033	20,491
26,337	5.000	08/01/2033	28,964
2,188	5.000	09/01/2033	2,407
5,341	5.000	10/01/2033	5,875
11,682	5.000	11/01/2033	12,850
6,480	5.000	12/01/2033	7,128
6,144	5.000	01/01/2034	6,759
19,561	5.000	02/01/2034	21,556
8,497	5.000	03/01/2034	9,406
14,603	5.000	04/01/2034	16,183
19,983	5.000	05/01/2034	21,988
283,023	5.000	06/01/2034	311,569
4,162	5.000	11/01/2034	4,612
76,865	5.000	04/01/2035	84,551
1,340,076	5.000	07/01/2035	1,485,056
3,245	5.000	11/01/2035	3,570
66,568	5.000	03/01/2036	73,440
21,217	5.000	03/01/2037	23,459
61,429	5.000	12/01/2037	67,921
115,575	5.000	02/01/2038	127,786
287,439	5.000	03/01/2038	317,757
143,581	5.000	07/01/2038	158,725
119,642	5.000	11/01/2038	132,262
313,781	5.000	12/01/2038	346,937
176,434	5.000	01/01/2039	195,044
42,825	5.000	02/01/2039	47,342
289,956	5.000	06/01/2041	320,596

			3,936,777

UMBS – 1.3%
183	5.500	07/01/2020	183
4,450	6.000	03/01/2034	5,051
16,444	6.000	08/01/2034	18,728
66,076	6.000	08/01/2035	75,946
105,762	6.000	09/01/2035	121,866
187,774	6.000	11/01/2035	216,297
432,246	6.000	03/01/2036	496,613
3,850	6.000	06/01/2036	4,422
850,542	6.000	09/01/2036	948,845
146,338	6.000	12/01/2036	168,348
10,919	6.000	02/01/2037	12,560
1,919	6.000	04/01/2037	2,186
3,313	6.000	05/01/2037	3,813
90,199	6.000	06/01/2037	103,943
58,342	6.000	07/01/2037	67,229
196,181	6.000	08/01/2037	223,331
55,910	6.000	09/01/2037	64,407
10,829	6.000	10/01/2037	12,465
31,601	6.000	11/01/2037	36,499

Mortgage-Backed Securities – (continued)
UMBS – (continued)
2,587	6.000	12/01/2037	2,987
288,995	6.000	01/01/2038	332,561
37,768	6.000	03/01/2038	43,424
2,276	6.000	04/01/2038	2,625
12,678	6.000	05/01/2038	14,577
937	6.000	09/01/2038	1,080
60,282	6.000	10/01/2038	69,513
2,444	6.000	12/01/2038	2,816
2,127	6.000	01/01/2039	2,449
8,844	4.000	08/01/2039	9,478
25,753	4.500	02/01/2040	27,594
2,505	6.000	04/01/2040	2,885
104,171	6.000	06/01/2040	119,995
239,630	6.000	05/01/2041	275,345
103,255	4.500	08/01/2041	111,895

			3,601,956

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $7,363,941)			$7,538,733

Collateralized Mortgage Obligations – 1.7%
Regular Floater(a)(b) – 0.5%
FHLMC REMIC Series 3371, Class FA
$163,928	2.340%	09/15/2037	$165,180
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A
163,289	2.163	10/07/2020	163,316
NCUA Guaranteed Notes Trust Series 2011-R2, Class 1A
610,392	2.113	02/06/2020	610,807
NCUA Guaranteed Notes Trust Series 2011-R3, Class 1A
314,211	2.118	03/11/2020	314,321

			1,253,624

Sequential Fixed Rate – 1.2%
FHLMC REMIC Series 2755, Class ZA
373,790	5.000	02/15/2034	411,931
FHLMC REMIC Series 4246, Class PT
203,785	6.500	02/15/2036	234,890
FHLMC REMIC Series 4273, Class PD
1,062,441	6.500	11/15/2043	1,244,289
FNMA REMIC Series 2012-111, Class B
276,913	7.000	10/25/2042	322,708
FNMA REMIC Series 2012-153, Class B
1,027,300	7.000	07/25/2042	1,223,811

			3,437,629

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $4,546,552)			$4,691,253

Commercial Mortgage-Backed Securities(a) – 7.7%
Agency Multi-Family – 7.7%
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series K011, Class A2
$5,211,774	4.084%	11/25/2020	$5,280,724

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Principal Amount	Interest Rate		Maturity Date	Value

Commercial Mortgage-Backed Securities(a) – (continued)
Agency Multi-Family – (continued)
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series K714, Class A2(b)
$15,933,943	3.034%		10/25/2020	$15,971,031

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $22,229,692)				$21,251,755

Asset-Backed Securities(a) – 0.1%
Home Equity – 0.1%
GMACM Home Equity Loan Trust Series 2007-HE3, Class 1A1(b)
$2,971	7.000%		09/25/2037	$2,967
GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1(b)
57,331	7.000		09/25/2037	59,259
NCUA Guaranteed Notes Trust Series 2010-A1, Class A
180,880	2.068		12/07/2020	180,889

TOTAL ASSET-BACKED SECURITIES
(Cost $241,182)				$243,115

U.S. Treasury Obligations – 14.1%
U.S. Treasury Bonds
$1,100,000	2.750	%(c)	11/15/2042	$1,174,250
1,990,000	3.750		11/15/2043	2,489,366
7,400,000	2.875		11/15/2046	8,118,031
4,780,000	3.000	(c)	05/15/2047	5,370,778
480,000	2.250	(c)	08/15/2049	465,600
U.S. Treasury Notes
6,620,000	1.125		07/31/2021	6,569,833
4,610,000	1.875		01/31/2022	4,635,931
5,960,000	2.875	(c)	05/31/2025	6,309,684
900,000	2.750		06/30/2025	947,531
2,490,000	2.625		12/31/2025	2,609,637
370,000	2.250	(c)	11/15/2027	380,291

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $37,503,012)				$39,070,932

Shares	Description	Value

Exchange Traded Fund(d) – 24.4%
675,000	Goldman Sachs Access Treasury 0-1 Year ETF	$67,594,500
(Cost $67,527,000)

Shares	Dividend Rate	Value

Investment Company(d) – 37.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
103,882,234	1.638%	$103,882,234
(Cost $103,882,234)

TOTAL INVESTMENTS – 88.3%
(Cost $243,293,613)		$244,272,522

OTHER ASSETS IN EXCESS OF LIABILITIES – 11.7%		32,319,890

NET ASSETS – 100.0%		$276,592,412

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2019.

(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Financing Rate
UMBS	—Uniform Mortgage-Backed Securities

Currency Abbreviation:
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
3 Month Eurodollar	1	12/14/2020	$245,912	$830
3 Month SOFR	11	03/17/2020	2,707,100	12
U.S. Treasury Long Bond	23	03/20/2020	3,577,219	(88,098)

Total				$(87,256)
Short position contracts:
30 Day Federal Funds	(2)	01/31/2020	(820,461)	(66)
30 Day Federal Funds	(2)	02/28/2020	(820,399)	163
30 Day Federal Funds	(1)	03/31/2020	(410,200)	144
U.S. Treasury 2 Year Note	(51)	03/31/2020	(10,986,117)	8,325
U.S. Treasury 5 Year Note	(106)	03/31/2020	(12,561,828)	46,854
U.S. Treasury 10 Year Note	(45)	03/20/2020	(5,771,250)	36,497
U.S. Treasury Ultra Bond	(116)	03/20/2020	(21,017,751)	738,804

Total				$830,721

Total Futures Contracts				$743,465

SWAP CONTRACTS — At December 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date		Notional Amount (000’s)(a)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1 Day Federal Funds(b)	1.259%	12/15/2021	USD	630	$(1,922)	$3	$(1,925)
1 Month LIBOR(c)	3 Month LIBOR	07/25/2024		9,100	146	229	(83)
1.333%(b)	1 Day Federal Funds	11/15/2026		1,850	26,643	(1,864)	28,507

TOTAL					$24,867	$(1,632)	$26,499

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2019
(b)	Payments made annually.
(c)	Payments made quarterly.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)		Unrealized Appreciation/ (Depreciation)(b)
S&P GSCI Energy 1 Month Forward Index	(0.130)%	BNP Paribas SA	04/08/2020	USD	90,655	$—
S&P GSCI Energy 1 Month Forward Index	(0.000)	Macquarie Bank Ltd.	04/16/2020		83,776	—
BAML Commodity Excess Return Strategy Index(*)	(0.000)	Merrill Lynch International	02/13/2020		111,167	913

TOTAL						$913

*	The components of the basket shown below.
(a)	Payments made monthly.
(b)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

A basket (BAML Commodity Excess Return Strategy Index) of commodities

Description	Sector	Number of Contracts	Value	Weight
WTI	Energy	1,000	$59,970	26.22%
Brent	Energy	1,000	66,000	18.25
Gasoil	Energy	100	61,375	5.69
Corn	Grains	5,000	19,388	4.73
Gold	Precious	100	152,310	4.55
Heating Oil	Energy	42,000	84,958	4.53
Copper	Metals	25	154,213	4.22
Gasoline RBOB	Energy	42,000	71,001	4.04
Live Cattle	Meats	40,000	50,370	3.96
Aluminum	Metals	25	45,025	3.36
Wheat	Grains	5,000	27,938	3.32
Soybeans	Grains	5,000	47,775	3.18
Natural Gas	Energy	10,000	21,890	2.44
Lean Hogs	Meats	40,000	28,570	2.07
Sugar	Softs	112,000	15,030	1.64
Feeder Cattle	Meats	50,000	72,113	1.27
Cotton	Textiles	50,000	34,525	1.25
Kansas Wheat	Grains	5,000	24,300	1.18
Zinc	Metals	25	56,944	0.97
Nickel	Metals	6	84,000	0.84
Coffee	Softs	37,500	48,638	0.80
Lead	Metals	25	48,144	0.65
Silver	Precious	5,000	89,605	0.47
Cocoa	Softs	10	25,400	0.37

PURCHASED & WRITTEN OPTIONS CONTRACTS — At December 31, 2019, the Fund had the following purchased & written options contracts:

OVER THE COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
3M IRS	JPMorgan Chase Bank NA	1.734%	02/18/2020	1,600,000	$1,600,000	$26,677	$19,649	$7,028
		1.683	02/19/2020	1,400,000	1,400,000	28,684	16,520	12,164
		2.183	02/19/2020	1,400,000	1,400,000	1,477	1,540	(63)

Total Purchased option contracts				4,400,000		$56,838	$37,709	$19,129
Written option contracts
Puts
3M IRS	JPMorgan Chase Bank NA	1.582%	02/18/2020	(5,700,000)	$(5,700,000)	$(11,382)	$(13,395)	$2,013
		1.984	02/18/2020	(1,600,000)	(1,600,000)	(8,173)	(6,456)	(1,717)
		1.933	02/19/2020	(2,800,000)	(2,800,000)	(16,773)	(10,675)	(6,098)

Total Written option contracts				(10,100,000)		$(36,328)	$(30,526)	$(5,802)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2019

Shares	Dividend Rate	Value

Investment Companies(a) – 77.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
201,860,247	1.638%	$201,860,247

TOTAL INVESTMENTS – 77.4%
(Cost $201,860,247)$201,860,247

OTHER ASSETS IN EXCESS OF LIABILITIES – 22.6%		58,924,845

NET ASSETS – 100.0%		$260,785,092

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
BUBOR	—Budapest Interbank Offered Rate
EURIBOR	—Euro Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
LIBOR	—London Interbank Offered Rate
PRIBOR	—Prague Interbank Offered Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira
USD	—United States Dollar
ZAR	—South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	280,000	USD	191,989	03/18/2020	$4,867
	BRL	27,780,000	USD	6,812,497	01/03/2020	93,313
	CAD	7,021,000	USD	5,307,544	03/18/2020	100,692
	CHF	4,021,000	USD	4,105,428	03/18/2020	71,643
	EUR	6,069,000	USD	6,788,185	03/18/2020	51,579
	GBP	20,596,000	USD	27,148,873	03/18/2020	189,175
	HUF	149,047,000	USD	501,513	03/18/2020	5,534
	IDR	217,260,000,000	USD	15,231,468	03/18/2020	377,359
	INR	607,000,000	USD	8,387,453	03/18/2020	68,976
	KRW	2,680,000,000	USD	2,266,385	03/18/2020	56,824
	MXN	185,227,000	USD	9,410,531	03/18/2020	276,946
	NZD	2,320,000	USD	1,529,293	03/18/2020	34,230
	PLN	650,000	USD	168,512	03/18/2020	2,848
	RUB	852,500,000	USD	13,183,793	03/18/2020	426,851

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc. (continued)	SEK	9,577,000	USD	1,018,854	03/18/2020	$7,349
	USD	12,886,150	JPY	1,392,949,000	03/18/2020	11,197
	ZAR	135,164,000	USD	9,103,502	03/18/2020	451,650

TOTAL						$2,231,033

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	INR	454,000,000	USD	6,361,876	03/18/2020	$(36,968)
	JPY	56,276,000	USD	520,608	03/18/2020	(452)
	SEK	14,100,000	USD	1,512,127	03/18/2020	(1,272)
	TRY	45,460,000	USD	7,680,860	03/18/2020	(182,377)
	USD	13,009,769	AUD	18,952,000	03/18/2020	(314,576)
	USD	6,646,830	BRL	27,780,000	01/03/2020	(258,979)
	USD	6,803,571	BRL	27,780,000	02/04/2020	(95,602)
	USD	21,660,907	CAD	28,512,000	03/18/2020	(301,726)
	USD	1,322,656	CHF	1,299,000	03/18/2020	(26,763)
	USD	5,338,466	CLP	4,250,000,000	03/18/2020	(318,399)
	USD	6,727,667	COP	23,562,000,000	03/18/2020	(414,446)
	USD	5,883,561	CZK	135,008,000	03/18/2020	(72,910)
	USD	32,116,126	EUR	28,733,000	03/18/2020	(265,964)
	USD	1,002,908	GBP	762,250	03/18/2020	(8,863)
	USD	10,414,368	HUF	3,089,450,000	03/18/2020	(95,730)
	USD	18,178,008	KRW	21,600,000,000	03/18/2020	(546,362)
	USD	9,915,046	NOK	90,600,000	03/18/2020	(407,006)
	USD	4,189,210	NZD	6,400,000	03/18/2020	(123,958)
	USD	7,701,956	PLN	29,643,000	03/18/2020	(112,838)
	USD	5,169,241	SEK	48,826,600	03/18/2020	(62,669)
	USD	14,550	ZAR	215,000	03/18/2020	(649)

TOTAL						$(3,648,509)

FUTURES CONTRACTS — At December 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	15	02/26/2020	$2,280,900	$41,509
Amsterdam Exchange Index	71	01/17/2020	9,630,631	(91,368)
BIST 30 Index	553	02/28/2020	1,313,480	10,995
Brent Crude Oil	33	01/31/2020	2,178,990	107,654
CAC 40 10 Euro Index	141	01/17/2020	9,442,134	(59,131)
Coffee “C”	32	03/19/2020	1,549,800	(30,704)
DAX Index	25	03/20/2020	9,286,624	(69,892)
DJIA CBOT E-Mini Index	41	03/20/2020	5,844,140	77,622
EURO STOXX 50 Index	189	03/20/2020	7,905,528	(49,598)
Feeder Cattle	30	03/26/2020	2,163,000	28,955
FTSE 100 Index	99	03/20/2020	9,833,844	(40,253)

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
FTSE/MIB Index	71	03/20/2020	$9,321,944	$(104,750)
IBEX 35 Index	98	01/17/2020	10,474,136	(97,712)
KOSPI 200 Index	100	03/12/2020	6,381,599	375,642
Live Cattle	43	02/28/2020	2,166,770	24,481
LME Aluminum Base Metal	127	01/15/2020	5,680,869	109,594
LME Copper Base Metal	25	01/15/2020	3,849,063	151,778
LME Copper Base Metal	6	02/19/2020	925,275	9,998
LME Lead Base Metal	48	01/15/2020	2,300,400	(214,913)
LME Lead Base Metal	16	02/19/2020	770,300	15,662
LME Nickel Base Metal	20	01/15/2020	1,676,160	(279,047)
LME Nickel Base Metal	13	02/19/2020	1,092,000	41,933
LME Zinc Base Metal	35	01/13/2020	1,995,875	(147,908)
Low Sulphur Gasoil	41	02/12/2020	2,520,475	125,343
MSCI Taiwan Index	131	01/30/2020	6,020,760	(21,924)
NASDAQ 100 E-Mini Index	27	03/20/2020	4,726,215	141,161
Nikkei 225 Index	22	03/12/2020	4,786,526	63,730
NY Harbor ULSD	30	01/31/2020	2,553,894	122,952
OMXS30 Index	454	01/17/2020	8,570,954	(102,823)
RBOB Gasoline	29	01/31/2020	2,063,292	79,821
S&P 500 E-Mini Index	385	03/20/2020	62,198,675	802,489
S&P/TSX 60 Index	109	03/19/2020	16,996,126	2,348
SGX FTSE China A50 Index	297	01/23/2020	4,279,770	95,839
Silver	15	03/27/2020	1,343,625	17,134
SPI 200 Index	141	03/19/2020	16,333,634	(212,661)
TOPIX Index	31	03/12/2020	4,910,128	31,566
VSTOXX	224	01/22/2020	360,559	(21,203)
Wheat	68	03/13/2020	1,899,750	126,898
WTI Crude Oil	34	01/21/2020	2,079,780	86,426

Total				$1,147,643
Short position contracts:
Corn	(120)	03/13/2020	(2,325,000)	(40,053)
Cotton No. 2	(35)	03/09/2020	(1,206,625)	(50,954)
FTSE/JSE Top 40 Index	(287)	03/19/2020	(10,524,290)	(122,909)
Hang Seng Index	(14)	01/30/2020	(2,539,558)	(19,198)
HSCEI	(100)	01/30/2020	(7,193,640)	(70,864)
KC HRW Wheat	(23)	03/13/2020	(558,612)	(59,021)
Lean Hogs	(67)	02/14/2020	(1,909,500)	6,269
LME Aluminum Base Metal	(127)	01/15/2020	(5,680,869)	(8,468)
LME Aluminum Base Metal	(104)	02/19/2020	(4,682,600)	(154,502)
LME Copper Base Metal	(25)	01/15/2020	(3,849,062)	(131,622)
LME Copper Base Metal	(8)	02/19/2020	(1,233,700)	(52,269)
LME Lead Base Metal	(48)	01/15/2020	(2,300,400)	16,287
LME Lead Base Metal	(89)	02/19/2020	(4,284,794)	(8,554)
LME Nickel Base Metal	(20)	01/15/2020	(1,676,160)	13,963
LME Nickel Base Metal	(18)	02/19/2020	(1,512,000)	(24,154)
LME Zinc Base Metal	(35)	01/13/2020	(1,995,875)	88,605
LME Zinc Base Metal	(60)	02/19/2020	(3,416,625)	(69,467)
MSCI EAFE E-Mini Index	(89)	03/20/2020	(9,062,425)	18,673
MSCI Emerging Markets E-Mini Index	(223)	03/20/2020	(12,490,230)	(246,872)

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Natural Gas	(126)	01/29/2020	$(2,748,060)	$137,792
Russell 2000 E-Mini Index	(144)	03/20/2020	(12,028,320)	(157,939)
SET50 Index	(1,448)	03/30/2020	(10,315,044)	1,833
Soybean	(52)	03/13/2020	(2,480,400)	(135,339)
Sugar No. 11	(11)	02/28/2020	(165,581)	(12,724)

Total				$(1,081,487)

Total Futures Contracts				$66,156

SWAP CONTRACTS — At December 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)(a)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 Month BBR(b)	0.750%	03/18/2021	AUD	463,770	$(272,070)	$19,190	$(291,260)
2.000%(c)	3 Month BA	03/18/2021	CAD	127,360	(10,390)	(33,248)	22,858
0.000(d)	6 Month LIBOR	03/18/2021	CHF	499,280	(3,281,571)	(3,430,052)	148,481
0.000(d)	6 Month EURIBOR	03/18/2021	EUR	1,109,340	(3,927,843)	(4,224,342)	296,499
1.000(c)	6 Month LIBOR	03/18/2021	GBP	265,400	(756,802)	(761,750)	4,948
0.250(d)	3 Month STIBOR	03/18/2021	SEK	6,729,020	(305,427)	(786,809)	481,382
3 Month LIBOR(b)	1.500	03/18/2021	USD	880,330	(1,786,106)	(1,131,867)	(654,239)
0.000(d)	6 Month EURIBOR	03/18/2022	EUR	109,210	(681,135)	(780,853)	99,718
1.000(c)	6 Month LIBOR	03/18/2022	GBP	4,500	(25,062)	(21,625)	(3,437)
1.500(c)	3 Month LIBOR	03/18/2022	USD	139,160	443,615	316,211	127,404
1.500(d)	6 Month PRIBOR	03/18/2025	CZK	653,090	746,134	389,196	356,938
6 Month BUBOR(c)	1.000	03/18/2025	HUF	8,070,340	312	(486,568)	486,880
1 Month TIIE(e)	6.750	03/18/2025	MXN	336,080	132,134	(783,411)	915,545
6 Month WIBOR(c)	1.750	03/18/2025	PLN	137,260	(69,684)	(40,188)	(29,496)
3 Month JIBAR(b)	7.000	03/18/2025	ZAR	159,510	7,418	(361,507)	368,925
2.000(c)	3 Month BA	03/18/2030	CAD	4,160	50,897	16,436	34,461
6 Month LIBOR(c)	0.000	03/18/2030	CHF	8,100	75,055	172,770	(97,715)
0.250(d)	6 Month EURIBOR	03/18/2030	EUR	29,150	(67,589)	(487,341)	419,752
1.000(c)	6 Month LIBOR	03/18/2030	GBP	5,300	11,312	(27,517)	38,829
3 Month STIBOR(b)	0.750	03/18/2030	SEK	18,400	6,967	33,582	(26,615)
3 Month LIBOR(b)	1.750	03/18/2030	USD	21,650	(301,694)	(137)	(301,557)
6 Month EURIBOR(c)	0.500	03/18/2050	EUR	21,580	(897,876)	(112,542)	(785,334)
6 Month LIBOR(c)	1.000	03/18/2050	GBP	3,910	(140,503)	(56,085)	(84,418)
3 Month LIBOR(b)	2.000	03/18/2050	USD	7,430	(163,741)	(30,532)	(133,209)

TOTAL					$(11,213,649)	$(12,608,989)	$1,395,340

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2019.
(b)	Payments made quarterly
(c)	Payments made semi-annually.
(d)	Payments made annually.
(e)	Payments made monthly.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statements of Assets and Liabilities(a)

December 31, 2019

	Absolute Return Tracker Fund	Alternative Premia Fund	Commodity Strategy Fund	Managed Futures Strategy Fund
Assets:
Investments in unaffiliated issuers, at value (cost $885,027,573 $0, $71,884,379 and $0)(b)	$1,060,562,166	$—	$72,795,788	$—
Investments in affiliated issuers, at value (cost $2,337,246,531, $41,109,961, $171,409,234 and $201,860,247)	2,337,246,531	41,109,961	171,476,734	201,860,247
Investments in affiliated securities lending reinvestment vehicle, at value (cost $29,148,415, $0, $0 and $0)	29,148,415	—	—	—
Purchased Options, at value (premiums paid $0, $221,813, $37,709 and $0)	—	122,283	56,838	—
Cash	27,756,876	994,985	15,851,878	13,627,956
Foreign currencies, at value (cost $24,332,955, $2,426,821, $0 and $10,957,661)	24,845,274	2,527,904	—	11,676,461
Receivables:
Collateral on certain derivative contracts(c)	104,001,354	8,523,415	8,167,271	38,595,711
Fund shares sold	10,024,355	—	194,551	492,222
Dividends and interest	3,923,767	54,504	567,425	275,553
Reimbursement from investment adviser	194,518	43,026	47,083	—
Foreign tax reclaims	77,888	238,822	—	—
Securities lending income	11,303	—	—	—
Investments sold	58	44,733	—	—
Due from broker	—	66,697	18,123,006	—
Unrealized gain on forward foreign currency exchange contracts	781,513	167,883	—	2,231,033
Variation margin on futures	—	151,007	193,822	—
Variation margin on swaps	—	—	6,367	—
Unrealized gain on swap contracts	549,892	518,597	913	—
Other assets	86,551	46,424	33,424	20,282
Total assets	3,599,210,461	54,610,241	287,515,100	268,779,465

Liabilities:
Written options, at value (premiums received $6,898,976, $654,593, $30,526 and $0)	2,814,950	823,235	36,328	—
Unrealized loss on forward foreign currency exchange contracts	1,442,072	505,172	—	3,648,509
Variation margin on futures	1,420,381	—	—	336,108
Unrealized loss on swap contracts	1,173,400	638,447	—	—
Variation margin on swaps	311,535	2,931	—	572,266
Payables:
Payable upon return of securities loaned	29,148,415	—	—	—
Fund shares redeemed	5,417,062	122,728	617,980	2,691,376
Investments purchased	3,047,962	65,748	—	211,696
Management fees	1,599,651	29,373	98,023	193,480
Collateral on certain derivative contracts(c)	740,000	—	9,780,000	—
Distribution and Service fees and Transfer Agency fees	200,957	8,991	19,203	26,784
Accrued expenses and other liabilities	736,787	378,992	371,154	314,154
Total liabilities	48,053,172	2,575,617	10,922,688	7,994,373

Net Assets:
Paid-in capital	3,450,014,849	51,980,156	$278,839,883	260,449,351
Total distributable earnings (loss)	101,142,440	54,468	(2,247,471)	335,741
NET ASSETS	$3,551,157,289	$52,034,624	$276,592,412	$260,785,092
Net Assets:
Class A	$80,596,364	$8,046,741	$22,569,228	$7,712,467
Class C	15,760,599	4,334,653	2,271,462	3,278,528
Institutional	2,852,690,236	13,006,397	156,672,687	90,622,673
Investor	370,778,663	3,911,067	6,650,987	106,968,195
Class P	219,700,682	13,409	977,355	165,589
Class R	2,346,843	52,865	2,280,411	539,045
Class R6	9,283,902	22,669,492	85,170,282	51,498,595
Total Net Assets	$3,551,157,289	$52,034,624	$276,592,412	$260,785,092
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	8,535,228	1,009,170	2,218,582	802,296
Class C	1,814,141	590,216	236,396	359,721
Institutional	293,013,418	1,586,593	15,243,587	9,183,166
Investor	38,461,293	481,736	646,396	10,945,708
Class P	22,579,112	1,637	94,939	16,787
Class R	255,545	6,791	228,222	57,056
Class R6	954,750	2,773,164	8,269,096	5,215,665
Net asset value, offering and redemption price per share:(d)
Class A	$9.44	$7.97	$10.17	$9.61
Class C	8.69	7.34	9.61	9.11
Institutional	9.74	8.20	10.28	9.87
Investor	9.64	8.12	10.29	9.77
Class P	9.73	8.19	10.29	9.86
Class R	9.18	7.78	9.99	9.45
Class R6	9.72	8.17	10.30	9.87

(a)	Statements of Assets and Liabilities for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-AP Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having a market value of $28,670,860 for the Absolute Return Tracker Fund
(c)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Options	Swaps
Absolute Return Tracker	$—	$29,246,258	$54,642,473	$19,372,623
Alternative Premia	300,000	4,575,298	3,526,498	121,619
Commodity Strategy	—	—	—	(1,612,729)
Managed Futures Strategy	10,950,000	16,538,554	—	11,107,157

(d)	Maximum public offering price per share for Class A Shares of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds is $9.99, $8.43, $10.65 and $10.17, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statements of Operations(a)

For the Fiscal Year Ended December 31, 2019

	Absolute Return Tracker Fund	Alternative Premia Fund	Commodity Strategy Fund	Managed Futures Strategy Fund
Investment income:

Dividends — affiliated issuers (net of foreign taxes withheld of $11,587, $0, $9,787 and $43,382)	$39,930,046	$1,351,333	$4,389,551	$3,773,314

Dividends — unaffiliated issuers (net of foreign taxes withheld of $294,418, $0, $0 and $0)	22,094,638	66,624	—	—

Securities lending income — affiliated issuer	321,934	—	—	—

Interest	—	—	2,027,361	39,802

Total investment income	62,346,618	1,417,957	6,416,912	3,813,116

Expenses:

Management fees	19,603,520	675,626	1,851,372	2,674,694

Transfer Agency fees(b)	1,746,874	58,551	155,622	255,799

Custody, accounting and administrative services	537,047	143,829	160,990	117,929

Distribution and Service fees(b)	388,357	85,029	100,331	57,789

Printing and mailing costs	356,118	42,255	138,197	81,664

Registration fees	235,631	100,480	112,924	117,010

Professional fees	148,906	230,888	151,436	150,276

Shareholder meeting expense	114,393	7,270	61,968	21,473

Trustee fees	20,779	15,965	16,334	16,225

Other	72,845	17,383	22,325	20,747

Total expenses	23,224,470	1,377,276	2,771,499	3,513,606

Less — expense reductions	(4,437,742)	(665,276)	(1,036,631)	(569,567)

Net expenses	18,786,728	712,000	1,734,868	2,944,039

NET INVESTMENT INCOME	43,559,890	705,957	4,682,044	869,077

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	692,889	—	614,504	—

Investments — affiliated issuers	—	—	16,969	—

Futures contracts	24,842,907	170,873	(4,552,340)	(14,451,713)

Purchased options	—	(1,592,304)	(12,174)	—

Swap contracts	4,011,744	(2,395,584)	43,139,157	23,662,400

Forward foreign currency exchange contracts	(2,050,787)	2,326,422	—	473,420

Foreign currency transactions	2,406,627	282,233	—	(1,655,944)

Written options	21,705,980	1,493,720	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	207,605,823	—	2,434,617	—

Investments — affiliated issuers	—	—	60,000	—

Futures contracts	(12,674,224)	406,777	2,317,190	(1,140,927)

Purchased options	—	(219,591)	19,129	—

Swap contracts	10,147,432	(164,014)	27,412	(2,641,600)

Forward foreign currency exchange contracts	157,907	41,128	—	(1,727,931)

Foreign currency translation	(138,123)	19,263	—	(401,378)

Written options	8,066,655	458,399	(5,802)	—

Net realized and unrealized gain	264,774,830	827,322	44,058,662	2,116,327

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$308,334,720	$1,533,279	$48,740,706	$2,985,404

(a)	Statements of Operations for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-AP Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Absolute Return Tracker	$198,108	$178,946	$11,303	$138,615	$31,377	$974,240	$539,426	$57,118	$3,950	$2,148
Alternative Premia	21,072	63,486	471	14,764	11,168	5,541	14,031	4	166	12,877
Commodity Strategy	63,258	25,464	11,609	32,894	3,311	79,763	12,191	870	3,018	23,575
Managed Futures Strategy	22,602	32,319	2,868	15,812	5,646	29,795	187,962	99	1,004	15,481

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statements of Changes in Net Assets(a)

	Absolute Return Tracker Fund		Alternative Premia Fund
	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018
From operations:

Net investment income	$43,559,890	$25,409,863	$705,957	$664,878

Net realized gain (loss)	51,609,360	(12,106,374)	285,360	(8,127,438)

Net change in unrealized gain (loss)	213,165,470	(96,453,469)	541,962	(749,479)

Net increase (decrease) in net assets resulting from operations	308,334,720	(83,149,980)	1,533,279	(8,212,039)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(2,592,132)	(1,511,937)	—	(478,739)

Class C Shares	(428,576)	(365,221)	—	(503,059)

Institutional Shares	(100,628,198)	(57,165,461)	—	(601,357)

Investor Shares	(12,740,193)	(6,496,428)	—	(488,889)

Class P Shares(b)	(7,529,973)	(4,257,351)	—	(685)

Class R Shares	(75,925)	(44,609)	—	(677)
Class R6 Shares	(316,963)	(164,520)	—	(2,753,859)
Total distributions to shareholders	(124,311,960)	(70,005,527)	—	(4,827,265)

From share transactions:

Proceeds from sales of shares	1,849,950,371	2,260,230,175	13,706,994	151,588,154

Reinvestment of distributions	97,133,671	54,104,738	—	4,797,057

Cost of shares redeemed	(1,209,080,827)	(1,206,677,070)	(73,158,871)	(189,468,347)

Net increase (decrease) in net assets resulting from share transactions	738,003,215	1,107,657,843	(59,451,877)	(33,083,136)

TOTAL INCREASE (DECREASE)	922,025,975	954,502,336	(57,918,598)	(46,122,440)

Net Assets:
Beginning of year	2,629,131,314	1,674,628,978	109,953,222	156,075,662

End of year	$3,551,157,289	$2,629,131,314	$52,034,624	$109,953,222

(a)	Statements of Changes in Net Assets for the Absolute Return Tracker and Alternative Premia Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd. and Cayman Commodity-AP, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on April 17, 2018.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statements of Changes in Net Assets(a) (continued)

	Commodity Strategy Fund		Managed Futures Strategy Fund
	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018
From operations:

Net investment income	$4,682,044	$4,659,489	$869,077	$293,847

Net realized gain (loss)	39,206,116	(60,883,660)	8,028,163	(2,406,572)

Net change in unrealized gain (loss)	4,852,546	(2,958,090)	(5,911,836)	(4,658,647)

Net increase (decrease) in net assets resulting from operations	48,740,706	(59,182,261)	2,985,404	(6,771,372)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(372,743)	(304,997)	(577,586)	(11,658)

Class C Shares	(36,445)	(5,522)	(208,212)	(5,457)

Institutional Shares	(2,728,661)	(3,852,136)	(6,209,376)	(120,745)

Investor Shares	(113,406)	(103,250)	(7,186,902)	(159,539)

Class P Shares(b)	(20,023)	(66,814)	(14,535)	(662)

Class R Shares	(36,299)	(17,262)	(34,183)	(935)

Class R6 Shares(c)	(1,410,398)	(15,225)	(3,422,044)	(83,342)

Return of capital

Class A Shares	(1,847,277)	—	—	—

Class C Shares	(180,615)	—	—	—

Institutional Shares	(13,522,982)	—	—	—

Investor Shares	(562,030)	—	—	—

Class P Shares(b)	(99,232)	—	—	—

Class R Shares	(179,895)	—	—	—
Class R6 Shares(c)	(6,989,799)	—	—	—
Total distributions to shareholders	(28,099,805)	(4,365,206)	(17,652,838)	(382,338)

From share transactions:

Proceeds from sales of shares	182,252,232	199,564,222	144,777,817	184,855,172

Reinvestment of distributions	23,551,880	3,162,715	17,638,961	381,904

Cost of shares redeemed	(250,768,783)	(214,478,490)	(139,347,729)	(207,886,873)

Net increase (decrease) in net assets resulting from share transactions	(44,964,671)	(11,751,553)	23,069,049	(22,649,797)

TOTAL INCREASE (DECREASE)	(24,323,770)	(75,299,020)	8,401,615	(29,803,507)

Net Assets:
Beginning of year	300,916,182	376,215,202	252,383,477	282,186,984

End of year	$276,592,412	$300,916,182	$260,785,092	$252,383,477

(a)	Statements of Changes in Net Assets for the Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on April 17, 2018.
(c)	Commenced operations on April 30, 2018 for Managed Futures Strategy Fund.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Class A Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.84	$9.31	$9.02	$8.67	$9.01

Net investment income (loss)(a)	0.10	0.07	— (b)	(0.04)	(0.07)

Net realized and unrealized gain (loss)	0.81	(0.33)	0.62	0.43	(0.15)

Total from investment operations	0.91	(0.26)	0.62	0.39	(0.22)

Distributions to shareholders from net investment income	(0.09)	(0.07)	—	—	(0.02)

Distributions to shareholders from net realized gains	(0.22)	(0.14)	(0.33)	(0.04)	(0.10)

Total distributions	(0.31)	(0.21)	(0.33)	(0.04)	(0.12)

Net asset value, end of year	$9.44	$8.84	$9.31	$9.02	$8.67

Total return(c)	10.36%	(2.80)%	6.93%	4.45%	(2.45)%

Net assets, end of year (in 000s)	$80,596	$65,635	$52,427	$38,886	$45,207

Ratio of net expenses to average net assets	0.97%	1.00%	1.03%	1.03%	1.04%

Ratio of total expenses to average net assets	1.11%	1.26%	1.61%	1.66%	1.60%

Ratio of net investment income (loss) to average net assets	1.08%	0.73%	(0.04)%	(0.43)%	(0.74)%

Portfolio turnover rate(d)	127%	137%	76%	130%	213%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Class C Shares
	Year Ended December 31,
	2019	2018		2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.14	$8.61		$8.43	$8.17	$8.54

Net investment income (loss)(a)	0.03	—	(b)	(0.07)	(0.10)	(0.13)

Net realized and unrealized gain (loss)	0.75	(0.31)		0.58	0.40	(0.14)

Total from investment operations	0.78	(0.31)		0.51	0.30	(0.27)

Distributions to shareholders from net investment income	(0.01)	(0.02)		—	—	—

Distributions to shareholders from net realized gains	(0.22)	(0.14)		(0.33)	(0.04)	(0.10)

Total distributions	(0.23)	(0.16)		(0.33)	(0.04)	(0.10)

Net asset value, end of year	$8.69	$8.14		$8.61	$8.43	$8.17

Total return(c)	9.69%	(3.60)%		6.10%	3.62%	(3.20)%

Net assets, end of year (in 000s)	$15,761	$18,985		$13,718	$13,490	$18,329

Ratio of net expenses to average net assets	1.72%	1.75%		1.78%	1.78%	1.79%

Ratio of total expenses to average net assets	1.86%	2.00%		2.36%	2.41%	2.35%

Ratio of net investment income (loss) to average net assets	0.34%	—	%(d)	(0.81)%	(1.18)%	(1.51)%

Portfolio turnover rate(e)	127%	137%		76%	130%	213%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Amount is less than 0.005%.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.10	$9.58	$9.23	$8.86	$9.22

Net investment income (loss)(a)	0.14	0.11	0.03	— (b)	(0.03)

Net realized and unrealized gain (loss)	0.85	(0.35)	0.65	0.43	(0.17)

Total from investment operations	0.99	(0.24)	0.68	0.43	(0.20)

Distributions to shareholders from net investment income	(0.13)	(0.10)	— (b)	(0.02)	(0.06)

Distributions to shareholders from net realized gains	(0.22)	(0.14)	(0.33)	(0.04)	(0.10)

Total distributions	(0.35)	(0.24)	(0.33)	(0.06)	(0.16)

Net asset value, end of year	$9.74	$9.10	$9.58	$9.23	$8.86

Total return(c)	10.91%	(2.47)%	7.46%	4.82%	(2.18)%

Net assets, end of year (in 000s)	$2,852,690	$2,129,116	$1,510,457	$970,838	$1,111,353

Ratio of net expenses to average net assets	0.59%	0.61%	0.64%	0.62%	0.64%

Ratio of total expenses to average net assets	0.73%	0.88%	1.21%	1.24%	1.20%

Ratio of net investment income (loss) to average net assets	1.46%	1.13%	0.36%	(0.02)%	(0.36)%

Portfolio turnover rate(d)	127%	137%	76%	130%	213%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Investor Shares(a)
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.02	$9.50	$9.17	$8.80	$9.15

Net investment income (loss)(b)	0.13	0.10	0.03	(0.01)	(0.04)

Net realized and unrealized gain (loss)	0.83	(0.35)	0.63	0.43	(0.16)

Total from investment operations	0.96	(0.25)	0.66	0.42	(0.20)

Distributions to shareholders from net investment income	(0.12)	(0.09)	—	(0.01)	(0.05)

Distributions to shareholders from net realized gains	(0.22)	(0.14)	(0.33)	(0.04)	(0.10)

Total distributions	(0.34)	(0.23)	(0.33)	(0.05)	(0.15)

Net asset value, end of year	$9.64	$9.02	$9.50	$9.17	$8.80

Total return(c)	10.66%	(2.58)%	7.25%	4.75%	(2.23)%

Net assets, end of year (in 000s)	$370,779	$254,436	$93,650	$13,245	$6,755

Ratio of net expenses to average net assets	0.72%	0.75%	0.78%	0.78%	0.79%

Ratio of total expenses to average net assets	0.87%	0.98%	1.35%	1.42%	1.35%

Ratio of net investment income (loss) to average net assets	1.33%	1.08%	0.28%	(0.13)%	(0.49)%

Portfolio turnover rate(d)	127%	137%	76%	130%	213%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Class P Shares
	Year Ended December 31, 2019	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$9.09	$9.64

Net investment income(a)	0.14	0.10

Net realized and unrealized gain (loss)	0.85	(0.41)

Total from investment operations	0.99	(0.31)

Distributions to shareholders from net investment income	(0.13)	(0.10)

Distributions to shareholders from net realized gains	(0.22)	(0.14)

Total distributions	(0.35)	(0.24)

Net asset value, end of period	$9.73	$9.09

Total return(b)	10.93%	(3.17)%

Net assets, end of period (in 000s)	$219,701	$152,975

Ratio of net expenses to average net assets	0.58%	0.59	%(c)

Ratio of total expenses to average net assets	0.72%	0.74	%(c)

Ratio of net investment income to average net assets	1.48%	1.41	%(c)

Portfolio turnover rate(d)	127%	137%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Class R Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.61	$9.08	$8.82	$8.50	$8.85

Net investment income (loss)(a)	0.08	0.04	(0.03)	(0.06)	(0.09)

Net realized and unrealized gain (loss)	0.78	(0.33)	0.62	0.42	(0.15)

Total from investment operations	0.86	(0.29)	0.59	0.36	(0.24)

Distributions to shareholders from net investment income	(0.07)	(0.04)	—	—	(0.01)

Distributions to shareholders from net realized gains	(0.22)	(0.14)	(0.33)	(0.04)	(0.10)

Total distributions	(0.29)	(0.18)	(0.33)	(0.04)	(0.11)

Net asset value, end of year	$9.18	$8.61	$9.08	$8.82	$8.50

Total return(b)	10.06%	(3.13)%	6.74%	4.19%	(2.71)%

Net assets, end of year (in 000s)	$2,347	$1,954	$2,150	$2,197	$2,019

Ratio of net expenses to average net assets	1.22%	1.25%	1.28%	1.28%	1.29%

Ratio of total expenses to average net assets	1.37%	1.53%	1.86%	1.91%	1.85%

Ratio of net investment income (loss) to average net assets	0.83%	0.45%	(0.31)%	(0.66)%	(0.97)%

Portfolio turnover rate(c)	127%	137%	76%	130%	213%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Class R6 Shares
	Year Ended December 31,				July 31, 2015* to December 31, 2015
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.09	$9.57	$9.23	$8.86	$9.30

Net investment income (loss)(a)	0.14	0.12	0.04	— (b)	(0.01)

Net realized and unrealized gain (loss)	0.84	(0.36)	0.63	0.43	(0.26)

Total from investment operations	0.98	(0.24)	0.67	0.43	(0.27)

Distributions to shareholders from net investment income	(0.13)	(0.10)	— (b)	(0.02)	(0.07)

Distributions to shareholders from net realized gains	(0.22)	(0.14)	(0.33)	(0.04)	(0.10)

Total distributions	(0.35)	(0.24)	(0.33)	(0.06)	(0.17)

Net asset value, end of period	$9.72	$9.09	$9.57	$9.23	$8.86

Total return(c)	10.82%	(2.46)%	7.36%	4.85%	(2.98)%

Net assets, end of period (in 000s)	$9,284	$6,030	$2,226	$27	$10

Ratio of net expenses to average net assets	0.58%	0.60%	0.62%	0.64%	0.64	%(d)

Ratio of total expenses to average net assets	0.72%	0.84%	1.19%	1.24%	1.21	%(d)

Ratio of net investment income (loss) to average net assets	1.47%	1.20%	0.39%	0.01%	(0.22	)%(d)

Portfolio turnover rate(e)	127%	137%	76%	130%	213%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Class A Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$7.92	$8.91	$10.01	$9.45	$10.49

Net investment income (loss)(a)	0.05	0.03	(0.01)	(0.01)	(0.04)

Net realized and unrealized gain (loss)	— (b)	(0.58)	1.40	0.57	(0.71)

Total from investment operations	0.05	(0.55)	1.39	0.56	(0.75)

Distributions to shareholders from net investment income	—	—	(0.17)	—	(0.01)

Distributions to shareholders from net realized gains	—	(0.44)	(2.32)	—	(0.28)

Total distributions	—	(0.44)	(2.49)	—	(0.29)

Net asset value, end of year	$7.97	$7.92	$8.91	$10.01	$9.45

Total return(c)	0.63%	(6.18)%	14.17%	5.91%	(7.17)%

Net assets, end of year (in 000s)	$8,047	$9,166	$13,886	$27,566	$43,167

Ratio of net expenses to average net assets	1.13%	1.13%	1.12%	1.15%	1.13%

Ratio of total expenses to average net assets	1.95%	1.64%	1.51%	1.45%	1.43%

Ratio of net investment income (loss) to average net assets	0.60%	0.34%	(0.10)%	(0.13)%	(0.39)%

Portfolio turnover rate(d)	—%	—%	349%	272%	241%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Class C Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$7.35	$8.36	$9.55	$9.08	$10.15

Net investment loss(a)	(0.01)	(0.03)	(0.08)	(0.08)	(0.11)

Net realized and unrealized gain (loss)	— (b)	(0.54)	1.32	0.55	(0.68)

Total from investment operations	(0.01)	(0.57)	1.24	0.47	(0.79)

Distributions to shareholders from net investment income	—	—	(0.11)	—	—

Distributions to shareholders from net realized gains	—	(0.44)	(2.32)	—	(0.28)

Total distributions	—	(0.44)	(2.43)	—	(0.28)

Net asset value, end of year	$7.34	$7.35	$8.36	$9.55	$9.08

Total return(c)	(0.14)%	(6.93)%	13.37%	5.16%	(7.82)%

Net assets, end of year (in 000s)	$4,335	$8,547	$15,239	$20,123	$27,914

Ratio of net expenses to average net assets	1.89%	1.88%	1.87%	1.90%	1.88%

Ratio of total expenses to average net assets	2.67%	2.39%	2.27%	2.20%	2.18%

Ratio of net investment loss to average net assets	(0.11)%	(0.41)%	(0.84)%	(0.88)%	(1.14)%

Portfolio turnover rate(d)	—%	—%	349%	272%	241%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.11	$9.07	$10.15	$9.54	$10.61

Net investment income(a)	0.08	0.05	0.04	0.03	—	(b)

Net realized and unrealized gain (loss)	0.01	(0.57)	1.41	0.58	(0.72)

Total from investment operations	0.09	(0.52)	1.45	0.61	(0.72)

Distributions to shareholders from net investment income	—	—	(0.21)	—	(0.07)

Distributions to shareholders from net realized gains	—	(0.44)	(2.32)	—	(0.28)

Total distributions	—	(0.44)	(2.53)	—	(0.35)

Net asset value, end of year	$8.20	$8.11	$9.07	$10.15	$9.54

Total return(c)	1.11%	(5.74)%	14.59%	6.38%	(6.84)%

Net assets, end of year (in 000s)	$13,006	$32,924	$114,953	$468,924	$510,789

Ratio of net expenses to average net assets	0.77%	0.73%	0.73%	0.75%	0.73%

Ratio of total expenses to average net assets	1.51%	1.27%	1.09%	1.05%	1.03%

Ratio of net investment income to average net assets	1.02%	0.52%	0.36%	0.27%	—	%(d)

Portfolio turnover rate(e)	—%	—%	349%	272%	241%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Amount is less than 0.005%.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Investor Shares(a)
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.04	$9.02	$10.11	$9.52	$10.57

Net investment income (loss)(b)	0.07	0.05	0.02	0.01	(0.01)

Net realized and unrealized gain (loss)	0.01	(0.59)	1.41	0.58	(0.72)

Total from investment operations	0.08	(0.54)	1.43	0.59	(0.73)

Distributions to shareholders from net investment income	—	—	(0.20)	—	(0.04)

Distributions to shareholders from net realized gains	—	(0.44)	(2.32)	—	(0.28)

Total distributions	—	(0.44)	(2.52)	—	(0.32)

Net asset value, end of year	$8.12	$8.04	$9.02	$10.11	$9.52

Total return(c)	1.00%	(5.99)%	14.47%	6.18%	(6.90)%

Net assets, end of year (in 000s)	$3,911	$9,092	$8,910	$5,733	$9,933

Ratio of net expenses to average net assets	0.88%	0.88%	0.86%	0.90%	0.88%

Ratio of total expenses to average net assets	1.66%	1.39%	1.28%	1.20%	1.18%

Ratio of net investment income (loss) to average net assets	0.91%	0.61%	0.20%	0.10%	(0.14)%

Portfolio turnover rate(d)	—%	—%	349%	272%	241%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Alternative Premia Fund
	Class P Shares
	Year Ended December 31, 2019	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$8.10	$8.85

Net investment income(a)	0.08	0.05

Net realized and unrealized gain (loss)	0.01	(0.36)

Total from investment operations	0.09	(0.31)

Distributions to shareholders from net realized gains	—	(0.44)

Net asset value, end of period	$8.19	$8.10

Total return(b)	1.11%	(3.51)%

Net assets, end of period (in 000s)	$13	$13

Ratio of net expenses to average net assets	0.74%	0.77	%(c)

Ratio of total expenses to average net assets	1.56%	1.36	%(c)

Ratio of net investment income to average net assets	0.99%	0.83	%(c)

Portfolio turnover rate(d)	—%	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Class R Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$7.75	$8.75	$9.89	$9.36	$10.40

Net investment income (loss)(a)	0.03	0.01	(0.03)	(0.04)	(0.05)

Net realized and unrealized gain (loss)	— (b)	(0.57)	1.37	0.57	(0.71)

Total from investment operations	0.03	(0.56)	1.34	0.53	(0.76)

Distributions to shareholders from net investment income	—	—	(0.16)	—	—

Distributions to shareholders from net realized gains	—	(0.44)	(2.32)	—	(0.28)

Total distributions	—	(0.44)	(2.48)	—	(0.28)

Net asset value, end of year	$7.78	$7.75	$8.75	$9.89	$9.36

Total return(C)	0.39%	(6.40)%	13.89%	5.65%	(7.35)%

Net assets, end of year (in 000s)	$53	$13	$13	$12	$11

Ratio of net expenses to average net assets	1.36%	1.38%	1.36%	1.40%	1.33%

Ratio of total expenses to average net assets	2.16%	1.88%	1.77%	1.71%	1.65%

Ratio of net investment income (loss) to average net assets	0.42%	0.11%	(0.33)%	(0.39)%	(0.49)%

Portfolio turnover rate(d)	—%	—%	349%	272%	241%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Alternative Premia Fund
	Class R6 Shares
	Year Ended December 31,				July 31, 2015* to December 31, 2015
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$8.09	$9.05	$10.15	$9.54	$10.46

Net investment income (loss)(a)	0.09	0.07	0.02	0.02	(0.01)

Net realized and unrealized gain (loss)	(0.01)	(0.59)	1.42	0.59	(0.56)

Total from investment operations	0.08	(0.52)	1.44	0.61	(0.57)

Distributions to shareholders from net investment income	—	—	(0.22)	—	(0.07)

Distributions to shareholders from net realized gains	—	(0.44)	(2.32)	—	(0.28)

Total distributions	—	(0.44)	(2.54)	—	(0.35)

Net asset value, end of period	$8.17	$8.09	$9.05	$10.15	$9.54

Total return(b)	0.99%	(5.75)%	14.48%	6.38%	(5.48)%

Net assets, end of period (in 000s)	$22,670	$50,199	$3,074	$10	$9

Ratio of net expenses to average net assets	0.74%	0.72%	0.72%	0.77%	0.77	%(c)

Ratio of total expenses to average net assets	1.52%	1.24%	1.27%	1.02%	0.97	%(c)

Ratio of net investment income (loss) to average net assets	1.05%	0.82%	0.22%	0.24%	(0.21	)%(c)

Portfolio turnover rate(d)	—%	—%	349%	272%	241%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Class A Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.66	$11.49	$11.68	$10.49	$15.58

Net investment income (loss)(a)	0.14	0.10	0.02	0.02	(0.03)

Net realized and unrealized gain (loss)	1.44	(1.84)	0.43	1.23	(5.04)

Total from investment operations	1.58	(1.74)	0.45	1.25	(5.07)

Distributions to shareholders from net investment income	(0.18)	(0.09)	(0.52)	(0.06)	(0.02)

Distributions to shareholders from return of capital	(0.89)	—	(0.12)	—	—

Total distributions	(1.07)	(0.09)	(0.64)	(0.06)	(0.02)

Net asset value, end of year	$10.17	$9.66	$11.49	$11.68	$10.49

Total return(b)	16.31%	(15.17)%	3.95%	11.91%	(32.43)%

Net assets, end of year (in 000s)	$22,569	$25,351	$46,809	$60,944	$58,901

Ratio of net expenses to average net assets	0.84%	0.84%	0.86%	0.90%	0.85%

Ratio of total expenses to average net assets	1.09%	1.01%	1.01%	1.07%	0.97%

Ratio of net investment income (loss) to average net assets	1.34%	0.88%	0.16%	0.19%	(0.21)%

Portfolio turnover rate(c)	52%	46%	89%	145%	506%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Class C Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.17	$10.92	$11.15	$10.04	$14.99

Net investment income (loss)(a)	0.08	0.02	(0.07)	(0.06)	(0.13)

Net realized and unrealized gain (loss)	1.35	(1.75)	0.42	1.17	(4.82)

Total from investment operations	1.43	(1.73)	0.35	1.11	(4.95)

Distributions to shareholders from net investment income	(0.17)	(0.02)	(0.46)	—	—

Distributions to shareholders from return of capital	(0.82)	—	(0.12)	—	—

Total distributions	(0.99)	(0.02)	(0.58)	—	—

Net asset value, end of year	$9.61	$9.17	$10.92	$11.15	$10.04

Total return(b)	15.54%	(15.84)%	3.16%	11.02%	(32.95)%

Net assets, end of year (in 000s)	$2,271	$2,472	$2,949	$3,858	$4,578

Ratio of net expenses to average net assets	1.59%	1.59%	1.61%	1.65%	1.60%

Ratio of total expenses to average net assets	1.84%	1.76%	1.76%	1.82%	1.72%

Ratio of net investment income (loss) to average net assets	0.81%	0.14%	(0.68)%	(0.56)%	(0.97)%

Portfolio turnover rate(c)	52%	46%	89%	145%	506%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.74	$11.61	$11.80	$10.59	$15.72

Net investment income(a)	0.09	0.15	0.09	0.06	0.02

Net realized and unrealized gain (loss)	1.56	(1.88)	0.40	1.25	(5.10)

Total from investment operations	1.65	(1.73)	0.49	1.31	(5.08)

Distributions to shareholders from net investment income	(0.19)	(0.14)	(0.56)	(0.10)	(0.05)

Distributions to shareholders from return of capital	(0.92)	—	(0.12)	—	—

Total distributions	(1.11)	(0.14)	(0.68)	(0.10)	(0.05)

Net asset value, end of year	$10.28	$9.74	$11.61	$11.80	$10.59

Total return(b)	16.77%	(14.89)%	4.28%	12.32%	(32.38)%

Net assets, end of year (in 000s)	$156,673	$259,239	$314,888	$326,270	$544,699

Ratio of net expenses to average net assets	0.50%	0.50%	0.52%	0.56%	0.51%

Ratio of total expenses to average net assets	0.74%	0.66%	0.66%	0.72%	0.63%

Ratio of net investment income to average net assets	0.81%	1.23%	0.78%	0.53%	0.12%

Portfolio turnover rate(c)	52%	46%	89%	145%	506%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Investor Shares(a)
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.75	$11.61	$11.81	$10.60	$15.74

Net investment income (loss)(b)	(0.04)	0.14	(0.02)	0.05	— (c)

Net realized and unrealized gain (loss)	1.68	(1.87)	0.49	1.25	(5.08)

Total from investment operations	1.64	(1.73)	0.47	1.30	(5.08)

Distributions to shareholders from net investment income	(0.18)	(0.13)	(0.55)	(0.09)	(0.06)

Distributions to shareholders from return of capital	(0.92)	—	(0.12)	—	—

Total distributions	(1.10)	(0.13)	(0.67)	(0.09)	(0.06)

Net asset value, end of year	$10.29	$9.75	$11.61	$11.81	$10.60

Total return(d)	16.73%	(14.97)%	4.08%	12.21%	(32.15)%

Net assets, end of year (in 000s)	$6,651	$8,272	$8,586	$5,265	$6,699

Ratio of net expenses to average net assets	0.59%	0.59%	0.61%	0.65%	0.60%

Ratio of total expenses to average net assets	0.83%	0.75%	0.75%	0.82%	0.72%

Ratio of net investment income (loss) to average net assets	(0.36)%	1.15%	(0.18)%	0.44%	0.03%

Portfolio turnover rate(e)	52%	46%	89%	145%	506%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund
	Class P Shares
	Year Ended December 31, 2019	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$9.76	$12.11

Net investment income (loss)(a)	(0.25)	0.12

Net realized and unrealized gain (loss)	1.89	(2.33)

Total from investment operations	1.64	(2.21)

Distributions to shareholders from net investment income	(0.19)	(0.14)

Distributions to shareholders from return of capital	(0.92)	—

Total distributions	(1.11)	(0.14)

Net asset value, end of period	$10.29	$9.76

Total return(b)	16.73%	(18.31)%

Net assets, end of period (in 000s)	$977	$3,167

Ratio of net expenses to average net assets	0.48%	0.45	%(c)

Ratio of total expenses to average net assets	0.72%	0.65	%(c)

Ratio of net investment income (loss) to average net assets	(2.28)%	1.43	%(c)

Portfolio turnover rate(d)	52%	46%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Class R Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.50	$11.31	$11.51	$10.35	$15.38

Net investment income (loss)(a)	0.16	0.07	(0.04)	(0.01)	(0.06)

Net realized and unrealized gain (loss)	1.38	(1.81)	0.45	1.21	(4.97)

Total from investment operations	1.54	(1.74)	0.41	1.20	(5.03)

Distributions to shareholders from net investment income	(0.18)	(0.07)	(0.49)	(0.04)	— (b)

Distributions to shareholders from return of capital	(0.87)	—	(0.12)	—	—

Total distributions	(1.05)	(0.07)	(0.61)	(0.04)	— (b)

Net asset value, end of year	$9.99	$9.50	$11.31	$11.51	$10.35

Total return(c)	16.11%	(15.40)%	3.60%	11.60%	(32.88)%

Net assets, end of year (in 000s)	$2,280	$2,233	$2,892	$4,419	$1,963

Ratio of net expenses to average net assets	1.09%	1.09%	1.11%	1.14%	1.10%

Ratio of total expenses to average net assets	1.34%	1.25%	1.26%	1.34%	1.23%

Ratio of net investment income (loss) to average net assets	1.53%	0.64%	(0.40)%	(0.07)%	(0.44)%

Portfolio turnover rate(d)	52%	46%	89%	145%	506%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund
	Class R6 Shares
	Year Ended December 31,				July 31, 2015* to December 31, 2015
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.76	$11.62	$11.80	$10.60	$13.48

Net investment income (loss)(a)	0.38	0.14	(0.45)	0.06	0.02

Net realized and unrealized gain (loss)	1.27	(1.87)	0.95	1.24	(2.86)

Total from investment operations	1.65	(1.73)	0.50	1.30	(2.84)

Distributions to shareholders from net investment income	(0.19)	(0.13)	(0.56)	(0.10)	(0.04)

Distributions to shareholders from return of capital	(0.92)	—	(0.12)	—	—

Total distributions	(1.11)	(0.13)	(0.68)	(0.10)	(0.04)

Net asset value, end of period	$10.30	$9.76	$11.62	$11.80	$10.60

Total return(b)	16.87%	(14.96)%	4.29%	12.25%	(21.23)%

Net assets, end of period (in 000s)	$85,170	$182	$90	$1,907	$1,336

Ratio of net expenses to average net assets	0.49%	0.49%	0.50%	0.54%	0.51	%(c)

Ratio of total expenses to average net assets	0.75%	0.68%	0.66%	0.72%	0.64	%(c)

Ratio of net investment income (loss) to average net assets	3.52%	1.15%	(4.04)%	0.54%	0.35	%(c)

Portfolio turnover rate(d)	52%	46%	89%	145%	506%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Class A Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.03	$10.30	$10.12	$10.21	$9.67

Net investment income (loss)(a)	0.01	(0.02)	(0.10)	(0.14)	(0.16)

Net realized and unrealized gain (loss)	0.23	(0.23)	0.33	0.05	1.10

Total from investment operations	0.24	(0.25)	0.23	(0.09)	0.94

Distributions to shareholders from net investment income	(0.59)	—	—	—	(0.40)

Distributions to shareholders from net realized gains	(0.07)	(0.02)	(0.05)	—	—

Total distributions	(0.66)	(0.02)	(0.05)	—	(0.40)

Net asset value, end of year	$9.61	$10.03	$10.30	$10.12	$10.21

Total return(b)	2.28%	(2.37)%	2.29%	(0.88)%	9.69%

Net assets, end of year (in 000s)	$7,712	$8,622	$7,711	$23,174	$24,000

Ratio of net expenses to average net assets	1.49%	1.47%	1.55%	1.55%	1.56%

Ratio of total expenses to average net assets	1.64%	1.62%	1.75%	1.74%	1.84%

Ratio of net investment income (loss) to average net assets	0.06%	(0.19)%	(1.02)%	(1.33)%	(1.53)%

Portfolio turnover rate(c)	—%	—%	—%	529%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Class C Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.56	$9.88	$9.79	$9.95	$9.45

Net investment loss(a)	(0.07)	(0.09)	(0.17)	(0.21)	(0.23)

Net realized and unrealized gain (loss)	0.21	(0.21)	0.31	0.05	1.07

Total from investment operations	0.14	(0.30)	0.14	(0.16)	0.84

Distributions to shareholders from net investment income	(0.52)	—	—	—	(0.34)

Distributions to shareholders from net realized gains	(0.07)	(0.02)	(0.05)	—	—

Total distributions	(0.59)	(0.02)	(0.05)	—	(0.34)

Net asset value, end of year	$9.11	$9.56	$9.88	$9.79	$9.95

Total return(b)	1.51%	(3.08)%	1.44%	(1.60)%	8.93%

Net assets, end of year (in 000s)	$3,279	$3,281	$3,480	$4,054	$3,056

Ratio of net expenses to average net assets	2.24%	2.22%	2.29%	2.31%	2.30%

Ratio of total expenses to average net assets	2.39%	2.37%	2.48%	2.49%	2.60%

Ratio of net investment loss to average net assets	(0.69)%	(0.95)%	(1.72)%	(2.09)%	(2.28)%

Portfolio turnover rate(c)	—%	—%	—%	529%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.28	$10.52	$10.29	$10.36	$9.77

Net investment income (loss)(a)	0.04	0.02	(0.06)	(0.10)	(0.12)

Net realized and unrealized gain (loss)	0.25	(0.24)	0.34	0.04	1.12

Total from investment operations	0.29	(0.22)	0.28	(0.06)	1.00

Distributions to shareholders from net investment income	(0.63)	—	—	(0.01)	(0.41)

Distributions to shareholders from net realized gains	(0.07)	(0.02)	(0.05)	—	—

Total distributions	(0.70)	(0.02)	(0.05)	(0.01)	(0.41)

Net asset value, end of year	$9.87	$10.28	$10.52	$10.29	$10.36

Total return(b)	2.82%	(2.13)%	2.73%	(0.57)%	10.24%

Net assets, end of year (in 000s)	$90,623	$83,425	$163,971	$110,763	$87,820

Ratio of net expenses to average net assets	1.11%	1.07%	1.14%	1.16%	1.14%

Ratio of total expenses to average net assets	1.26%	1.22%	1.33%	1.34%	1.46%

Ratio of net investment income (loss) to average net assets	0.42%	0.16%	(0.54)%	(0.94)%	(1.12)%

Portfolio turnover rate(c)	—%	—%	—%	529%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Investor Shares(a)
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.19	$10.44	$10.23	$10.30	$9.73

Net investment income (loss)(b)	0.03	0.01	(0.06)	(0.11)	(0.13)

Net realized and unrealized gain (loss)	0.23	(0.24)	0.32	0.04	1.11

Total from investment operations	0.26	(0.23)	0.26	(0.07)	0.98

Distributions to shareholders from net investment income	(0.61)	—	—	—	(0.41)

Distributions to shareholders from net realized gains	(0.07)	(0.02)	(0.05)	—	—

Total distributions	(0.68)	(0.02)	(0.05)	—	(0.41)

Net asset value, end of year	$9.77	$10.19	$10.44	$10.23	$10.30

Total return(c)	2.60%	(2.24)%	2.55%	(0.68)%	10.08%

Net assets, end of year (in 000s)	$106,968	$105,393	$106,431	$20,181	$6,489

Ratio of net expenses to average net assets	1.24%	1.22%	1.26%	1.31%	1.31%

Ratio of total expenses to average net assets	1.39%	1.37%	1.45%	1.49%	1.60%

Ratio of net investment income (loss) to average net assets	0.31%	0.06%	(0.60)%	(1.09)%	(1.26)%

Portfolio turnover rate(d)	—%	—%	—%	529%	196%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class P Shares
	Year Ended December 31, 2019	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$10.28	$10.56

Net investment income(a)	0.05	0.02

Net realized and unrealized gain (loss)	0.23	(0.28)

Total from investment operations	0.28	(0.26)

Distributions to shareholders from net investment income	(0.63)	—

Distributions to shareholders from net realized gains	(0.07)	(0.02)

Total distributions	(0.70)	(0.02)

Net asset value, end of period	$9.86	$10.28

Total return(b)	2.71%	(2.50)%

Net assets, end of period (in 000s)	$166	$429

Ratio of net expenses to average net assets	1.09%	1.12	%(c)

Ratio of total expenses to average net assets	1.23%	1.27	%(c)

Ratio of net investment income to average net assets	0.49%	0.32	%(c)

Portfolio turnover rate(d)	—%	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Class R Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.87	$10.16	$10.00	$10.12	$9.59

Net investment loss(a)	(0.02)	(0.04)	(0.12)	(0.16)	(0.18)

Net realized and unrealized gain (loss)	0.23	(0.23)	0.33	0.04	1.09

Total from investment operations	0.21	(0.27)	0.21	(0.12)	0.91

Distributions to shareholders from net investment income	(0.56)	—	—	—	(0.38)

Distributions to shareholders from net realized gains	(0.07)	(0.02)	(0.05)	—	—

Total distributions	(0.63)	(0.02)	(0.05)	—	(0.38)

Net asset value, end of year	$9.45	$9.87	$10.16	$10.00	$10.12

Total return(b)	2.14%	(2.70)%	2.11%	(1.18)%	9.47%

Net assets, end of year (in 000s)	$539	$584	$595	$309	$197

Ratio of net expenses to average net assets	1.74%	1.72%	1.79%	1.81%	1.79%

Ratio of total expenses to average net assets	1.89%	1.87%	1.98%	1.99%	2.11%

Ratio of net investment loss to average net assets	(0.19)%	(0.44)%	(1.19)%	(1.59)%	(1.77)%

Portfolio turnover rate(c)	—%	—%	—%	529%	196%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class R6 Shares
	Year Ended December 31, 2019	April 30, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$10.29	$10.36

Net investment income(a)	0.05	0.02

Net realized and unrealized gain (loss)	0.23	(0.07)

Total from investment operations	0.28	(0.05)

Distributions to shareholders from net investment income	(0.63)	—

Distributions to shareholders from net realized gains	(0.07)	(0.02)

Total distributions	(0.70)	(0.02)

Net asset value, end of period	$9.87	$10.29

Total return(b)	2.72%	(0.52)%

Net assets, end of period (in 000s)	$51,499	$50,649

Ratio of net expenses to average net assets	1.09%	1.12	%(c)

Ratio of total expenses to average net assets	1.23%	1.27	%(c)

Ratio of net investment income to average net assets	0.47%	0.31	%(c)

Portfolio turnover rate(d)	—%	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements

December 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy	A, C, Institutional, Investor, P, R and R6	Diversified

Class A Shares of the Absolute Return Tracker, Alternative Premia and Managed Futures Strategy Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies

A.  Basis of Consolidation for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds — Cayman Commodity-ART, Ltd., Cayman Commodity-AP, Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, were incorporated on September 11, 2013, September 11, 2014, April 2, 2009 and June 16, 2016, respectively, and are currently wholly-owned subsidiaries of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds, respectively. The Subsidiaries act as investment vehicles for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries pursuant to subscription agreements dated as of June 20, 2014, November 17, 2014, June 17, 2009 and July 18, 2016, respectively, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

As of December 31, 2019, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets
Absolute Return Tracker	$3,551,157,289	$13,245,010	1%
Alternative Premia	52,034,990	10,207,676	20
Commodity Strategy	276,592,412	52,691,946	19
Managed Futures Strategy	260,785,092	53,077,834	20

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

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GOLDMAN SACHS ALTERNATIVE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker, Alternative Premia and Managed Futures Strategy	Annually	Annually
Commodity Strategy	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Funds are required to increase their taxable income by their share of their Subsidiary’s income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods. Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying

111

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Notes to Financial Statements (continued)

December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The

112

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral

113

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Notes to Financial Statements (continued)

December 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit default swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or

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GOLDMAN SACHS ALTERNATIVE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

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Notes to Financial Statements (continued)

December 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2019:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$855,669	$—

Asia	—	13,596,254	—

Australia and Oceania	—	200,043	—

Europe	1,883,526	67,951,034	40,987

North America	708,610,602	302,619	—

South America	—	97,118	—

Closed End Fund	—	2,941	—

Exchange Traded Funds	267,021,373	—	—

Investment Company	2,337,246,531	—	—

Securities Lending Reinvestment Vehicle	29,148,415	—	—

Total	$3,343,910,447	$83,005,678	$40,987

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$781,513	$—

Futures Contracts	4,204,242	—	—

Credit Default Swap Contracts	—	5,739,631	—

Total Return Swap Contracts	—	549,892	—

Total	$4,204,242	$7,071,036	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(1,442,072)	$—

Futures Contracts(b)	(6,653,418)	—	—

Total Return Swap Contracts(b)	—	(1,173,400)	—

Written Options Contracts	(2,814,950)	—	—

Total	$(9,468,368)	$(2,615,472)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent third party (fair value) service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ALTERNATIVE PREMIA

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$41,109,961	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$167,883	$—

Futures Contracts(a)	3,806,099	—	—

Credit Default Swap Contracts(a)	—	34,242	—

Total Return Swap Contracts(a)	—	518,597	—

Purchased Options Contracts	122,283	—	—

Total	$3,928,382	$720,722	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(505,172)	$—

Futures Contracts(a)	(2,638,609)	—	—

Total Return Swap Contracts(a)	—	(638,447)	—

Written Options Contracts	(823,235)	—	—

Total	$(3,461,844)	$(1,143,619)	$—

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Securities	$—	$7,538,733	$—

Collateralized Mortgage Obligations	—	4,691,253	—

Commercial Mortgage-Backed Securities	—	21,251,755	—

Asset-Backed Securities	—	243,115	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	39,070,932	—	—

Exchange Traded Fund	67,594,500	—	—

Investment Company	103,882,234	—	—

Total	$210,547,666	$33,724,856	$—

Derivative Type

Assets

Futures Contracts(a)	$831,629	$—	$—

Interest Rate Swap Contracts(a)	—	28,507	—

Total Return Swap Contracts(a)	—	913	—

Purchased Options Contracts	56,838	—	—

Total	$888,467	$29,420	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

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Notes to Financial Statements (continued)

December 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

COMMODITY STRATEGY (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities

Futures Contracts(a)	$(88,164)	$—	$—

Interest Rate Swap Contracts(a)	—	(2,008)	—

Written Options Contracts	(36,328)	—	—

Total	$(124,492)	$(2,008)	$—

MANAGED FUTURES STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$201,860,247	$—	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$2,231,033	$—

Futures Contracts	2,974,952	—	—

Interest Rate Swap Contracts	—	3,802,620	—

Total	$2,974,952	$6,033,653	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(3,648,509)	$—

Futures Contracts	(2,908,796)	—	—

Interest Rate Swap Contracts	—	(2,407,280)	—

Total	$(2,908,796)	$(6,055,789)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Consolidated Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the

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4. INVESTMENTS IN DERIVATIVES (continued)

effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ABSOLUTE RETURN TRACKER

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$439,901	(a)	Payable for unrealized loss on swap contracts and variation margin on futures contrats	$(523,524)	(a)
Credit	Variation margin on swap contracts	5,739,631	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	781,513		Payable for unrealized loss on forward foreign currency exchange contracts	(1,442,072)
Equity	Receivable for unrealized gain on swap contracts and variation margin on futures contracts	3,054,792	(a)	Payable for unrealized loss on swap contracts, Written options, at value and variation margin on futures contrats	(5,604,466)	(a)(b)
Interest Rate	Variation margin on futures contracts	1,259,441	(a)	Variation margin on futures contracts	(4,513,778)	(a)
Total		$11,275,278			$(12,083,840)

ALTERNATIVE PREMIA

Risk	Consolidated Statements of Assets and Liabilities	Assets(a)		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$2,680,941		Variation margin on futures contracts	$(2,110,182)	(a)
Credit	Variation margin on swap contracts	34,242		—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts and variation margin on futures contracts	690,597		Payable for unrealized loss on forward foreign currency exchange contracts and variation margin on futures contracts	(638,336)	(a)
Equity	Receivable for unrealized gain on swap contracts, Purchased options at value and variation margin on futures contracts	918,754		Payable for unrealized loss on swap contracts, Written options at value and variation margin on futures contracts	(1,477,771)	(a)(b)
Interest Rate	Variation margin on futures contracts	324,570		Variation margin on futures contracts	(379,174)	(a)
Total		$4,649,104			$(4,605,463)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only the variation margin as of December 31, 2019 is reported within the Consolidated Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $1,173,400 and $638,447 for the Absolute Return Tracker and Alternative Premia Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

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Notes to Financial Statements (continued)

December 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

COMMODITY STRATEGY

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts	913		—	$—
Interest Rate	Purchased options at value, variation margin on futures contracts and swap contracts	916,974	(a)	Written options at value, variation margin on futures contracts and swap contracts	(126,500)	(a)
Total		$917,887			$(126,500)

MANAGED FUTURES STRATEGY

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$1,353,054	(a)	Variation margin on futures contracts	$(1,419,699)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,231,033		Payable for unrealized loss on forward foreign currency exchange contracts	(3,648,509)
Equity	Variation margin on futures contracts	1,621,898	(a)	Variation margin on futures contracts	(1,489,097)	(a)
Interest Rate	Variation margin on swap contracts	3,802,620	(a)	Variation margin on swap contracts	(2,407,280)	(a)
Total		$9,008,605			$(8,964,585)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only the variation margin as of December 31, 2019 is reported within the Consolidated Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These

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4. INVESTMENTS IN DERIVATIVES (continued)

gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statements of Operations:

ABSOLUTE RETURN TRACKER
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$508,177	$(829,652)	431
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	6,446,253	10,522,756	4
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(2,050,787)	157,907	24
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	6,207,415	5,924,632	7,443
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	37,398,786	(10,077,873)	7,109
Total		$48,509,844	$5,697,770	15,011

ALTERNATIVE PREMIA
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(2,900,969)	$89,562	5,538
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	29,477	27,020	4
Currency	Net realized gain (loss) from futures contracts and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on futures contracts and forward foreign currency exchange contracts	1,940,356	649,978	540
Equity	Net realized gain (loss) from futures contracts, purchased options, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, purchased options, swap contracts and written options	(1,492,234)	317,134	2,119
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	2,426,497	(560,995)	796
Total		$3,127	$522,699	8,997

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2019.

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Notes to Financial Statements (continued)

December 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

COMMODITY STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$43,362,104	$913	4
Interest rate	Net realized gain (loss) from futures contracts, purchased options, swap contracts and written options /Net change in unrealized gain (loss) on futures contracts, purchased options, swap contracts and written options	(4,787,461)	2,357,016	396
Total		$38,574,643	$2,357,929	400

MANAGED FUTURES STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(7,341,168)	$87,189	1,652
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	473,420	(1,727,931)	181
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(6,920,867)	(1,228,116)	5,508
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on swap contracts	23,472,722	(2,641,600)	204
Total		$9,684,107	$(5,510,458)	7,545

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2019.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate

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4. INVESTMENTS IN DERIVATIVES (continued)

counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2019:

ALTERNATIVE PREMIA
	Derivative Assets(1)		Derivative Liabilities(1)		Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Swaps	Forwards	Swaps
Bank of America NA	$—	$—	$—	$(97,967)	$(97,967)	$—	$(97,967)
JPMorgan Chase Bank NA	—	518,597	—	(540,480)	(21,883)	21,883	—
Morgan Stanley Co., Inc.	167,883	—	(505,172)	—	(337,289)	300,000	(37,289)

Total	$167,883	$518,597	$(505,172)	$(638,447)	$(457,139)	$321,883	$(135,256)
(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

MANAGED FUTURES STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Forwards
Morgan Stanley Co., Inc.	$2,231,033	$(3,648,509)	$(1,417,476)	$1,417,476	$—
(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

December 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^(1)
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Absolute Return Tracker	0.70%	0.63%	0.60%	0.59%	0.53%	0.64%	0.54%
Alternative Premia	0.79	0.71	0.68	0.66	0.65	0.79	0.66
Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.41
Managed Futures Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.88
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
(1)	Reflects combined management fees paid to GSAM under the Agreement and the Funds’ Subsidiary Agreements (as defined below) after the waivers.

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2019, GSAM waived $53,316, $46,425, $249,167 and $206,085 of each Fund’s management fee for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds, respectively.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2019, GSAM waived $3,100,468, $100,824, $296,644 and $295,232 of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2019, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Absolute Return Tracker	$10,987	$—
Alternative Premia	2,015	12
Commodity Strategy	3,879	—
Managed Futures Strategy	615	—

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% (except for the Commodity Strategy Fund, which charges an annual rate of 0.13%) of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares. Except for the Commodity Strategy Fund, prior to July 1, 2019, the annual rates were as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are 0.014%, 0.114%, 0.074% and 0.254%, respectively. These Other Expense limitations will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued)

December 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Absolute Return Tracker	$3,153,784	$968,869	$315,089	$4,437,742
Alternative Premia	147,249	483,250	34,777	665,276
Commodity Strategy	545,811	364,556	126,264	1,036,631
Managed Futures Strategy	501,317	—	68,250	569,567

G.  Line of Credit Facility — As of December 31, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Investment Company
Absolute Return Tracker	$1,729,310,513	$1,506,275,343	$(898,339,325)	$2,337,246,531	2,337,246,531	$40,143,753
Alternative Premia	91,312,279	265,133,033	(315,335,351)	41,109,961	41,109,961	1,351,333
Commodity Strategy	113,968,231	530,209,585	(540,295,582)	103,882,234	103,882,234	2,790,604
Managed Futures Strategy	195,709,998	288,815,078	(282,664,829)	201,860,247	201,860,247	3,773,314

The Commodity Strategy Fund invests in the shares of the Goldman Sachs Treasury Access 0-1 Year ETF. The Goldman Sachs Treasury Access 0-1 Year ETF is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in the Goldman Sachs Treasury Access 0-1 Year ETF for the fiscal year ended December 31, 2019:

Fund	Affiliated Investment Company	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on sale of Affiliated Investment Company	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Investment Company
Commodity Strategy	Goldman Sachs Access Treasury 0-1 Year ETF	$75,037,500	$—	$(7,519,969)	$16,969	$60,000	$67,594,500	675,000	$1,598,947

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2019, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio
Alternative Premia	12%	18%	11%
Managed Futures Strategy	6	8	—

As of December 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class P	Class R
Alternative Premia	73%	24%
Managed Futures Strategy	6	—

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2019, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Absolute Return Tracker	$—	$1,285,152,691	$—	$1,217,500,509
Commodity Strategy	77,051,080	48,950	80,146,312	8,098,834

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Absolute Return Tracker Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Absolute Return Tracker Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman

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Notes to Financial Statements (continued)

December 31, 2019

7. SECURITIES LENDING (continued)

Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2019 are disclosed as “Payable upon return of securities loaned” on the Consolidated Statements of Assets and Liabilities, where applicable.

Both the Absolute Return Tracker Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2019, are reported under Investment Income on the Consolidated Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended December 31, 2019		Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2019
Fund	Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs
Absolute Return Tracker	$34,432	$45,973	$5,812,500

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019
Absolute Return Tracker	$62,495,245	$644,521,115	$(677,867,945)	$29,148,415

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Distributions paid from:
Ordinary income	$98,608,855	$—	$4,717,975	$16,281,678
Net long-term capital gains	25,703,105	—	—	1,371,160
Return of capital distribution	—	—	23,381,830	—
Total taxable distributions	$124,311,960	$—	$28,099,805	$17,652,838

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8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Distributions paid from:
Ordinary income	$58,584,898	$3,958,839	$4,365,206	$—
Net long-term capital gains	11,420,629	868,426	—	382,338
Total taxable distributions	$70,005,527	$4,827,265	$4,365,206	$382,338

As of December 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Undistributed ordinary income — net	$19,066,011	$2,426,459	$—	$—
Undistributed long-term capital gains	1,899,856	—	—	—
Total undistributed earnings	$20,965,867	$2,426,459	$—	$—
carryforwards:(1)
Perpetual Short-term	$—	$(900,249)	$(6,201,054)	$—
Perpetual Long-term	—	—	(14,072,451)	—
Total capital loss carryforwards	$—	$(900,249)	$(20,273,505)	$—
Timing differences (Post October Loss Deferral, Qualified Late year Loss Deferral and Straddle Loss Deferral)	(83,118,100)	(770,179)	(1,628,897)	(1,556,907)
Unrealized gains (losses) — net	163,294,673	(701,563)	19,654,931	1,892,648
Total accumulated gains (losses) — net	$101,142,440	$54,468	$(2,247,471)	$335,741

(1)	The Alternative Premia Fund utilized $1,304,047 of capital losses in the current fiscal year.

As of December 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Tax cost	$3,271,873,581	$41,880,198	$225,522,162	$200,978,533
Gross unrealized gain	176,017,857	—	32,461,956	1,892,648
Gross unrealized loss	(12,723,184)	(701,563)	(12,807,025)	—
Net unrealized gain (loss)	$163,294,673	$(701,563)	$19,654,931	$1,892,648

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts, and differences related to the tax treatment of swap transactions and underlying fund investments and passive foreign investment company investments.

The Absolute Return Tracker Fund reclassified $ 3,976,445 from paid in capital to distributable earnings for the year ending December 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from elimination entries related to Cayman subsidiary.

The Alternative Premia Fund reclassified $678,759 from paid in capital to distributable earnings for the year ending December 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications

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Notes to Financial Statements (continued)

December 31, 2019

8. TAX INFORMATION (continued)

have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from elimination entries related to Cayman subsidiary.

The Commodity Strategy Fund reclassified $3,022,611 from paid in capital to distributable earnings for the year ending December 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from elimination entries related to Cayman subsidiary.

The Managed Futures Strategy Fund reclassified $7,685,313 from paid in capital to distributable earnings for the year ending December 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from taxable over distributions and elimination entries related to Cayman subsidiary.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than

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9. OTHER RISKS (continued)

short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions which may occur or unexpectedly may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such PLRs to the Absolute Return Tracker, Alternative Premia and Commodity Strategy Funds. Based on such rulings, these Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. The Managed Futures Strategy Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that

131

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Notes to Financial Statements (continued)

December 31, 2019

9. OTHER RISKS (continued)

are attributable to such income inclusion, or (B) such inclusion is derived with respect to the Funds’ business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Funds have limited their investments in commodity index-linked structured notes. The Managed Futures Strategy Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the income from investments in the Subsidiary was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Funds will bear their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

The Commodity Strategy Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value of the Fund. Upon evaluation, GSAM has concluded that the change in accounting principle does not materially impact the financial statement amounts.

12. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,605,452	$52,162,020	4,798,033	$44,842,536
Reinvestment of distributions	259,217	2,450,901	160,862	1,438,177
Shares redeemed	(4,757,119)	(44,669,285)	(3,160,194)	(29,547,552)
	1,107,550	9,943,636	1,798,701	16,733,161
Class C Shares
Shares sold	346,095	2,951,402	1,258,940	10,851,182
Reinvestment of distributions	40,055	346,168	37,087	305,807
Shares redeemed	(903,197)	(7,767,979)	(557,406)	(4,790,628)
	(517,047)	(4,470,409)	738,621	6,366,361
Institutional Shares
Shares sold	156,580,571	1,514,775,620	184,753,329	1,781,048,133
Reinvestment of distributions	7,547,577	73,677,786	4,495,374	41,400,790
Shares redeemed	(105,105,601)	(1,013,092,640)	(112,906,830)	(1,081,871,140)
	59,022,547	575,360,766	76,341,873	740,577,783
Investor Shares
Shares sold	21,268,419	203,802,355	23,848,937	228,166,646
Reinvestment of distributions	1,318,485	12,740,193	711,919	6,495,957
Shares redeemed	(12,348,004)	(117,863,431)	(6,195,929)	(58,596,382)
	10,238,900	98,679,117	18,364,927	176,066,221
Class P Shares(a)
Shares sold	7,490,666	72,047,043	19,347,235	187,497,150
Reinvestment of distributions	771,722	7,529,973	462,246	4,257,351
Shares redeemed	(2,504,883)	(24,186,443)	(2,987,874)	(27,949,398)
	5,757,505	55,390,573	16,821,607	163,805,103
Class R Shares
Shares sold	66,612	602,294	154,712	1,419,367
Reinvestment of distributions	7,813	71,722	4,837	42,136
Shares redeemed	(45,897)	(416,856)	(169,474)	(1,539,910)
	28,528	257,160	(9,925)	(78,407)
Class R6 Shares
Shares sold	371,692	3,609,637	663,674	6,405,161
Reinvestment of distributions	32,501	316,928	17,884	164,520
Shares redeemed	(112,910)	(1,084,193)	(250,643)	(2,382,060)
	291,283	2,842,372	430,915	4,187,621

NET INCREASE	75,929,266	$738,003,215	114,486,719	$1,107,657,843

(a)	Commenced operations on April 17, 2018.

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Notes to Financial Statements (continued)

December 31, 2019

13. SUMMARY OF SHARE TRANSACTION (continued)

	Alternative Premia Fund

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	247,612	$1,968,071	229,026	$1,941,605
Reinvestment of distributions	—	—	59,392	471,572
Shares redeemed	(395,461)	(3,173,514)	(689,924)	(5,926,201)
	(147,849)	(1,205,443)	(401,506)	(3,513,024)
Class C Shares
Shares sold	2,818	20,853	15,951	126,701
Reinvestment of distributions	—	—	66,038	486,701
Shares redeemed	(575,193)	(4,250,877)	(741,371)	(5,923,189)
	(572,375)	(4,230,024)	(659,382)	(5,309,787)
Institutional Shares
Shares sold	889,142	7,269,447	3,379,260	27,875,999
Reinvestment of distributions	—	—	73,146	594,674
Shares redeemed	(3,360,450)	(28,213,641)	(12,067,753)	(105,872,944)
	(2,471,308)	(20,944,194)	(8,615,347)	(77,402,271)
Investor Shares
Shares sold	166,028	1,369,003	641,645	5,481,288
Reinvestment of distributions	—	—	60,656	488,889
Shares redeemed	(814,656)	(6,572,128)	(560,135)	(4,843,550)
	(648,628)	(5,203,125)	142,166	1,126,627
Class P Shares(a)
Shares sold	—	—	21,368	190,311
Reinvestment of distributions	—	—	84	685
Shares redeemed	(1)	—	(19,814)	(172,447)
	(1)	—	1,638	18,549
Class R Shares
Shares sold	24,455	196,590	—	—
Reinvestment of distributions	—	—	87	677
Shares redeemed	(19,287)	(151,141)	—	2
	5,168	45,449	87	679
Class R6 Shares
Shares sold	352,076	2,883,030	13,234,324	115,972,250
Reinvestment of distributions	—	—	339,564	2,753,859
Shares redeemed	(3,782,890)	(30,797,570)	(7,709,553)	(66,730,018)
	(3,430,814)	(27,914,540)	5,864,335	51,996,091

NET DECREASE	(7,265,807)	$(59,451,877)	(3,668,009)	$(33,083,136)

(a)	Commenced operations on April 17, 2018.

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	395,516	$4,224,635	1,251,112	$14,934,569
Reinvestment of distributions	199,147	2,049,973	24,150	260,064
Shares redeemed	(1,002,193)	(10,739,661)	(2,723,863)	(30,606,937)
	(407,530)	(4,465,053)	(1,448,601)	(15,412,304)
Class C Shares
Shares sold	22,072	223,411	89,382	1,009,327
Reinvestment of distributions	21,101	204,864	535	4,993
Shares redeemed	(76,451)	(769,695)	(90,364)	(987,027)
	(33,278)	(341,420)	(447)	27,293
Institutional Shares
Shares sold	6,409,974	68,585,294	13,852,341	162,239,296
Reinvestment of distributions	1,144,969	11,917,813	254,245	2,712,225
Shares redeemed	(18,916,513)	(203,080,035)	(14,630,034)	(166,368,584)
	(11,361,570)	(122,576,928)	(523,448)	(1,417,063)
Investor Shares
Shares sold	770,630	8,344,275	756,579	8,934,574
Reinvestment of distributions	64,498	672,140	9,842	103,250
Shares redeemed	(1,037,222)	(11,347,817)	(657,199)	(7,833,967)
	(202,094)	(2,331,402)	109,222	1,203,857
Class P Shares(a)
Shares sold	2,270	25,500	628,959	7,585,275
Reinvestment of distributions	11,330	119,255	6,042	66,814
Shares redeemed	(243,313)	(2,618,165)	(310,349)	(3,561,109)
	(229,713)	(2,473,410)	324,652	4,090,980
Class R Shares
Shares sold	50,254	530,512	111,272	1,280,888
Reinvestment of distributions	18,572	187,638	1,319	13,412
Shares redeemed	(75,632)	(794,746)	(133,213)	(1,517,725)
	(6,806)	(76,596)	(20,622)	(223,425)
Class R6 Shares
Shares sold	9,418,112	100,318,605	306,122	3,580,293
Reinvestment of distributions	805,500	8,400,197	189	1,957
Shares redeemed	(1,973,182)	(21,418,664)	(295,426)	(3,603,141)
	8,250,430	87,300,138	10,885	(20,891)

NET DECREASE	(3,990,561)	$(44,964,671)	(1,548,359)	$(11,751,553)

(a)	Commenced operations on April 17, 2018.

135

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements (continued)

December 31, 2019

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Managed Futures Strategy Fund

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	460,164	$4,723,141	439,024	$4,455,486
Reinvestment of distributions	58,957	573,968	1,147	11,538
Shares redeemed	(576,017)	(5,919,763)	(329,581)	(3,314,739)
	(56,896)	(622,654)	110,590	1,152,285
Class C Shares
Shares sold	78,637	784,815	86,827	855,715
Reinvestment of distributions	22,546	208,212	570	5,457
Shares redeemed	(84,861)	(816,337)	(96,054)	(926,503)
	16,322	176,690	(8,657)	(65,331)
Institutional Shares
Shares sold	4,785,438	52,301,820	5,266,745	54,615,537
Reinvestment of distributions	620,276	6,199,118	11,693	120,438
Shares redeemed	(4,334,655)	(43,972,438)	(12,754,668)	(131,316,188)
	1,071,059	14,528,500	(7,476,230)	(76,580,213)
Investor Shares
Shares sold	7,100,105	74,372,563	6,364,713	65,666,187
Reinvestment of distributions	726,302	7,186,901	15,625	159,532
Shares redeemed	(7,221,827)	(74,530,329)	(6,237,413)	(63,624,182)
	604,580	7,029,135	142,925	2,201,537
Class P Shares(a)
Shares sold	—	—	41,647	425,477
Reinvestment of distributions	1,456	14,535	64	662
Shares redeemed	(26,372)	(281,615)	(8)	(81)
	(24,916)	(267,080)	41,703	426,058
Class R Shares
Shares sold	7,065	71,478	5,066	50,581
Reinvestment of distributions	3,570	34,183	94	935
Shares redeemed	(12,726)	(128,907)	(4,551)	(46,180)
	(2,091)	(23,246)	609	5,336
Class R6 Shares(b)
Shares sold	1,211,459	12,524,000	5,758,231	58,786,189
Reinvestment of distributions	342,526	3,422,044	8,084	83,342
Shares redeemed	(1,260,830)	(13,698,340)	(843,805)	(8,659,000)
	293,155	2,247,704	4,922,510	50,210,531

NET INCREASE (DECREASE)	1,901,213	$23,069,049	(2,266,550)	$(22,649,797)

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

136

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Commodity Strategy Fund and Goldman Sachs Managed Futures Strategy Fund

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Commodity Strategy Fund and Goldman Sachs Managed Futures Strategy Fund and each of their subsidiaries (four of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related consolidated statements of operations for the year ended December 31, 2019, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

137

GOLDMAN SACHS ALTERNATIVE FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds will amortize their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343,365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

At the Meeting, the shareholders of the Goldman Sachs Large Cap Growth Insights Fund approved a change to the Fund’s sub-classification under the Act from “diversified” to “non-diversified”. The Trust’s shareholders voted as follows:

Proposal 2.

To approve a change to the Fund’s sub-classification under
the Investment Company Act of 1940 from “diversified” to
“non-diversified” and to eliminate a related fundamental
investment restriction.

	For	Against	Abstained	Broker Non-Votes

Large Cap Growth Insights Fund	23,785,792.632	250,521.921	196,802.993	9,592,467.322

138

GOLDMAN SACHS ALTERNATIVE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Alternative Premia Fund				Commodity Strategy Fund				Managed Futures Strategy Fund
Share Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*
Class A
Actual	$1,000	$1,030.20		$4.91	$1,000	$1,002.50		$5.55	$1,000	$1,031.50		$4.30	$1,000	$976.20		$7.32
Hypothetical 5% return	1,000	1,020.37	+	4.89	1,000	1,019.66	+	5.60	1,000	1,020.97	+	4.28	1,000	1,017.80	+	7.48
Class C
Actual	1,000	1,027.50		8.74	1,000	998.60		9.27	1,000	1,028.10		8.13	1,000	972.40		11.09
Hypothetical 5% return	1,000	1,016.59	+	8.69	1,000	1,015.93	+	9.35	1,000	1,017.19	+	8.08	1,000	1,013.96	+	11.32
Institutional
Actual	1,000	1,033.00		2.97	1,000	1,004.90		3.64	1,000	1,034.10		2.51	1,000	978.70		5.54
Hypothetical 5% return	1,000	1,022.28	+	2.96	1,000	1,021.58	+	3.67	1,000	1,022.74	+	2.50	1,000	1,017.61	+	5.65
Investor
Actual	1,000	1,032.20		3.64	1,000	1,003.70		4.19	1,000	1,033.50		2.97	1,000	977.10		6.13
Hypothetical 5% return	1,000	1,021.63	+	3.62	1,000	1,021.02	+	4.23	1,000	1,022.28	+	2.96	1,000	1,019.00	+	6.26
Class P
Actual	1,000	1,033.10		2.92	1,000	1,004.90		3.64	1,000	1,033.80		2.36	1,000	977.60		5.43
Hypothetical 5% return	1,000	1,022.33	+	2.91	1,000	1,021.58	+	3.67	1,000	1,022.89	+	2.35	1,000	1,019.71	+	5.55
Class R
Actual	1,000	1,028.90		6.19	1,000	1,000.00		6.40	1,000	1,030.90		5.63	1,000	975.00		8.61
Hypothetical 5% return	1,000	1,019.11	+	6.16	1,000	1,018.80	+	6.46	1,000	1,019.66	+	5.60	1,000	1,016.48	+	8.79
Class R6
Actual	1,000	1,032.10		2.92	1,000	1,003.70		3.54	1,000	1,034.10		2.51	1,000	977.80		5.38
Hypothetical 5% return	1,000	1,022.33	+	2.91	1,000	1,021.68	+	3.57	1,000	1,022.74	+	2.50	1,000	1,019.76	+	5.50

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Absolute Return Tracker	0.96%	1.71%	0.58%	0.71%	0.57%	1.21%	0.57%
Alternative Premia	1.10	1.84	0.72	0.83	0.72	1.27	0.70
Commodity Strategy	0.84	1.59	0.49	0.58	0.46	1.10	0.49
Managed Futures Strategy	1.47	2.23	1.11	1.23	1.09	1.73	1.08

139

GOLDMAN SACHS ALTERNATIVE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

140

GOLDMAN SACHS ALTERNATIVE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]

Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Funds’ Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

141

GOLDMAN SACHS ALTERNATIVE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Alternative Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2019, 8.11% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund qualified for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2019, 15.82% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund qualified for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Absolute Return Tracker Fund and Managed Futures Strategy Fund designate $25,703,105 and $1,371,160, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2019.

During the fiscal year ended December 31, 2019, the Absolute Return Tracker Fund and Managed Futures Strategy Fund designate $53,778,259 and $699,888, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

142

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.69 trillion in assets under supervision as of December 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[7]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
[7]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed to the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush* Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado* James A. McNamara Roy W. Templin Gregory G. Weaver *Effective as of January 23, 2020	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2020 Goldman Sachs. All rights reserved. 192298-OTU-1141277 SELSATAR-20

Goldman Sachs Funds

Annual Report	December 31, 2019

Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
U.S. Tax-Managed Equity
International Tax-Managed Equity

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Tax-Advantaged Equity Funds

∎	U.S. EQUITY DIVIDEND AND PREMIUM

∎	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

∎	U.S. TAX-MANAGED EQUITY

∎	INTERNATIONAL TAX-MANAGED EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds

Market Review

During the 12 months ended December 31, 2019 (the “Reporting Period”), the performance of the U.S. and international equity markets were influenced most by U.S. and global economic data, central bank monetary policy and geopolitical events.

U.S. Equities

The U.S. equity market rallied at the start of the Reporting Period, almost completely recovering from a sell-off at the end of 2018. After four gradual interest rate hikes in 2018, the Federal Reserve (“Fed”) cut interest rates three times in 2019 in an effort to keep the U.S. economic expansion intact amid trade uncertainties. The trade war between the U.S. and China pressured macroeconomic indicators throughout the first half of the calendar year but did little to suppress a resilient consumer, which ultimately outweighed manufacturing weakness. By the fourth quarter of 2019, U.S. stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. The U.S. added more than 200,000 jobs in November 2019, double the break-even pace of long-term job growth. These developments helped restore market confidence, while fundamentals of low core inflation, contained financial imbalance and reduced drag of a trade war fended off imminent recession risk.

The S&P 500® Index returned 31.49% during the Reporting Period overall. All 11 of its sectors posted positive absolute returns, with all 11 generating double-digit gains. Information technology, communication services and financials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, health care and materials.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed closely by mid-cap stocks, as measured by the Russell Midcap® Index, and then by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

International Equities

International equity markets rebounded in 2019, recovering from weakness experienced in 2018. International equities were primarily supported by the accommodative stance of the various central banks and by investor anticipation that a trade war and Brexit negotiations would be resolved. (Brexit is the popular term for the U.K.’s path out of the European Union.) The international equity rally saw significant valuation gains despite weak corporate earnings.

In Europe, equities witnessed their best annual performance since 2009, with the STOXX® Europe 600 Index hitting a four-year high in November 2019 and then reaching a new high in late December. During September 2019, the European Central Bank (“ECB”) restarted its quantitative easing measures. The ECB’s multi-dimensional monetary stimulus package is aimed at addressing slowing Eurozone economic growth through deposit rate cuts and the reinstitution of asset purchases. In October, the European Union and the U.K. agreed to a “flextension” of the Article 50 process until January 2020 under which the U.K. would be able to leave the European Union earlier than the deadline if a withdrawal agreement was ratified by the European and British Parliaments in time. In mid-December, the Conservative party won a comfortable majority in the U.K. Parliamentary elections, clearing the way for the U.K. Prime Minister’s Brexit deal to be ratified before the Article 50 deadline expires on January 31, 2020.

Japanese equities suffered collateral damage from the stand-off between the U.S. and China, two of Japan’s largest trade partners. Japanese equities were also sensitive to weaker global industrial demand during the Reporting Period. However, the Japanese equity market was supported by a recovering national economy, stronger capital spending and resilient domestic demand. In the second quarter of 2019, Japan’s nominal Gross Domestic Product hit a record 557.8 trillion yen. In an effort to achieve more fair and reciprocal trade, the U.S. and Japan signed a limited trade deal on agriculture and digital trade in October 2019, a deal that covers about $55 billion worth of commerce between the two economies.

For the Reporting Period overall, the MSCI EAFE Index returned 22.01% in U.S. dollar terms. All 11 sectors of the MSCI EAFE Index gained, with information technology leading the way, followed by health care and industrials. Energy, communication services and real estate were the weakest performers on the basis of total return during the Reporting Period.

1

MARKET REVIEW

From a country perspective, all equity markets in the MSCI EAFE Index posted a positive absolute return during the Reporting Period. New Zealand, Ireland and Switzerland were the strongest individual country constituents in the MSCI EAFE Index on a relative basis. Israel, Hong Kong and Finland posted positive absolute returns but most significantly lagged the MSCI EAFE Index on a relative basis during the Reporting Period.

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

2

INVESTMENT PROCESS

What Differentiates the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities, and through the use of option call writing, the Funds seek to generate an attractive after-tax cash flow.

A diversified portfolio:

∎	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

∎	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

∎	The Funds utilize index call writing to seek to enhance their cash flow.

∎

We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500® Index or MSCI EAFE Index, as applicable.

∎	A fully invested, style-consistent portfolio.

∎	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

∎	The Funds seek to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains.

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.
There is no guarantee that these objectives will be met.

3

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 24.62%, 23.72%, 25.06%, 25.00%, 25.07% and 25.09%, respectively. These returns compare to the 31.49% average annual total return of the Fund’s primary benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period. The Bloomberg Barclays U.S. Aggregate Bond Index, the secondary benchmark, returned 8.72%.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, security selection detracted from the Fund’s relative performance. Specifically, the Fund’s bias toward stocks with higher dividend yields had a negative impact on returns. Overall, the Fund was hurt by its holdings in the health care and consumer discretionary sectors and, to a lesser extent, in the energy and financials sectors. Investments in the real estate sector contributed most positively to relative results.

The sale of call options on the S&P 500® Index detracted from the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the S&P 500® Index appreciated, and thus the Fund’s call writing detracted from performance.

Call option writing has the potential to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 17.02% compared to the realized volatility of the S&P 500® Index of 18.54%. During the Reporting Period, the realized daily volatility of the Fund was 10.53% compared to the realized volatility of the S&P 500® Index of 12.47%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A

While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 2.67% compared to 1.87% for the S&P 500® Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net

4

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

PORTFOLIO RESULTS

income distributions. As of December 31, 2019, the Standardized 30-Day Subsidized Yield was 1.93% and the Standardized 30-Day Unsubsidized Yield was 1.91%.[2]

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500® Index, the Fund was hurt by its overweight positions in oil and gas exploration company Occidental Petroleum, pharmaceutical company Pfizer and retailer Macy’s. The Fund was overweight all three stocks primarily due to their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results?

A	The Fund benefited from an underweight position versus the S&P 500® Index in Berkshire Hathaway, a conglomerate holding company. Also adding to relative returns were overweight positions in Southern Company, a gas and electric utility holding company, and Lockheed Martin, an aerospace and defense company. The Fund was underweight Berkshire Hathaway largely because of its unattractive dividend yield and/or risk metrics. The overweights in Southern Company and Lockheed Martin were driven by their attractive dividend yields and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a negative impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

5

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of December 31, 2019

TOP TEN HOLDINGS AS OF 12/31/19[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	5.0%	Software & Services
Apple, Inc.	4.7	Technology Hardware & Equipment
Amazon.com, Inc.	2.9	Retailing
Exxon Mobil Corp.	1.9	Energy
JPMorgan Chase & Co.	1.8	Banks
Facebook, Inc. Class A	1.8	Media & Entertainment
AT&T, Inc.	1.7	Telecommunication Services
Johnson & Johnson	1.6	Pharmaceuticals, Biotechnology & Life Sciences

Pfizer, Inc.	1.6	Pharmaceuticals, Biotechnology & Life Sciences

Home Depot, Inc. (The)	1.5	Retailing

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2019

The following graph shows the value as of December 31, 2019, of a $1,000,000 investment made on January 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity Dividend and Premium Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	24.62%	8.98%	10.91%	—
Including sales charges	17.74%	7.76%	10.29%	—

Class C
Excluding contingent deferred sales charges	23.72%	8.16%	10.09%	—
Including contingent deferred sales charges	22.43%	8.16%	10.09%	—

Institutional	25.06%	9.41%	11.35%	—

Investor (Commenced August 31, 2010)	25.00%	9.25%	N/A	12.24%

Class P (Commenced April 17, 2018)	25.07%	N/A	N/A	9.43%

Class R6 (Commenced April 30, 2018)	25.09%	N/A	N/A	11.01%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

7

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 14.42%, 13.54%, 14.82%, 14.71%, 14.83% and 14.85%, respectively. These returns compare to the 22.01% average annual total return of the Fund’s primary benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (“MSCI EAFE Index”). The Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Unhedged), the secondary benchmark, returned 8.22%.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund was hurt by security selection during the Reporting Period, as the Fund’s bias toward stocks with higher dividend yields detracted from performance. Investments in the financials sector diminished relative returns the most, followed at a distance by holdings in the communication services, utilities and energy sectors. The Fund benefited from selection in the materials, industrials and consumer staples sectors.

The sale of call options on the MSCI EAFE Index detracted from the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. While the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the MSCI EAFE Index appreciated, and thus the Fund’s call writing detracted from performance.

Call option writing has the potential to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 17.80% compared to the realized volatility of the MSCI EAFE Index of 18.55%. During the Reporting Period, the realized daily volatility of the Fund was 8.74% compared to the realized volatility of the MSCI EAFE Index of 8.94%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 4.62% compared to 3.28% for the MSCI EAFE Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of December 31, 2019, the

[1]The	realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

8

PORTFOLIO RESULTS

Standardized 30-Day Subsidized Yield was 3.28% and the Standardized 30-Day Unsubsidized Yield was 3.15%.[2]

Q	Which individual stock holdings detracted significantly from relative performance?

A	Compared to the MSCI EAFE Index, the Fund was hurt by overweight positions relative to the MSCI EAFE Index in Nordic-Baltic banking group Swedbank, British investment bank HSBC Holdings and Australian retail bank Bank of Queensland. It was overweight all three stocks primarily because of their attractive dividend yield and/or risk metrics.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	During the Reporting Period, the Fund was helped by an overweight position compared to the Index in U.K. housebuilding company Persimmon. Overweight positions in French-Italian STMicroelectronics and Japan-based Tokyo Electron — both electronics and semiconductor manufacturers — also contributed positively to relative performance. We chose to overweight all three stocks largely because of their attractive dividend yields and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a negative impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

[2]The	Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

9

FUND BASICS

International Equity Dividend and Premium Fund

as of December 31, 2019

TOP TEN HOLDINGS AS OF 12/31/19[1]

Company	% of Net Assets	Line of Business	Country

HSBC Holdings plc	2.7%	Banks	United Kingdom
Nestle SA (Registered)	2.5	Food, Beverage & Tobacco	Switzerland
Roche Holding AG	1.8	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Novartis AG (Registered)	1.6	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
National Australia Bank Ltd.	1.6	Banks	Australia
Daimler AG (Registered)	1.5	Automobiles & Components	Germany
LVMH Moet Hennessy Louis Vuitton SE	1.5	Consumer Durables & Apparel	France
GlaxoSmithKline plc ADR	1.4	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
Royal Dutch Shell plc Class A	1.4	Energy	Netherlands
Unilever NV	1.3	Household & Personal Products	United Kingdom

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2019

The following graph shows the value as of December 31, 2019, of a $1,000,000 investment made on January 1, 2010 in Institutional Shares. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the MSCI EAFE Index (Net, USD, Unhedged) and the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Unhedged), respectively, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Dividend and Premium Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	14.42%	3.23%	3.30%	—
Including sales charges	8.15%	2.06%	2.72%	—

Class C
Excluding contingent deferred sales charges	13.54%	2.41%	2.52%	—
Including contingent deferred sales charges	12.52%	2.41%	2.52%	—

Institutional	14.82%	3.61%	3.72%	—

Investor (Commenced August 31, 2010)	14.71%	3.46%	N/A	4.64%

Class P (Commenced April 17, 2018)	14.83%	N/A	N/A	-0.97%

Class R6 (Commenced April 30, 2018)	14.85%	N/A	N/A	-0.22%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

11

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs U.S. Tax-Managed Equity Fund and Goldman Sachs International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Tax-Management Investment Process

The Goldman Sachs Global Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs U.S. Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund, the investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

∎	Comprehensive
∎	Extensive
∎	Rigorous
∎	Fundamental
∎	Objective
∎	Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

∎	Benchmark driven
∎	Sector and size neutral
∎	Tax optimized

Tax optimization is an additional layer that is built into the existing investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

∎	A fully invested, style-consistent portfolio
∎	Broad access to the total U.S. and international equity markets
∎	A consistent goal of seeking to maximize after-tax risk-adjusted returns

12

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 25.48%, 24.54%, 25.90%, 25.31%, 25.82%, 25.94% and 25.96%, respectively. This compares to the 31.02% average annual total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with all four of our quantitative model’s investment themes detracting from performance. Stock selection driven by these investment themes hurt relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes detracted from the Fund’s relative returns. High Quality Business Models and Sentiment Analysis were our worst performing themes. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. In addition, Fundamental Mispricings and Market Themes & Trends detracted from performance, albeit to a lesser extent. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund tends to be similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

13

PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, certain individual stock positions, led by holdings in the health care, industrials, financials and utilities sectors, detracted from relative performance. On the positive side, the Fund benefited from its investments in the real estate and communication services sectors.

Q	Which individual stock holdings detracted significantly from relative performance?

A	During the Reporting Period, the Fund was hurt by overweight positions compared to the Index in biotechnology firm Biogen, integrated power company NRG Energy and industrial corporation Alcoa. We adopted the overweight in Biogen as a result of our Sentiment Analysis, Fundamental Mispricings and High Quality Business Models investment themes. The overweight in NRG Energy was driven by our High Quality Business Models, Sentiment Analysis and Fundamental Mispricings investment themes. The Fund was overweight Alcoa mostly because of our Sentiment Analysis and Fundamental Mispricings investment themes.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	Relative to the Index, the Fund benefited from overweight positions in semiconductor manufacturer Applied Materials, information technology giant Apple and fast casual restaurant chain Chipotle Mexican Grill. The Fund’s overweight in Applied Materials was primarily because of our Sentiment Analysis and High Quality Business Models investment themes. Our High Quality Business Models and Sentiment Analysis investment themes led to the Fund’s overweights in Apple and Chipotle Mexican Grill.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models.

Within our Sentiment Analysis investment theme, we added a suite of signals that utilizes data from the short selling market as an indicator of the market sentiment surrounding individual names.

Within our Market Themes & Trends investment theme, we added a signal that examines the cross-holdings of pooled vehicles to identify thematic trends in the market. We also added a signal that examines internet linkages between companies to identify thematic trends. Additionally, we introduced a signal that helps us find connections between companies based upon import and export data.

Within our Fundamental Mispricings investment theme, we added a signal that we believe to be predictive of industry rotations.

Within our High-Quality Business Models investment theme, we added a metric that identifies companies with longer executive management tenure, as we believe this is indicative of sustainable, high quality business models. We also began to leverage data from a large web search engine provider to help quantify changes in consumer attention. We introduced a signal that uses import and export data to help quantify demand growth for a company’s products, complementing our suite of consumer-demand signals. In addition, we added a signal focused on health care companies that helps us measure the value of a pharmaceutical company’s drug pipeline.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	As mentioned previously, we focus on picking stocks rather than on making industry or sector bets. The Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the health care, financials, real estate and consumer discretionary sectors. It was underweight compared to the Index in the consumer staples, communications services, information technology and energy sectors. The Fund was relatively neutral versus the Index in the utilities, industrials and materials sectors at the end of the Reporting Period.

14

FUND BASICS

U.S. Tax-Managed Equity Fund

as of December 31, 2019

TOP TEN HOLDINGS AS OF 12/31/19[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	4.9%	Technology Hardware & Equipment
Microsoft Corp.	2.9	Software & Services
Facebook, Inc. Class A	2.5	Media & Entertainment
Amazon.com, Inc.	2.4	Retailing
AbbVie, Inc.	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Alphabet, Inc. Class A	1.5	Media & Entertainment
Anthem, Inc.	1.4	Health Care Equipment & Services
Sherwin-Williams Co. (The)	1.3	Materials
Alphabet, Inc. Class C	1.2	Media & Entertainment
PayPal Holdings, Inc.	1.2	Software & Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at December 31, 2019.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2019

The following graph shows the value as of December 31, 2019, of a $1,000,000 investment made on January 1, 2010 in Class A Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000® Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	25.48%	8.49%	12.27%	—
Including sales charges	18.57%	7.27%	11.64%	—

Class C
Excluding contingent deferred sales charges	24.54%	7.67%	11.43%	—
Including contingent deferred sales charges	23.54%	7.67%	11.43%	—

Institutional	25.90%	8.91%	12.73%	—

Service	25.31%	8.37%	12.15%	—

Investor (Commenced August 31, 2010)	25.82%	8.76%	N/A	14.38%

Class P (Commenced April 17, 2018)	25.94%	N/A	N/A	7.17%

Class R6 (Commenced April 30, 2018)	25.96%	N/A	N/A	8.69%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

16

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 18.66%, 17.74%, 19.01%, 18.90%, 19.02% and 19.05%, respectively. This compares to the 22.01% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with three of our quantitative model’s four investment themes detracting from performance. Stock selection driven by our investment themes hurt relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our investment themes — Fundamental Mispricings, Market Themes & Trends and High Quality Business Models — detracted from the Fund’s relative returns. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Our Sentiment Analysis investment theme had a positive impact on relative performance during the Reporting Period. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund tends to be similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

17

PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, certain individual stock positions detracted from relative returns, including investments in the communication services, industrials and health care sectors. The Fund benefited most from its holdings in the information technology and consumer discretionary sectors.

Q	Which individual stock holdings detracted significantly from relative performance?

A	During the Reporting Period, the Fund was hurt by its underweight positions versus the Index in Netherlands-based ASML Holding, which supplies photolithographic equipment for the semiconductor industry, and U.K.-based British American Tobacco, a tobacco company. An overweight in Spanish telecommunications company Telefonica also detracted from relative returns. We decided to underweight ASML Holding largely because of our Fundamental Mispricings investment theme. Our Market Themes & Trends investment theme led to the underweight in British American Tobacco. The Fund was overweight Telefonica primarily due to our Fundamental Mispricings and High Quality Business Models investment themes.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	Compared to the Index, the Fund was helped most by its overweights in BE Semiconductor Industries, a Dutch manufacturer of semiconductor equipment; Magellan Financial Group, an Australian fund management company; and adidas, a German sportswear manufacturer. The overweight in BE Semiconductor Industries was based on our Market Themes & Trends and Fundamental Mispricings investment themes. We adopted the overweights in Magellan Financial Group and adidas mainly because of our Market Themes & Trends and High Quality Business Models investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models.

Within our Sentiment Analysis investment theme, we added a suite of signals that utilizes data from the short selling market as an indicator of the market sentiment surrounding individual names. In the Japan region, we added a signal that uses natural language processing and machine learning techniques to help capture sell-side research analyst sentiment in Japanese language reports. Additionally, we added a contrarian signal in the European and U.K. investment regions that uses market microstructure data to help predict short-term stock reversals.

Within our Market Themes & Trends investment theme, we added a signal that examines the cross-holdings of pooled vehicles to identify thematic trends in the market. We also added a signal that examines internet linkages between companies to identify thematic trends.

Within our Fundamental Mispricings investment theme, we added a signal that we believe to be predictive of industry rotations.

Within our High-Quality Business Models investment theme, we added a metric that identifies companies with longer executive management tenure, as we believe this is indicative of sustainable, high quality, business models.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	As mentioned previously, we focus on picking stocks rather than on making industry or sector bets. The Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight the health care, industrials, materials and information technology sectors relative to the Index. It was underweight the communication services, utilities, energy, consumer staples and real estate sectors. The Fund was relatively neutrally weighted to the Index in the financials and consumer discretionary sectors at the end of the Reporting Period.

18

PORTFOLIO RESULTS

At the end of the Reporting Period, the Fund was overweight compared to the Index in the Netherlands and Japan. Relative to the Index, it was underweight the U.K. and France. The Fund was rather neutrally weighted relative to the Index in Italy, Singapore, Sweden, Norway, Denmark, Israel, Ireland, Germany, Spain, Australia, Switzerland, New Zealand, Belgium, Austria, Finland, Hong Kong and Portugal at the end of the Reporting Period.

19

FUND BASICS

International Tax-Managed Equity Fund

as of December 31, 2019

TOP TEN HOLDINGS AS OF 12/31/19[1]

Holding	% of Net Assets	Line of Business

Roche Holding AG	2.2%	Pharmaceuticals, Biotechnology & Life Sciences
Novartis AG (Registered)	2.0	Pharmaceuticals, Biotechnology & Life Sciences
AIA Group Ltd.	1.5	Insurance
Novo Nordisk A/S Class B	1.3	Pharmaceuticals, Biotechnology & Life Sciences
Schneider Electric SE	1.2	Capital Goods
Air Liquide SA	1.2	Materials
BHP Group Ltd.	1.2	Materials
Sony Corp.	1.2	Consumer Durables & Apparel
BNP Paribas SA	1.2	Banks
Diageo plc	1.2	Food, Beverage & Tobacco

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2019

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

20

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2019

The following graph shows the value as of December 31, 2019, of a $1,000,000 investment made on January 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	18.66%	5.89%	5.41%	—
Including sales charges	12.13%	4.70%	4.81%	—

Class C
Excluding contingent deferred sales charges	17.74%	5.11%	4.62%	—
Including contingent deferred sales charges	16.73%	5.11%	4.62%	—

Institutional	19.01%	6.31%	5.83%	—

Investor (Commenced August 31, 2010)	18.90%	6.13%	N/A	7.00%

Class P (Commenced April 17, 2018)	19.02%	N/A	N/A	-1.48%

Class R6 (Commenced April 30, 2018)	19.05%	N/A	N/A	-0.76%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

21

FUND BASICS

Index Definitions

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

STOXX® Europe 600 Index derived from the STOXX® Europe Total Market Index and is a subset of the STOXX® Global 1800 Index. With a fixed number of 600 components, the STOXX® Europe 600 Index represents large, mid and small capitalization companies across 17 countries of the European region.

The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes.

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

The MSCI EAFE Index (net, USD, unhedged) is an unmanaged market capitalization weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses.

The Bloomberg Barclays Global Aggregate Bond Index (gross, USD, unhedged) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes.

It is not possible to invest directly in an unmanaged index.

22

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 99.7%
Automobiles & Components – 1.0%
2,354,000	Ford Motor Co.	$21,892,200
193,798	General Motors Co.	7,093,007

		28,985,207

Banks – 6.2%
355,765	Bank of America Corp.	12,530,043
157,900	Citigroup, Inc.	12,614,631
68,000	FNB Corp.	863,600
765,400	Huntington Bancshares, Inc.	11,542,232
397,129	JPMorgan Chase & Co.(a)(b)	55,359,783
731,999	New York Community Bancorp, Inc.(b)	8,798,628
588,200	PacWest Bancorp	22,510,414
1,173,599	People’s United Financial, Inc.(b)	19,833,823
131,700	TFS Financial Corp.	2,591,856
344,200	Umpqua Holdings Corp.	6,092,340
632,098	Wells Fargo & Co.	34,006,872

		186,744,222

Capital Goods – 6.2%
108,799	3M Co.	19,194,319
71,500	Boeing Co. (The)	23,291,840
110,000	Caterpillar, Inc.	16,244,800
49,900	Cummins, Inc.	8,930,104
187,297	Eaton Corp. plc	17,740,772
104,596	Emerson Electric Co.	7,976,491
193,898	Fastenal Co.	7,164,531
96,000	Honeywell International, Inc.	16,992,000
61,200	Illinois Tool Works, Inc.	10,993,356
147,300	Johnson Controls International plc	5,996,583
35,400	L3Harris Technologies, Inc.	7,004,598
54,234	Lockheed Martin Corp.	21,117,635
10,100	MSC Industrial Direct Co., Inc. Class A	792,547
15,700	Trinity Industries, Inc.	347,755
100,201	United Technologies Corp.	15,006,102
42,699	Watsco, Inc.	7,692,225

		186,485,658

Commercial & Professional Services – 0.5%
269,499	KAR Auction Services, Inc.	5,872,383
502,000	Nielsen Holdings plc	10,190,600

		16,062,983

Consumer Durables & Apparel – 0.7%
57,003	Kontoor Brands, Inc.	2,393,556
170,399	Newell Brands, Inc.	3,275,069
41,500	NIKE, Inc. Class B	4,204,365
310,200	Tapestry, Inc.	8,366,094
33,602	VF Corp.	3,348,775

		21,587,859

Consumer Services – 2.9%
196,300	Carnival Corp.	9,977,929
56,700	Darden Restaurants, Inc.	6,180,867
286,802	Extended Stay America, Inc.	4,261,878

Common Stocks – (continued)
Consumer Services – (continued)
260,347	International Game Technology plc	3,897,394
182,303	Las Vegas Sands Corp.	12,586,199
120,201	McDonald’s Corp.	23,752,920
209,700	Six Flags Entertainment Corp.	9,459,567
94,000	Starbucks Corp.	8,264,480
6,301	Vail Resorts, Inc.	1,511,169
139,700	Wyndham Destinations, Inc.	7,221,093

		87,113,496

Diversified Financials – 4.1%
62,700	American Express Co.	7,805,523
120,239	Berkshire Hathaway, Inc. Class B*	27,234,134
28,700	BlackRock, Inc.	14,427,490
1,400	Eaton Vance Corp.	65,366
1,314,204	Invesco Ltd.	23,629,388
528,000	Janus Henderson Group plc	12,909,600
145,400	Legg Mason, Inc.	5,221,314
147,300	Morgan Stanley	7,529,976
388,902	Navient Corp.	5,320,179
52,400	Santander Consumer USA Holdings, Inc.	1,224,588
117,200	T. Rowe Price Group, Inc.	14,279,648
164,700	Virtu Financial, Inc. Class A(c)	2,633,553

		122,280,759

Energy – 5.4%
344,698	Chevron Corp.	41,539,556
807,103	Exxon Mobil Corp.(b)	56,319,648
734,400	Kinder Morgan, Inc.	15,547,248
52,301	Marathon Petroleum Corp.	3,151,135
2,600	Murphy Oil Corp.	69,680
222,400	ONEOK, Inc.	16,829,008
45,600	Phillips 66	5,080,296
385,000	Schlumberger Ltd.	15,477,000
78,200	Valero Energy Corp.	7,323,430

		161,337,001

Food & Staples Retailing – 1.3%
106,800	Sysco Corp.	9,135,672
107,600	Walgreens Boots Alliance, Inc.	6,344,096
202,041	Walmart, Inc.	24,010,552

		39,490,320

Food, Beverage & Tobacco – 4.1%
284,659	Altria Group, Inc.	14,207,331
568,300	Coca-Cola Co. (The)(a)	31,455,405
500	Coca-Cola European Partners plc	25,440
101,900	Flowers Foods, Inc.	2,215,306
378,602	General Mills, Inc.	20,277,923
291,200	Kraft Heinz Co. (The)	9,356,256
216,206	PepsiCo, Inc.	29,548,874
180,402	Philip Morris International, Inc.	15,350,406

		122,436,941

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – 5.4%
417,342	Abbott Laboratories	$36,250,326
26,787	Anthem, Inc.	8,090,478
39,700	Becton Dickinson and Co.	10,797,209
173,500	Cardinal Health, Inc.	8,775,630
171,478	CVS Health Corp.	12,739,101
8,200	Encompass Health Corp.	568,014
244,053	Medtronic plc	27,687,813
9,900	STERIS plc	1,508,958
79,700	Stryker Corp.	16,732,218
134,271	UnitedHealth Group, Inc.(a)	39,472,988

		162,622,735

Household & Personal Products – 1.7%
75,398	Kimberly-Clark Corp.	10,370,995
335,798	Procter & Gamble Co. (The)(a)	41,941,170

		52,312,165

Insurance – 1.9%
44,798	Arthur J Gallagher & Co.	4,266,114
84,600	Fidelity National Financial, Inc.	3,836,610
31,400	First American Financial Corp.	1,831,248
196,999	Mercury General Corp.	9,599,761
176,801	MetLife, Inc.	9,011,547
384,106	Old Republic International Corp.	8,592,451
98,199	Principal Financial Group, Inc.	5,400,945
151,400	Prudential Financial, Inc.	14,192,236

		56,730,912

Materials – 2.8%
39,200	Air Products & Chemicals, Inc.	9,211,608
526,300	Amcor plc	5,705,092
53,800	Chemours Co. (The)	973,242
61,901	Domtar Corp.	2,367,094
317,249	Dow, Inc.	17,363,038
195,899	International Paper Co.	9,021,149
48,700	Linde plc	10,368,230
152,099	LyondellBasell Industries NV Class A	14,370,314
89,500	Newmont Goldcorp Corp.	3,888,775
43,100	Olin Corp.	743,475
700	Royal Gold, Inc.	85,575
132,500	Southern Copper Corp.	5,628,600
111,400	WestRock Co.	4,780,174

		84,506,366

Media & Entertainment – 6.6%
23,729	Alphabet, Inc. Class A*	31,782,385
27,756	Alphabet, Inc. Class C*(a)	37,110,327
63,797	Cinemark Holdings, Inc.	2,159,529
473,913	Comcast Corp. Class A	21,311,868
265,441	Facebook, Inc. Class A*(a)	54,481,765
436,701	Interpublic Group of Cos., Inc. (The)	10,087,793
45,290	Netflix, Inc.*	14,654,485
800	Nexstar Media Group, Inc. Class A	93,800
189,300	Walt Disney Co. (The)	27,378,459

		199,060,411

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 7.7%
320,186	AbbVie, Inc.(a)(b)	28,349,268
84,502	Amgen, Inc.	20,370,897
203,401	Bristol-Myers Squibb Co.(a)	13,056,310
8,800	Bruker Corp.	448,536
89,915	Eli Lilly & Co.	11,817,529
2,000	Exact Sciences Corp.*	184,960
265,899	Gilead Sciences, Inc.	17,278,117
16,800	Illumina, Inc.*	5,573,232
332,803	Johnson & Johnson	48,545,974
347,753	Merck & Co., Inc.	31,628,135
1,215,099	Pfizer, Inc.	47,607,579
16,700	Thermo Fisher Scientific, Inc.	5,425,329

		230,285,866

Real Estate Investment Trusts – 2.7%
87,001	American Tower Corp.	19,994,570
103,900	Crown Castle International Corp.	14,769,385
18,100	Equinix, Inc.	10,564,970
64,000	Equity LifeStyle Properties, Inc.	4,504,960
110,500	Invitation Homes, Inc.	3,311,685
124,662	Prologis, Inc.	11,112,371
45,700	SBA Communications Corp.	11,013,243
38,900	Sun Communities, Inc.	5,838,890

		81,110,074

Retailing – 5.1%
47,722	Amazon.com, Inc.*(a)	88,182,620
14,200	Etsy, Inc.*	629,060
7,700	Foot Locker, Inc.	300,223
203,176	Home Depot, Inc. (The)	44,369,575
175,800	Kohl’s Corp.	8,957,010
76,400	Lowe’s Cos., Inc.	9,149,664
20,500	Penske Automotive Group, Inc.	1,029,510

		152,617,662

Semiconductors & Semiconductor Equipment – 4.5%
118,200	Advanced Micro Devices, Inc.*	5,420,652
83,790	Broadcom, Inc.	26,479,316
16,000	Cypress Semiconductor Corp.	373,280
436,401	Intel Corp.	26,118,600
24,200	Lam Research Corp.	7,076,080
204,901	Maxim Integrated Products, Inc.	12,603,461
55,124	NVIDIA Corp.	12,970,677
150,097	QUALCOMM, Inc.	13,243,058
235,450	Texas Instruments, Inc.(a)	30,205,880

		134,491,004

Software & Services – 13.0%
102,500	Accenture plc Class A	21,583,425
45,600	Adobe, Inc.*	15,039,336
11,100	Alteryx, Inc. Class A*	1,110,777
17,400	Atlassian Corp. plc Class A*	2,093,916
28,700	Autodesk, Inc.*	5,265,302
88,300	Automatic Data Processing, Inc.	15,055,150
22,800	Coupa Software, Inc.*	3,334,500

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
88,200	Fidelity National Information Services, Inc.	$12,267,738
10,100	HubSpot, Inc.*	1,600,850
206,901	International Business Machines Corp.	27,733,010
29,900	Intuit, Inc.	7,831,707
100,500	Mastercard, Inc. Class A	30,008,295
942,850	Microsoft Corp.(a)(b)	148,687,445
14,700	Okta, Inc.*	1,695,939
184,176	Oracle Corp.	9,757,645
286,600	Paychex, Inc.	24,378,196
2,000	Paycom Software, Inc.*	529,520
6,900	RingCentral, Inc. Class A*	1,163,823
15,085	salesforce.com, Inc.*	2,453,424
24,562	ServiceNow, Inc.*	6,934,344
6,000	Smartsheet, Inc. Class A*	269,520
21,000	Splunk, Inc.*	3,145,170
4,300	Trade Desk, Inc. (The) Class A*	1,117,054
1,200	Twilio, Inc. Class A*	117,936
188,668	Visa, Inc. Class A	35,450,717
260,699	Western Union Co. (The)	6,981,519
15,500	Workday, Inc. Class A*	2,548,975
25,100	Zendesk, Inc.*	1,923,413

		390,078,646

Technology Hardware & Equipment – 6.8%
478,988	Apple, Inc.(a)(b)	140,654,826
689,048	Cisco Systems, Inc.(a)	33,046,742
203,200	Corning, Inc.	5,915,152
38,800	National Instruments Corp.	1,642,792
108,500	NetApp, Inc.	6,754,125
115,299	Seagate Technology plc	6,860,291
125,700	Western Digital Corp.	7,978,179

		202,852,107

Telecommunication Services – 2.7%
1,322,428	AT&T, Inc.(a)	51,680,486
486,902	Verizon Communications, Inc.(b)	29,895,783

		81,576,269

Transportation – 2.0%
5,400	Copa Holdings SA Class A	583,632
61,800	CSX Corp.	4,471,848
100,900	Delta Air Lines, Inc.	5,900,632
44,802	Norfolk Southern Corp.	8,697,412
10,600	Ryder System, Inc.	575,686
115,800	Union Pacific Corp.	20,935,482
168,398	United Parcel Service, Inc. Class B	19,712,670

		60,877,362

Utilities – 4.4%
529,600	CenterPoint Energy, Inc.	14,442,192
277,097	Dominion Energy, Inc.	22,949,173
302,500	Duke Energy Corp.	27,591,025
50,000	NextEra Energy, Inc.	12,108,000
28,600	OGE Energy Corp.	1,271,842

Common Stocks – (continued)
Utilities – (continued)
683,401	PPL Corp.	24,520,428
473,501	Southern Co. (The)	30,162,014

		133,044,674

TOTAL COMMON STOCKS
(Cost $2,381,706,030)		$2,994,690,699

Shares	Dividend Rate	Value

Investment Company(d) – 2.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
71,990,719	1.638%	$71,990,719
(Cost $71,990,719)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,453,696,749)		$3,066,681,418

Securities Lending Reinvestment Vehicle(d) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
242,125	1.638%	$242,125
(Cost $242,125)

TOTAL INVESTMENTS – 102.1%
(Cost 2,453,938,874)		$3,066,923,543

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.1)%		(63,689,310)

NET ASSETS – 100.0%		$3,003,234,233

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for call options written.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	All or a portion of security is on loan.

(d)	Represents an Affiliated Issuer.

Currency Abbreviation:
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	108	03/20/2020	$17,447,940	$29,975

WRITTEN OPTIONS CONTRACTS — At December 31, 2019, the Fund had the following written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Written options contracts:
Calls
S&P 500 Index	Morgan Stanley Co., Inc.	3,060 USD	01/31/2020	1,285	$(415,155,230)	$(23,952,400)	$(8,478,430)	$(15,473,970)
		3,175 USD	02/28/2020	1,241	(400,939,798)	(12,869,170)	(7,567,618)	(5,301,552)
		3,250 USD	03/31/2020	1,221	(394,478,238)	(8,998,770)	(8,739,918)	(258,852)

Total written options contracts				3,747		$(45,820,340)	$(24,785,966)	$(21,034,374)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 99.8%
Australia – 8.9%
111,050	AGL Energy Ltd. (Utilities)	$1,598,408
1,259,169	Alumina Ltd. (Materials)	2,033,819
64,974	APA Group (Utilities)	505,786
221,118	Aurizon Holdings Ltd. (Transportation)	811,487
271,697	Bank of Queensland Ltd. (Banks)	1,382,986
78,383	Bendigo & Adelaide Bank Ltd. (Banks)	537,852
88,858	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	690,041
1,978	Commonwealth Bank of Australia (Banks)	110,961
93,612	Fortescue Metals Group Ltd. (Materials)	705,681
738,734	Harvey Norman Holdings Ltd. (Retailing)	2,109,903
123,133	Insurance Australia Group Ltd. (Insurance)	661,608
270,244	National Australia Bank Ltd. (Banks)	4,676,330
22,826	Rio Tinto Ltd. (Materials)	1,614,941
11,619	Rio Tinto plc (Materials)	687,787
46,976	Rio Tinto plc ADR (Materials)(a)(b)	2,788,495
19,803	Sonic Healthcare Ltd. (Health Care Equipment & Services)	399,286
101,270	South32 Ltd. (Materials)	191,210
951	Sydney Airport (Transportation)	5,778
117,296	Tabcorp Holdings Ltd. (Consumer Services)	372,896
85,161	Transurban Group (Transportation)	891,385
8,233	Wesfarmers Ltd. (Retailing)	239,265
132,739	Westpac Banking Corp. (Banks)	2,266,751
57,536	Woodside Petroleum Ltd. (Energy)	1,391,140

		26,673,796

Austria – 0.0%
2,796	voestalpine AG (Materials)(b)	77,549

Belgium – 1.3%
17,998	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)	1,474,043
11,716	KBC Group NV (Banks)(b)	883,324
56,558	Proximus SADP (Telecommunication Services)	1,620,598

		3,977,965

Colombia – 0.1%
5,999	Millicom International Cellular SA SDR (Telecommunication Services)	288,095

Denmark – 1.6%
6,894	Coloplast A/S Class B (Health Care Equipment & Services)	855,277
37,457	Danske Bank A/S (Banks)	605,991
2,635	H Lundbeck A/S (Pharmaceuticals, Biotechnology & Life Sciences)	100,737
32,418	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,878,585

Common Stocks – (continued)
Denmark – (continued)
3,184	Pandora A/S (Consumer Durables & Apparel)	138,509
37,739	Tryg A/S (Insurance)	1,118,826

		4,697,925

Finland – 2.7%
16,492	Kone OYJ Class B (Capital Goods)	1,078,126
12,594	Metso OYJ (Capital Goods)	497,527
258,324	Nordea Bank Abp (Banks)	2,089,889
11,722	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	542,865
83,030	Sampo OYJ Class A (Insurance)(b)	3,625,350
8,118	UPM-Kymmene OYJ (Materials)	281,590

		8,115,347

France – 10.1%
1,137	Accor SA (Consumer Services)(b)	53,369
156	Aeroports de Paris (Transportation)	30,887
7,727	Air Liquide SA (Materials)	1,095,464
12,766	Airbus SE (Capital Goods)(b)	1,873,605
31,802	AXA SA (Insurance)	898,605
24,706	BNP Paribas SA (Banks)	1,468,478
36,142	Bouygues SA (Capital Goods)(b)	1,540,624
8,909	Capgemini SE (Software & Services)(b)	1,089,614
36,180	Credit Agricole SA (Banks)	526,468
10,779	Danone SA (Food, Beverage & Tobacco)	895,152
17,029	Edenred (Commercial & Professional Services)	882,519
97,807	Engie SA (Utilities)	1,584,310
9,925	Eutelsat Communications SA (Media & Entertainment)	161,315
3,203	Kering SA (Consumer Durables & Apparel)(b)	2,110,505
746	L’Oreal SA (Household & Personal Products)(b)	220,598
9,709	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)(b)	4,523,947
5,545	Orange SA (Telecommunication Services)	81,491
8,050	Renault SA (Automobiles & Components)	382,274
565	Safran SA (Capital Goods)	87,270
35,412	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)(b)	3,556,337
23,970	Schneider Electric SE (Capital Goods)(b)	2,462,672
45,082	Societe Generale SA (Banks)(b)	1,573,271
12,101	Suez (Utilities)	183,383
53,238	TOTAL SA (Energy)(b)	2,954,204

		30,236,362

Germany – 7.1%
1,376	Allianz SE (Registered) (Insurance)	337,158
36,639	BASF SE (Materials)(b)	2,760,259
17,394	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(b)	1,414,074

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
13,810	Bayerische Motoren Werke AG (Automobiles & Components)(b)	$1,131,118
19,779	Bayerische Motoren Werke AG (Preference) (Automobiles & Components)(c)	1,217,636
4,321	Covestro AG (Materials)(d)	201,057
83,654	Daimler AG (Registered) (Automobiles & Components)(b)	4,624,753
7,553	Deutsche Lufthansa AG (Registered) (Transportation)	139,029
44,016	Deutsche Post AG (Registered) (Transportation)(b)	1,673,672
29,082	Deutsche Telekom AG (Registered) (Telecommunication Services)	475,263
15,809	Evonik Industries AG (Materials)(b)	482,844
9,804	GEA Group AG (Capital Goods)	324,770
27,051	HUGO BOSS AG (Consumer Durables & Apparel)(b)	1,309,381
19,360	SAP SE (Software & Services)(b)	2,605,822
12,771	Siemens AG (Registered) (Capital Goods)	1,667,785
5,333	TUI AG (Consumer Services)	67,304
14,697	Vonovia SE (Real Estate)(b)	789,366

		21,221,291

Hong Kong – 3.0%
138,600	AIA Group Ltd. (Insurance)	1,457,790
17,900	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	248,459
101,000	Hang Lung Properties Ltd. (Real Estate)	221,770
14,300	Hang Seng Bank Ltd. (Banks)	295,581
13,310	Henderson Land Development Co. Ltd. (Real Estate)	65,313
238,471	Hong Kong & China Gas Co. Ltd. (Utilities)	465,941
41,929	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	1,362,178
27,800	Hongkong Land Holdings Ltd. (Real Estate)	159,907
7,600	Jardine Matheson Holdings Ltd. (Capital Goods)	422,923
5,000	Jardine Strategic Holdings Ltd. (Capital Goods)	153,340
276,500	Link REIT (REIT)	2,929,235
65,274	MTR Corp. Ltd. (Transportation)	385,738
136,564	Sino Land Co. Ltd. (Real Estate)	198,224
2,500	Sun Hung Kai Properties Ltd. (Real Estate)	38,287
400	Swire Properties Ltd. (Real Estate)	1,325
24,000	Techtronic Industries Co. Ltd. (Capital Goods)	195,881
37,000	Wharf Real Estate Investment Co. Ltd. (Real Estate)	225,758

		8,827,650

Common Stocks – (continued)
Ireland – 0.3%
24,568	CRH plc (Materials)(b)	985,396

Israel – 0.1%
19,042	Israel Chemicals Ltd. (Materials)	89,926
1,975	Wix.com Ltd. (Software & Services)*(b)	241,701

		331,627

Italy – 1.5%
11,499	Assicurazioni Generali SpA (Insurance)	237,394
121,622	Eni SpA (Energy)(b)	1,888,939
665,754	Intesa Sanpaolo SpA (Banks)	1,753,723
110,623	Snam SpA (Utilities)	581,634

		4,461,690

Japan – 23.8%
2,400	ABC-Mart, Inc. (Retailing)	163,827
13,000	AEON Financial Service Co. Ltd. (Diversified Financials)	204,836
16,700	AGC, Inc. (Capital Goods)	597,158
13,900	Alfresa Holdings Corp. (Health Care Equipment & Services)	282,379
20,900	Aozora Bank Ltd. (Banks)	552,152
41,000	Asahi Kasei Corp. (Materials)	460,365
7,700	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	131,439
49,900	Bridgestone Corp. (Automobiles & Components)	1,853,791
134,100	Canon, Inc. (Technology Hardware & Equipment)	3,670,113
5,800	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	534,152
31,100	Chugoku Electric Power Co., Inc. (The) (Utilities)	408,813
27,700	Daicel Corp. (Materials)	264,822
9,700	Dai-ichi Life Holdings, Inc. (Insurance)	159,859
2,600	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	171,715
2,800	Daikin Industries Ltd. (Capital Goods)	395,052
7,600	Daito Trust Construction Co. Ltd. (Real Estate)	939,180
13,700	Daiwa House Industry Co. Ltd. (Real Estate)	424,109
195,000	Daiwa Securities Group, Inc. (Diversified Financials)	984,440
2,900	Denso Corp. (Automobiles & Components)	130,971
1,500	Disco Corp. (Semiconductors & Semiconductor Equipment)	352,238
11,000	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	823,086
5,300	FANUC Corp. (Capital Goods)	978,724
2,600	Fuji Electric Co. Ltd. (Capital Goods)	78,981
600	Hamamatsu Photonics KK (Technology Hardware & Equipment)	24,588
1,300	Hikari Tsushin, Inc. (Retailing)	326,687

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
32,500	Hino Motors Ltd. (Capital Goods)	$343,704
1,916	Hirose Electric Co. Ltd. (Technology Hardware & Equipment)	244,925
3,700	Hitachi Chemical Co. Ltd. (Materials)	155,014
1,400	Hitachi Ltd. (Technology Hardware & Equipment)	59,074
1,800	Hitachi Metals Ltd. (Materials)	26,495
33,700	Honda Motor Co. Ltd. (Automobiles & Components)	953,762
3,700	Hulic Co. Ltd. (Real Estate)	44,549
24,449	Idemitsu Kosan Co. Ltd. (Energy)	675,568
3,100	Isuzu Motors Ltd. (Automobiles & Components)	36,644
93,400	ITOCHU Corp. (Capital Goods)	2,164,702
33,400	Japan Exchange Group, Inc. (Diversified Financials)	588,010
73,400	Japan Post Holdings Co. Ltd. (Insurance)	690,288
38,600	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	860,647
20,900	JFE Holdings, Inc. (Materials)	268,177
6,400	JSR Corp. (Materials)	117,073
80,300	JXTG Holdings, Inc. (Energy)	364,448
9,300	Kakaku.com, Inc. (Media & Entertainment)	237,458
8,000	Kaneka Corp. (Materials)	256,211
12,700	Kao Corp. (Household & Personal Products)	1,047,434
7,700	Kawasaki Heavy Industries Ltd. (Capital Goods)	168,297
27,300	KDDI Corp. (Telecommunication Services)	814,533
400	Keyence Corp. (Technology Hardware & Equipment)	140,455
7,700	Kikkoman Corp. (Food, Beverage & Tobacco)	376,952
5,200	Kintetsu Group Holdings Co. Ltd. (Transportation)	282,047
43,800	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	956,005
43,600	Komatsu Ltd. (Capital Goods)	1,046,464
23,600	Konica Minolta, Inc. (Technology Hardware & Equipment)	153,733
4,500	Kose Corp. (Household & Personal Products)	655,938
7,300	Kyushu Railway Co. (Transportation)	244,387
7,700	Lawson, Inc. (Food & Staples Retailing)	437,072
40,800	LIXIL Group Corp. (Capital Goods)	704,080
7,800	M3, Inc. (Health Care Equipment & Services)	235,214
6,000	Makita Corp. (Capital Goods)	207,209
179,100	Marubeni Corp. (Capital Goods)	1,323,258
11,600	Marui Group Co. Ltd. (Retailing)	282,838
2,800	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)	189,225
68,300	Mitsubishi Chemical Holdings Corp. (Materials)	508,916

Common Stocks – (continued)
Japan – (continued)
20,900	Mitsubishi Corp. (Capital Goods)	553,670
23,400	Mitsubishi Electric Corp. (Capital Goods)	318,607
400	Mitsubishi Heavy Industries Ltd. (Capital Goods)	15,511
100	Mitsubishi Materials Corp. (Materials)	2,714
5,400	Mitsubishi Motors Corp. (Automobiles & Components)	22,509
9,900	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	181,616
168,700	Mitsubishi UFJ Financial Group, Inc. (Banks)	912,049
13,700	MS&AD Insurance Group Holdings, Inc. (Insurance)	452,219
14,800	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	910,919
4,500	Nabtesco Corp. (Capital Goods)	132,601
3,900	NEC Corp. (Software & Services)	161,399
10,200	NGK Spark Plug Co. Ltd. (Automobiles & Components)	197,717
1,700	Nidec Corp. (Capital Goods)	232,192
1,900	Nintendo Co. Ltd. (Media & Entertainment)	759,924
8,300	Nippon Express Co. Ltd. (Transportation)	486,538
2,400	Nippon Paint Holdings Co. Ltd. (Materials)	123,556
342	Nippon Prologis REIT, Inc. (REIT)	868,511
72,300	Nissan Motor Co. Ltd. (Automobiles & Components)	418,960
11,600	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	202,391
7,100	Nitto Denko Corp. (Materials)	399,217
24,900	Nomura Research Institute Ltd. (Software & Services)	532,512
32,300	NSK Ltd. (Capital Goods)	305,338
82,000	NTT DOCOMO, Inc. (Telecommunication Services)	2,284,203
4,200	Obic Co. Ltd. (Software & Services)	565,743
6,200	Odakyu Electric Railway Co. Ltd. (Transportation)	144,640
2,300	Omron Corp. (Technology Hardware & Equipment)	134,063
3,400	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	77,623
5,400	Otsuka Corp. (Software & Services)	215,649
3,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	151,552
55,400	Panasonic Corp. (Consumer Durables & Apparel)	519,607
10,500	Park24 Co. Ltd. (Commercial & Professional Services)	257,103
4,000	Pola Orbis Holdings, Inc. (Household & Personal Products)	95,276

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
15,900	Recruit Holdings Co. Ltd. (Commercial & Professional Services)	$595,540
49,100	Resona Holdings, Inc. (Banks)	214,004
1,000	Ryohin Keikaku Co. Ltd. (Retailing)	23,306
24,500	Sankyo Co. Ltd. (Consumer Durables & Apparel)	813,713
26,800	SBI Holdings, Inc. (Diversified Financials)	565,809
30,500	Seiko Epson Corp. (Technology Hardware & Equipment)	460,515
60,200	Sekisui House Ltd. (Consumer Durables & Apparel)	1,285,562
67,800	Seven Bank Ltd. (Banks)	222,119
7,000	Shimadzu Corp. (Technology Hardware & Equipment)	218,912
6,900	Shin-Etsu Chemical Co. Ltd. (Materials)	758,814
5,700	Shiseido Co. Ltd. (Household & Personal Products)	404,757
174,200	Softbank Corp. (Telecommunication Services)	2,335,966
400	SoftBank Group Corp. (Telecommunication Services)	17,367
3,800	Sompo Holdings, Inc. (Insurance)	149,225
10,600	Sony Corp. (Consumer Durables & Apparel)	719,716
44,600	Subaru Corp. (Automobiles & Components)	1,104,734
59,000	Sumitomo Chemical Co. Ltd. (Materials)	267,893
129,600	Sumitomo Corp. (Capital Goods)	1,924,993
5,500	Sumitomo Metal Mining Co. Ltd. (Materials)	177,100
8,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	328,725
300	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	11,859
9,700	Sysmex Corp. (Health Care Equipment & Services)	660,424
72,400	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,863,581
1,000	TDK Corp. (Technology Hardware & Equipment)	112,379
52,900	Tohoku Electric Power Co., Inc. (Utilities)	524,429
20,000	Tokio Marine Holdings, Inc. (Insurance)	1,119,777
5,300	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,157,149
300	Tokyo Gas Co. Ltd. (Utilities)	7,290
4,600	TOTO Ltd. (Capital Goods)	194,245
3,800	Toyoda Gosei Co. Ltd. (Automobiles & Components)	94,884
50,320	Toyota Motor Corp. (Automobiles & Components)	3,545,623
12,700	Trend Micro, Inc. (Software & Services)	649,857
61,200	USS Co. Ltd. (Retailing)	1,156,882

Common Stocks – (continued)
Japan – (continued)
3,300	Yamaha Corp. (Consumer Durables & Apparel)	182,964
22,600	Yamaha Motor Co. Ltd. (Automobiles & Components)	452,745
200	Yamato Holdings Co. Ltd. (Transportation)	3,410
2,800	Yaskawa Electric Corp. (Technology Hardware & Equipment)	105,479
3,900	ZOZO, Inc. (Retailing)	74,587

		70,916,746

Luxembourg – 0.8%
33,396	RTL Group SA (Media & Entertainment)(b)	1,645,482
60,498	SES SA FDR (Media & Entertainment)	848,258

		2,493,740

Macau – 0.4%
58,000	Galaxy Entertainment Group Ltd. (Consumer Services)	426,973
22,400	MGM China Holdings Ltd. (Consumer Services)	36,580
94,000	Sands China Ltd. (Consumer Services)	502,249
129,602	Wynn Macau Ltd. (Consumer Services)	319,368

		1,285,170

Netherlands – 4.8%
420,873	Aegon NV (Insurance)(b)	1,926,592
6,573	ASML Holding NV (Semiconductors & Semiconductor Equipment)(b)	1,945,980
41,897	ING Groep NV (Banks)	503,793
2,082	Koninklijke DSM NV (Materials)	272,212
79,221	Koninklijke KPN NV (Telecommunication Services)	234,445
23,351	Koninklijke Philips NV (Health Care Equipment & Services)	1,141,484
13,273	NN Group NV (Insurance)	504,677
13,987	Randstad NV (Commercial & Professional Services)	857,056
138,988	Royal Dutch Shell plc Class A (Energy)(b)	4,103,274
91,972	Royal Dutch Shell plc Class B (Energy)(b)	2,730,067

		14,219,580

New Zealand – 0.5%
44,354	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	663,801
256,996	Spark New Zealand Ltd. (Telecommunication Services)	749,403

		1,413,204

Norway – 1.4%
18,127	Aker BP ASA (Energy)	594,935
29,108	Gjensidige Forsikring ASA (Insurance)	611,004
109,204	Mowi ASA (Food, Beverage & Tobacco)	2,839,405

		4,045,344

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Portugal – 0.3%
54,313	EDP – Energias de Portugal SA (Utilities)	$235,686
23,359	Galp Energia SGPS SA (Energy)	392,152
20,123	Jeronimo Martins SGPS SA (Food & Staples Retailing)	331,613

		959,451

Russia – 0.3%
137,330	Evraz plc (Materials)	735,377

Singapore – 1.1%
2,800	City Developments Ltd. (Real Estate)	22,789
48,200	ComfortDelGro Corp. Ltd. (Transportation)	85,285
58,300	DBS Group Holdings Ltd. (Banks)	1,124,096
63,500	Keppel Corp. Ltd. (Capital Goods)	319,949
113,200	SATS Ltd. (Transportation)	426,098
58,200	Singapore Exchange Ltd. (Diversified Financials)	383,313
211,200	Singapore Technologies Engineering Ltd. (Capital Goods)	618,529
121,600	Singapore Telecommunications Ltd. (Telecommunication Services)	304,866
2,902	United Overseas Bank Ltd. (Banks)	57,091

		3,342,016

Spain – 3.1%
3,302	ACS Actividades de Construccion y Servicios SA (Capital Goods)	132,457
2,336	Aena SME SA (Transportation)(d)	447,853
12,460	Amadeus IT Group SA (Software & Services)	1,020,434
49,244	Enagas SA (Utilities)	1,256,089
74,268	Endesa SA (Utilities)	1,983,307
81,247	Ferrovial SA (Capital Goods)(b)	2,461,552
48,755	Naturgy Energy Group SA (Utilities)	1,227,701
99,563	Telefonica SA (Telecommunication Services)	696,255

		9,225,648

Sweden – 1.8%
7,060	Atlas Copco AB Class B (Capital Goods)	245,131
186,153	Skandinaviska Enskilda Banken AB Class A (Banks)	1,750,573
156,733	Swedbank AB Class A (Banks)	2,329,984
260,465	Telia Co. AB (Telecommunication Services)	1,119,094

		5,444,782

Switzerland – 11.3%
30,832	ABB Ltd. (Registered) (Capital Goods)	743,765
11,392	Adecco Group AG (Registered) (Commercial & Professional Services)	720,228
59,513	Coca-Cola HBC AG (Food, Beverage & Tobacco)*	2,022,847

Common Stocks – (continued)
Switzerland – (continued)
1,490	EMS-Chemie Holding AG (Registered) (Materials)	979,578
313	Geberit AG (Registered) (Capital Goods)	175,681
223	Givaudan SA (Registered) (Materials)	698,658
467,626	Glencore plc (Materials)*	1,456,056
8,736	Kuehne + Nagel International AG (Registered) (Transportation)	1,473,472
10,702	LafargeHolcim Ltd. (Registered) (Materials)*	593,720
69,268	Nestle SA (Registered) (Food, Beverage & Tobacco)	7,499,319
49,712	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,707,210
16,749	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,443,472
397	SGS SA (Registered) (Commercial & Professional Services)	1,087,253
821	Sonova Holding AG (Registered) (Health Care Equipment & Services)	187,688
70,661	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	1,906,478
737	Temenos AG (Registered) (Software & Services)*	116,585
42,724	UBS Group AG (Registered) (Diversified Financials)*	539,151
8,140	Zurich Insurance Group AG (Insurance)	3,339,025

		33,690,186

United Kingdom – 13.5%
38,588	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	1,923,998
250,164	BAE Systems plc (Capital Goods)	1,873,052
88,147	BP plc ADR (Energy)(b)	3,326,668
48,088	British American Tobacco plc (Food, Beverage & Tobacco)(b)	2,043,841
346,924	BT Group plc (Telecommunication Services)	884,029
15,610	Compass Group plc (Consumer Services)	391,214
13,945	Diageo plc (Food, Beverage & Tobacco)	587,596
50,835	easyJet plc (Transportation)	957,571
130,365	G4S plc (Commercial & Professional Services)	376,998
92,091	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	4,327,356
1,043,664	HSBC Holdings plc (Banks)(b)	8,170,265
118,878	J Sainsbury plc (Food & Staples Retailing)	362,489
851,722	Legal & General Group plc (Insurance)(b)	3,421,416

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
91,021	Marks & Spencer Group plc (Retailing)	$258,086
21,431	Micro Focus International plc (Software & Services)	300,798
110,948	Persimmon plc (Consumer Durables & Apparel)(b)	3,962,963
1,916	Reckitt Benckiser Group plc (Household & Personal Products)(b)	155,634
3,159	RELX plc (Commercial & Professional Services)	79,744
67,690	Segro plc (REIT)	806,017
69,634	Unilever NV (Household & Personal Products)(b)	3,996,346
35,815	Unilever plc ADR (Household & Personal Products)(b)	2,047,543
61,532	Wm Morrison Supermarkets plc (Food & Staples Retailing)	162,848

		40,416,472

TOTAL INVESTMENTS – 99.8%
(Cost $281,895,803)		$298,082,409

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		698,472

NET ASSETS – 100.0%		$298,780,881

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is segregated as collateral for call options written.

(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Investment Abbreviations:
ADR	—American Depositary Receipt
FDR	—Fiduciary Depositary Receipt
REIT	—Real Estate Investment Trust
SDR	—Swedish Depositary Receipt

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
FTSE 100 Index	3	03/20/2020	$297,995	$(2,896)
MSCI Singapore Index	1	01/30/2020	27,622	(151)
SPI 200 Index	1	03/19/2020	115,841	(1,986)
TOPIX Index	2	03/12/2020	316,783	(932)

Total				$(5,965)
Short position contracts:
EURO STOXX 50 Index	(25)	03/20/2020	$(1,045,705)	$351

Total Futures Contracts				$(5,614)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At December 31, 2019, the Fund had the following written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Written options contracts:
Calls
EURO STOXX 50 Index	Morgan Stanley Co., Inc.	3,750 EUR	03/20/2020	1,516	$(56,776,474)	$(1,334,890)	$(1,554,393)	$219,503
FTSE 100 Index		7,575 GBP	03/20/2020	228	(17,196,763)	(374,491)	(413,998)	39,507
Nikkei 225 Index		23,750 JPY	03/13/2020	161	(3,808,715,820)	(792,739)	(1,075,032)	282,293

Total written options contracts				1,905		$(2,502,120)	$(3,043,423)	$541,303

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 98.9%
Automobiles & Components – 1.0%
465,493	General Motors Co.	$17,037,044
21,887	Gentex Corp.	634,285

		17,671,329

Banks – 4.9%
8,543	CenterState Bank Corp.	213,404
8,614	Central Pacific Financial Corp.	254,802
478,577	Citizens Financial Group, Inc.	19,435,012
21,387	CVB Financial Corp.	461,531
471,338	Fifth Third Bancorp	14,488,930
5,468	First Citizens BancShares, Inc. Class A	2,910,124
231,014	Hilltop Holdings, Inc.	5,759,179
52,438	JPMorgan Chase & Co.	7,309,857
33,416	KeyCorp	676,340
109,814	PacWest Bancorp	4,202,582
47,974	PNC Financial Services Group, Inc. (The)	7,658,090
222,112	Popular, Inc.	13,049,080
109,647	Radian Group, Inc.	2,758,718
43,548	Regions Financial Corp.	747,284
15,338	SVB Financial Group*	3,850,452
139,730	Western Alliance Bancorp	7,964,610

		91,739,995

Capital Goods – 6.3%
23,710	AECOM*	1,022,612
17,182	Aerojet Rocketdyne Holdings, Inc.*	784,530
29,853	Albany International Corp. Class A	2,266,440
58,016	Allegion plc	7,225,313
159,740	Allison Transmission Holdings, Inc.	7,718,637
33,469	Boeing Co. (The)	10,902,861
16,764	Builders FirstSource, Inc.*	425,973
936	Carlisle Cos., Inc.	151,482
40,872	Eaton Corp. plc	3,871,396
13,565	Fortive Corp.	1,036,230
68,049	HD Supply Holdings, Inc.*	2,736,931
9,481	Honeywell International, Inc.	1,678,137
97,597	Illinois Tool Works, Inc.	17,531,349
431,224	Johnson Controls International plc	17,555,129
39,726	L3Harris Technologies, Inc.	7,860,584
26,915	Lockheed Martin Corp.	10,480,163
13,539	PACCAR, Inc.	1,070,935
3,060	Parker-Hannifin Corp.	629,809
64,168	Raytheon Co.	14,100,276
20,702	Simpson Manufacturing Co., Inc.	1,660,922
4,653	United Rentals, Inc.*	775,981
23,184	Watsco, Inc.	4,176,598
5,672	WW Grainger, Inc.	1,920,085

		117,582,373

Commercial & Professional Services – 1.0%
29,156	Cintas Corp.	7,845,297
7,506	CoStar Group, Inc.*	4,490,840
2,730	Insperity, Inc.	234,889
36,874	ManpowerGroup, Inc.	3,580,465
38,786	TransUnion	3,320,469

		19,471,960

Common Stocks – (continued)
Consumer Durables & Apparel – 1.3%
8,617	Columbia Sportswear Co.	863,337
142,595	DR Horton, Inc.	7,521,886
114,608	NIKE, Inc. Class B	11,610,937
1,156	NVR, Inc.*	4,402,522
2,034	TopBuild Corp.*	209,665

		24,608,347

Consumer Services – 3.6%
45,624	Carnival Corp.	2,319,068
20,555	Chipotle Mexican Grill, Inc.*	17,206,796
46,795	Domino’s Pizza, Inc.	13,747,435
4,259	Las Vegas Sands Corp.	294,041
599,826	MGM Resorts International	19,956,211
5,307	Wyndham Hotels & Resorts, Inc.	333,333
87,531	Yum China Holdings, Inc.	4,202,363
87,531	Yum! Brands, Inc.	8,816,998

		66,876,245

Diversified Financials – 7.2%
606,772	Ally Financial, Inc.	18,542,952
32,395	Ameriprise Financial, Inc.	5,396,359
481,411	AXA Equitable Holdings, Inc.	11,929,365
217,501	Bank of New York Mellon Corp. (The)	10,946,825
38,603	Berkshire Hathaway, Inc. Class B*	8,743,579
4,505	Capital One Financial Corp.	463,610
151,400	E*TRADE Financial Corp.	6,869,018
133,583	Morgan Stanley	6,828,763
42,764	MSCI, Inc.	11,040,810
71,481	Nasdaq, Inc.	7,655,615
183,524	State Street Corp.	14,516,748
543,321	Synchrony Financial	19,564,989
182,301	Voya Financial, Inc.	11,116,715

		133,615,348

Energy – 2.5%
36,539	Apergy Corp.*	1,234,287
64,939	Baker Hughes Co.	1,664,386
86,358	Cabot Oil & Gas Corp.	1,503,493
197,802	ConocoPhillips	12,863,064
69,811	DHT Holdings, Inc.	578,035
1,567	Diamondback Energy, Inc.	145,512
142,607	HollyFrontier Corp.	7,231,601
32,063	Marathon Oil Corp.	435,415
70,213	Marathon Petroleum Corp.	4,230,333
10,485	Scorpio Tankers, Inc.	412,480
98,364	Valero Energy Corp.	9,211,789
247,662	Williams Cos., Inc. (The)	5,874,543
49,961	World Fuel Services Corp.	2,169,307

		47,554,245

Food & Staples Retailing – 0.3%
86,084	Walgreens Boots Alliance, Inc.	5,075,513

Food, Beverage & Tobacco – 3.2%
149,824	Darling Ingredients, Inc.*	4,207,058
48,194	Freshpet, Inc.*	2,847,783

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
35,366	Lamb Weston Holdings, Inc.	$3,042,537
13,685	Lancaster Colony Corp.	2,190,968
138,713	Monster Beverage Corp.*	8,815,211
269,286	Philip Morris International, Inc.	22,913,546
7,412	Sanderson Farms, Inc.	1,306,143
167,342	Tyson Foods, Inc. Class A	15,234,816

		60,558,062

Health Care Equipment & Services – 9.4%
23,348	Align Technology, Inc.*	6,515,026
88,580	Anthem, Inc.	26,753,817
27,146	Cigna Corp.	5,551,086
22,745	Cooper Cos., Inc. (The)	7,307,741
92,467	Dentsply Sirona, Inc.	5,232,708
6,252	Edwards Lifesciences Corp.*	1,458,529
143,177	HCA Healthcare, Inc.	21,162,992
17,555	Hill-Rom Holdings, Inc.	1,993,019
35,490	Humana, Inc.	13,007,795
37,074	IDEXX Laboratories, Inc.*	9,681,134
54,425	Molina Healthcare, Inc.*	7,384,928
73,289	STERIS plc	11,170,709
6,276	Tandem Diabetes Care, Inc.*	374,112
27,003	Teleflex, Inc.	10,165,009
76,038	UnitedHealth Group, Inc.	22,353,651
119,614	Universal Health Services, Inc. Class B	17,159,825
25,207	WellCare Health Plans, Inc.*	8,323,604
6,757	West Pharmaceutical Services, Inc.	1,015,780

		176,611,465

Household & Personal Products – 0.1%
5,710	Estee Lauder Cos., Inc. (The) Class A	1,179,343
8,185	Procter & Gamble Co. (The)	1,022,307

		2,201,650

Insurance – 3.4%
397,903	American Equity Investment Life Holding Co.	11,909,237
10,303	Aon plc	2,146,012
49,736	Argo Group International Holdings Ltd.	3,270,142
95,522	Brighthouse Financial, Inc.*	3,747,328
97,260	Lincoln National Corp.	5,739,312
17,026	Marsh & McLennan Cos., Inc.	1,896,867
113,236	Reinsurance Group of America, Inc.	18,464,262
52,724	Travelers Cos., Inc. (The)	7,220,552
120,090	Unum Group	3,501,824
5,184	White Mountains Insurance Group Ltd.	5,782,804

		63,678,340

Materials – 2.6%
314,772	Alcoa Corp.*	6,770,746
131,952	Axalta Coating Systems Ltd.*	4,011,341
28,678	Boise Cascade Co.	1,047,607
12,663	Celanese Corp.	1,559,069

Common Stocks – (continued)
Materials – (continued)
103,041	Corteva, Inc.	3,045,892
53,123	Domtar Corp.	2,031,423
8,667	Dow, Inc.	474,345
57,857	DuPont de Nemours, Inc.	3,714,419
43,141	Sherwin-Williams Co. (The)	25,174,499

		47,829,341

Media & Entertainment – 6.5%
21,392	Alphabet, Inc. Class A*	28,652,231
17,482	Alphabet, Inc. Class C*	23,373,784
94,443	Comcast Corp. Class A	4,247,102
223,913	Facebook, Inc. Class A*	45,958,143
264,100	Liberty Global plc Class C*	5,756,059
20,711	Match Group, Inc.*(a)	1,700,580
17,336	Netflix, Inc.*	5,609,410
19,265	New York Times Co. (The) Class A	619,755
11,254	Nexstar Media Group, Inc. Class A	1,319,531
32,686	Take-Two Interactive Software, Inc.*	4,001,747
185,433	Zynga, Inc. Class A*	1,134,850

		122,373,192

Pharmaceuticals, Biotechnology & Life Sciences – 7.6%
344,139	AbbVie, Inc.	30,470,067
121,751	Alexion Pharmaceuticals, Inc.*	13,167,371
58,994	Amgen, Inc.	14,221,684
29,955	Biogen, Inc.*	8,888,547
1,738	BioMarin Pharmaceutical, Inc.*	146,948
6,525	Bruker Corp.	332,579
60,470	Gilead Sciences, Inc.	3,929,341
60,239	Incyte Corp.*	5,260,069
4,614	IQVIA Holdings, Inc.*	712,909
39,643	Jazz Pharmaceuticals plc*	5,917,907
101,303	Johnson & Johnson	14,777,069
26,154	Merck & Co., Inc.	2,378,706
25,617	Mettler-Toledo International, Inc.*	20,321,454
279,257	Pfizer, Inc.	10,941,289
5,885	PRA Health Sciences, Inc.*	654,118
11,659	Repligen Corp.*	1,078,457
3,494	Thermo Fisher Scientific, Inc.	1,135,096
38,119	Vertex Pharmaceuticals, Inc.*	8,346,155

		142,679,766

Real Estate – 6.2%
88,800	American Tower Corp. (REIT)	20,408,016
15,149	Apartment Investment & Management Co. Class A (REIT)	782,446
53,569	Camden Property Trust (REIT)	5,683,671
6,702	CBRE Group, Inc. Class A*	410,766
18,849	CoreSite Realty Corp. (REIT)	2,113,350
4,262	Digital Realty Trust, Inc. (REIT)	510,332
453,423	Duke Realty Corp. (REIT)	15,720,175
222,726	Equity LifeStyle Properties, Inc. (REIT)	15,677,683
158,196	First Industrial Realty Trust, Inc. (REIT)	6,566,716
368,733	Invitation Homes, Inc. (REIT)	11,050,928

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
81,456	Kimco Realty Corp. (REIT)	$1,686,954
3,471	Lamar Advertising Co. Class A (REIT)	309,821
207,843	Prologis, Inc. (REIT)	18,527,125
1,888	PS Business Parks, Inc. (REIT)	311,275
160,185	Retail Properties of America, Inc. Class A (REIT)	2,146,479
216,716	Rexford Industrial Realty, Inc. (REIT)	9,897,626
65,102	STORE Capital Corp. (REIT)	2,424,398
14,723	Terreno Realty Corp. (REIT)	797,116

		115,024,877

Retailing – 6.3%
24,767	Amazon.com, Inc.*	45,765,453
13,508	Asbury Automotive Group, Inc.*	1,510,059
26,728	AutoNation, Inc.*	1,299,783
6,539	AutoZone, Inc.*	7,789,976
2,240	Booking Holdings, Inc.*	4,600,355
64,576	Dick’s Sporting Goods, Inc.	3,195,866
96,908	eBay, Inc.	3,499,348
108,585	Lowe’s Cos., Inc.	13,004,140
12,985	Macy’s, Inc.	220,745
1,541	MercadoLibre, Inc.*	881,360
31,865	O’Reilly Automotive, Inc.*	13,965,155
13,856	Pool Corp.	2,942,737
149,794	Target Corp.	19,205,089

		117,880,066

Semiconductors & Semiconductor Equipment – 4.2%
340,111	Applied Materials, Inc.	20,760,375
46,951	Inphi Corp.*	3,475,313
31,784	Intel Corp.	1,902,272
37,989	KLA Corp.	6,768,500
15,650	Lam Research Corp.	4,576,060
52,273	Maxim Integrated Products, Inc.	3,215,312
7,383	NVIDIA Corp.	1,737,220
137,479	NXP Semiconductors NV	17,495,578
96,874	ON Semiconductor Corp.*	2,361,788
100,492	Teradyne, Inc.	6,852,550
63,128	Texas Instruments, Inc.	8,098,691
6,442	Universal Display Corp.	1,327,503

		78,571,162

Software & Services – 9.3%
44,829	Adobe, Inc.*	14,785,053
18,021	Black Knight, Inc.*	1,161,994
6,462	CACI International, Inc. Class A*	1,615,435
36,379	Cadence Design Systems, Inc.*	2,523,248
96,260	Citrix Systems, Inc.	10,675,234
65,017	DXC Technology Co.	2,443,989
5,074	EPAM Systems, Inc.*	1,076,500
1,293	Fair Isaac Corp.*	484,461
79,080	Fortinet, Inc.*	8,442,581
6,626	Intuit, Inc.	1,735,548
339,794	Microsoft Corp.	53,585,514
95,193	Nuance Communications, Inc.*	1,697,291

Common Stocks – (continued)
Software & Services – (continued)
212,943	Oracle Corp.	11,281,720
35,788	Palo Alto Networks, Inc.*	8,275,975
215,818	PayPal Holdings, Inc.*	23,345,033
85,928	Perspecta, Inc.	2,271,936
4,090	ServiceNow, Inc.*	1,154,689
14,421	Synopsys, Inc.*	2,007,403
44,266	VeriSign, Inc.*	8,529,173
88,426	Visa, Inc. Class A	16,615,245

		173,708,022

Technology Hardware & Equipment – 6.8%
311,602	Apple, Inc.	91,501,927
70,413	HP, Inc.	1,446,987
213,825	Jabil, Inc.	8,837,387
206,826	Keysight Technologies, Inc.*	21,226,552
5,155	Lumentum Holdings, Inc.*	408,792
42,942	NetApp, Inc.	2,673,140
50,009	Viavi Solutions, Inc.*	750,135

		126,844,920

Telecommunication Services – 0.6%
34,825	AT&T, Inc.	1,360,961
148,379	Cogent Communications Holdings, Inc.	9,764,822

		11,125,783

Transportation – 2.2%
24,642	Alaska Air Group, Inc.	1,669,495
31,353	CSX Corp.	2,268,703
354,742	Delta Air Lines, Inc.	20,745,312
387,733	JetBlue Airways Corp.*	7,258,362
12,022	Norfolk Southern Corp.	2,333,831
63,265	Southwest Airlines Co.	3,415,045
22,216	Union Pacific Corp.	4,016,431

		41,707,179

Utilities – 2.4%
847,779	AES Corp.	16,870,802
137,769	American Electric Power Co., Inc.	13,020,548
9,873	American Water Works Co., Inc.	1,212,898
46,810	CMS Energy Corp.	2,941,541
79,484	FirstEnergy Corp.	3,862,922
132,478	NRG Energy, Inc.	5,266,001
67,704	Vistra Energy Corp.	1,556,515

		44,731,227

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,186,612,926)		$1,849,720,407

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(b) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,661,100	1.638%	$1,661,100
(Cost $1,661,100)

TOTAL INVESTMENTS – 99.0%
(Cost $1,188,274,026)		$1,851,381,507

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		18,733,594

NET ASSETS – 100.0%		$1,870,115,101

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 98.8%
Australia – 8.7%
5,496	Altium Ltd. (Software & Services)	$133,917
67,675	ASX Ltd. (Diversified Financials)	3,726,196
277,024	Beach Energy Ltd. (Energy)	489,987
66,863	Bendigo & Adelaide Bank Ltd. (Banks)	458,804
332,414	BHP Group Ltd. (Materials)	9,102,263
48,043	BlueScope Steel Ltd. (Materials)	508,852
497,652	Coles Group Ltd. (Food & Staples Retailing)	5,180,439
13,856	Commonwealth Bank of Australia (Banks)	777,291
3,669	Flight Centre Travel Group Ltd. (Consumer Services)	113,482
365,172	Fortescue Metals Group Ltd. (Materials)	2,752,798
21,074	JB Hi-Fi Ltd. (Retailing)	557,745
141,746	Magellan Financial Group Ltd. (Diversified Financials)	5,679,042
963,086	Qantas Airways Ltd. (Transportation)	4,800,503
31,491	REA Group Ltd. (Media & Entertainment)	2,287,721
82,896	Rio Tinto Ltd. (Materials)	5,864,896
61,893	Rio Tinto plc ADR (Materials)	3,673,968
453,701	Santos Ltd. (Energy)	2,610,124
55,140	Sonic Healthcare Ltd. (Health Care Equipment & Services)	1,111,784
557,970	Telstra Corp. Ltd. (Telecommunication Services)	1,385,993
221,220	Wesfarmers Ltd. (Retailing)	6,429,036
146,301	Woodside Petroleum Ltd. (Energy)	3,537,354
244,727	Woolworths Group Ltd. (Food & Staples Retailing)	6,207,126

		67,389,321

Austria – 0.3%
23,884	BAWAG Group AG (Banks)(a)	1,079,489
21,008	Erste Group Bank AG (Banks)*	789,106
4,523	Wienerberger AG (Materials)	134,040

		2,002,635

Belgium – 1.1%
22,769	Ageas (Insurance)	1,346,390
25,111	Galapagos NV (Pharmaceuticals, Biotechnology & Life Sciences)*	5,229,306
25,701	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	2,045,146

		8,620,842

Cambodia – 0.4%
1,570,000	NagaCorp Ltd. (Consumer Services)	2,741,995

China – 0.2%
640,000	Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)	1,092,313
363,000	Towngas China Co. Ltd. (Utilities)*	251,458

		1,343,771

Common Stocks – (continued)
Denmark – 2.4%
50,054	GN Store Nord A/S (Health Care Equipment & Services)	2,354,576
173,397	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	10,048,154
17,347	Orsted A/S (Utilities)(a)	1,794,109
13,800	Pandora A/S (Consumer Durables & Apparel)	600,320
8,049	Royal Unibrew A/S (Food, Beverage & Tobacco)	737,278
30,262	Vestas Wind Systems A/S (Capital Goods)	3,056,659

		18,591,096

Finland – 0.8%
28,840	Neste OYJ (Energy)	1,003,491
140,298	UPM-Kymmene OYJ (Materials)	4,867,569

		5,871,060

France – 10.3%
8,154	Air France-KLM (Transportation)*	90,768
64,325	Air Liquide SA (Materials)	9,119,411
51,109	Alstom SA (Capital Goods)	2,428,652
30,686	Arkema SA (Materials)	3,281,178
151,983	BNP Paribas SA (Banks)	9,033,580
4,710	Capgemini SE (Software & Services)	576,056
10,351	Danone SA (Food, Beverage & Tobacco)	859,609
10,582	Gaztransport Et Technigaz SA (Energy)	1,019,221
26,412	Gecina SA (REIT)	4,728,364
8,730	Kering SA (Consumer Durables & Apparel)	5,752,329
9,965	Klepierre SA (REIT)	379,108
66,891	Legrand SA (Capital Goods)	5,462,576
72,819	Natixis SA (Diversified Financials)	324,373
47,018	Safran SA (Capital Goods)	7,262,370
58,816	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	5,906,742
24,349	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	4,041,634
90,347	Schneider Electric SE (Capital Goods)	9,282,227
72,711	SCOR SE (Insurance)	3,060,831
11,081	Teleperformance (Commercial & Professional Services)	2,707,286
68,054	TOTAL SA (Energy)	3,776,352

		79,092,667

Germany – 6.4%
61,911	alstria office REIT-AG (REIT)	1,163,213
11,859	BASF SE (Materials)	893,417
20,835	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,693,816
68,151	Covestro AG (Materials)(a)	3,171,074

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
264,644	Deutsche Lufthansa AG (Registered) (Transportation)	$4,871,328
26,716	Deutsche Pfandbriefbank AG (Banks)(a)	435,114
107,419	Deutsche Post AG (Registered) (Transportation)	4,084,520
20,206	DWS Group GmbH & Co. KGaA (Diversified Financials)(a)	717,463
12,531	Hannover Rueck SE (Insurance)	2,416,161
45,985	HeidelbergCement AG (Materials)	3,341,495
40,870	Hella GmbH & Co. KGaA (Automobiles & Components)	2,258,529
14,493	MTU Aero Engines AG (Capital Goods)	4,129,428
24,529	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered) (Insurance)	7,238,336
48,540	Nemetschek SE (Software & Services)	3,197,741
22,209	Porsche Automobil Holding SE (Preference) (Automobiles & Components)(b)	1,647,870
8,109	Rheinmetall AG (Capital Goods)	929,794
210,313	Schaeffler AG (Preference) (Automobiles & Components)(b)	2,270,774
31,082	Siltronic AG (Semiconductors & Semiconductor Equipment)	3,122,897
6,205	Talanx AG (Insurance)	307,098
16,624	TLG Immobilien AG (Real Estate)	530,511
23,299	Uniper SE (Utilities)	770,070

		49,190,649

Hong Kong – 2.2%
1,091,400	AIA Group Ltd. (Insurance)	11,479,309
5,006,000	WH Group Ltd. (Food, Beverage & Tobacco)(a)	5,176,074
21,000	Wheelock & Co. Ltd. (Real Estate)	139,992
87,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	256,762

		17,052,137

Ireland – 0.1%
195,105	C&C Group plc (Food, Beverage & Tobacco)	1,050,543

Israel – 0.2%
135,686	Plus500 Ltd. (Diversified Financials)	1,592,405

Italy – 3.0%
191,464	Azimut Holding SpA (Diversified Financials)	4,574,807
4,498	Banca Generali SpA (Diversified Financials)	146,225
193,118	Banca Mediolanum SpA (Diversified Financials)	1,919,039
2,617,144	Intesa Sanpaolo SpA (Banks)	6,894,055
73,648	Iren SpA (Utilities)	228,171
431,246	Mediobanca Banca di Credito Finanziario SpA (Banks)	4,748,252

Common Stocks – (continued)
Italy – (continued)
394,636	Poste Italiane SpA (Insurance)(a)	4,484,200

		22,994,749

Japan – 26.3%
135,100	AGC, Inc. (Capital Goods)	4,830,901
22,000	Aisin Seiki Co. Ltd. (Automobiles & Components)	814,873
102,000	Alps Alpine Co. Ltd. (Technology Hardware & Equipment)	2,315,332
207,000	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	3,533,487
19,300	Autobacs Seven Co. Ltd. (Retailing)	303,947
76,100	Benesse Holdings, Inc. (Consumer Services)	2,000,269
148,300	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	2,963,553
2,600	Central Japan Railway Co. (Transportation)	522,779
85,200	Chubu Electric Power Co., Inc. (Utilities)	1,204,374
179,700	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	4,860,445
175,700	Daiwa House Industry Co. Ltd. (Real Estate)	5,439,120
19,000	DCM Holdings Co. Ltd. (Retailing)	185,054
36,500	Dentsu Group, Inc. (Media & Entertainment)	1,257,639
2,900	Disco Corp. (Semiconductors & Semiconductor Equipment)	680,993
25,400	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,900,580
60,300	FamilyMart Co. Ltd. (Food & Staples Retailing)	1,444,167
63,100	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	3,013,397
73,300	Fujitsu Ltd. (Software & Services)	6,894,292
800	Hirose Electric Co. Ltd. (Technology Hardware & Equipment)	102,265
72,600	Hoya Corp. (Health Care Equipment & Services)	6,930,545
84,900	Ibiden Co. Ltd. (Technology Hardware & Equipment)	2,021,278
46,800	Idemitsu Kosan Co. Ltd. (Energy)	1,293,165
85,600	JXTG Holdings, Inc. (Energy)	388,502
44,500	Kao Corp. (Household & Personal Products)	3,670,142
23,400	KDDI Corp. (Telecommunication Services)	698,171
4,700	Kobayashi Pharmaceutical Co. Ltd. (Household & Personal Products)	398,096
18,200	Konami Holdings Corp. (Media & Entertainment)	747,884
65,800	K’s Holdings Corp. (Retailing)	860,264
6,500	Kyoritsu Maintenance Co. Ltd. (Consumer Services)	307,831
279,200	LIXIL Group Corp. (Capital Goods)	4,818,115

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
72,600	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	$2,810,707
275,200	Mazda Motor Corp. (Automobiles & Components)	2,345,100
85,500	Mitsubishi Materials Corp. (Materials)	2,320,444
1,441,400	Mitsubishi UFJ Financial Group, Inc. (Banks)	7,792,694
74,600	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	480,252
4,248,800	Mizuho Financial Group, Inc. (Banks)	6,544,935
12,600	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	775,512
15,000	NET One Systems Co. Ltd. (Software & Services)	382,982
58,800	Nexon Co. Ltd. (Media & Entertainment)*	779,999
207,600	NGK Insulators Ltd. (Capital Goods)	3,611,415
5,000	Nihon Unisys Ltd. (Software & Services)	156,845
232,600	Nikon Corp. (Consumer Durables & Apparel)	2,844,619
7,200	Nippon Paper Industries Co. Ltd. (Materials)	121,511
135,200	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	3,417,003
222,800	Nippon Yusen KK (Transportation)	4,015,674
56,800	Nitto Denko Corp. (Materials)	3,193,739
229,500	Nomura Research Institute Ltd. (Software & Services)	4,908,094
362,300	NTT Data Corp. (Software & Services)	4,845,395
7,800	Okinawa Electric Power Co., Inc. (The) (Utilities)	146,368
377,600	Olympus Corp. (Health Care Equipment & Services)	5,819,838
4,500	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	102,737
20,100	Otsuka Corp. (Software & Services)	802,692
26,700	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,190,133
83,600	SAMTY Co. Ltd. (Real Estate)	1,719,467
58,900	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,121,641
21,600	SCSK Corp. (Software & Services)	1,120,054
62,600	Secom Co. Ltd. (Commercial & Professional Services)	5,586,596
13,400	Seiko Holdings Corp. (Consumer Durables & Apparel)	357,348
7,200	Seino Holdings Co. Ltd. (Transportation)	97,276
249,200	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	4,323,597
184,300	Sekisui House Ltd. (Consumer Durables & Apparel)	3,935,700

Common Stocks – (continued)
Japan – (continued)
74,900	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	2,745,492
10,400	Shikoku Electric Power Co., Inc. (Utilities)	102,730
63,000	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,897,276
143,800	Softbank Corp. (Telecommunication Services)	1,928,312
33,400	SoftBank Group Corp. (Telecommunication Services)	1,450,129
134,000	Sony Corp. (Consumer Durables & Apparel)	9,098,294
127,400	Subaru Corp. (Automobiles & Components)	3,155,677
14,800	Sugi Holdings Co. Ltd. (Food & Staples Retailing)	780,769
127,500	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,470,330
109,600	Sundrug Co. Ltd. (Food & Staples Retailing)	3,965,544
1,300	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	95,934
6,600	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	201,315
59,500	TDK Corp. (Technology Hardware & Equipment)	6,686,559
79,500	TIS, Inc. (Software & Services)	4,699,489
17,300	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	3,777,110
74,700	Toshiba Corp. (Capital Goods)	2,535,449
4,900	Toyota Motor Corp. (Automobiles & Components)	345,261
98,800	Toyota Tsusho Corp. (Capital Goods)	3,470,610
6,200	Vision, Inc. (Telecommunication Services)*	102,829
25,500	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	1,619,997
949,300	Yamada Denki Co. Ltd. (Retailing)	5,037,015
5,300	Yellow Hat Ltd. (Retailing)	94,683
56,700	Z Holdings Corp. (Media & Entertainment)	239,394

		202,572,025

Macau – 0.0%
316,000	SJM Holdings Ltd. (Consumer Services)	359,818

Netherlands – 6.5%
60,956	Akzo Nobel NV (Materials)	6,225,067
40,276	ASM International NV (Semiconductors & Semiconductor Equipment)	4,546,051
150,649	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	5,848,657

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
237,046	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	$5,943,312
19,428	Koninklijke Philips NV (Health Care Equipment & Services)	949,713
135,161	NN Group NV (Insurance)	5,139,199
15,870	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)(c)	2,019,616
47,507	Randstad NV (Commercial & Professional Services)	2,910,999
155,059	Royal Dutch Shell plc Class B (Energy)	4,602,722
8,630	Royal Dutch Shell plc Class B ADR (Energy)	517,541
157,260	Signify NV (Capital Goods)(a)	4,922,049
89,615	Wolters Kluwer NV (Commercial & Professional Services)	6,543,285

		50,168,211

Norway – 1.2%
214,562	DNB ASA (Banks)	4,015,078
134,903	Equinor ASA (Energy)	2,690,274
129,507	Orkla ASA (Food, Beverage & Tobacco)	1,313,307
7,575	Salmar ASA (Food, Beverage & Tobacco)	388,190
26,565	Schibsted ASA Class A (Media & Entertainment)	803,736
12,311	SpareBank 1 SMN (Banks)	140,508
14,276	SpareBank 1 SR-Bank ASA (Banks)	162,610

		9,513,703

Portugal – 0.0%
24,864	NOS SGPS SA (Media & Entertainment)	134,265

Singapore – 0.2%
520,400	Wilmar International Ltd. (Food, Beverage & Tobacco)	1,594,349

Spain – 1.2%
3,875	ACS Actividades de Construccion y Servicios SA (Capital Goods)	155,442
303,671	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,704,909
50,707	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,791,554
825,688	Telefonica SA (Telecommunication Services)	5,774,123
2,740	Viscofan SA (Food, Beverage & Tobacco)	145,067

		9,571,095

Sweden – 2.6%
200,662	Boliden AB (Materials)*	5,329,317
175,946	Essity AB Class B (Household & Personal Products)	5,666,558
104,641	Sandvik AB (Capital Goods)	2,038,131

Common Stocks – (continued)
Sweden – (continued)
57,994	SKF AB Class B (Capital Goods)	1,174,166
349,298	Volvo AB Class B (Capital Goods)	5,847,665

		20,055,837

Switzerland – 11.5%
81,614	Adecco Group AG (Registered) (Commercial & Professional Services)	5,159,820
18,607	Baloise Holding AG (Registered) (Insurance)	3,367,596
26,010	Flughafen Zurich AG (Registered) (Transportation)	4,747,603
63	Forbo Holding AG (Registered) (Consumer Durables & Apparel)	107,205
11,408	Helvetia Holding AG (Registered) (Insurance)	1,611,370
117,459	LafargeHolcim Ltd. (Registered) (Materials)*	6,516,330
8,841	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	3,225,262
58,948	Nestle SA (Registered) (Food, Beverage & Tobacco)	6,382,021
162,476	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	15,384,789
53,037	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	17,237,174
24,115	Sonova Holding AG (Registered) (Health Care Equipment & Services)	5,512,895
10,870	Swiss Life Holding AG (Registered) (Insurance)	5,453,157
48,203	Swiss Re AG (Insurance)	5,415,247
590,768	UBS Group AG (Registered) (Diversified Financials)*	7,455,131
3,175	Zurich Insurance Group AG (Insurance)	1,302,384

		88,877,984

United Kingdom – 12.3%
26,288	Ashmore Group plc (Diversified Financials)	180,325
1,160,885	Aviva plc (Insurance)	6,443,550
571,898	Barratt Developments plc (Consumer Durables & Apparel)	5,662,613
19,553	Big Yellow Group plc (REIT)	310,553
52,320	boohoo Group plc (Retailing)*	206,454
9,969	Bovis Homes Group plc (Consumer Durables & Apparel)	179,323
797,279	BT Group plc (Telecommunication Services)	2,031,619
210,728	Diageo plc (Food, Beverage & Tobacco)	8,879,382
26,165	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	1,328,848
31,964	Drax Group plc (Utilities)	132,946
38,600	Dunelm Group plc (Retailing)	591,067

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
226,879	Experian plc (Commercial & Professional Services)	$7,691,080
292,910	Fiat Chrysler Automobiles NV (Automobiles & Components)	4,342,840
29,842	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,402,276
12,317	Greggs plc (Consumer Services)	375,698
184,788	Halma plc (Technology Hardware & Equipment)	5,174,552
83,085	HSBC Holdings plc (Banks)	650,426
130,775	International Consolidated Airlines Group SA (Transportation)	1,082,055
259,550	JD Sports Fashion plc (Retailing)	2,882,974
43,842	London Stock Exchange Group plc (Diversified Financials)	4,505,733
597,203	National Grid plc (Utilities)	7,463,348
163,374	Persimmon plc (Consumer Durables & Apparel)	5,835,573
26,738	Phoenix Group Holdings plc (Insurance)	265,633
400,965	Prudential plc (Insurance)	7,682,745
96,690	Redrow plc (Consumer Durables & Apparel)	954,359
160,737	Segro plc (REIT)	1,913,971
242,706	Smith & Nephew plc (Health Care Equipment & Services)	5,849,394
60,036	SSE plc (Utilities)	1,145,021
1,626,528	Taylor Wimpey plc (Consumer Durables & Apparel)	4,170,537
23,943	Unilever NV (Household & Personal Products)	1,374,106
17,834	Unilever plc (Household & Personal Products)	1,020,866
33,909	Unilever plc ADR (Household & Personal Products)(c)	1,938,577

Common Stocks – (continued)
United Kingdom – (continued)
8,445	UNITE Group plc (The) (REIT)	140,947
16,268	Workspace Group plc (REIT)	255,997
54,753	WPP plc (Media & Entertainment)	770,499

		94,835,887

United States – 0.9%
12,718	Carnival plc ADR (Consumer Services)	612,499
65,149	Ferguson plc (Capital Goods)	5,929,007

		6,541,506

TOTAL INVESTMENTS – 98.8%
(Cost $667,799,818)		$761,758,550

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		9,634,614

NET ASSETS – 100.0%		$771,393,164

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	95	03/20/2020	$3,973,678	$(35,519)
FTSE 100 Index	18	03/20/2020	1,787,972	2,246
Hang Seng Index	1	01/30/2020	181,397	808
MSCI Singapore Index	4	01/30/2020	110,487	(601)
SPI 200 Index	6	03/19/2020	695,048	(15,782)
TOPIX Index	11	03/12/2020	1,742,304	3,833

Total Futures Contracts				$(45,015)

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

December 31, 2019

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax-Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $2,381,706,030, $281,895,803, $1,186,612,926 and $667,799,818)(a)	$2,994,690,699	$298,082,409	$1,849,720,407	$761,758,550
Investments in affiliated issuers, at value (cost $71,990,719, $0, $0 and $0)	71,990,719	—	—	—
Investments in affiliated securities lending reinvestment vehicle, at value (cost $242,125, $0, $1,661,100 and $0)	242,125	—	1,661,100	—
Cash	3,577,759	270,653	23,572,067	781,666
Foreign currencies, at value (cost $0, $1,465,725, $0 and $8,372,156)	—	1,468,664	—	8,637,019
Receivables:
Investments sold	8,739,918	—	—	—
Dividends	2,821,929	426,405	1,464,378	393,518
Fund shares sold	1,212,070	31,018	862,929	1,065,135
Reimbursement from investment adviser	51,949	32,433	—	58,674
Securities lending income	6,006	—	2,937	—
Foreign tax reclaims	—	2,041,383	—	1,338,126
Variation margin on futures	41,587	—	—	—
Other assets	56,726	33,712	25,797	34,067
Total assets	3,083,431,487	302,386,677	1,877,309,615	774,066,755

Liabilities:
Written options, at value (premiums received $24,785,966, $3,043,423, $0 and $0)	45,820,340	2,502,120	—	—
Variation margin on futures	—	3,944	—	22,678
Payables:
Investments purchased	28,094,556	—	—	—
Fund shares redeemed	3,432,706	561,718	4,150,303	1,749,878
Management fees	1,755,552	207,987	1,050,327	552,042
Distribution and Service fees and Transfer Agency fees	335,510	10,505	87,002	24,653
Payable upon return of securities loaned	242,125	—	1,661,100	—
Accrued expenses	516,465	319,522	245,782	324,340
Total liabilities	80,197,254	3,605,796	7,194,514	2,673,591

Net Assets:
Paid-in capital	2,430,164,056	335,041,141	1,216,556,371	706,062,398
Total distributable earnings (loss)	573,070,177	(36,260,260)	653,558,730	65,330,766
NET ASSETS	$3,003,234,233	$298,780,881	$1,870,115,101	$771,393,164
Net Assets:
Class A	$195,689,183	$2,424,234	$68,427,333	$8,419,237
Class C	141,029,201	814,888	18,340,773	1,307,961
Institutional	1,242,858,081	12,004,813	45,718,319	15,782,893
Service	—	—	1,648,690	—
Investor	468,253,900	8,914,568	21,591,193	18,289,935
Class P	679,431,164	138,381,032	138,398,662	67,038,370
Class R6	275,972,704	136,241,346	1,575,990,131	660,554,768
Total Net Assets	$3,003,234,233	$298,780,881	$1,870,115,101	$771,393,164
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	14,620,924	333,076	2,679,592	807,376
Class C	10,582,164	116,054	760,560	128,543
Institutional	93,120,523	1,682,287	1,747,698	1,517,095
Service	—	—	64,162	—
Investor	35,061,268	1,252,766	832,677	1,758,146
Class P	50,913,023	19,374,321	5,335,893	6,483,481
Class R6	20,684,950	19,103,181	60,777,431	63,918,672
Net asset value, offering and redemption price per share:(b)
Class A	$13.38	$7.28	$25.54	$10.43
Class C	13.33	7.02	24.11	10.18
Institutional	13.35	7.14	26.16	10.40
Service	—	—	25.70	—
Investor	13.36	7.12	25.93	10.40
Class P	13.34	7.14	25.94	10.34
Class R6	13.34	7.13	25.93	10.33

(a)	Includes loaned securities having a market value of $238,251 and $1,609,356, for the U.S. Equity Dividend and Premium and U.S. Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds is $14.16, $7.70, $27.03 and $11.04, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2019

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax-Managed Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $1,228,147, $35,389 and $1,943,854)	$80,938,347	$12,852,576	$26,885,264	$21,582,767

Dividends — affiliated issuers	478,714	3,043	46,311	4,162

Securities lending income — affiliated issuer	30,378	60,160	13,542	28,226

Total investment income	81,447,439	12,915,779	26,945,117	21,615,155

Expenses:

Management fees	20,385,483	2,498,956	11,506,786	6,091,738

Transfer Agency fees(a)	2,155,237	113,499	662,817	256,968

Distribution and Service fees(a)	1,912,191	15,951	320,279	40,600

Custody, accounting and administrative services	408,034	187,587	228,443	345,896

Printing and mailing costs	279,978	43,202	63,959	50,859

Registration fees	206,609	139,806	125,703	101,186

Professional fees	110,179	119,187	110,601	121,109

Shareholder meeting expense	76,015	6,468	8,212	7,652

Trustee fees	20,421	16,307	18,516	16,964

Service share fees — Service and Shareholder Administration Plan	—	—	6,602	—

Other	78,172	130,625	53,122	52,786

Total expenses	25,632,319	3,271,588	13,105,040	7,085,758

Less — expense reductions	(822,678)	(347,400)	(101,984)	(610,339)

Net expenses	24,809,641	2,924,188	13,003,056	6,475,419

NET INVESTMENT INCOME	56,637,798	9,991,591	13,942,061	15,139,736

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	163,369,637	(11,829,198)	5,504,971	(18,273,528)

In-kind transactions	—	—	19,283,017	—

Futures contracts	2,301,331	228,466	1,554,335	1,100,297

Foreign currency transactions	—	35,469	—	(374,819)

Written options	(49,944,297)	(11,741,907)	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	508,228,661	56,014,360	345,031,639	125,648,349

Futures contracts	256,158	12,641	485,166	(40,968)

Foreign currency translation	—	2,281	—	256,201

Written options	(31,963,073)	331,340	—	—

Net realized and unrealized gain	592,248,417	33,053,452	371,859,128	108,315,532

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$648,886,215	$43,045,043	$385,801,189	$123,455,268

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Investor	Class P	Class R6
U.S. Equity Dividend and Premium	$491,029	$1,421,162	$343,807	$248,804	$483,132	N/A	$799,677	$198,463	$81,354
International Equity Dividend and Premium	6,324	9,627	4,426	1,689	4,761	N/A	17,731	44,890	40,002
U.S. Tax-Managed Equity	158,189	162,090	110,649	28,343	15,830	$528	34,984	36,556	435,927
International Tax-Managed Equity	21,376	19,224	14,965	3,386	6,933	N/A	30,208	19,752	181,724

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund		International Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018
From operations:
Net investment income	$56,637,798	$63,743,516	$9,991,591	$11,805,837
Net realized gain (loss)	115,726,671	190,385,768	(23,307,170)	(1,079,490)
Net change in unrealized gain (loss)	476,521,746	(457,858,509)	56,360,622	(61,449,995)
Net increase (decrease) in net assets resulting from operations	648,886,215	(203,729,225)	43,045,043	(50,723,648)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(12,317,992)	(15,468,512)	(76,488)	(91,884)

Class C Shares	(7,963,688)	(9,209,896)	(19,707)	(54,797)

Institutional Shares	(83,155,476)	(97,415,908)	(386,903)	(2,464,098)

Investor Shares	(30,565,347)	(33,144,596)	(333,197)	(187,293)

Class P Shares(a)	(45,356,789)	(50,730,626)	(4,959,202)	(5,301,151)
Class R6 Shares(b)	(18,521,538)	(18,072,196)	(4,485,573)	(3,555,021)
Total distributions to shareholders	(197,880,830)	(224,041,734)	(10,261,070)	(11,654,244)

From share transactions:

Proceeds from sales of shares	555,903,025	1,907,832,243	26,833,126	423,531,802

Reinvestment of distributions	178,230,864	201,664,139	10,142,151	11,429,363

Cost of shares redeemed	(948,128,821)	(2,407,191,500)	(85,804,588)	(471,997,811)

Net decrease in net assets resulting from share transactions	(213,994,932)	(297,695,118)	(48,829,311)	(37,036,646)

TOTAL INCREASE (DECREASE)	237,010,453	(725,466,077)	(16,045,338)	(99,414,538)

Net Assets:
Beginning of year	2,766,223,780	3,491,689,857	314,826,219	414,240,757

End of year	$3,003,234,233	$2,766,223,780	$298,780,881	$314,826,219

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Tax-Managed Equity Fund		International Tax-Managed Equity Fund
	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018
From operations:

Net investment income	$13,942,061	$12,721,634	$15,139,736	$14,175,859

Net realized gain (loss)	26,342,323	81,954,561	(17,548,050)	(11,451,104)

Net change in unrealized gain (loss)	345,516,805	(220,615,121)	125,863,582	(132,332,601)

Net increase (decrease) in net assets resulting from operations	385,801,189	(125,938,926)	123,455,268	(129,607,846)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(256,162)	(319,218)	(133,362)	(143,812)

Class C Shares	—	—	(5,182)	(20,693)

Institutional Shares	(302,740)	(36,134)	(311,091)	(355,413)

Service Shares	(4,899)	(2,719)	—	—

Investor Shares	(125,263)	(134,928)	(337,602)	(297,404)

Class P Shares(a)	(956,057)	(908,225)	(1,284,575)	(1,579,421)
Class R6 Shares(b)	(10,960,763)	(11,402,299)	(12,928,884)	(11,604,834)
Total distributions to shareholders	(12,605,884)	(12,803,523)	(15,000,696)	(14,001,577)

From share transactions:

Proceeds from sales of shares	195,337,423	1,849,737,045	93,090,956	859,458,016

Proceeds paid in connection with in-kind transactions	(25,670,000)	(121,370,000)	—	—

Reinvestment of distributions	12,530,951	12,780,494	14,995,925	13,987,660

Cost of shares redeemed	(172,378,629)	(1,601,182,871)	(82,269,248)	(739,640,420)

Net increase in net assets resulting from share transactions	9,819,745	139,964,668	25,817,633	133,805,256

TOTAL INCREASE (DECREASE)	383,015,050	1,222,219	134,272,205	(9,804,167)

Net Assets:
Beginning of year	1,487,100,051	1,485,877,832	637,120,959	646,925,126

End of year	$1,870,115,101	$1,487,100,051	$771,393,164	$637,120,959

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class A Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.46	$13.16	$12.11	$11.34	$11.76

Net investment income(a)	0.21	0.21	0.19	0.20	0.21

Net realized and unrealized gain (loss)	2.57	(1.05)	1.61	1.21	0.04

Total from investment operations	2.78	(0.84)	1.80	1.41	0.25

Distributions to shareholders from net investment income	(0.21)	(0.22)	(0.19)	(0.19)	(0.20)

Distributions to shareholders from net realized gains	(0.65)	(0.64)	(0.56)	(0.45)	(0.47)

Total distributions	(0.86)	(0.86)	(0.75)	(0.64)	(0.67)

Net asset value, end of year	$13.38	$11.46	$13.16	$12.11	$11.34

Total return(b)	24.62%	(6.63)%	14.83%	12.73%	2.08%

Net assets, end of year (in 000s)	$195,689	$187,524	$275,451	$294,401	$194,237

Ratio of net expenses to average net assets	1.12%	1.12%	1.13%	1.16%	1.17%

Ratio of total expenses to average net assets	1.16%	1.15%	1.15%	1.19%	1.20%

Ratio of net investment income to average net assets	1.65%	1.61%	1.47%	1.67%	1.75%

Portfolio turnover rate(c)	26%	37%	34%	23%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class C Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.41	$13.11	$12.07	$11.31	$11.74

Net investment income(a)	0.12	0.11	0.10	0.11	0.12

Net realized and unrealized gain (loss)	2.57	(1.05)	1.60	1.21	0.03

Total from investment operations	2.69	(0.94)	1.70	1.32	0.15

Distributions to shareholders from net investment income	(0.12)	(0.12)	(0.10)	(0.11)	(0.11)

Distributions to shareholders from net realized gains	(0.65)	(0.64)	(0.56)	(0.45)	(0.47)

Total distributions	(0.77)	(0.76)	(0.66)	(0.56)	(0.58)

Net asset value, end of year	$13.33	$11.41	$13.11	$12.07	$11.31

Total return(b)	23.72%	(7.38)%	13.99%	11.92%	1.26%

Net assets, end of year (in 000s)	$141,029	$139,580	$177,178	$142,909	$90,091

Ratio of net expenses to average net assets	1.87%	1.87%	1.88%	1.91%	1.92%

Ratio of total expenses to average net assets	1.91%	1.90%	1.90%	1.94%	1.95%

Ratio of net investment income to average net assets	0.90%	0.86%	0.76%	0.92%	1.01%

Portfolio turnover rate(c)	26%	37%	34%	23%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.43	$13.13	$12.09	$11.31	$11.73

Net investment income(a)	0.26	0.27	0.24	0.24	0.25

Net realized and unrealized gain (loss)	2.57	(1.06)	1.60	1.22	0.04

Total from investment operations	2.83	(0.79)	1.84	1.46	0.29

Distributions to shareholders from net investment income	(0.26)	(0.27)	(0.24)	(0.23)	(0.24)

Distributions to shareholders from net realized gains	(0.65)	(0.64)	(0.56)	(0.45)	(0.47)

Total distributions	(0.91)	(0.91)	(0.80)	(0.68)	(0.71)

Net asset value, end of year	$13.35	$11.43	$13.13	$12.09	$11.31

Total return(b)	25.06%	(6.28)%	15.31%	13.17%	2.49%

Net assets, end of year (in 000s)	$1,242,858	$1,106,179	$2,565,883	$2,062,756	$1,262,977

Ratio of net expenses to average net assets	0.75%	0.74%	0.74%	0.76%	0.77%

Ratio of total expenses to average net assets	0.77%	0.76%	0.76%	0.79%	0.80%

Ratio of net investment income to average net assets	2.02%	2.01%	1.89%	2.07%	2.15%

Portfolio turnover rate(c)	26%	37%	34%	23%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Investor Shares(a)
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$11.44	$13.14	$12.10	$11.33	$11.75

Net investment income(b)	0.25	0.25	0.23	0.23	0.24

Net realized and unrealized gain (loss)	2.57	(1.06)	1.60	1.21	0.04

Total from investment operations	2.82	(0.81)	1.83	1.44	0.28

Distributions to shareholders from net investment income	(0.25)	(0.25)	(0.23)	(0.22)	(0.23)

Distributions to shareholders from net realized gains	(0.65)	(0.64)	(0.56)	(0.45)	(0.47)

Total distributions	(0.90)	(0.89)	(0.79)	(0.67)	(0.70)

Net asset value, end of year	$13.36	$11.44	$13.14	$12.10	$11.33

Total return(c)	25.00%	(6.47)%	15.18%	12.92%	2.34%

Net assets, end of year (in 000s)	$468,254	$432,136	$473,178	$174,527	$54,106

Ratio of net expenses to average net assets	0.87%	0.87%	0.88%	0.91%	0.92%

Ratio of total expenses to average net assets	0.91%	0.90%	0.90%	0.94%	0.95%

Ratio of net investment income to average net assets	1.90%	1.86%	1.76%	1.90%	2.03%

Portfolio turnover rate(d)	26%	37%	34%	23%	39%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class P Shares
	Year Ended December 31, 2019	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$11.43	$13.12

Net investment income(a)	0.26	0.18

Net realized and unrealized gain (loss)	2.56	(1.03)

Total from investment operations	2.82	(0.85)

Distributions to shareholders from net investment income	(0.26)	(0.20)

Distributions to shareholders from net realized gains	(0.65)	(0.64)

Total distributions	(0.91)	(0.84)

Net asset value, end of period	$13.34	$11.43

Total return(b)	25.07%	(6.73)%

Net assets, end of period (in 000s)	$679,431	$648,424

Ratio of net expenses to average net assets	0.74%	0.73	%(c)

Ratio of total expenses to average net assets	0.76%	0.76	%(c)

Ratio of net investment income to average net assets	2.03%	1.93	%(c)

Portfolio turnover rate(d)	26%	37%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class R6 Shares
	Year Ended December 31, 2019	April 30, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$11.42	$12.84

Net investment income(a)	0.26	0.17

Net realized and unrealized gain (loss)	2.57	(0.75)

Total from investment operations	2.83	(0.58)

Distributions to shareholders from net investment income	(0.26)	(0.20)

Distributions to shareholders from net realized gains	(0.65)	(0.64)

Total distributions	(0.91)	(0.84)

Net asset value, end of period	$13.34	$11.42

Total return(b)	25.09%	(4.78)%

Net assets, end of period (in 000s)	$275,973	$252,381

Ratio of net expenses to average net assets	0.74%	0.73	%(c)

Ratio of total expenses to average net assets	0.76%	0.76	%(c)

Ratio of net investment income to average net assets	2.03%	1.91	%(c)

Portfolio turnover rate(d)	26%	37%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Class A Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.55	$7.76	$6.43	$6.56	$7.14

Net investment income(a)	0.20	0.20	0.15	0.18	0.16	(b)

Net realized and unrealized gain (loss)	0.73	(1.22)	1.34	(0.14)	(0.49)

Total from investment operations	0.93	(1.02)	1.49	0.04	(0.33)

Distributions to shareholders from net investment income	(0.20)	(0.19)	(0.16)	(0.17)	(0.14)

Distributions to shareholders from net realized gains	—	—	—	—	(0.11)

Total distributions	(0.20)	(0.19)	(0.16)	(0.17)	(0.25)

Net asset value, end of year	$7.28	$6.55	$7.76	$6.43	$6.56

Total return(c)	14.42%	(13.34)%	23.36%	0.66%	(4.80)%

Net assets, end of year (in 000s)	$2,424	$2,232	$3,962	$5,968	$9,532

Ratio of net expenses to average net assets	1.33%	1.34%	1.34%	1.37%	1.37%

Ratio of total expenses to average net assets	1.44%	1.38%	1.34%	1.38%	1.37%

Ratio of net investment income to average net assets	2.86%	2.71%	2.16%	2.87%	2.26	%(b)

Portfolio turnover rate(d)	9%	14%	17%	18%	100%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Class C Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.32	$7.48	$6.21	$6.35	$6.94

Net investment income(a)	0.14	0.16	0.09	0.12	0.09	(b)

Net realized and unrealized gain (loss)	0.71	(1.20)	1.30	(0.14)	(0.47)

Total from investment operations	0.85	(1.04)	1.39	(0.02)	(0.38)

Distributions to shareholders from net investment income	(0.15)	(0.12)	(0.12)	(0.12)	(0.10)

Distributions to shareholders from net realized gains	—	—	—	—	(0.11)

Total distributions	(0.15)	(0.12)	(0.12)	(0.12)	(0.21)

Net asset value, end of year	$7.02	$6.32	$7.48	$6.21	$6.35

Total return(c)	13.54%	(14.01)%	22.50%	(0.21)%	(5.59)%

Net assets, end of year (in 000s)	$815	$1,252	$4,276	$2,549	$3,329

Ratio of net expenses to average net assets	2.08%	2.09%	2.09%	2.12%	2.12%

Ratio of total expenses to average net assets	2.19%	2.11%	2.09%	2.13%	2.12%

Ratio of net investment income to average net assets	2.11%	2.24%	1.29%	2.00%	1.38	%(b)

Portfolio turnover rate(d)	9%	14%	17%	18%	100%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.42	$7.62	$6.32	$6.46	$7.03

Net investment income(a)	0.22	0.31	0.18	0.19	0.18	(b)

Net realized and unrealized gain (loss)	0.73	(1.29)	1.31	(0.14)	(0.48)

Total from investment operations	0.95	(0.98)	1.49	0.05	(0.30)

Distributions to shareholders from net investment income	(0.23)	(0.22)	(0.19)	(0.19)	(0.16)

Distributions to shareholders from net realized gains	—	—	—	—	(0.11)

Total distributions	(0.23)	(0.22)	(0.19)	(0.19)	(0.27)

Net asset value, end of year	$7.14	$6.42	$7.62	$6.32	$6.46

Total return(c)	14.82%	(12.96)%	23.85%	0.92%	(4.42)%

Net assets, end of year (in 000s)	$12,005	$15,696	$399,955	$307,311	$281,204

Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.97%	0.97%

Ratio of total expenses to average net assets	1.06%	0.95%	0.95%	0.98%	0.97%

Ratio of net investment income to average net assets	3.28%	4.12%	2.58%	3.08%	2.65	%(b)

Portfolio turnover rate(d)	9%	14%	17%	18%	100%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Investor Shares(a)
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.41	$7.60	$6.31	$6.44	$7.02

Net investment income(b)	0.21	0.20	0.17	0.17	0.16	(c)

Net realized and unrealized gain (loss)	0.72	(1.18)	1.30	(0.11)	(0.48)

Total from investment operations	0.93	(0.98)	1.47	0.06	(0.32)

Distributions to shareholders from net investment income	(0.22)	(0.21)	(0.18)	(0.19)	(0.15)

Distributions to shareholders from net realized gains	—	—	—	—	(0.11)

Total distributions	(0.22)	(0.21)	(0.18)	(0.19)	(0.26)

Net asset value, end of year	$7.12	$6.41	$7.60	$6.31	$6.44

Total return(d)	14.71%	(13.10)%	23.58%	0.96%	(4.69)%

Net assets, end of year (in 000s)	$8,915	$8,207	$6,048	$2,111	$749

Ratio of net expenses to average net assets	1.08%	1.09%	1.09%	1.12%	1.12%

Ratio of total expenses to average net assets	1.19%	1.14%	1.09%	1.13%	1.12%

Ratio of net investment income to average net assets	3.14%	2.76%	2.36%	2.64%	2.33	%(c)

Portfolio turnover rate(e)	9%	14%	17%	18%	100%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Class P Shares
	Year Ended December 31, 2019	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$6.43	$7.71

Net investment income(a)	0.22	0.09

Net realized and unrealized gain (loss)	0.72	(1.18)

Total from investment operations	0.94	(1.09)

Distributions to shareholders from net investment income	(0.23)	(0.19)

Net asset value, end of period	$7.14	$6.43

Total return(b)	14.83%	(14.35)%

Net assets, end of period (in 000s)	$138,381	$162,129

Ratio of net expenses to average net assets	0.94%	0.93	%(c)

Ratio of total expenses to average net assets	1.05%	1.03	%(c)

Ratio of net investment income to average net assets	3.26%	1.81	%(c)

Portfolio turnover rate(d)	9%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Class R6 Shares
	Year Ended December 31, 2019	April 30, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$6.42	$7.60

Net investment income(a)	0.22	0.08

Net realized and unrealized gain (loss)	0.72	(1.07)

Total from investment operations	0.94	(0.99)

Distributions to shareholders from net investment income	(0.23)	(0.19)

Net asset value, end of period	$7.13	$6.42

Total return(b)	14.85%	(13.25)%

Net assets, end of period (in 000s)	$136,241	$125,311

Ratio of net expenses to average net assets	0.94%	0.93	%(c)

Ratio of total expenses to average net assets	1.05%	1.03	%(c)

Ratio of net investment income to average net assets	3.23%	1.81	%(c)

Portfolio turnover rate(d)	9%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class A Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$20.43	$22.37	$18.75	$17.28	$17.44

Net investment income(a)	0.11	0.10	0.13	0.11	0.13

Net realized and unrealized gain (loss)	5.09	(1.93)	3.60	1.47	(0.18)

Total from investment operations	5.20	(1.83)	3.73	1.58	(0.05)

Distributions to shareholders from net investment income	(0.09)	(0.11)	(0.11)	(0.11)	(0.11)

Net asset value, end of year	$25.54	$20.43	$22.37	$18.75	$17.28

Total return(b)	25.48%	(8.15)%	19.88%	9.09%	(0.28)%

Net assets, end of year (in 000s)	$68,427	$57,833	$50,218	$51,206	$57,913

Ratio of net expenses to average net assets	1.10%	1.14%	1.15%	1.17%	1.17%

Ratio of total expenses to average net assets	1.13%	1.14%	1.15%	1.17%	1.17%

Ratio of net investment income to average net assets	0.47%	0.44%	0.61%	0.61%	0.73%

Portfolio turnover rate(c)	205%	152%	108%	118%	96%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class C Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$19.36	$21.24	$17.86	$16.48	$16.67

Net investment loss(a)	(0.06)	(0.07)	(0.03)	(0.02)	— (b)

Net realized and unrealized gain (loss)	4.81	(1.81)	3.41	1.40	(0.18)

Total from investment operations	4.75	(1.88)	3.38	1.38	(0.18)

Distributions to shareholders from net investment income	—	—	—	—	(0.01)

Net asset value, end of year	$24.11	$19.36	$21.24	$17.86	$16.48

Total return(c)	24.54%	(8.85)%	18.93%	8.35%	(1.05)%

Net assets, end of year (in 000s)	$18,341	$14,380	$22,337	$22,512	$22,194

Ratio of net expenses to average net assets	1.85%	1.88%	1.90%	1.92%	1.92%

Ratio of total expenses to average net assets	1.88%	1.89%	1.90%	1.92%	1.92%

Ratio of net investment loss to average net assets	(0.28)%	(0.33)%	(0.14)%	(0.15)%	(0.02)%

Portfolio turnover rate(d)	205%	152%	108%	118%	96%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$20.91	$22.71	$19.04	$17.53	$17.69

Net investment income(a)	0.20	0.19	0.21	0.18	0.20

Net realized and unrealized gain (loss)	5.23	(1.97)	3.65	1.51	(0.18)

Total from investment operations	5.43	(1.78)	3.86	1.69	0.02

Distributions to shareholders from net investment income	(0.18)	(0.02)	(0.19)	(0.18)	(0.18)

Net asset value, end of year	$26.16	$20.91	$22.71	$19.04	$17.53

Total return(b)	25.90%	(7.78)%	20.29%	9.61%	0.10%

Net assets, end of year (in 000s)	$45,718	$34,812	$1,395,335	$1,057,850	$957,273

Ratio of net expenses to average net assets	0.74%	0.74%	0.75%	0.77%	0.77%

Ratio of total expenses to average net assets	0.75%	0.74%	0.75%	0.77%	0.77%

Ratio of net investment income to average net assets	0.83%	0.79%	1.02%	1.01%	1.12%

Portfolio turnover rate(c)	205%	152%	108%	118%	96%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$20.57	$22.51	$18.88	$17.33	$17.53

Net investment income(a)	0.08	0.08	0.11	0.09	0.12

Net realized and unrealized gain (loss)	5.13	(1.94)	3.61	1.49	(0.19)

Total from investment operations	5.21	(1.86)	3.72	1.58	(0.07)

Distributions to shareholders from net investment income	(0.08)	(0.08)	(0.09)	(0.03)	(0.13)

Net asset value, end of year	$25.70	$20.57	$22.51	$18.88	$17.33

Total return(b)	25.31%	(8.26)%	19.71%	9.07%	(0.41)%

Net assets, end of year (in 000s)	$1,649	$732	$736	$614	$1,236

Ratio of net expenses to average net assets	1.24%	1.25%	1.25%	1.27%	1.27%

Ratio of total expenses to average net assets	1.25%	1.25%	1.25%	1.27%	1.27%

Ratio of net investment income to average net assets	0.33%	0.33%	0.52%	0.53%	0.67%

Portfolio turnover rate(c)	205%	152%	108%	118%	96%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Investor Shares(a)
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$20.73	$22.70	$19.03	$17.54	$17.70

Net investment income(b)	0.17	0.16	0.18	0.15	0.18

Net realized and unrealized gain (loss)	5.18	(1.97)	3.65	1.50	(0.18)

Total from investment operations	5.35	(1.81)	3.83	1.65	— (c)

Distributions to shareholders from net investment income	(0.15)	(0.16)	(0.16)	(0.16)	(0.16)

Net asset value, end of year	$25.93	$20.73	$22.70	$19.03	$17.54

Total return(d)	25.82%	(7.95)%	20.14%	9.40%	(0.03)%

Net assets, end of year (in 000s)	$21,591	$17,894	$17,251	$14,262	$6,799

Ratio of net expenses to average net assets	0.85%	0.89%	0.90%	0.92%	0.92%

Ratio of total expenses to average net assets	0.88%	0.89%	0.90%	0.93%	0.92%

Ratio of net investment income to average net assets	0.72%	0.68%	0.88%	0.84%	0.99%

Portfolio turnover rate(e)	205%	152%	108%	118%	96%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class P Shares
	Year Ended December 31, 2019	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$20.74	$23.43

Net investment income(a)	0.20	0.16

Net realized and unrealized gain (loss)	5.18	(2.66)

Total from investment operations	5.38	(2.50)

Distributions to shareholders from net investment income	(0.18)	(0.19)

Net asset value, end of period	$25.94	$20.74

Total return(b)	25.94%	(10.62)%

Net assets, end of period (in 000s)	$138,399	$97,892

Ratio of net expenses to average net assets	0.73%	0.74	%(c)

Ratio of total expenses to average net assets	0.74%	0.75	%(c)

Ratio of net investment income to average net assets	0.83%	0.95	%(c)

Portfolio turnover rate(d)	205%	152%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class R6 Shares
	Year Ended December 31, 2019	April 30, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$20.73	$22.93

Net investment income(a)	0.20	0.13

Net realized and unrealized gain (loss)	5.18	(2.14)

Total from investment operations	5.38	(2.01)

Distributions to shareholders from net investment income	(0.18)	(0.19)

Net asset value, end of period	$25.93	$20.73

Total return(b)	25.96%	(8.72)%

Net assets, end of period (in 000s)	$1,575,990	$1,263,556

Ratio of net expenses to average net assets	0.73%	0.74	%(c)

Ratio of total expenses to average net assets	0.74%	0.74	%(c)

Ratio of net investment income to average net assets	0.84%	0.85	%(c)

Portfolio turnover rate(d)	205%	152%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Class A Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.93	$10.93	$8.62	$8.67	$8.45

Net investment income(a)	0.18	0.18	0.11	0.12	0.11

Net realized and unrealized gain (loss)	1.49	(2.03)	2.38	(0.04)	0.21

Total from investment operations	1.67	(1.85)	2.49	0.08	0.32

Distributions to shareholders from net investment income	(0.17)	(0.15)	(0.18)	(0.13)	(0.10)

Net asset value, end of year	$10.43	$8.93	$10.93	$8.62	$8.67

Total return(b)	18.66%	(16.86)%	28.85%	0.93%	3.77%

Net assets, end of year (in 000s)	$8,419	$8,145	$9,429	$5,082	$3,408

Ratio of net expenses to average net assets	1.25%	1.29%	1.31%	1.38%	1.38%

Ratio of total expenses to average net assets	1.37%	1.37%	1.36%	1.39%	1.39%

Ratio of net investment income to average net assets	1.81%	1.69%	1.04%	1.37%	1.22%

Portfolio turnover rate(c)	231%	177%	134%	125%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Class C Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.68	$10.59	$8.39	$8.45	$8.27

Net investment income(a)	0.12	0.10	0.04	0.06	0.02

Net realized and unrealized gain (loss)	1.42	(1.94)	2.30	(0.05)	0.23

Total from investment operations	1.54	(1.84)	2.34	0.01	0.25

Distributions to shareholders from net investment income	(0.04)	(0.07)	(0.14)	(0.07)	(0.07)

Net asset value, end of year	$10.18	$8.68	$10.59	$8.39	$8.45

Total return(b)	17.74%	(17.39)%	27.85%	0.11%	3.07%

Net assets, end of year (in 000s)	$1,308	$2,551	$2,661	$1,012	$812

Ratio of net expenses to average net assets	2.01%	2.04%	2.06%	2.13%	2.13%

Ratio of total expenses to average net assets	2.12%	2.12%	2.11%	2.14%	2.13%

Ratio of net investment income to average net assets	1.25%	1.01%	0.40%	0.67%	0.20%

Portfolio turnover rate(c)	231%	177%	134%	125%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.91	$10.85	$8.54	$8.59	$8.36

Net investment income(a)	0.21	0.31	0.17	0.16	0.15

Net realized and unrealized gain (loss)	1.48	(2.10)	2.34	(0.05)	0.21

Total from investment operations	1.69	(1.79)	2.51	0.11	0.36

Distributions to shareholders from net investment income	(0.20)	(0.15)	(0.20)	(0.16)	(0.13)

Net asset value, end of year	$10.40	$8.91	$10.85	$8.54	$8.59

Total return(b)	19.01%	(16.49)%	29.42%	1.26%	4.26%

Net assets, end of year (in 000s)	$15,783	$16,948	$619,288	$519,135	$426,168

Ratio of net expenses to average net assets	0.90%	0.90%	0.92%	0.98%	0.98%

Ratio of total expenses to average net assets	0.99%	0.96%	0.97%	0.99%	0.99%

Ratio of net investment income to average net assets	2.11%	2.87%	1.74%	1.90%	1.71%

Portfolio turnover rate(c)	231%	177%	134%	125%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Investor Shares(a)
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.91	$10.91	$8.61	$8.65	$8.43

Net investment income(b)	0.20	0.19	0.13	0.15	0.07

Net realized and unrealized gain (loss)	1.48	(2.00)	2.36	(0.05)	0.27

Total from investment operations	1.68	(1.81)	2.49	0.10	0.34

Distributions to shareholders from net investment income	(0.19)	(0.19)	(0.19)	(0.14)	(0.12)

Net asset value, end of year	$10.40	$8.91	$10.91	$8.61	$8.65

Total return(c)	18.90%	(16.66)%	29.09%	1.21%	4.04%

Net assets, end of year (in 000s)	$18,290	$14,008	$15,547	$1,251	$1,444

Ratio of net expenses to average net assets	1.00%	1.04%	1.05%	1.13%	1.13%

Ratio of total expenses to average net assets	1.12%	1.12%	1.11%	1.14%	1.13%

Ratio of net investment income to average net assets	2.06%	1.82%	1.30%	1.76%	0.84%

Portfolio turnover rate(d)	231%	177%	134%	125%	113%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class P Shares
	Year Ended December 31, 2019	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$8.86	$11.07

Net investment income(a)	0.21	0.10

Net realized and unrealized gain (loss)	1.47	(2.11)

Total from investment operations	1.68	(2.01)

Distributions to shareholders from net investment income	(0.20)	(0.20)

Net asset value, end of period	$10.34	$8.86

Total return(b)	19.02%	(18.09)%

Net assets, end of period (in 000s)	$67,038	$64,578

Ratio of net expenses to average net assets	0.89%	0.89	%(c)

Ratio of total expenses to average net assets	0.98%	1.00	%(c)

Ratio of net investment income to average net assets	2.15%	1.43	%(c)

Portfolio turnover rate(d)	231%	177%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class R6 Shares
	Year Ended December 31, 2019	April 30, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$8.85	$10.92

Net investment income(a)	0.21	0.08

Net realized and unrealized gain (loss)	1.47	(1.95)

Total from investment operations	1.68	(1.87)

Distributions to shareholders from net investment income	(0.20)	(0.20)

Net asset value, end of period	$10.33	$8.85

Total return(b)	19.05%	(17.07)%

Net assets, end of period (in 000s)	$660,555	$530,891

Ratio of net expenses to average net assets	0.89%	0.89	%(c)

Ratio of total expenses to average net assets	0.98%	0.99	%(c)

Ratio of net investment income to average net assets	2.12%	1.14	%(c)

Portfolio turnover rate(d)	231%	177%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

December 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, International Tax-Managed Equity	A, C, Institutional, Investor, P and R6	Diversified
U. S. Tax-Managed Equity	A, C, Institutional, Service, Investor, P and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
U.S. Tax-Managed Equity International Tax-Managed Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions — Each Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit default swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2019:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$23,303,270	$—	$—

North America	2,965,758,829	—	—

South America	5,628,600	—	—

Investment Company	71,990,719	—	—

Securities Lending Reinvestment Vehicle	242,125	—	—

Total	$3,066,923,543	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

75

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY DIVIDEND AND PREMIUM (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(b)

Futures Contracts	$29,975	$—	$—

Liabilities

Written Options Contracts	$(45,820,340)	$—	$—

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$241,701	$85,196,885	$—

Australia and Oceania	2,788,495	25,298,505	—

Europe	11,625,565	172,643,163	—

South America	—	288,095	—

Total	$14,655,761	$283,426,648	$—

Derivative Type

Assets(b)

Futures Contracts	$351	$—	$—

Liabilities

Futures Contracts(b)	$(5,965)	$—	$—

Written Options Contracts	(2,502,120)	—	—

Total	$(2,508,085)	$—	$—

U.S. TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$4,202,363	$—	$—

Europe	23,664,117	—	—

North America	1,820,972,567	—	—

South America	881,360	—	—

Securities Lending Reinvestment Vehicle	1,661,100	—	—

Total	$1,851,381,507	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$227,256,500	$—

Australia and Oceania	3,673,968	63,715,353	—

Europe	5,878,010	454,693,213	—

North America	612,499	5,929,007	—

Total	$10,164,477	$751,594,073	$—

Derivative Type

Assets(b)

Futures Contracts	$6,887	$—	$—

Liabilities(b)

Futures Contracts	$(51,902)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
U.S. Equity Dividend and Premium	Equity	Variation margin on futures contracts	$29,975	(a)	Payable for written options, at value	$(45,820,340)
International Equity Dividend and Premium	Equity	Variation margin on futures contracts	351	(a)	Variation margin on futures contracts and payable for written options, at value	(2,508,085	)(a)
International Tax-Managed Equity	Equity	Variation margin on futures contracts	6,887	(a)	Variation margin on futures contracts	(51,902	)(a)
Total			$37,213			$(48,380,327)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only variation margin as of December 31, 2019 is reported within the Statements of Assets and Liabilities.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(47,642,966)	$(31,706,915)	4,109
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	(11,513,441)	343,981	2,134
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,554,335	485,166	21
International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,100,297	(40,968)	126
Total			$(56,501,775)	$(30,918,736)	6,390

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Fund	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.69%	0.69%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81
U.S. Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.67	0.67
International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2019, GSAM waived $36,587, $213, $3,321 and $142 of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
U.S. Equity Dividend and Premium	$40,332	$10
International Equity Dividend and Premium	3,229	—
U.S. Tax-Managed Equity	2,487	—
International Tax-Managed Equity	930	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration

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Notes to Financial Statements (continued)

December 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2019, the annual rates were as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the U.S. Equity Dividend and Premium Fund. This arrangement will remain in effect through at least April 30, 2020, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

Effective April 30, 2019, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% and 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the International Tax-Managed Equity and U.S. Tax-Managed Equity Funds, respectively. These arrangements will remain in effect through at least April 30, 2020, and prior to such date Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. Prior to April 30, 2019, there was no transfer agency waiver in place for these Funds.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds are 0.014%, 0.094%, 0.044% and 0.014%, respectively. These Other Expense limitations will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Transfer Agency Waivers/Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$36,587	$692,150	$14,367	$79,574	$822,678
International Equity Dividend and Premium	213	346,628	559	—	347,400
U.S. Tax-Managed Equity	3,321	—	71,600	27,063	101,984
International Tax-Managed Equity	142	588,424	12,506	9,267	610,339

G.  Line of Credit Facility — As of December 31, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

utilized. For the fiscal year ended December 31, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2019, Goldman Sachs earned $509, $300, $9,834 and $245 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Investment Company
U.S. Equity Dividend and Premium	$—	$500,002,305	$(428,011,586)	$71,990,719	71,990,719	$478,714
International Equity Dividend and Premium	—	14,045,119	(14,045,119)	—	—	3,043
U.S. Tax-Managed Equity	9,875,798	119,490,741	(129,366,539)	—	—	46,311
International Tax-Managed Equity	—	7,492,424	(7,492,424)	—	—	4,162

As of December 31, 2019, the following Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend and Premium	9%	—%
International Equity Dividend and Premium	46	—
U.S. Tax-Managed Equity	—	84
International Tax-Managed Equity	—	85

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2019, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend and Premium	$773,473,808	$1,277,089,474
International Equity Dividend and Premium	28,140,159	89,570,865
U.S. Tax-Managed Equity	3,532,841,910	3,452,336,036
International Tax-Managed Equity	1,636,577,333	1,616,705,850

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Notes to Financial Statements (continued)

December 31, 2019

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Goldman Sachs International Equity Dividend and Premium and International Tax-Managed Equity Funds did not have securities on loan as of December 31, 2019.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2019, are reported under Investment Income on the Statements of Operations.

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7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended December 31, 2019		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2019
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
U.S. Equity Dividend and Premium	$3,370	$197	$—
International Equity Dividend and Premium	6,640	—	—
U.S. Tax-Managed Equity	1,513	47	—
International Tax-Managed Equity	3,268	4,885	—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019
U.S. Equity Dividend and Premium	$2,016,000	$38,804,325	$(40,578,200)	$242,125
International Equity Dividend and Premium	2,448,255	4,093,735	(6,541,990)	—
U.S. Tax-Managed Equity	148,800	22,266,550	(20,754,250)	1,661,100
International Tax-Managed Equity	4,166,835	14,025,034	(18,191,869)	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Distributions paid from:
Ordinary income	$81,396,313	$10,261,070	$12,605,884	$15,000,696
Net long-term capital gains	116,484,517	—	—	—
Total taxable distributions	$197,880,830	$10,261,070	$12,605,884	$15,000,696

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax- Managed Equity	International Tax-Managed Equity
Distributions paid from:
Ordinary income	$92,546,663	$11,654,244	$12,803,523	$14,001,577
Net long-term capital gains	131,495,071	—	—	—
Total taxable distributions	$224,041,734	$11,654,244	$12,803,523	$14,001,577

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Notes to Financial Statements (continued)

December 31, 2019

8. TAX INFORMATION (continued)

As of December 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Undistributed ordinary income — net	$299,229	$445,782	$1,611,362	$208,955
Capital loss carryforwards:(1)
Perpetual Long-term	$—	$(45,412,766)	$—	$—
Perpetual Short-term	—	(3,191,026)	(10,066,851)	(28,973,021)
Total capital loss carryforwards	$—	$(48,603,792)	$(10,066,851)	$(28,973,021)
Timing differences (Real Estate Trusts/Post October Capital Loss Deferral)	(40,653,154)	(3,825,944)	(497,332)	(30,253)
Unrealized gains — net	613,424,102	15,723,694	662,511,551	94,125,085
Total accumulated gains (losses) — net	$573,070,177	$(36,260,260)	$653,558,730	$65,330,766

(1)	The U.S. Tax-Managed Equity Fund utilized $6,566,466 of capital losses in the current fiscal year.

As of December 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Tax cost	$2,432,495,042	$282,854,468	$1,188,869,956	$667,862,124
Gross unrealized gain	725,378,285	47,893,135	664,889,025	97,105,908
Gross unrealized loss	(111,954,183)	(32,169,441)	(2,377,474)	(2,980,823)
Net unrealized gain	$613,424,102	$15,723,694	$662,511,551	$94,125,085

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, and differences in the tax treatment of underlying fund investments, real estate investment trust investments and passive foreign investment company investments.

The U.S. Tax-Managed Equity Fund reclassified $19,283,017 from distributable earnings to paid in capital for the year ending December 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from redemptions in-kind.

The International Tax Managed Equity Fund reclassified $41,165 from paid in capital to distributable earnings for the year ending December 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other

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Notes to Financial Statements (continued)

December 31, 2019

9. OTHER RISKS (continued)

reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Funds will bear their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,056,373	$39,285,764	5,295,207	$70,158,277
Reinvestment of distributions	889,529	11,728,159	1,217,097	14,874,034
Shares redeemed	(5,691,011)	(73,349,134)	(11,074,287)	(141,568,778)
	(1,745,109)	(22,335,211)	(4,561,983)	(56,536,467)
Class C Shares
Shares sold	924,958	12,022,572	2,086,830	27,160,327
Reinvestment of distributions	515,817	6,770,001	659,608	7,980,024
Shares redeemed	(3,088,704)	(39,697,509)	(4,031,361)	(52,408,594)
	(1,647,929)	(20,904,936)	(1,284,923)	(17,268,243)
Institutional Shares
Shares sold	27,399,731	351,102,955	33,504,921	441,167,825
Reinvestment of distributions	4,962,564	65,296,301	6,280,998	76,871,798
Shares redeemed	(36,040,359)	(462,689,279)	(138,392,227)	(1,825,561,094)
	(3,678,064)	(46,290,023)	(98,606,308)	(1,307,521,471)
Investor Shares
Shares sold	7,827,033	100,019,002	13,150,709	172,599,651
Reinvestment of distributions	2,321,996	30,558,077	2,715,798	33,135,461
Shares redeemed	(12,878,406)	(164,733,986)	(14,086,815)	(183,423,650)
	(2,729,377)	(34,156,907)	1,779,692	22,311,462
Class P Shares(a)
Shares sold	3,169,633	41,134,098	66,170,177	886,799,790
Reinvestment of distributions	3,449,581	45,356,789	4,165,280	50,730,626
Shares redeemed	(12,455,055)	(158,741,627)	(13,586,593)	(169,426,665)
	(5,835,841)	(72,250,740)	56,748,864	768,103,751
Class R6 Shares(b)
Shares sold	974,711	12,338,634	23,298,666	309,946,373
Reinvestment of distributions	1,408,914	18,521,537	1,484,667	18,072,196
Shares redeemed	(3,791,893)	(48,917,286)	(2,690,115)	(34,802,719)
	(1,408,268)	(18,057,115)	22,093,218	293,215,850

NET DECREASE	(17,044,588)	$(213,994,932)	(23,831,440)	$ (297,695,118)

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

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Notes to Financial Statements (continued)

December 31, 2019

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Dividend and Premium Fund

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	160,640	$1,119,609	185,864	$1,394,265
Reinvestment of distributions	10,917	76,450	12,738	91,921
Shares redeemed	(179,244)	(1,253,699)	(368,502)	(2,705,700)
	(7,687)	(57,640)	(169,900)	(1,219,514)
Class C Shares
Shares sold	9,109	61,265	30,138	226,469
Reinvestment of distributions	2,875	19,416	7,774	54,558
Shares redeemed	(93,967)	(633,239)	(411,315)	(2,910,023)
	(81,983)	(552,558)	(373,403)	(2,628,996)
Institutional Shares
Shares sold	234,100	1,609,386	3,299,255	25,150,510
Reinvestment of distributions	38,991	268,313	302,041	2,239,419
Shares redeemed	(1,033,864)	(6,863,677)	(53,613,348)	(391,611,679)
	(760,773)	(4,985,978)	(50,012,052)	(364,221,750)
Investor Shares
Shares sold	615,772	4,164,770	792,283	5,588,837
Reinvestment of distributions	48,627	333,197	26,898	187,293
Shares redeemed	(692,609)	(4,761,589)	(333,831)	(2,430,334)
	(28,210)	(263,622)	485,350	3,345,796
Class P Shares(a)
Shares sold	1,083,033	7,345,129	33,241,157	239,776,975
Reinvestment of distributions	721,069	4,959,202	759,524	5,301,151
Shares redeemed	(7,644,217)	(52,325,488)	(8,786,245)	(59,552,901)
	(5,840,115)	(40,021,157)	25,214,436	185,525,225
Class R6 Shares(b)
Shares sold	1,840,630	12,532,967	20,858,813	151,394,746
Reinvestment of distributions	652,849	4,485,573	511,578	3,555,021
Shares redeemed	(2,906,720)	(19,966,896)	(1,853,969)	(12,787,174)
	(413,241)	(2,948,356)	19,516,422	142,162,593

NET DECREASE	(7,132,009)	$(48,829,311)	(5,339,147)	$(37,036,646)

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	367,737	$8,754,341	814,705	$19,000,067
Reinvestment of distributions	9,519	242,819	15,443	303,925
Shares redeemed	(528,967)	(12,305,907)	(243,885)	(5,567,445)
	(151,711)	(3,308,747)	586,263	13,736,547
Class C Shares
Shares sold	171,848	3,814,200	224,904	4,799,971
Shares redeemed	(153,960)	(3,398,831)	(533,843)	(11,927,357)
	17,888	415,369	(308,939)	(7,127,386)
Institutional Shares
Shares sold	346,325	8,423,356	6,330,060	148,125,329
Reinvestment of distributions	9,234	241,277	1,416	28,533
Shares redeemed	(272,332)	(6,472,774)	(63,995,284)	(1,536,242,572)
Shares redeemed in connection with in-kind transactions	—	—	(2,117,152)	(48,160,000)
	83,227	2,191,859	(59,780,960)	(1,436,248,710)
Service Shares
Shares sold	35,178	818,458	6,595	155,606
Reinvestment of distributions	191	4,899	137	2,719
Shares redeemed	(6,815)	(157,801)	(3,821)	(83,145)
	28,554	665,556	2,911	75,180
Investor Shares
Shares sold	139,533	3,303,231	263,401	6,120,169
Reinvestment of distributions	4,831	125,136	6,750	134,794
Shares redeemed	(174,752)	(4,115,511)	(167,106)	(3,921,618)
	(30,388)	(687,144)	103,045	2,333,345
Class P Shares(a)
Shares sold	1,231,197	29,067,937	4,933,205	117,732,028
Reinvestment of distributions	36,899	956,057	45,457	908,224
Shares redeemed	(652,654)	(15,235,653)	(258,211)	(5,610,626)
	615,442	14,788,341	4,720,451	113,029,626
Class R6 Shares(b)
Shares sold	4,886,035	115,485,900	65,073,762	1,553,803,875
Reinvestment of distributions	423,195	10,960,763	570,971	11,402,299
Shares redeemed	(4,368,806)	(105,022,152)	(1,683,318)	(37,830,108)
Shares redeemed in connection with in-kind transactions	(1,108,855)	(25,670,000)	(3,015,553)	(73,210,000)
	(168,431)	(4,245,489)	60,945,862	1,454,166,066

NET INCREASE	394,581	$9,819,745	6,268,633	$139,964,668

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

89

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2019

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	161,876	$1,590,795	433,592	$4,744,157
Reinvestment of distributions	12,810	133,226	16,440	143,686
Shares redeemed	(279,348)	(2,759,236)	(401,065)	(4,071,679)
	(104,662)	(1,035,215)	48,967	816,164
Class C Shares
Shares sold	12,295	118,240	185,896	1,983,469
Reinvestment of distributions	499	5,069	2,415	20,501
Shares redeemed	(178,255)	(1,676,685)	(145,534)	(1,419,976)
	(165,461)	(1,553,376)	42,777	583,994
Institutional Shares
Shares sold	968,265	9,288,202	7,605,815	82,771,894
Reinvestment of distributions	29,745	308,452	39,199	341,815
Shares redeemed	(1,383,081)	(13,552,150)	(62,839,603)	(668,058,108)
	(385,071)	(3,955,496)	(55,194,589)	(584,944,399)
Investor Shares
Shares sold	737,469	7,144,162	1,372,365	14,541,257
Reinvestment of distributions	32,374	335,718	34,106	297,404
Shares redeemed	(583,575)	(5,718,058)	(1,258,959)	(13,294,693)
	186,268	1,761,822	147,512	1,543,968
Class P Shares(a)
Shares sold	903,808	8,659,459	11,151,190	115,721,758
Reinvestment of distributions	124,595	1,284,575	182,381	1,579,421
Shares redeemed	(1,835,911)	(17,738,562)	(4,042,582)	(36,926,746)
	(807,508)	(7,794,528)	7,290,989	80,374,433
Class R6 Shares(b)
Shares sold	6,844,339	66,290,099	60,289,988	639,695,481
Reinvestment of distributions	1,255,232	12,928,884	1,340,050	11,604,833
Shares redeemed	(4,148,192)	(40,824,557)	(1,662,745)	(15,869,218)
	3,951,379	38,394,426	59,967,293	635,431,096

NET INCREASE	2,674,945	$25,817,633	12,302,949	$133,805,256

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

90

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs U.S. Tax-Managed Equity Fund and Goldman Sachs International Tax-Managed Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs U.S. Tax-Managed Equity Fund and Goldman Sachs International Tax-Managed Equity Fund (four of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

91

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds will amortize their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343,365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

At the Meeting, the shareholders of the Goldman Sachs Large Cap Growth Insights Fund approved a change to the Fund’s sub-classification under the Act from “diversified” to “non-diversified”. The Trust’s shareholders voted as follows:

Proposal 2.

To approve a change to the Fund’s sub-classification under
the Investment Company Act of 1940 from “diversified” to
“non-diversified” and to eliminate a related fundamental
investment restriction.

	For	Against	Abstained	Broker Non-Votes

Large Cap Growth Insights Fund	23,785,792.632	250,521.921	196,802.993	9,592,467.322

92

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				U.S. Tax-Managed Equity Fund				International Tax-Managed Equity Fund
Share Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*
Class A
Actual	$1,000	$1,085.80		$5.89	$1,000	$1,048.10		$6.87	$1,000	$1,089.00		$5.69	$1,000	$1,065.00		$6.40
Hypothetical 5% return	1,000	1,019.56	+	5.70	1,000	1,018.50	+	6.77	1,000	1,019.76	+	5.50	1,000	1,019.00	+	6.26
Class C
Actual	1,000	1,081.20		9.81	1,000	1,044.10		10.72	1,000	1,084.60		9.62	1,000	1,061.20		10.29
Hypothetical 5% return	1,000	1,015.78	+	9.50	1,000	1,014.72	+	10.56	1,000	1,015.98	+	9.30	1,000	1,015.22	+	10.06
Institutional
Actual	1,000	1,087.30		3.95	1,000	1,049.70		4.91	1,000	1,090.60		3.90	1,000	1,066.80		4.74
Hypothetical 5% return	1,000	1,021.42	+	3.82	1,000	1,020.42	+	4.84	1,000	1,021.48	+	3.77	1,000	1,020.62	+	4.63
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,088.10		6.53	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.95	+	6.31	N/A	N/A		N/A
Investor
Actual	1,000	1,086.60		4.58	1,000	1,049.10		5.58	1,000	1,090.40		4.37	1,000	1,065.80		5.10
Hypothetical 5% return	1,000	1,020.82	+	4.43	1,000	1,019.76	+	5.50	1,000	1,021.02	+	4.23	1,000	1,020.27	+	4.99
Class P
Actual	1,000	1,087.40		3.89	1,000	1,049.70		4.86	1,000	1,091.10		3.85	1,000	1,067.30		4.64
Hypothetical 5% return	1,000	1,021.48	+	3.77	1,000	1,020.47	+	4.79	1,000	1,021.53	+	3.72	1,000	1,020.72	+	4.53
Class R6
Actual	1,000	1,087.50		3.89	1,000	1,049.80		4.86	1,000	1,090.70		3.85	1,000	1,066.30		4.64
Hypothetical 5% return	1,000	1,021.48	+	3.77	1,000	1,020.47	+	4.79	1,000	1,021.53	+	3.72	1,000	1,020.72	+	4.53

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R6
U.S. Equity Dividend and Premium	1.12%	1.87%	0.75%	N/A	0.87%	0.74%	0.74%
International Equity Dividend and Premium	1.33	2.08	0.95	N/A	1.08	0.94	0.94
U.S. Tax-Managed Equity	1.08	1.83	0.74	1.24%	0.83	0.73	0.73
International Tax-Managed Equity	1.23	1.98	0.91	N/A	0.98	0.89	0.89

93

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

94

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]

Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Funds’ Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

95

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

96

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Goldman Sachs Trust — Tax-Advantaged Equity Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2019, 89.42% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium and U.S. Tax-Managed Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the 2019 tax year, the International Equity Dividend and Premium and International Tax-Managed Equity Funds have elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Dividend and Premium and International Tax-Managed Equity Funds from sources within foreign countries and possessions of the United States was $0.2642 and $0.2323 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Equity Dividend and Premium and International Tax-Managed Equity Funds during the year from foreign sources was 97.71% and 99.57%, respectively. The total amount of taxes paid by the International Equity Dividend and Premium and International Tax-Managed Equity Funds to such countries was $0.0287 and $0.0265 per share, respectively.

For the fiscal year ended December 31, 2019, 99.13%, 100%, 100% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium designates $116,484,517 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2019.

During the fiscal year ended December 31, 2019, the U.S. Equity Dividend and Premium designates $24,898,230 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

97

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.69 trillion in assets under supervision as of December 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[7]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
[7]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed to the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush* Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado* James A. McNamara Roy W. Templin Gregory G. Weaver *Effective as of January 23, 2020	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of December 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 192790-OTU-02/2020 TAXADVAR-20/26K

Goldman Sachs Funds

Annual Report	December 31, 2019

Dynamic Global Equity Fund*

*Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Dynamic Global Equity Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Dynamic Global Equity Fund

Investment Objective

The Dynamic Global Equity Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund (the “Fund”) and it ceased to be among the Goldman Sachs Fund of Funds Portfolios — Asset Allocation. At the same time, its principal investment strategy changed. No modifications in the Fund’s investment objective or benchmark index were made in connection with this change. The performance information reported below is the combined performance of the Fund, reflecting current and prior investment strategies and policies.

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns of 25.66%, 24.72%, 26.18%, 25.49%, 25.97%, 26.19%, 25.36% and 26.14%, respectively. This compares to the 26.60% average annual total return of the Fund’s benchmark, MSCI All Country World Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	How did the Fund’s principal investment strategy change after February 28, 2019?

A	Until the close of business on February 28, 2019, the Fund sought to achieve its investment objective by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Underlying Funds invested primarily in equity securities (the “Underlying Equity Funds”) and other Underlying Funds invested dynamically across other markets using various strategies, including a managed-volatility or trend-following approach (the “Underlying Dynamic Funds”). Under normal conditions, substantially all (at least 80%) of the Fund’s total assets were to be allocated among the Underlying Equity Funds.

After February 28, 2019, the Fund significantly reduced its allocation to the Underlying Funds, while increasing its allocation to derivative instruments in order to gain exposure to global equity asset classes. The Fund’s investments may include Underlying Funds (including ETFs), futures, forwards, options and other instruments with similar economic exposures. The Fund may continue to invest in Underlying Funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management, L.P. or an affiliate now or in the future acts as investment adviser or principal underwriter.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period overall, the factors most influencing the financial markets and the Fund were global economic data, central bank monetary policy and geopolitical events.

In the first quarter of 2019, when the Reporting Period started, risk assets broadly rebounded from a sell-off in the fourth quarter of 2018, as investor sentiment turned positive on a combination of dovish global central bank policy, tentative stabilization in Chinese economic growth and seemingly promising developments in U.S.-China trade talks. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Although global economic growth continued to decelerate during the first calendar quarter, a few “green shoots” began to emerge. (Green shoots is a term used to describe signs of economic recovery or positive data during an economic downturn.) Indications of a bottoming in Chinese credit growth, a modest pick-up in fixed asset

1

PORTFOLIO RESULTS

investment, and an uptick in March 2019 manufacturing data made investors hopeful for a recovery in Chinese and global economic growth. As inflationary pressures remained rather muted, the U.S. Federal Reserve (“Fed”) and the European Central Bank (“ECB”) each made a dovish shift and then maintained monetary policy stances that were broadly supportive of economic growth. More specifically, the Fed signaled it would make no additional short-term interest rate hikes during 2019, and the ECB indicated it was reluctant to raise interest rates during the calendar year. Global equities, as measured by the MSCI ACWI Investable Market Index, were up 12.86% during the first calendar quarter, led by a rally in U.S. stocks. Emerging markets equities overall underperformed developed markets equities, but Chinese stocks, as represented by the MSCI China Index, rose more than 17%.

In the second quarter of 2019, continued weakness in global economic growth and low levels of inflation led the Fed and ECB to indicate they might ease monetary policy. In June, the Fed signaled its next policy move was more likely to be an interest rate cut than an interest rate hike. The Fed’s dot plot, which shows interest rate projections of the members of the Federal Open Market Committee, revealed that policymakers expected to keep interest rates stable during 2019, followed by a 25 basis point cut in 2020. (A basis point is 1/100th of a percentage point.) Meanwhile, the ECB hinted that interest rate cuts and quantitative easing were on the table should economic data disappoint in the near term. Global equities were volatile during the second calendar quarter overall, though they rose 3.88%, as measured by the MSCI ACWI Investable Market Index. In May 2019, global equities had suffered a significant decline amid headwinds from U.S.-China trade negotiations. They then recovered in June, driven by dovish central bank actions and market expectations of a pause in U.S.-China trade tensions ahead of the G20 meeting at month end. (Also known as Group of 20 nations, the G20 is a forum attended by finance ministers and central bank governors from the world’s highly developed economies consisting of 19 countries and the European Union.)

During the third quarter of 2019, weak growth in cyclical sectors, such as manufacturing, and increased global trade uncertainty weighed on investors’ expectations for global economic growth, sparking concerns about a possible recession. U.S.-China trade negotiations remained volatile throughout the third calendar quarter, with both sides sending mixed signals. Major central banks became more accommodative in their monetary policies, encouraged by muted inflation across developed economies. Both the Fed and the ECB, for example, cut interest rates. Global equities, as measured by the MSCI ACWI Investable Market Index, appreciated 1.03% during the third calendar quarter, with Japanese and European stocks outperforming U.S. stocks. Emerging markets equities produced negative returns, broadly underperforming developed markets stocks. Continued weakness in Chinese macro data, along with persistent uncertainty regarding U.S.-China trade talks, pressured emerging markets equities.

In the fourth quarter of 2019, global economic growth showed signs of stabilization, thanks in part to continuous central bank policy support that sought to manage economic and financial sector pressures. In October, the Fed cut interest rates again, signaling that easing had probably ended unless macroeconomic data deteriorated further. Meanwhile, there were positive developments in the U.S.-China trade dispute. Though a full-fledged trade deal remained uncertain, the U.S. and China settled on the framework of a “Phase One” deal during October, with the two sides reaching an agreement in principle on the details in mid-December. The timing of the agreement avoided a proposed tariff hike, scheduled for December 15th, and included a 50% rollback of a September 2019 tariff increase. The U.S. President announced that the “Phase One” deal was scheduled to be signed on January 15, 2020. China also promised to address U.S. concerns about intellectual property practices. Collectively, the stabilization of global economic growth, mitigation of U.S.-China trade war risk and accommodative central bank monetary policy supported risk assets during the fourth calendar quarter. Global equities, as measured by the MSCI ACWI Investable Market Index, were up 8.37%. Developed markets equities, as measured by the MSCI World Index, rose 7.80%, while emerging markets equities, as measured by the MSCI Emerging Markets Index, climbed 11.93%.

Looking at the Reporting Period as a whole, the vast majority of risk assets finished the year in positive territory. The S&P 500® Index, up 31.49%, recorded its best annual return since 2013. Global equities, as measured by the MSCI ACWI Investable Market Index, rose 27.73%, driven largely by the strong performance of U.S. large-cap stocks. Developed market equities generally outperformed their emerging markets counterparts. Although emerging markets equities advanced, they were pressured by slowing economic growth in China, weakness in emerging markets exports and intermittent U.S.-China trade escalation.

2

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Performance is generally driven by three sources of return: long-term strategic asset allocation, medium-term and short-term dynamic allocation, and excess returns from investments in Underlying Funds. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors. The strategic asset allocation is implemented using a range of bottom-up security selection strategies across equity asset classes, using fundamental or quantitative investment techniques, as well as the use of derivative instruments. We then incorporate our medium-term and short-term dynamic views into the Fund in order to react to changes in the economic cycle and the markets, respectively. (Our short-term dynamic views were eliminated from the Fund when its principal investment strategy changed after the close of business on February 28, 2019.) The Fund’s positioning may therefore change over time.

During the Reporting Period, the Fund generated strongly positive double-digit absolute returns but underperformed the Index on a relative basis.

Long-term strategic asset allocation added most to the Fund’s performance. The contribution of our short-term dynamic allocation was also positive. Security selection within the Underlying Funds detracted from results. We did not hold any medium-term dynamic views in the Fund during the Reporting Period.

Beginning in January 2019, we began to shift the Fund to a new long-term strategic allocation. The Fund benefited from our efforts to identify attractive entry points in the financial markets as we made the transition. In addition, the Fund’s allocation to a macroeconomic hedge strategy, which utilizes interest rate options to profit if interest rates fall, remain constant or rise less than anticipated, contributed most positively as interest rates declined during the Reporting Period. An allocation to U.S. large-cap growth stocks further bolstered performance. However, an allocation to global real estate securities and global infrastructure securities, which are not held by the Index, detracted from returns.

Our decision to reduce the Fund’s equity risk, starting in June 2019, detracted marginally from performance, as global equities continued to rally. In our opinion, the U.S. economic cycle had matured substantially, and we believed it was in “rollover,” meaning we expected economic weakness going forward.

Our short-term dynamic views, which sought to take advantage of what we considered short-term market mispricing, added to the Fund’s returns during January and February 2019. We eliminated the Fund’s short-term dynamic allocation after the close of business on February 28, 2019, when the Fund’s principal investment strategy changed.

Overall, security selection within the Underlying Funds detracted from results during the Reporting Period, with underperformance concentrated in Underlying Equity Funds.

Q	How did the Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	Among Underlying Equity Funds, the Goldman Sachs Large Cap Value Insights Fund, the Goldman Sachs Large Cap Growth Insights Fund, the Goldman Sachs International Equity Insights Fund, the Goldman Sachs International Small Cap Insights Fund, the Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs Small Cap Equity Insights Fund and the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF underperformed their respective benchmark indices. The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF and the Goldman Sachs ActiveBeta® International ETF outperformed their respective benchmark indices during the Reporting Period. Among Underlying Funds that invest in real assets, both the Goldman Sachs Global Infrastructure Fund and the Goldman Sachs Real Estate Securities Fund outperformed their respective benchmark indices during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used derivatives for the passive replication of asset classes. Specifically, the Fund held strategic positions in U.S. large-cap equities through S&P 500® Index futures; international equities through MSCI EAFE Index futures; emerging markets stocks through MSCI Emerging Markets Index futures and MSCI Emerging Markets Index call options; and Canadian large-cap equities through S&P/TSX 60 Index futures (each had a positive impact on performance).

The Fund employed forward foreign currency exchange contracts within a foreign currency hedging strategy (positive impact), which seeks to manage the risk associated with investing in non-U.S. currencies. In addition, equity options were used within our volatility selling strategy (positive impact). Our volatility selling strategy seeks to benefit from

3

PORTFOLIO RESULTS

the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets. Finally, the Fund utilized interest rate options in a macroeconomic hedge strategy (positive impact).

Beginning in June 2019, the Fund reduced equity risk, specifically its exposure to U.S. large-cap equities, through the purchase of put options on the S&P 500® Index (marginally negative impact). A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.

During the Reporting Period overall, some of the Underlying Funds used derivatives to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make within the Fund during the Reporting Period?

A	At the start of the Reporting Period, we began moving the Fund to a new long-term strategic allocation. As part of that effort, we increased the Fund’s exposure to the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF and reduced its exposures to emerging markets equities and small-cap stocks during January and February 2019. We also added new strategies that sought to diversify the Fund beyond traditional equity asset classes. Specifically, we added a volatility selling strategy (accomplished through equity options) and a macroeconomic hedge strategy (accomplished through interest rate options). Additionally, we added an allocation to global infrastructure securities to diversify the Fund’s exposure to real assets beyond global real estate securities. Finally, we added a foreign currency hedging strategy (accomplished through forward foreign currency exchange contracts).

Between the beginning of the Reporting Period and February 28, 2019, we expressed our short-term dynamic views that the Fund have long positions in emerging markets equities, U.S. large-cap equities and international equities. We eliminated the Fund’s short-term dynamic allocation after February 28th, preferring to access other sources of potential excess returns.

After the close of business on February 28, 2019, when the Fund’s principal investment strategy changed, we began adding passive exposure to U.S. large-cap stocks, non-U.S. developed markets equities and emerging markets equities (accomplished through futures). We also increased passive index replication by raising the Fund’s exposure to Goldman Sachs ActiveBeta® ETFs broadly.

Beginning in June 2019, we sought to reduce equity risk in the Fund through the purchase of put options on U.S. large cap equities. We maintained this positioning through the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective February 19, 2019, Raymond Chan no longer served as a portfolio manager of the Fund. Additionally, Neill Nuttall began serving as a portfolio manager of the Fund on February 19, 2019. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Neill Nuttall and Christopher Lvoff.

At the end of 2019, Kane Brenan, Global Head and Co-Chief Investment Officer of GPS, retired. Gregory Calnon became Global Head of GPS, and Neill Nuttall became sole Chief Investment Officer for GPS.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we expected a modest pickup in global economic activity in 2020. In our view, the global economy could continue to expand, particularly in the U.S. where we were encouraged by the continued strength of the labor market, the early signs of a turnaround in manufacturing, what we considered to be manageable weakness in the services sector, and the fading drag of trade tariffs. As for monetary policy, we believed the Fed, ECB and the Bank of Japan were likely to remain accommodative, though the Bank of England may be the only major central bank to ease interest rates during 2020, in our opinion. We expected China, the Eurozone countries and Japan to provide additional fiscal stimulus in the near term. Regarding recessionary risk, we considered it low, though we expected it to be modestly higher in 2020 than it was in 2019. At the end of the Reporting Period, we saw no shortage of geopolitical concerns, including the potential of disruptions

4

PORTFOLIO RESULTS

caused by a more adventurous or aggressive Iran and North Korea. We also thought that ongoing U.S.-China trade negotiations, U.S. elections and the U.K.’s exit from the European Union could increase market volatility.

At the asset class level, we expected equities to offer modest returns in the near term, supported by moderate corporate earnings growth. Although we considered U.S. equity valuations high at the end of the Reporting Period, we thought they were justified by the existing macro environment. That said, we expected high valuations and moderate earnings growth to limit equity returns relative to what we might expect during a period of increasing economic growth momentum. In this environment, we believe it is critical to remain vigilant. The current U.S. economic expansion has exceeded all others in length, while the current U.S. equity bull market has exceeded all others in length and all but one other in strength. In our view, neither will continue indefinitely. Therefore, we believe a dynamic investment approach is even more important than usual.

5

FUND BASICS

Dynamic Global Equity Fund

as of December 31, 2019

[1]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each weighting reflects the value of that weighting as a percentage of net assets of the Fund. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

[2]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2019. Actual underlying fund weighting in the Fund may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

6

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[3]

Percentage of Net Assets

[3]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Fund. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $10,000 investment made on January 1, 2010 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI® All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”) (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Dynamic Global Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	25.66%	8.60%	8.88%	—
Including sales charges	18.73%	7.38%	8.26%	—

Class C
Excluding contingent deferred sales charges	24.72%	7.80%	8.06%	—
Including contingent deferred sales charges	23.47%	7.80%	8.06%	—

Institutional	26.18%	9.04%	9.31%	—

Service	25.49%	8.48%	8.76%	—

Investor	25.97%	8.87%	9.15%	—

Class P (Commenced April 17, 2018)	26.19%	N/A	N/A	5.75%

Class R	25.36%	8.33%	8.61%	—

Class R6 (Commenced July 31, 2015)	26.14%	N/A	N/A	8.97%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Index Definitions

The MSCI® ACWI Index is a free float-adjusted market Capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

MSCI ACWI Investable Market Index captures large, mid and small cap representation across 23 developed markets and 26 emerging markets countries.

MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips, P chips and foreign listings.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P/TSX 60 Index is a stock market index of 60 large companies listed on the Toronto Stock Exchange.

It is not possible to invest directly in an unmanaged index.

9

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments

December 31, 2019

Shares			Description	Value

Underlying Funds(a) – 83.1%
Equity – 32.4%
	5,341,607		Goldman Sachs International Equity Insights Fund – Class R6	$69,334,054
	1,595,046		Goldman Sachs Large Cap Growth Insights Fund – Class R6	53,449,989
	2,342,751		Goldman Sachs Large Cap Value Insights Fund – Class R6	52,009,062
	3,122,652		Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	30,633,215
	637,099		Goldman Sachs Small Cap Equity Insights Fund – Class R6	17,781,421
	1,088,762		Goldman Sachs Global Infrastructure Fund – Class R6	13,576,858
	1,097,411		Goldman Sachs International Small Cap Insights Fund – Class R6	13,157,963
	1,094,919		Goldman Sachs Global Real Estate Securities Fund – Class R6	12,164,548

				262,107,110

Exchange Traded Funds – 50.7%
	3,203,485		Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	207,169,375
	4,610,470		Goldman Sachs ActiveBeta International Equity ETF	139,466,717
	1,863,841		Goldman Sachs ActiveBeta Emerging Markets Equity ETF	64,004,300

				410,640,392

	TOTAL UNDERLYING FUNDS – 83.1%
	(Cost $601,185,241)			$672,747,502

Shares		Dividend Rate		Value

Investment Company(a) – 13.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
107,461,189		1.638%		$107,461,189
(Cost $107,461,189)

TOTAL INVESTMENTS – 96.4%
(Cost $708,646,430)				$780,208,691

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.6%				28,849,275

NET ASSETS – 100.0%				$809,057,966

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD 12,609,092	JPY 1,363,000,000	03/18/20	$8,737

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	16,289,155	EUR	14,580,000	03/18/20	$(145,784)
	USD	902,331	DKK	6,030,000	03/18/20	(7,757)
	USD	3,608,465	AUD	5,260,000	03/18/20	(89,914)
	USD	1,381,488	SEK	13,050,000	03/18/20	(17,064)
	USD	8,942,097	GBP	6,800,000	03/18/20	(84,628)
	USD	4,721,898	CHF	4,630,000	03/18/20	(88,902)
	USD	349,542	NOK	3,200,000	03/18/20	(15,035)
	USD	705,356	SGD	960,000	03/18/20	(8,977)
	USD	162,273	ILS	560,000	03/18/20	(585)
	USD	1,965,986	HKD	15,400,000	03/18/20	(9,112)
	USD	130,913	NZD	200,000	03/18/20	(3,880)

TOTAL						$(471,638)

FUTURES CONTRACTS — At December 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Mini MSCI EAFE Index	579	03/20/20	$58,956,675	$209,805
MSCI Emerging Markets Index	513	03/20/20	28,733,130	646,044
S&P 500 E-Mini Index	608	03/20/20	98,225,440	1,370,991
S&P Toronto Stock Exchange 60 Index	50	03/19/20	7,796,388	13,880

TOTAL FUTURES CONTRACTS				$2,240,720

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2019, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.000	03/15/2021	205	$512,500	$738,000	$541,163	$196,837
Eurodollar Futures	97.000	06/14/2021	205	512,500	738,000	538,601	199,399
Eurodollar Futures	97.000	09/13/2021	266	665,000	955,937	689,942	265,995
Eurodollar Futures	97.125	09/14/2020	23	57,500	71,300	28,803	42,497
Eurodollar Futures	97.125	12/14/2020	31	77,500	97,263	41,147	56,116
Eurodollar Futures	97.500	09/14/2020	36	90,000	77,849	50,483	27,366
Eurodollar Futures	97.500	12/14/2020	19	47,500	41,800	28,069	13,731
Eurodollar Futures	98.000	03/15/2021	213	532,500	256,931	192,194	64,737
Eurodollar Futures	98.000	06/14/2021	394	985,000	504,813	343,612	161,201
Eurodollar Futures	98.250	03/15/2021	605	1,512,500	457,531	704,341	(246,810)
Eurodollar Futures	98.250	06/14/2021	511	1,277,500	440,738	629,611	(188,873)
Eurodollar Futures	98.250	09/13/2021	500	1,250,000	475,000	599,298	(124,298)
Eurodollar Futures	98.500	03/16/2020	47	117,500	882	15,972	(15,090)

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Calls (continued)
Eurodollar Futures	$98.500	06/15/2020	31	$77,500	$2,519	$15,572	$(13,053)
Eurodollar Futures	98.500	12/13/2021	296	740,000	205,350	291,087	(85,737)

TOTAL			3,382	$8,455,000	$5,063,913	$4,709,895	$354,018

PURCHASED AND WRITTEN OPTIONS CONTRACTS ON EQUITIES

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
SPX Index	Barclays Bank PLC	$2,801.58	01/17/2020	5,823	$5,823	$4,681	$516,616	$(511,935)

EXCHANGE TRADED OPTIONS ON EQUITIES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
S&P 500 Index	$3,185.000	01/31/2020	(1)	$(100)	$(7,820)	$(2,289)	$(5,531)
S&P 500 Index	3,190.000	01/31/2020	(3)	(300)	(22,275)	(8,488)	(13,787)
S&P 500 Index	3,195.000	01/08/2020	(12)	(1,200)	(56,460)	(17,883)	(38,577)
S&P 500 Index	3,195.000	01/31/2020	(1)	(100)	(7,040)	(2,419)	(4,621)
S&P 500 Index	3,215.000	01/31/2020	(2)	(200)	(11,111)	(4,019)	(7,092)
S&P 500 Index	3,220.000	01/31/2020	(2)	(200)	(10,400)	(4,372)	(6,028)
S&P 500 Index	3,225.000	01/31/2020	(3)	(300)	(14,565)	(6,508)	(8,057)
S&P 500 Index	3,240.000	01/15/2020	(12)	(1,200)	(27,240)	(15,028)	(12,212)
S&P 500 Index	3,245.000	02/28/2020	(1)	(100)	(5,505)	(2,719)	(2,786)
S&P 500 Index	3,260.000	01/31/2020	(2)	(200)	(5,469)	(3,258)	(2,211)
S&P 500 Index	3,275.000	01/22/2020	(12)	(1,200)	(14,820)	(12,865)	(1,955)
S&P 500 Index	3,275.000	01/31/2020	(10)	(1,000)	(20,050)	(15,993)	(4,057)
S&P 500 Index	3,280.000	01/29/2020	(12)	(1,200)	(19,380)	(15,141)	(4,239)
S&P 500 Index	3,280.000	01/31/2020	(10)	(1,000)	(18,000)	(14,086)	(3,914)
S&P 500 Index	3,285.000	01/31/2020	(10)	(1,000)	(16,050)	(12,406)	(3,644)
S&P 500 Index	3,285.000	02/28/2020	(2)	(200)	(6,680)	(4,518)	(2,162)
S&P 500 Index	3,290.000	01/31/2020	(10)	(1,000)	(14,250)	(10,993)	(3,257)
S&P 500 Index	3,295.000	01/31/2020	(10)	(1,000)	(12,600)	(9,713)	(2,887)
S&P 500 Index	3,310.000	02/28/2020	(4)	(400)	(9,200)	(7,909)	(1,291)
S&P 500 Index	3,315.000	02/28/2020	(3)	(300)	(6,360)	(5,985)	(375)

			(122)	$(12,200)	$(305,275)	$(176,592)	$(128,683)
Puts
S&P 500 Index	2,995.000	01/31/2020	(1)	(100)	(700)	(5,329)	4,629
S&P 500 Index	3,010.000	01/31/2020	(3)	(300)	(2,325)	(11,471)	9,146
S&P 500 Index	3,015.000	01/31/2020	(1)	(100)	(800)	(4,899)	4,099
S&P 500 Index	3,040.000	02/28/2020	(1)	(100)	(2,185)	(5,311)	3,126

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts (continued)
S&P 500 Index	$3,045.000	01/31/2020	(2)	$(200)	$(1,960)	$(9,305)	$7,345
S&P 500 Index	3,060.000	01/31/2020	(2)	(200)	(2,180)	(8,059)	5,879
S&P 500 Index	3,075.000	01/31/2020	(3)	(300)	(3,631)	(11,717)	8,086
S&P 500 Index	3,080.000	01/08/2020	(12)	(1,200)	(2,220)	(33,536)	31,316
S&P 500 Index	3,120.000	02/28/2020	(2)	(200)	(6,620)	(8,319)	1,699
S&P 500 Index	3,140.000	02/28/2020	(4)	(400)	(14,720)	(16,645)	1,925
S&P 500 Index	3,145.000	01/31/2020	(2)	(200)	(4,039)	(5,818)	1,779
S&P 500 Index	3,155.000	01/15/2020	(12)	(1,200)	(11,460)	(23,751)	12,291
S&P 500 Index	3,155.000	01/31/2020	(10)	(1,000)	(21,800)	(25,973)	4,173
S&P 500 Index	3,155.000	02/28/2020	(3)	(300)	(11,940)	(12,697)	757
S&P 500 Index	3,160.000	01/31/2020	(10)	(1,000)	(22,600)	(26,276)	3,676
S&P 500 Index	3,165.000	01/31/2020	(10)	(1,000)	(23,500)	(27,828)	4,328
S&P 500 Index	3,170.000	01/29/2020	(12)	(1,200)	(26,580)	(31,943)	5,363
S&P 500 Index	3,170.000	01/31/2020	(10)	(1,000)	(24,400)	(28,344)	3,944
S&P 500 Index	3,175.000	01/31/2020	(10)	(1,000)	(25,350)	(30,039)	4,689
S&P 500 Index	3,185.000	01/22/2020	(12)	(1,200)	(22,620)	(26,883)	4,263

			(122)	$(12,200)	$(231,630)	$(354,143)	$122,513

Total			(244)	$(24,400)	$(536,905)	$(530,735)	$(6,170)

Abbreviation:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in Affiliated Funds, at value (cost $708,646,430)	780,208,691
Purchased options, at value (premium paid $5,226,511)	5,068,594
Cash	12,750,536
Foreign currencies, at value (cost $37,736)	57,760
Unrealized gain on forward foreign currency exchange contracts	8,737
Variation margin on futures	595,836
Receivables:
Collateral on certain derivative contracts(a)	12,320,146
Fund shares sold	469,360
Investments sold	269,080
Dividends	139,907
Reimbursement from investment adviser	95,289
Other assets	67,358
Total assets	812,051,294

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	471,638
Written option contracts, at value (premium received $530,735)	536,905
Payables:
Fund shares redeemed	903,065
Investments purchased	545,147
Collateral on certain derivative contracts(b)	220,000
Management fees	102,503
Distribution and Service fees and Transfer Agency fees	94,724
Accrued expenses	119,346
Total liabilities	2,993,328

Net Assets:
Paid-in capital	728,582,339
Total distributable earnings	80,475,627
NET ASSETS	$809,057,966
Net Assets:
Class A	$162,027,913
Class C	17,347,759
Institutional	13,423,471
Service	380,088
Investor	4,516,556
Class P	127,367,060
Class R	5,922,246
Class R6	478,072,873
Total Net Assets	$809,057,966
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,386,896
Class C	925,595
Institutional	686,722
Service	19,690
Investor	237,210
Class P	6,511,368
Class R	309,205
Class R6	24,452,154
Net asset value, offering and redemption price per share:(c)
Class A	$19.32
Class C	18.74
Institutional	19.55
Service	19.30
Investor	19.04
Class P	19.56
Class R	19.15
Class R6	19.55

(a)	Includes segregated cash of $4,614,202, $300,000 and $7,405,944 relating to initial margin requirements and/or collateral on futures, forwards and options transactions, respectively.
(b)	Includes segregated cash of $220,000 relating to initial margin requirements and/or collateral on options transactions.
(c)	Maximum public offering price per share for Class A Shares is $20.44. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2019

Investment income:

Dividends from Affiliated Funds	$15,103,885

Interest	45,666

Total investment income	15,149,551

Expenses:

Management fees	938,879

Distribution and Service fees(a)	619,382

Transfer Agency fees(a)	455,784

Registration fees	134,355

Professional fees	133,245

Printing and mailing costs	116,881

Custody, accounting and administrative services	83,557

Trustee fees	16,987

Shareholder meeting expense	16,644

Service Share fees — Service Plan	1,463

Service Share fees — Shareholder Administration Plan	1,463

Prime Broker Fees	750

Other	15,292

Total expenses	2,534,682

Less — expense reductions	(475,951)

Net expenses	2,058,731

NET INVESTMENT INCOME	13,090,820

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Funds	2,046,265

Net realized gain (loss) from:

Affiliated Funds	19,795,900

Purchased options	2,348,625

Futures contracts	20,175,482

Written options	629,321

Forward foreign currency exchange contracts	848,463

Foreign currency transactions	(27,069)

Net change in unrealized gain (loss) on:

Affiliated Funds	70,726,355

Purchased options	(128,525)

Futures contracts	2,379,237

Written options	(6,170)

Forward foreign currency exchange contracts	(462,901)

Foreign currency translation	10,115

Net realized and unrealized gain	118,335,098

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$131,425,918

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

Distribution and/or Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
$379,629	$211,228	$28,525	$265,470	$37,090	$6,433	$234	$8,939	$35,194	$9,976	$92,448

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018
From operations:

Net investment income	$13,090,820	$3,378,018

Net realized gain	45,816,987	17,581,598

Net change in unrealized gain (loss)	72,518,111	(58,513,379)

Net increase (decrease) in net assets resulting from operations	131,425,918	(37,553,763)

Distributions to shareholders:

From total distributable earnings:

Class A Shares	(8,721,949)	(3,527,838)

Class C Shares	(853,186)	(103,569)

Institutional Shares	(757,246)	(477,191)

Service Shares	(19,202)	(12,880)

Investor Shares	(257,107)	(162,939)

Class P Shares(a)	(7,237,115)	(3,046,018)

Class R Shares	(324,233)	(117,644)

Class R6 Shares	(27,511,667)	(133,363)

Total distributions to shareholders	(45,681,705)	(7,581,442)

From share transactions:

Proceeds from sales of shares	523,768,845	194,331,566

Reinvestment of distributions	44,747,494	7,197,075

Cost of shares redeemed	(139,697,167)	(235,405,360)

Net increase (decrease) in net assets resulting from share transactions	428,819,172	(33,876,719)

TOTAL INCREASE (DECREASE)	514,563,385	(79,011,924)

Net assets:

Beginning of year	294,494,581	373,506,505

End of year	$809,057,966	$294,494,581

(a)	Class P Shares commenced operations on April 17, 2018.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Class A Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$16.26	$18.84	$15.25	$14.44	$14.46

Net investment income(a)(b)	0.29	0.20	0.16	0.16	0.09

Net realized and unrealized gain (loss)	3.86	(2.35)	3.80	0.83	0.03

Total from investment operations	4.15	(2.15)	3.96	0.99	0.12

Distributions to shareholders from net investment income	(0.27)	(0.43)	(0.37)	(0.18)	(0.14)

Distributions to shareholders from net realized gains	(0.82)	—	—	—	—

Total distributions	(1.09)	(0.43)	(0.37)	(0.18)	(0.14)

Net asset value, end of year	$19.32	$16.26	$18.84	$15.25	$14.44

Total return(c)	25.66%	(11.40)%	25.96%	6.81%	0.83%

Net assets, end of year (in 000s)	$162,028	$135,758	$137,276	$124,514	$134,851

Ratio of net expenses to average net assets(d)	0.58%	0.58%	0.59%	0.59%	0.59%

Ratio of total expenses to average net assets(d)	0.66%	0.66%	0.67%	0.69%	0.67%

Ratio of net investment income to average net assets(b)	1.56%	1.09%	0.93%	1.12%	0.63%

Portfolio turnover rate(e)	40%	11%	53%	39%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Class C Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$15.77	$18.01	$14.58	$13.82	$13.83

Net investment income (loss)(a)(b)	0.10	(0.05)	0.01	0.05	(0.02)

Net realized and unrealized gain (loss)	3.77	(2.12)	3.65	0.78	0.04

Total from investment operations	3.87	(2.17)	3.66	0.83	0.02

Distributions to shareholders from net investment income	(0.08)	(0.07)	(0.23)	(0.07)	(0.03)

Distributions to shareholders from net realized gains	(0.82)	—	—	—	—

Total distributions	(0.90)	(0.07)	(0.23)	(0.07)	(0.03)

Net asset value, end of year	$18.74	$15.77	$18.01	$14.58	$13.82

Total return(c)	24.72%	(12.04)%	25.08%	5.95%	0.13%

Net assets, end of year (in 000s)	$17,348	$23,020	$68,315	$75,027	$83,743

Ratio of net expenses to average net assets(d)	1.33%	1.33%	1.34%	1.34%	1.34%

Ratio of total expenses to average net assets(d)	1.41%	1.40%	1.42%	1.44%	1.42%

Ratio of net investment income (loss) to average net assets(b)	0.58%	(0.29)%	0.08%	0.33%	(0.15)%

Portfolio turnover rate(e)	40%	11%	53%	39%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$16.43	$19.01	$15.38	$14.57	$14.58

Net investment income(a)(b)	0.34	0.09	0.24	0.23	0.16

Net realized and unrealized gain (loss)	3.93	(2.20)	3.83	0.82	0.03

Total from investment operations	4.27	(2.11)	4.07	1.05	0.19

Distributions to shareholders from net investment income	(0.33)	(0.47)	(0.44)	(0.24)	(0.20)

Distributions to shareholders from net realized gains	(0.82)	—	—	—	—

Total distributions	(1.15)	(0.47)	(0.44)	(0.24)	(0.20)

Net asset value, end of year	$19.55	$16.43	$19.01	$15.38	$14.57

Total return(c)	26.18%	(11.07)%	26.48%	7.18%	1.31%

Net assets, end of year (in 000s)	$13,423	$16,974	$155,828	$119,108	$117,357

Ratio of net expenses to average net assets(d)	0.20%	0.19%	0.20%	0.19%	0.19%

Ratio of total expenses to average net assets(d)	0.28%	0.26%	0.28%	0.29%	0.27%

Ratio of net investment income to average net assets(b)	1.82%	0.47%	1.40%	1.55%	1.05%

Portfolio turnover rate(e)	40%	11%	53%	39%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$16.20	$18.75	$15.19	$14.39	$14.40

Net investment income(a)(b)	0.21	0.15	0.16	0.15	0.08

Net realized and unrealized gain (loss)	3.89	(2.31)	3.76	0.81	0.03

Total from investment operations	4.10	(2.16)	3.92	0.96	0.11

Distributions to shareholders from net investment income	(0.18)	(0.39)	(0.36)	(0.16)	(0.12)

Distributions to shareholders from net realized gains	(0.82)	—	—	—	—

Total distributions	(1.00)	(0.39)	(0.36)	(0.16)	(0.12)

Net asset value, end of year	$19.30	$16.20	$18.75	$15.19	$14.39

Total return(c)	25.49%	(11.48)%	25.79%	6.66%	0.78%

Net assets, end of year (in 000s)	$380	$543	$684	$470	$577

Ratio of net expenses to average net assets(d)	0.70%	0.69%	0.69%	0.69%	0.69%

Ratio of total expenses to average net assets(d)	0.78%	0.77%	0.78%	0.79%	0.77%

Ratio of net investment income to average net assets(b)	1.16%	0.80%	0.91%	1.01%	0.52%

Portfolio turnover rate(e)	40%	11%	53%	39%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Investor Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$16.03	$18.58	$15.03	$14.25	$14.27

Net investment income(a)(b)	0.30	0.24	0.18	0.21	0.13

Net realized and unrealized gain (loss)	3.84	(2.32)	3.78	0.79	0.03

Total from investment operations	4.14	(2.08)	3.96	1.00	0.16

Distributions to shareholders from net investment income	(0.31)	(0.47)	(0.41)	(0.22)	(0.18)

Distributions to shareholders from net realized gains	(0.82)	—	—	—	—

Total distributions	(1.13)	(0.47)	(0.41)	(0.22)	(0.18)

Net asset value, end of year	$19.04	$16.03	$18.58	$15.03	$14.25

Total return(c)	25.97%	(11.18)%	26.35%	6.99%	1.11%

Net assets, end of year (in 000s)	$4,517	$5,703	$5,481	$5,663	$5,282

Ratio of net expenses to average net assets(d)	0.33%	0.33%	0.34%	0.34%	0.34%

Ratio of total expenses to average net assets(d)	0.41%	0.41%	0.42%	0.44%	0.42%

Ratio of net investment income to average net assets(b)	1.66%	1.28%	1.07%	1.47%	0.91%

Portfolio turnover rate(e)	40%	11%	53%	39%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund
	Class P Shares
	Year Ended December 31, 2019	Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$16.44	$19.43

Net investment income(b)(c)	0.37	0.31

Net realized and unrealized gain (loss)	3.91	(2.80)

Total from investment operations	4.28	(2.49)

Distributions to shareholders from net investment income	(0.34)	(0.50)

Distributions to shareholders from net realized gains	(0.82)	—

Total distributions	(1.16)	(0.50)

Net asset value, end of period	$19.56	$16.44

Total return(d)	26.19%	(12.80)%

Net assets, end of period (in 000s)	$127,367	$103,074

Ratio of net expenses to average net assets(e)	0.19%	0.18	%(f)

Ratio of total expenses to average net assets(e)	0.27%	0.27	%(f)

Ratio of net investment income to average net assets(c)	1.96%	2.33	%(f)

Portfolio turnover rate(g)	40%	11%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund
	Class R Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$16.13	$18.69	$15.15	$14.37	$14.37

Net investment income(a)(b)	0.24	0.14	0.19	0.16	0.04

Net realized and unrealized gain (loss)	3.82	(2.32)	3.70	0.78	0.05

Total from investment operations	4.06	(2.18)	3.89	0.94	0.09

Distributions to shareholders from net investment income	(0.22)	(0.38)	(0.35)	(0.16)	(0.09)

Distributions to shareholders from net realized gains	(0.82)	—	—	—	—

Total distributions	(1.04)	(0.38)	(0.35)	(0.16)	(0.09)

Net asset value, end of year	$19.15	$16.13	$18.69	$15.15	$14.37

Total return(c)	25.36%	(11.63)%	25.70%	6.49%	0.61%

Net assets, end of year (in 000s)	$5,922	$4,938	$5,910	$2,031	$1,785

Ratio of net expenses to average net assets(d)	0.83%	0.83%	0.84%	0.84%	0.84%

Ratio of total expenses to average net assets(d)	0.91%	0.91%	0.92%	0.94%	0.92%

Ratio of net investment income to average net assets(b)	1.31%	0.77%	1.06%	1.10%	0.28%

Portfolio turnover rate(e)	40%	11%	53%	39%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund
	Class R6 Shares
	Year Ended December 31,				Period Ended December 31,
	2019	2018	2017	2016	2015(a)
Per Share Data

Net asset value, beginning of period	$16.44	$19.04	$15.37	$14.57	$15.38

Net investment income(b)(c)	0.49	1.61	0.12	0.24	0.14

Net realized and unrealized gain (loss)	3.78	(3.71)	3.96	0.80	(0.74)

Total from investment operations	4.27	(2.10)	4.08	1.04	(0.60)

Distributions to shareholders from net investment income	(0.34)	(0.50)	(0.41)	(0.24)	(0.21)

Distributions to shareholders from net realized gains	(0.82)	—	—	—	—

Total distributions	(1.16)	(0.50)	(0.41)	(0.24)	(0.21)

Net asset value, end of period	$19.55	$16.44	$19.04	$15.37	$14.57

Total return(d)	26.14%	(11.00)%	26.54%	7.12%	(3.93)%

Net assets, end of period (in 000s)	$478,073	$4,485	$13	$10	$10

Ratio of net expenses to average net assets(e)	0.19%	0.18%	0.18%	0.19%	0.18	%(f)

Ratio of total expenses to average net assets(e)	0.26%	0.32%	0.24%	0.28%	0.29	%(f)

Ratio of net investment income to average net assets(c)	2.55%	9.20%	0.66%	1.63%	2.32	%(f)

Portfolio turnover rate(g)	40%	11%	53%	39%	18%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements

December 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Dynamic Global Equity Fund (the “Fund”). Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund and changed its principal investment strategy. The Fund is a diversified fund and currently offers eight classes of shares: Class A, Class C, Institutional, Service, Investor, Class P, Class R, Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

The Fund is expected to invest in a diversified portfolio of global equity asset classes. Such investments may include underlying funds (including exchange-traded funds (“ETFs”))(collectively, the “Underlying Funds”), futures, forwards, options and other instruments with similar economic exposures. The Fund may invest in Underlying Funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Fund may own

25

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

26

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit defaults swap contracts.

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GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$262,107,110	$—	$—

Exchange Traded Funds	410,640,392	—	—

Investment Company	107,461,189	—	—

Total	$780,208,691	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$8,737	$—

Futures Contracts(a)	2,240,720	—	—

Options Purchased	5,063,913	4,681	—

Total	$7,304,633	$13,418	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(471,638)	$—

Written Option Contracts	(536,905)	—	—

Total	$(536,905)	$(471,638)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2019. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Purchased options, at value	$5,063,913		—	$—
Equity	Variation margin on future contracts; Purchased options, at value	2,245,401	(a)	Written options, at value	(536,905)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	8,737		Payable for unrealized loss on forward foreign currency contracts	(471,638)
Total		$7,318,051			$(1,008,543)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of December 31, 2019 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on purchased options	$2,370,518	$383,410	12
Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	20,782,910	1,861,132	1,486
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	848,463	(462,901)	12
Total		$24,001,891	$1,781,641	1,510

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets of 0.15% for the Fund.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs,

29

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

The Trust, on behalf of Service Shares of the Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2019, Goldman Sachs retained $8,083 of the front end sales charges and $693 of the CDSC for this Fund.

D.  Service and Shareholder Administration Plans — The Trust, on behalf of the Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Fund, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2019, such fee was 0.18% of the average daily net assets of the Class A, Class C, Investor and Class R Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.004%. These Other Expense limitations will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Transfer Agency Credits	Other Expense Reimbursements	Total Expense Reductions
$669	$475,282	$475,951

F. Line of Credit Facility — As of December 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

G.  Other Transactions with Affiliates — The Fund invests primarily in Class R6 Shares of the Underlying Funds (except certain Underlying Funds that are ETFs). These Underlying Funds are considered to be affiliated with the Fund. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2019 (in thousands):

Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2019	Shares as of 12/31/2019	Dividend Income	Capital Gain Distributions
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$20,713	$41,630	$(4,772)	$(130)	$6,563	$64,004	1,864	$1,873	$—
Goldman Sachs ActiveBeta International Equity ETF	16,668	121,062	(10,846)	312	12,271	139,467	4,610	3,768	—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	28,186	177,258	(29,581)	1,608	29,699	207,170	3,203	2,956	—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6 Shares	38,090	19,594	(31,500)	138	4,311	30,633	3,123	594	—
Goldman Sachs Global Real Estate Securities Fund — Class R6 Shares	19,120	8,036	(17,023)	899	1,133	12,165	1,095	677	336
Goldman Sachs International Small Cap Insights Fund — Class R6 Shares	11,123	7,441	(7,300)	1,441	453	13,158	1,097	441	—
Goldman Sachs Large Cap Growth Insights Fund — Class R6 Shares	39,705	33,082	(28,800)	5,640	3,823	53,450	1,595	372	1,710
Goldman Sachs Large Cap Value Insights Fund — Class R6 Shares	38,990	32,826	(28,200)	4,584	3,809	52,009	2,343	826	—
Goldman Sachs Small Cap Equity Insights Fund — Class R6 Shares	17,707	10,596	(14,500)	1,360	2,618	17,781	637	96	—
Goldman Sachs International Equity Insights Fund — Class R6 Shares	45,968	48,408	(33,600)	3,944	4,614	69,334	5,342	1,708	—

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GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2019	Shares as of 12/31/2019	Dividend Income	Capital Gain Distributions
Goldman Sachs Global Infrastructure Fund — Class R6 Shares	$—	$12,145	$—	$—	$1,432	$13,577	1,089	$246	$—

Total	$276,270	$512,078	$(206,122)	$19,796	$70,726	$672,748	25,998	$13,557	$2,046

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended December 31, 2019 (in thousands):

Fund	Beginning Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Ending Value as of 12/31/2019	Shares as of 12/31/2019	Dividend Income from Affiliated Investment Company
Dynamic Global Equity Fund	$14,101	$521,990	$(428,630)	$107,461	107,461	$1,547

As of December 31, 2019, the Goldman Sachs Growth Strategy, Goldman Sachs Growth and Income Strategy and Goldman Sachs Balanced Strategy Portfolios beneficially owned 24%, 24% and 10%, respectively, of the total outstanding shares of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2019, were $519,479,135 and $211,158,575, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

Dynamic Global Equity
Distribution paid from:
Ordinary income	$20,749,477
Net long-term capital gains	24,932,228
Total taxable distributions	$45,681,705

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Dynamic Global Equity
Distribution paid from:
Ordinary income	$7,581,442

As of December 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$5,665,174
Undistributed long-term capital gains	7,042,536
Total undistributed earnings	$12,707,710
Timing differences (Qualified Late Year Loss Deferral)	$(258,826)
Unrealized gains (losses) — net	68,026,743
Total accumulated earnings (losses) net	$80,475,627

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GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

7. TAX INFORMATION (continued)

As of December 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$719,042,214
Gross unrealized gain	69,212,540
Gross unrealized loss	(1,185,797)
Net unrealized gains (loss)	$68,026,743

The difference between GAAP-basis and tax basis unrealized gains/(losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts and net mark to market gains/(losses) on foreign currency contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of the Fund are concentrated in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Fund is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. The Fund that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment

33

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2019

8. OTHER RISKS (continued)

model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Fund will bear its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

34

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	866,854	$16,168,522	2,185,895	$41,265,498
Reinvestment of distributions	421,756	8,029,181	199,644	3,228,235
Shares redeemed	(1,251,441)	(23,256,094)	(1,323,048)	(24,484,673)
	37,169	941,609	1,062,491	20,009,060
Class C Shares
Shares sold	49,667	884,384	137,482	2,444,514
Reinvestment of distributions	43,467	794,194	6,208	97,349
Shares redeemed	(627,192)	(11,237,602)	(2,477,506)	(44,551,615)
	(534,058)	(9,559,024)	(2,333,816)	(42,009,752)
Institutional Shares
Shares sold	220,932	4,221,884	733,770	13,870,499
Reinvestment of distributions	38,266	739,185	28,655	468,222
Shares redeemed	(605,325)	(11,065,822)	(7,926,783)	(154,475,133)
	(346,127)	(6,104,753)	(7,164,358)	(140,136,412)
Service Shares
Shares sold	405	7,344	3,181	60,227
Reinvestment of distributions	502	9,503	565	9,100
Shares redeemed	(14,710)	(288,765)	(6,737)	(123,165)
	(13,803)	(271,918)	(2,991)	(53,838)
Investor Shares
Shares sold	52,316	950,282	125,237	2,335,716
Reinvestment of distributions	13,675	257,107	10,222	162,939
Shares redeemed	(184,609)	(3,377,794)	(74,682)	(1,365,679)
	(118,618)	(2,170,405)	60,777	1,132,976
Class P Shares(a)
Shares sold	498,856	9,237,580	6,534,613	128,079,127
Reinvestment of distributions	374,313	7,237,115	186,301	3,046,018
Shares redeemed	(629,931)	(11,824,254)	(452,784)	(8,567,805)
	243,238	4,650,441	6,268,130	122,557,340
Class R Shares
Shares sold	47,986	873,254	76,021	1,401,993
Reinvestment of distributions	17,178	323,537	7,266	116,549
Shares redeemed	(62,050)	(1,149,782)	(93,404)	(1,736,597)
	3,114	47,009	(10,117)	(218,055)
Class R6 Shares
Shares sold	26,778,726	491,425,595	273,672	4,873,992
Reinvestment of distributions	1,415,765	27,357,672	4,200	68,663
Shares redeemed	(4,015,155)	(77,497,054)	(5,738)	(100,693)
	24,179,336	441,286,213	272,134	4,841,962

NET INCREASE (DECREASE)	23,450,251	$428,819,172	(1,847,750)	$(33,876,719)

(a)	Class P Shares commenced operations on April 17, 2018.

35

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Dynamic Global Equity Fund (formerly Goldman Sachs Equity Growth Strategy Portfolio)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Dynamic Global Equity Fund (formerly Goldman Sachs Equity Growth Strategy Portfolio) (one of the funds constituting Goldman Sachs Trust , referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

36

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

At the Meeting, the shareholders of the Goldman Sachs Large Cap Growth Insights Fund approved a change to the Fund’s sub-classification under the Act from “diversified” to “non-diversified”. The Trust’s shareholders voted as follows:

Proposal 2.

To approve a change to the Fund’s sub-classification under
the Investment Company Act of 1940 from “diversified” to
“non-diversified” and to eliminate a related fundamental
investment restriction.

	For	Against	Abstained	Broker Non-Votes

Large Cap Growth Insights Fund	23,785,792.632	250,521.921	196,802.993	9,592,467.322

37

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Fund Expenses — Six Months Period Ended December 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses.

The Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Fund invests. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Global Equity Fund
Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19		Expenses Paid for the 6 months ended 12/31/19*
Class A
Actual	$1,000.00	$1,085.10		$3.03
Hypothetical 5% return	1,000.00	1,022.30	+	2.94
Class C
Actual	1,000.00	1,080.70		6.96
Hypothetical 5% return	1,000.00	1,018.52	+	6.75
Institutional
Actual	1,000.00	1,087.10		1.03
Hypothetical 5% return	1,000.00	1,024.22	+	1.00
Service
Actual	1,000.00	1,084.20		3.66
Hypothetical 5% return	1,000.00	1,021.69	+	3.55
Investor
Actual	1,000.00	1,086.80		1.72
Hypothetical 5% return	1,000.00	1,023.56	+	1.66
Class P
Actual	1,000.00	1,087.30		0.98
Hypothetical 5% return	1,000.00	1,024.27	+	0.95
Class R
Actual	1,000.00	1,083.60		4.34
Hypothetical 5% return	1,000.00	1,021.04	+	4.21
Class R6
Actual	1,000.00	1,087.40		0.98
Hypothetical 5% return	1,000.00	1,024.27	+	0.95

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio (excluding proxy fee which is not annualized) for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Dynamic Global Equity Fund	0.58%	1.33%	0.20%	0.70%	0.33%	0.19%	0.83%	0.19%

38

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

39

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]

James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]

Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Funds’ Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

40

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II; LLC Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Dynamic Global Equity Fund – Tax Information (Unaudited)

For the year ended December 31, 2019, 15.10% of the dividends paid from net investment company taxable income by the Dynamic Global Equity Fund, qualify for the dividends received deduction available to corporations.

For the 2019 tax year, the Dynamic Global Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Dynamic Global Equity Fund from sources within foreign countries and possessions of the United States was $0.1920 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Dynamic Global Equity Fund during the year from foreign sources was 33.04%. The total amount of taxes paid by the Dynamic Global Equity Fund to such countries was $0.0192 per share.

For the year ended December 31, 2019, 51.80% of the dividends paid from net investment company taxable income by the Dynamic Global Equity Fund, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Dynamic Global Equity Fund designates $24,932,228, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2019.

During the year ended December 31, 2019, the Dynamic Global Equity Fund designates $7,745,431, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

41

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.69 trillion in assets under supervision as of December 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[4]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[6]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[7]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[6]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
[7]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed to the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush* Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado* James A. McNamara Roy W. Templin Gregory G. Weaver *Effective as of January 23, 2020	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Diversification does not protect an investor from market risk and does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2020 Goldman Sachs. All rights reserved. 192789-OTU-1141272 DYNGLEQAR-20

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2019	2018	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,499,205	$3,673,345	Financial Statement audits.

Audit-Related Fees:

• PwC	$262,184	$398,872	Other attest services.

Tax Fees:

• PwC	$796,358	$1,135,205	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2019	2018	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,000,617	$1,845,098	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2019 and December 31, 2018 were approximately $1,058,542 and $1,534,077 respectively.

The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2018 and December 31, 2017 were approximately $12.3 million and $9.4 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2019. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2018 and 2017 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 2, 2020

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	March 2, 2020